      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 21, 1998
                                                     REGISTRATION NO. 333-44299
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                          AMENDMENT NO. 1 TO FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                               ------------------

                HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP.
             (Exact name of registrant as specified in its charter)
                                ----------------
           DELAWARE                                    36-4202202
(State or other jurisdiction of                     (I.R.S. Employer
  incorporation or organization)                   Identification No.)

      500 WEST MONROE STREET                        MARGARET E. GOVERN
     CHICAGO, ILLINOIS 60661                 C/O HELLER FINANCIAL COMMERCIAL
          (312) 441-7000                           MORTGAGE ASSET CORP.
              -------                               500 WEST MONROE STREET
                                                 CHICAGO, ILLINOIS 60661
                                                      (312) 441-7000

(Address, including zip code,                 (Name, address, including zip
and telephone number, including           code, and telephone number, including
  area code, of registrant's                 area code, of agent for service
 principal executive offices)                 with respect to the Registrant)

                              ------------------
                                   Copies to:

                             KEVIN C. BLAUCH, ESQ.
                                LATHAM & WATKINS
                                885 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 906-1241

            APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
From time to time after the effective date of this Registration Statement as determined by market conditions and pursuant to Rule 415.
            If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
            If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [x]
            If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
            If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]
            If delivery of the Prospectus Supplement is expected to be made pursuant to Rule 434, please check the following box. [ ]

                               ------------------

                        CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------
                                                                PROPOSED   PROPOSED
                                                                MAXIMUM    MAXIMUM
                                                AMOUNT          OFFERING   AGGREGATE       AMOUNT OF
            PROPOSED TITLE OF SECURITIES        TO BE           PRICE PER  OFFERING       REGISTRATION
                  TO BE REGISTERED            REGISTERED        UNIT (1)   PRICE (1)        FEE (2)
----------------------------------------------------------------------------------------------------------------
Mortgage Pass-Through
   Certificates............................ $2,000,000,000        100%     $2,000,000,000   $590,000
----------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee on the basis of the proposed maximum offering price per unit.
(2) $295.00 of which was previously filed.

                              ------------------

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
===============================================================================

                               EXPLANATORY NOTE

            Immediately following this explanatory note there are eight sets of six pages labeled in the upper right corner as follows: "Version 1: Multifamily Properties", "Version 2: Office Properties", "Version 3: Retail Properties", "Version 4: Hotel Properties", "Version 5: Health Care-Related Facilities", "Version 6: Industrial Properties", "Version 7: Self-Storage Facilities" and "Version 8: Manufactured Housing Communities." Each such "version" contains a cover page to be substituted in the Prospectus and five pages with inserts to the Prospectus and the Prospectus Supplement showing the text specific to concentration in each of the eight types of properties contemplated by the Registrant for purposes of the Registration Statement (i.e. multifamily properties, office properties, retail properties, hotel properties, health care-related facilities, industrial properties, self-storage facilities and manufactured housing communities).

            The above described eight "versions" of changes to the Prospectus and the Prospectus Supplement are being filed with this Registration Statement for purposes of identifying changes that will be made to the Prospectus and the Prospectus Supplement as a result of concentrations in any specific securitization transaction. Depending on the types of properties that involve concentration in any particular transaction, the respective changes to the Prospectus and the Prospectus Supplement from one or more of the above described "versions" would be included in the Prospectus and the Prospectus Supplement for that transaction. The Prospectus and the Prospectus Supplement reflecting such changes would be filed at the time and in the manner provided by Rule 424 under the Securities Act of 1933.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement become effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                                             VERSION 1:  MULTIFAMILY PROPERTIES
PROSPECTUS

                HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP.
                                   DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

            The mortgage pass-through certificates (the "Offered Certificates") offered hereby and by supplements hereto (each, a "Prospectus Supplement") will be offered from time to time in one or more series (each, a "Series"). The Offered Certificates of any Series, together with any other mortgage pass-through certificates of such Series, are collectively referred to herein as the "Certificates". Each Series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any Series, the "Trust Fund") consisting of one or more segregated pools of various types of multifamily or commercial mortgage loans (the "Mortgage Loans"), mortgage participations, mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by multifamily or commercial mortgage loans (collectively, the "CMBS") or a combination of Mortgage Loans and/or CMBS (with respect to any Series, collectively, the "Mortgage Assets"). Multifamily properties consisting of five or more rental or cooperatively owned dwellings will represent security for a material concentration of the Mortgage Loans (or the mortgage loans underlying the CMBS) in any Trust Fund, based on principal balance at the time such Trust Fund is formed. If so specified in the related Prospectus Supplement, some or all of the Mortgage Loans will include assignments of the leases of the related Mortgaged Properties (as defined herein) and/or assignments of the rental payments due from the lessees under such leases (each type of assignment, a "Lease Assignment"). A significant or the sole source of payments on certain Commercial Loans (as defined herein) and, therefore, of distributions on certain Series of Certificates, will be such rental payments. If so specified in the related Prospectus Supplement, the Trust Fund for a Series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any Series, collectively, "Credit Support"), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any Series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds," "Description of the Certificates" and "Description of Credit Support."

            Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series.

                                                 (cover continued on next page)

                                 --------------

PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE
  OFFERED CERTIFICATES. THE CERTIFICATES OF EACH SERIES WILL NOT REPRESENT AN
      INTEREST IN OR OBLIGATION OF THE DEPOSITOR, ANY MASTER SERVICER, ANY SPECIAL SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE
    AFFILIATES. NEITHER THE CERTIFICATES NOR ANY ASSETS IN THE RELATED TRUST
         FUND WILL BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY
    OR INSTRUMENTALITY OR BY ANY OTHER PERSON, EXCEPT TO THE EXTENT PROVIDED
         IN THE RELATED PROSPECTUS SUPPLEMENT. THE ASSETS IN EACH TRUST
        FUND WILL BE HELD IN TRUST FOR THE BENEFIT OF THE HOLDERS OF THE
       RELATED SERIES OF CERTIFICATES PURSUANT TO A POOLING AND SERVICING
        AGREEMENT OR A TRUST AGREEMENT, AS MORE FULLY DESCRIBED HEREIN.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE RELATED PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 --------------

            PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "RISK FACTORS" BEGINNING ON PAGE 17 HEREIN AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATE.

            Prior to issuance there will have been no market for the Certificates of any Series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series.
            Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters as more fully described under "Method of Distribution" herein and the related Prospectus Supplement."

                                 --------------
                 THE DATE OF THIS PROSPECTUS IS        , 199

                                             VERSION 1:  MULTIFAMILY PROPERTIES

[The following to be inserted on PAGE ii of the PROSPECTUS SUPPLEMENT, immediately following the second sentence of the first paragraph:]

Multifamily properties consisting of five or more rental or cooperatively owned dwellings will represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed.

                                             VERSION 1:  MULTIFAMILY PROPERTIES

[The following to be inserted in the TABLE OF CONTENTS of the PROSPECTUS, immediately following "RISK FACTORS-RISKS ASSOCIATED WITH MORTGAGE LOANS AND MORTGAGED PROPERTIES":]

Risks Particular to Multifamily Rental Properties....................[page no.]

                                             VERSION 1:  MULTIFAMILY PROPERTIES

[The following to be inserted in the TABLE OF CONTENTS of the PROSPECTUS SUPPLEMENT, immediately following "DESCRIPTION OF THE MORTGAGE POOL-GENERAL":]

Mortgage Loans Secured by Multifamily Rental Properties..............[page no.]

                                             VERSION 1:  MULTIFAMILY PROPERTIES

[The following to be inserted in the PROSPECTUS under "RISK FACTORS," immediately following "RISKS ASSOCIATED WITH MORTGAGE LOANS AND MORTGAGED PROPERTIES" and in the PROSPECTUS SUPPLEMENT under "RISK FACTORS," immediately following "RISKS ASSOCIATED WITH CERTAIN OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES":]

RISKS PARTICULAR TO MULTIFAMILY RENTAL PROPERTIES

            Multifamily projects are part of a market that, in general, is characterized by low barriers to entry. Thus, a particular apartment market with historically low vacancies could experience substantial new construction, and a resultant oversupply of units, in a relatively short period of time. Since multifamily apartment units are typically leased on a short-term basis, the tenants who reside in a particular project within such a market may easily move to newer projects with better amenities. Adverse economic conditions, either local or national, may limit the amount of rent that can be charged for rental units, and may result in a reduction in timely rent payments or a reduction in occupancy levels without a corresponding decrease in expenses. Occupancy and rent levels may also be affected by local military base closings and national and local politics, including, in the case of multifamily rental properties, current or future rent stabilization and rent control laws and agreements. In addition, the level of mortgage interest rates may encourage tenants in multifamily rental properties to purchase single-family housing. Further, the cost of operating a multifamily property may increase, including the cost of utilities and the costs of required capital expenditures. Furthermore, the rent limitations imposed on Mortgaged Properties eligible to receive low-income housing tax credits pursuant to Section 42 of the Code ("Section 42 Properties") may adversely affect the ability of the applicable borrowers to increase rents to maintain such Mortgaged Properties in proper condition during periods of rapid inflation or declining market value of such Mortgaged Properties. In addition, the income restrictions on tenants imposed by Section 42 of the Code may reduce the number of eligible tenants in such Mortgaged Properties and result in a reduction in occupancy rates applicable thereto. Furthermore, some eligible tenants may not find any differences in rents between the Section 42 Properties and other multifamily rental properties in the same area to be a sufficient economic incentive to reside at a Section 42 Property, which may have fewer amenities or otherwise be less attractive as a residence. Additionally, the characteristics of a neighborhood may change over time or in relation to newer developments. All of these conditions and events may increase the possibility that a borrower may be unable to meet its obligations under its Mortgage Loan.

                                             VERSION 1:  MULTIFAMILY PROPERTIES

[The following to be inserted in the PROSPECTUS under "DESCRIPTION OF THE TRUST FUNDS," immediately following "MORTGAGE LOANS--GENERAL" and in the PROSPECTUS SUPPLEMENT under "DESCRIPTION OF THE MORTGAGE POOL," immediately following "GENERAL":]

MORTGAGE LOANS SECURED BY MULTIFAMILY RENTAL PROPERTIES

            Significant factors determining the value and successful operation of a multifamily property are the location of the property, the number of competing residential developments in the local market (such as apartment buildings, manufactured housing communities and site-built single family homes), the physical attributes of the multifamily apartment building (such as its age and appearance) and state and local regulations affecting such property. In addition, the successful operation of an apartment building will depend upon other factors such as its reputation, the ability of management to provide adequate maintenance and insurance, and the types of services it provides.

            Certain states regulate the relationship of an owner and its tenants. Commonly, these laws require a written lease, good cause for eviction, disclosure of fees, and notification to residents of changed land use, while prohibiting unreasonable rules, retaliatory evictions, and restrictions on a resident's choice of unit vendors. Apartment building owners have been the subject of suits under state "Unfair and Deceptive Practices Acts" and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices. A few states offer more significant protection. For example, there are provisions that limit the basis on which a landlord may terminate a tenancy or increase its rent or prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's building.

            In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control on apartment buildings. These ordinances may limit rent increases to fixed percentages, to percentages of increases in the consumer price index, to increases set or approved by a governmental agency, or to increases determined through mediation or binding arbitration. In many cases, the rent control laws do not permit vacancy decontrol. Local authority to impose rent control is pre-empted by state law in certain states, and rent control is not imposed at the state level in those states. In some states, however, local rent control ordinances are not pre-empted for tenants having short-term or month-to-month leases, and properties there may be subject to various forms of rent control with respect to those tenants. Any limitations on a borrower's ability to raise property rents may impair such borrower's ability to repay its Mortgage Loan from its net operating income or the proceeds of a sale or refinancing of the related Mortgaged Property.

            Adverse economic conditions, either local or national, may limit the amount of rent that can be charged and may result in a reduction in timely rent payments or a reduction in occupancy levels. Occupancy and rent levels may also be affected by construction of additional housing units, local military base closings and national and local politics, including current or future rent stabilization and rent control laws and agreements. In addition, the level of mortgage interest rates may encourage tenants to purchase single-family housing. The location and construction quality of a particular building may affect the occupancy level as well as the rents that may be charged for individual units. The characteristics of a neighborhood may change over time or in relation to newer developments.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement become effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



                                                   VERSION 2: OFFICE PROPERTIES

PROSPECTUS

                HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP.
                                   DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

      The mortgage pass-through certificates (the "Offered Certificates") offered hereby and by supplements hereto (each, a "Prospectus Supplement") will be offered from time to time in one or more series (each, a "Series"). The Offered Certificates of any Series, together with any other mortgage pass-through certificates of such Series, are collectively referred to herein as the "Certificates". Each Series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any Series, the "Trust Fund") consisting of one or more segregated pools of various types of multifamily or commercial mortgage loans (the "Mortgage Loans"), mortgage participations, mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by multifamily or commercial mortgage loans (collectively, the "CMBS") or a combination of Mortgage Loans and/or CMBS (with respect to any Series, collectively, the "Mortgage Assets"). Office buildings will represent security for a material concentration of the Mortgage Loans (or the mortgage loans underlying the CMBS) in any Trust Fund, based on principal balance at the time such Trust Fund is formed. If so specified in the related Prospectus Supplement, some or all of the Mortgage Loans will include assignments of the leases of the related Mortgaged Properties (as defined herein) and/or assignments of the rental payments due from the lessees under such leases (each type of assignment, a "Lease Assignment"). A significant or the sole source of payments on certain Commercial Loans (as defined herein) and, therefore, of distributions on certain Series of Certificates, will be such rental payments. If so specified in the related Prospectus Supplement, the Trust Fund for a Series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any Series, collectively, "Credit Support"), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any Series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds," "Description of the Certificates" and "Description of Credit Support."

            Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series.

                                                 (cover continued on next page)
                                 --------------

PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE
  OFFERED CERTIFICATES. THE CERTIFICATES OF EACH SERIES WILL NOT REPRESENT AN
      INTEREST IN OR OBLIGATION OF THE DEPOSITOR, ANY MASTER SERVICER, ANY SPECIAL SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE
    AFFILIATES. NEITHER THE CERTIFICATES NOR ANY ASSETS IN THE RELATED TRUST
         FUND WILL BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY
    OR INSTRUMENTALITY OR BY ANY OTHER PERSON, EXCEPT TO THE EXTENT PROVIDED
         IN THE RELATED PROSPECTUS SUPPLEMENT. THE ASSETS IN EACH TRUST
        FUND WILL BE HELD IN TRUST FOR THE BENEFIT OF THE HOLDERS OF THE
       RELATED SERIES OF CERTIFICATES PURSUANT TO A POOLING AND SERVICING
        AGREEMENT OR A TRUST AGREEMENT, AS MORE FULLY DESCRIBED HEREIN.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE RELATED PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 --------------

            PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "RISK FACTORS" BEGINNING ON PAGE 17 HEREIN AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATE.

            Prior to issuance there will have been no market for the Certificates of any Series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series.

            Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters as more fully described under "Method of Distribution" herein and the related Prospectus Supplement."

                                 --------------

                 THE DATE OF THIS PROSPECTUS IS        , 199

                                                  VERSION 2:  OFFICE PROPERTIES

[The following to be inserted on page ii of the PROSPECTUS SUPPLEMENT, immediately following the second sentence of the first paragraph:]

Office buildings will represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed.

                                                   VERSION 2: OFFICE PROPERTIES

[The following to be inserted in the TABLE OF CONTENTS of the PROSPECTUS, immediately following "RISK FACTORS--RISKS ASSOCIATED WITH MORTGAGE LOANS AND MORTGAGED PROPERTIES":]

Risks Particular to Office Properties................................[page no.]

                                                   VERSION 2: OFFICE PROPERTIES

[The following to be inserted in the TABLE OF CONTENTS of the PROSPECTUS SUPPLEMENT, immediately following "DESCRIPTION OF THE MORTGAGE POOL--GENERAL":]

Mortgage Loans Secured by Office Properties..........................[page no.]

                                                  VERSION 2:  OFFICE PROPERTIES

[The following to be inserted in the PROSPECTUS under "RISK FACTORS," immediately following "RISKS ASSOCIATED WITH MORTGAGE LOANS AND MORTGAGED PROPERTIES" and in the PROSPECTUS SUPPLEMENT under "RISK FACTORS," immediately following "RISKS ASSOCIATED WITH CERTAIN OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES":]



RISKS PARTICULAR TO OFFICE PROPERTIES

            Office properties generally require their owners to expend significant amounts of cash to pay for general capital improvements, tenant improvements and costs of re-leasing space. Office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. In addition to risks generally associated with real estate, Mortgage Loans secured by office properties are also affected significantly by adverse changes in population and employment growth (which creates demand for office space), local competitive conditions (such as the supply of office space or the existence or construction of new competitive office buildings), the quality and management philosophy of management, the attractiveness of the properties to tenants and their customers or clients, the attractiveness of the surrounding neighborhood and the need to make major repairs or improvements to satisfy the needs of major tenants. In addition, office properties may be adversely affected by an economic decline in the business operated by their tenants. Such decline may result in one or more significant tenants ceasing operations at such locations (which may occur on account of a voluntary decision not to renew a lease, bankruptcy or insolvency of such tenants, such tenants' general cessation of business activities or for other reasons). If office properties have a single tenant or if there is a significant concentration of tenants in a particular business or industry, the risk of such an economic decline increases.

                                                  VERSION 2:  OFFICE PROPERTIES

[The following to be inserted in the PROSPECTUS under "DESCRIPTION OF THE TRUST FUNDS," immediately following "MORTGAGE LOANS--GENERAL" and in the PROSPECTUS SUPPLEMENT under "DESCRIPTION OF THE MORTGAGE POOL," immediately following "GENERAL":]



MORTGAGE LOANS SECURED BY OFFICE PROPERTIES

            Significant factors affecting the value of office properties include, without limitation, the quality of the tenants in the building, the physical attributes of the building in relation to competing buildings, the location of the building with respect to the central business district or population centers, demographic trends within the metropolitan area to move away from or towards the central business district, social trends combined with space management trends (which may change towards options such as telecommuting or hoteling to satisfy space needs), tax incentives offered to businesses by cities or suburbs adjacent to or near the city where the building is located and the strength and stability of the market area as a desirable business location. Office properties may be adversely affected by an economic decline in the business operated by their tenants. If office properties have a single tenant or if there is a significant concentration of tenants in a particular business or industry, the risk of such an economic decline increases.

            Office properties are also subject to competition with other office properties in the same market. Competition is affected by a building's age, condition, design (including floor sizes and layout), access to transportation, availability of parking and ability to offer certain amenities to its tenants (including sophisticated building systems, such as fiberoptic cables, satellite communications or other base building technological features).

            The success of an office property also depends on the local economy. Factors such as labor cost and quality, tax environment and such quality of life matters as schools and cultural amenities are generally considered in the decision of a business to locate its headquarters in a particular area. A central business district may have a substantially different economy from that of a suburb. The local economy will affect an office property's ability to attract stable tenants on a consistent basis. In addition, the cost of refitting office space for a new tenant is often higher than for other property types.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement become effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                  VERSION 3:  RETAIL PROPERTIES

PROSPECTUS

                HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP.
                                   DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

            The mortgage pass-through certificates (the "Offered Certificates") offered hereby and by supplements hereto (each, a "Prospectus Supplement") will be offered from time to time in one or more series (each, a "Series"). The Offered Certificates of any Series, together with any other mortgage pass-through certificates of such Series, are collectively referred to herein as the "Certificates". Each Series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any Series, the "Trust Fund") consisting of one or more segregated pools of various types of multifamily or commercial mortgage loans (the "Mortgage Loans"), mortgage participations, mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by multifamily or commercial mortgage loans (collectively, the "CMBS") or a combination of Mortgage Loans and/or CMBS (with respect to any Series, collectively, the "Mortgage Assets"). Retail properties will represent security for a material concentration of the Mortgage Loans (or the mortgage loans underlying the CMBS) in any Trust Fund, based on principal balance at the time such Trust Fund is formed. If so specified in the related Prospectus Supplement, some or all of the Mortgage Loans will include assignments of the leases of the related Mortgaged Properties (as defined herein) and/or assignments of the rental payments due from the lessees under such leases (each type of assignment, a "Lease Assignment"). A significant or the sole source of payments on certain Commercial Loans (as defined herein) and, therefore, of distributions on certain Series of Certificates, will be such rental payments. If so specified in the related Prospectus Supplement, the Trust Fund for a Series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any Series, collectively, "Credit Support"), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any Series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds," "Description of the Certificates" and "Description of Credit Support."

            Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series.

                                                 (cover continued on next page)
                                 --------------

PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE
  OFFERED CERTIFICATES. THE CERTIFICATES OF EACH SERIES WILL NOT REPRESENT AN
    INTEREST IN OR OBLIGATION OF THE DEPOSITOR, ANY MASTER SERVICER, ANY
      SPECIAL SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR ANY ASSETS IN THE RELATED TRUST
         FUND WILL BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY
    OR INSTRUMENTALITY OR BY ANY OTHER PERSON, EXCEPT TO THE EXTENT PROVIDED
         IN THE RELATED PROSPECTUS SUPPLEMENT. THE ASSETS IN EACH TRUST
          FUND WILL BE HELD IN TRUST FOR THE BENEFIT OF THE HOLDERS OF
          THE RELATED SERIES OF CERTIFICATES PURSUANT TO A POOLING AND
            SERVICING AGREEMENT OR A TRUST AGREEMENT, AS MORE FULLY
                               DESCRIBED HEREIN.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE RELATED PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 --------------

            PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "RISK FACTORS" BEGINNING ON PAGE 17 HEREIN AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATE.

            Prior to issuance there will have been no market for the Certificates of any Series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series.

            Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters as more fully described under "Method of Distribution" herein and the related Prospectus Supplement."
                                 --------------

                 THE DATE OF THIS PROSPECTUS IS         , 199

                                                  VERSION 3:  RETAIL PROPERTIES

[The following to be inserted on PAGE ii of the PROSPECTUS SUPPLEMENT, immediately following the second sentence of the first paragraph:]

Retail properties will represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed.

                                                  VERSION 3:  RETAIL PROPERTIES

[The following to be inserted in the TABLE OF CONTENTS of the PROSPECTUS, immediately following "RISK FACTORS--RISKS ASSOCIATED WITH MORTGAGE LOANS AND MORTGAGED PROPERTIES":]

Risks Particular to Retail Properties................................[page no.]

                                                  VERSION 3:  RETAIL PROPERTIES

[The following to be inserted in the TABLE OF CONTENTS of the PROSPECTUS SUPPLEMENT, immediately following "DESCRIPTION OF THE MORTGAGE POOL--GENERAL":]

Mortgage Loans Secured by Retail Properties......................... [page no.]

                                                  VERSION 3:  RETAIL PROPERTIES

[The following to be inserted in the PROSPECTUS under "RISK FACTORS," immediately following "RISKS ASSOCIATED WITH MORTGAGE LOANS AND MORTGAGED PROPERTIES" and in the PROSPECTUS SUPPLEMENT under "RISK FACTORS," immediately following "RISKS ASSOCIATED WITH CERTAIN OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES":]



RISKS PARTICULAR TO RETAIL PROPERTIES

            In addition to risks generally associated with real estate, Mortgage Loans secured by retail properties are also affected significantly by adverse changes in consumer spending patterns, local competitive conditions (such as the supply of retail space or the existence or construction of new competitive shopping centers or shopping malls), alternative forms of retailing (such as direct mail, video shopping networks and selling through the Internet which reduce the need for retail space by retail companies), the quality and management philosophy of management, the attractiveness of the properties and the surrounding neighborhood to tenants and their customers, the public perception of the safety of customers at shopping malls and shopping centers, and the need to make major repairs or improvements to satisfy the needs of major tenants.

            Retail properties may be adversely affected if a significant tenant ceases operations at such locations (which may occur on account of a voluntary decision not to renew a lease, bankruptcy or insolvency of such tenant, such tenant's general cessation of business activities or for other reasons). Significant tenants at a retail property play an important part in generating customer traffic and making a retail property a desirable location for other tenants at such property. In addition, certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property. In such cases, there can be no assurance that any such anchor tenants will continue to occupy space in the related shopping centers.

                                                  VERSION 3:  RETAIL PROPERTIES

[The following to be inserted in the PROSPECTUS under "DESCRIPTION OF THE TRUST FUNDS," immediately following "MORTGAGE LOANS--GENERAL" and in the PROSPECTUS SUPPLEMENT under "DESCRIPTION OF THE MORTGAGE POOL," immediately following "GENERAL":]



MORTGAGE LOANS SECURED BY RETAIL PROPERTIES

            Retail properties generally derive all or a substantial percentage of their income from lease payments from commercial tenants. Income from and the market value of retail properties is dependent on various factors including, but not limited to, the ability to lease space in such properties, the ability of tenants to meet their lease obligations, the possibility of a significant tenant becoming a debtor in a bankruptcy case under the Bankruptcy Code, as well as fundamental aspects of real estate such as location and market demographics.

            The correlation between the success of tenant businesses and property value is more direct with respect to retail properties than other types of commercial property because a significant component of the total rent paid by retail tenants is often tied to a percentage of gross sales. Declines in sales of tenants of retail properties will likely cause a corresponding decline in percentage rents and such tenants may become unable to pay their rent or other occupancy costs. The default by a tenant under its lease could result in delays and costs in enforcing the lessor's rights. Repayment of the related mortgage loans will be affected by the expiration of space leases and the ability of the respective borrowers to renew or relet the space on comparable terms. Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, could be substantial and could reduce cash flow from the retail properties.

            Whether a retail property is "anchored" or "unanchored" is also a relevant factor. Generally, retail properties that are anchored are perceived to be less risky. A retail anchor tenant is normally understood to be proportionately large in size and vital in attracting customers to the property. Furthermore, the correlation between the success of tenant businesses and property value is increased when the property is a single tenant property.

            Unlike office or hotel properties, retail properties also face competition from sources outside a given real estate market. Catalogue retailers, home shopping networks, telemarketing, selling through the Internet, and outlet centers all compete with more traditional retail properties for consumer dollars. Continued growth of these alternative retail outlets (which are often characterized by lower operating costs) could adversely affect the rents collectible at retail properties.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement become effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                   VERSION 4:  HOTEL PROPERTIES

PROSPECTUS

                HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP.
                                   DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

      The mortgage pass-through certificates (the "Offered Certificates") offered hereby and by supplements hereto (each, a "Prospectus Supplement") will be offered from time to time in one or more series (each, a "Series"). The Offered Certificates of any Series, together with any other mortgage pass-through certificates of such Series, are collectively referred to herein as the "Certificates". Each Series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any Series, the "Trust Fund") consisting of one or more segregated pools of various types of multifamily or commercial mortgage loans (the "Mortgage Loans"), mortgage participations, mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by multifamily or commercial mortgage loans (collectively, the "CMBS") or a combination of Mortgage Loans and/or CMBS (with respect to any Series, collectively, the "Mortgage Assets"). Hotel properties will represent security for a material concentration of the Mortgage Loans (or the mortgage loans underlying the CMBS) in any Trust Fund, based on principal balance at the time such Trust Fund is formed. If so specified in the related Prospectus Supplement, some or all of the Mortgage Loans will include assignments of the leases of the related Mortgaged Properties (as defined herein) and/or assignments of the rental payments due from the lessees under such leases (each type of assignment, a "Lease Assignment"). A significant or the sole source of payments on certain Commercial Loans (as defined herein) and, therefore, of distributions on certain Series of Certificates, will be such rental payments. If so specified in the related Prospectus Supplement, the Trust Fund for a Series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any Series, collectively, "Credit Support"), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any Series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds," "Description of the Certificates" and "Description of Credit Support."

            Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series.

                                                 (cover continued on next page)
                                 --------------

PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE
  OFFERED CERTIFICATES. THE CERTIFICATES OF EACH SERIES WILL NOT REPRESENT AN
      INTEREST IN OR OBLIGATION OF THE DEPOSITOR, ANY MASTER SERVICER, ANY SPECIAL SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE
    AFFILIATES. NEITHER THE CERTIFICATES NOR ANY ASSETS IN THE RELATED TRUST
         FUND WILL BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY
    OR INSTRUMENTALITY OR BY ANY OTHER PERSON, EXCEPT TO THE EXTENT PROVIDED
         IN THE RELATED PROSPECTUS SUPPLEMENT. THE ASSETS IN EACH TRUST
          FUND WILL BE HELD IN TRUST FOR THE BENEFIT OF THE HOLDERS OF
          THE RELATED SERIES OF CERTIFICATES PURSUANT TO A POOLING AND
            SERVICING AGREEMENT OR A TRUST AGREEMENT, AS MORE FULLY
                               DESCRIBED HEREIN.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE RELATED PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 --------------

            PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "RISK FACTORS" BEGINNING ON PAGE 17 HEREIN AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATE.

            Prior to issuance there will have been no market for the Certificates of any Series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series.

            Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters as more fully described under "Method of Distribution" herein and the related Prospectus Supplement."
                                 --------------

                 THE DATE OF THIS PROSPECTUS IS        , 199

                                                    VERSION 4: HOTEL PROPERTIES

[The following to be inserted on PAGE ii of the PROSPECTUS SUPPLEMENT, immediately following the second sentence of the first paragraph:]

Hotel properties will represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed.

                                                   VERSION 4:  HOTEL PROPERTIES

[The following to be inserted in the TABLE OF CONTENTS of the PROSPECTUS, immediately following "RISK FACTORS--RISKS ASSOCIATED WITH MORTGAGE LOANS AND MORTGAGED PROPERTIES":]

Risks Particular to Hotel Properties.................................[page no.]

                                                   VERSION 4:  HOTEL PROPERTIES

[The following to be inserted in the TABLE OF CONTENTS of the PROSPECTUS SUPPLEMENT, immediately following "DESCRIPTION OF THE MORTGAGE POOL--GENERAL":]



Mortgage Loans Secured by Hotel Properties...........................[page no.]

                                                   VERSION 4:  HOTEL PROPERTIES

[The following to be inserted in the PROSPECTUS under "RISK FACTORS," immediately following "RISKS ASSOCIATED WITH MORTGAGE LOANS AND MORTGAGED PROPERTIES" and in the PROSPECTUS SUPPLEMENT under "RISK FACTORS," immediately following "RISKS ASSOCIATED WITH CERTAIN OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES":]



RISKS PARTICULAR TO HOTEL PROPERTIES

            Various factors, including location, quality and franchise affiliation, if any, affect the economic viability of a hotel. Like any income producing property, the income generated by a hotel property is subject to several factors such as local, regional and national economic conditions and competition. Adverse economic conditions, either local, regional or national, may limit the amount that can be charged for a room and may result in a reduction in occupancy levels. The construction of competing hotels or motels can have similar effects. Because hotel property income is primarily generated by room occupancy and such occupancy is usually for short periods of time, the level of such income may respond more quickly to adverse conditions such as those described above. This daily mark-to-market also accentuates the highs and lows of economic cycles. Moreover, as a result of relatively high operating costs, relatively small decreases in revenue can cause significant stress on a property's cash flow. Also, sensitivity to competition may require more frequent improvements and renovations than other properties. Furthermore, the financial strength and capabilities of the owner and operator of a hotel may have an impact on such hotel's quality of service and economic viability. Finally, the hotel industry is generally seasonal. This will result in fluctuation in the income generated by hotel properties.

            To the extent a hotel is affiliated to, or associated with, a regional, national or international chain, changes in the public perception of such chain may have an impact on the income generated by the related property. The viability of any hotel property which is affiliated with a franchise depends in part on the continued existence and financial strength of the franchisor, the public perception of the franchise service mark and the duration of the franchise licensing agreements. The transferability of franchise license agreements may be restricted, and in the event of a foreclosure on any hotel property, the purchaser of such hotel property would not have the right to use the franchise license without the franchisor's consent. Further, in the event of a foreclosure on a hotel property, it is unlikely that the Trustee (or Master Servicer) or purchaser of such hotel property would be entitled to the rights under any liquor license. Conversely, a lender may be unable to remove a franchisor that it desires to replace following a foreclosure .

                                                   VERSION 4:  HOTEL PROPERTIES

[The following to be inserted in the PROSPECTUS under "DESCRIPTION OF THE TRUST FUNDS," immediately following "MORTGAGE LOANS--GENERAL" and in the PROSPECTUS SUPPLEMENT under "DESCRIPTION OF THE MORTGAGE POOL," immediately following "GENERAL":]



MORTGAGE LOANS SECURED BY HOTEL PROPERTIES

            Hotel properties may involve different types of hotels, including full service hotels, limited service hotels, hotels associated with national franchise chains, hotels associated with regional franchise chains and hotels that are not affiliated with any franchise chain but may have their own brand identity. Various factors, including location, quality and franchise affiliation affect the economic performance of a hotel. Adverse economic conditions, either local, regional or national, may limit the amount that can be charged for a room and may result in a reduction in occupancy levels. The construction of competing hotels can have similar effects. To meet competition in the industry and to maintain economic values, continuing expenditures must be made for modernizing, refurbishing, and maintaining existing facilities prior to the expiration of their anticipated useful lives. Because hotel rooms generally are rented for short periods of time, hotels tend to respond more quickly to adverse economic conditions and competition than do other commercial properties. Furthermore, the financial strength and capabilities of the owner and operator of a hotel may have an impact on such hotel's quality of service and economic performance. Additionally, the hotel and lodging industry is generally seasonal in nature and this seasonality can be expected to cause periodic fluctuations in room and other revenues, occupancy levels, room rates and operating expenses. The demand for particular accommodations may also be affected by changes in travel patterns caused by changes in energy prices, strikes, relocation of highways, the construction of additional highways and other factors.

            The viability of any hotel property that is a franchise of a national or a regional hotel chain depends in part on the continued existence and financial strength of the franchisor, the public perception of the franchise service mark and the duration of the franchise licensing agreement. The transferability of franchise license agreements may be restricted and, in the event of a foreclosure on any such hotel property, the consent of the franchisor for the continued use the franchise license by the hotel property would be required. Conversely, a lender may be unable to remove a franchisor that it desires to replace following a foreclosure. Further, in the event of a foreclosure on a hotel property, it is unlikely that the purchaser (or the trustee, servicer or special servicer, as the case may be) of such hotel property may be entitled to the rights under any liquor license for such hotel property, and such party would be required to apply in its own right for such license or licenses. There can be no assurance that a new license could be obtained or that it could be obtained promptly.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement become effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                      VERSION 5: HEALTH CARE-RELATED FACILITIES

PROSPECTUS

                HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP.
                                   DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

            The mortgage pass-through certificates (the "Offered Certificates") offered hereby and by supplements hereto (each, a "Prospectus Supplement") will be offered from time to time in one or more series (each, a "Series"). The Offered Certificates of any Series, together with any other mortgage pass-through certificates of such Series, are collectively referred to herein as the "Certificates". Each Series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any Series, the "Trust Fund") consisting of one or more segregated pools of various types of multifamily or commercial mortgage loans (the "Mortgage Loans"), mortgage participations, mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by multifamily or commercial mortgage loans (collectively, the "CMBS") or a combination of Mortgage Loans and/or CMBS (with respect to any Series, collectively, the "Mortgage Assets"). Health care-related facilities will represent security for a material concentration of the Mortgage Loans (or the mortgage loans underlying the CMBS) in any Trust Fund, based on principal balance at the time such Trust Fund is formed. If so specified in the related Prospectus Supplement, some or all of the Mortgage Loans will include assignments of the leases of the related Mortgaged Properties (as defined herein) and/or assignments of the rental payments due from the lessees under such leases (each type of assignment, a "Lease Assignment"). A significant or the sole source of payments on certain Commercial Loans (as defined herein) and, therefore, of distributions on certain Series of Certificates, will be such rent payments. If so specified in the related Prospectus Supplement, the Trust Fund for a Series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any Series, collectively, "Credit Support"), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any Series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds," "Description of the Certificates" and "Description of Credit Support."

            Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series.

                                                 (cover continued on next page)
                                 --------------

PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE
  OFFERED CERTIFICATES. THE CERTIFICATES OF EACH SERIES WILL NOT REPRESENT AN
      INTEREST IN OR OBLIGATION OF THE DEPOSITOR, ANY MASTER SERVICER, ANY SPECIAL SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE
    AFFILIATES. NEITHER THE CERTIFICATES NOR ANY ASSETS IN THE RELATED TRUST
         FUND WILL BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY
    OR INSTRUMENTALITY OR BY ANY OTHER PERSON, EXCEPT TO THE EXTENT PROVIDED
         IN THE RELATED PROSPECTUS SUPPLEMENT. THE ASSETS IN EACH TRUST
          FUND WILL BE HELD IN TRUST FOR THE BENEFIT OF THE HOLDERS OF
          THE RELATED SERIES OF CERTIFICATES PURSUANT TO A POOLING AND
            SERVICING AGREEMENT OR A TRUST AGREEMENT, AS MORE FULLY
                               DESCRIBED HEREIN.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE RELATED PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 --------------

            PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "RISK FACTORS" BEGINNING ON PAGE 17 HEREIN AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATE.

            Prior to issuance there will have been no market for the Certificates of any Series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series.
            Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters as more fully described under "Method of Distribution" herein and the related Prospectus Supplement."
                                 --------------

                 THE DATE OF THIS PROSPECTUS IS          , 199

                                      VERSION 5: HEALTH CARE-RELATED FACILITIES

[The following to be inserted on PAGE ii of the PROSPECTUS SUPPLEMENT, immediately following the second sentence of the first paragraph:]

Health care-related facilities will represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed.

                                      VERSION 5: HEALTH CARE-RELATED FACILITIES

[The following to be inserted in the TABLE OF CONTENTS of the PROSPECTUS, immediately following "RISK FACTORS--RISKS ASSOCIATED WITH MORTGAGE LOANS AND MORTGAGED PROPERTIES":]



Risks Particular to Health Care-Related Facilities.................. [page no.]

                                      VERSION 5: HEALTH CARE-RELATED FACILITIES

[The following to be inserted in the TABLE OF CONTENTS of the PROSPECTUS SUPPLEMENT, immediately following "DESCRIPTION OF THE MORTGAGE POOL--GENERAL":]


Mortgage Loans Secured by Health Care-Related Properties.............[page no.]

                                      VERSION 5: HEALTH CARE-RELATED FACILITIES

[The following to be inserted in the PROSPECTUS under "RISK FACTORS," immediately FOLLOWING "RISKS ASSOCIATED WITH MORTGAGE LOANS AND MORTGAGED PROPERTIES" and in the PROSPECTUS SUPPLEMENT under "RISK FACTORS," immediately FOLLOWING "RISKS ASSOCIATED WITH CERTAIN OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES":]


RISKS PARTICULAR TO HEALTH CARE-RELATED PROPERTIES

            Certain types of health care-related facilities (including nursing homes) typically receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions, all of which can adversely affect revenues from operation. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers and there are currently under consideration various proposals for national health care relief that could further limit these payments. In addition, providers of long-term nursing care and other medical services are highly regulated by federal, state and local law and are subject to, among other things, federal and state licensing requirements, facility inspections, rate setting, reimbursement policies, and laws relating to the adequacy of medical care, distribution of pharmaceuticals, equipment, personnel operating policies and maintenance of and additions to facilities and services, any or all of which factors can increase the cost of operation, limit growth and in extreme cases, require or result in suspension or cessation of operations.

            Under applicable federal and state laws and regulations, Medicare and Medicaid reimbursements are generally not permitted to be made to any person other than the provider who actually furnished the related medical goods and services. Accordingly, in the event of foreclosure on a Mortgaged Property that is operated as a health care-related facility, none of the Trustee, the Special Servicer or a subsequent lessee or operator of the Mortgaged Property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the respective Mortgaged Properties prior to such foreclosure. Furthermore, in the event of foreclosure, there can be no assurance that the Trustee (or Special Servicer) or purchaser in a foreclosure sale would be entitled to the rights under any required licenses and regulatory approvals and such party may have to apply in its own right for such licenses and approvals. There can be no assurance that a new license could be obtained or that a new approval would be granted. In addition, health care-related facilities are generally "special purpose" properties that could not be readily converted to general residential, retail or office use, and transfers of health care-related facilities are subject to regulatory approvals under state, and in some cases federal, law not required for transfers of other types of commercial operations and other types of real estate, all of which may adversely affect the liquidation value.

                                      VERSION 5: HEALTH CARE-RELATED FACILITIES

[The following to be inserted in the PROSPECTUS under "DESCRIPTION OF THE TRUST FUNDS," immediately following "MORTGAGE LOANS--GENERAL" and in the PROSPECTUS SUPPLEMENT under "DESCRIPTION OF THE MORTGAGE POOL," immediately following "GENERAL":]



MORTGAGE LOANS SECURED BY HEALTH CARE-RELATED PROPERTIES

            The Mortgaged Properties may include Senior Housing, Assisted Living Facilities, Skilled Nursing Facilities and Acute Care Facilities (any of the foregoing, "Health Care-Related Facilities"). "Senior Housing" generally consist of facilities with respect to which the residents are ambulatory, handle their own affairs and typically are couples whose children have left the home and at which the accommodations are usually apartment style. "Assisted Living Facilities" are typically single or double room occupancy, dormitory-style housing facilities which provide food service, cleaning and some personal care and with respect to which the tenants are able to medicate themselves but may require assistance with certain daily routines. "Skilled Nursing Facilities" provide services to post trauma and frail residents with limited mobility who require extensive medical treatment. "Acute Care Facilities" generally consist of hospital and other facilities providing short-term, acute medical care services.

            Certain types of Health Care-Related Facilities, particularly Acute Care Facilities, Skilled Nursing Facilities and some Assisted Living Facilities, typically receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers, and there exist various proposals for national health care reform that could further limit those payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If such payments are insufficient, net operating income of those Health Care-Related Facilities that receive revenues from those sources, and consequently the ability of the related borrowers to meet their obligations under any Mortgage Loans secured thereby, could be adversely affected.

            Moreover, Health Care-Related Facilities are generally subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services. In addition, facilities where such care or other medical services are provided are subject to periodic inspection by governmental authorities to determine compliance with various standards necessary to continued licensing under state law and continued participation in the Medicaid and Medicare reimbursement programs. Providers of assisted living services are also subject to state licensing requirements in certain states. The failure of an operator to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a Health Care-Related Facility or, if applicable, bar it from participation in government reimbursement programs. Furthermore, under applicable federal and state laws and regulations, Medicare and Medicaid reimbursements are generally not permitted to be made to any person other than the provider who actually furnished the related medical goods and services. Accordingly, in the event of foreclosure, none of the Trustee, the Master Servicer, the Special Servicer or a subsequent lessee or operator of any Health Care-Related Facility securing a defaulted Mortgage Loan (a "Health Care-Related Mortgaged Property") would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at such property prior to such foreclosure. Any of the aforementioned events may adversely affect the ability of the related borrowers to meet their Mortgage Loan obligations.

                                      VERSION 5: HEALTH CARE-RELATED FACILITIES

            Government regulation applying specifically to Acute Care Facilities, Skilled Nursing Facilities and certain types of Assisted Living Facilities includes health planning legislation, enacted by most states, intended, at least in part, to regulate the supply of nursing beds. The most common method of control is the requirement that a state authority first make a determination of need, evidenced by its issuance of a Certificate of Need ("CON"), before a long-term care provider can establish a new facility, add beds to an existing facility or, in some states, take certain other actions (for example, acquire major medical equipment, make major capital expenditures, add services, refinance long-term debt, or transfer ownership of a facility). States also regulate nursing bed supply in other ways. For example, some states have imposed moratoria on the licensing of new beds, or on the certification of new Medicaid beds, or have discouraged the construction of new nursing facilities by limiting Medicaid reimbursements allocable to the cost of new construction and equipment. In general, a CON is site specific and operator specific; it cannot be transferred from one site to another, or to another operator, without the approval of the appropriate state agency. Accordingly, if a Mortgage Loan secured by a lien on such a Health Care-Related Mortgaged Property were foreclosed upon, the purchaser at foreclosure might be required to obtain a new CON or an appropriate exemption. In addition, compliance by a purchaser with applicable regulations may in any case require the engagement of a new operator and the issuance of a new operating license. Upon a foreclosure, a state regulatory agency may be willing to expedite any necessary review and approval process to avoid interruption of care to a facility's residents, but there can be no assurance that any will do so or that any necessary licenses or approvals will be issued.

            Further government regulation applicable to Health Care-Related Facilities is found in the form of federal and state "fraud and abuse" laws that generally prohibit payment or fee-splitting arrangements between health care providers that are designed to induce or encourage the referral of patients to, or the recommendation of, a particular provider for medical products or services. Violation of these restrictions can result in license revocation, civil and criminal penalties, and exclusion from participation in Medicare or Medicaid programs. The state law restrictions in this area vary considerably from state to state. Moreover, the federal anti-kickback law includes broad language that potentially could be applied to a wide range of referral arrangements, and regulations designed to create "safe harbors" under the law provide only limited guidance. Accordingly, there can be no assurance that such laws will be interpreted in a manner consistent with the practices of the owners or operators of the Health Care-Related Mortgaged Properties that are subject to such laws.

            The operators of Health Care-Related Facilities are likely to compete on a local and regional basis with others that operate similar facilities, some of which competitors may be better capitalized, may offer services not offered by such operators, or may be owned by non-profit organizations or government agencies supported by endowments, charitable contributions, tax revenues and other sources not available to such operators. The successful operation of a Health Care-Related Facility will generally depend upon the number of competing facilities in the local market, as well as upon other factors such as its age, appearance, reputation and management, the types of services it provides and, where applicable, the quality of care and the cost of that care. The inability of a Health Care-Related Mortgaged Property to flourish in a competitive market may increase the likelihood of foreclosure on the related Mortgage Loan, possibly affecting the yield on one or more classes of the related series of Offered Certificates.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement become effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



                                               VERSION 6: INDUSTRIAL PROPERTIES

PROSPECTUS

               HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP.,
                                   DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

            The mortgage pass-through certificates (the "Offered Certificates") offered hereby and by supplements hereto (each, a "Prospectus Supplement") will be offered from time to time in one or more series (each, a "Series"). The Offered Certificates of any Series, together with any other mortgage pass-through certificates of such Series, are collectively referred to herein as the "Certificates". Each Series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any Series, the "Trust Fund") consisting of one or more segregated pools of various types of multifamily or commercial mortgage loans (the "Mortgage Loans"), mortgage participations, mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by multifamily or commercial mortgage loans (collectively, the "CMBS") or a combination of Mortgage Loans and/or CMBS (with respect to any Series, collectively, the "Mortgage Assets"). Industrial properties will represent security for a material concentration of the Mortgage Loans (or the mortgage loans underlying the CMBS) in any Trust Fund, based on principal balance at the time such Trust Fund is formed. If so specified in the related Prospectus Supplement, some or all of the Mortgage Loans will include assignments of the leases of the related Mortgaged Properties (as defined herein) and/or assignments of the rental payments due from the lessees under such leases (each type of assignment, a "Lease Assignment"). A significant or the sole source of payments on certain Commercial Loans (as defined herein) and, therefore, of distributions on certain Series of Certificates, will be such rental payments. If so specified in the related Prospectus Supplement, the Trust Fund for a Series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any Series, collectively, "Credit Support"), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any Series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds," "Description of the Certificates" and "Description of Credit Support."

            Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series.
                                                 (cover continued on next page)
                                 --------------

PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE
  OFFERED CERTIFICATES. THE CERTIFICATES OF EACH SERIES WILL NOT REPRESENT AN
      INTEREST IN OR OBLIGATION OF THE DEPOSITOR, ANY MASTER SERVICER, ANY SPECIAL SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE
    AFFILIATES. NEITHER THE CERTIFICATES NOR ANY ASSETS IN THE RELATED TRUST
         FUND WILL BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY
    OR INSTRUMENTALITY OR BY ANY OTHER PERSON, EXCEPT TO THE EXTENT PROVIDED
         IN THE RELATED PROSPECTUS SUPPLEMENT. THE ASSETS IN EACH TRUST
          FUND WILL BE HELD IN TRUST FOR THE BENEFIT OF THE HOLDERS OF
          THE RELATED SERIES OF CERTIFICATES PURSUANT TO A POOLING AND
            SERVICING AGREEMENT OR A TRUST AGREEMENT, AS MORE FULLY
                               DESCRIBED HEREIN.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE RELATED PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                 --------------

            PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "RISK FACTORS" BEGINNING ON PAGE 17 HEREIN AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATE.

            Prior to issuance there will have been no market for the Certificates of any Series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series.
            Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters as more fully described under "Method of Distribution" herein and the related Prospectus Supplement."
                                 --------------

                 THE DATE OF THIS PROSPECTUS IS          , 199

                                               VERSION 6: INDUSTRIAL PROPERTIES

[The following to be inserted on PAGE ii of the PROSPECTUS SUPPLEMENT, immediately following the second sentence of the first paragraph:]

Industrial properties will represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed.

                                               VERSION 6: INDUSTRIAL PROPERTIES

[The following to be inserted in the TABLE OF CONTENTS of the PROSPECTUS, immediately Following "RISK FACTORS--RISKS ASSOCIATED WITH MORTGAGE LOANS AND MORTGAGED PROPERTIES":]

Risks Particular to Industrial Properties........................... [page no.]

                                               VERSION 6: INDUSTRIAL PROPERTIES

[The following to be inserted in the TABLE OF CONTENTS of the PROSPECTUS SUPPLEMENT, immediately following "DESCRIPTION OF THE MORTGAGE POOL--GENERAL":]

Mortgage Loans Secured by Industrial Properties......................[page no.]

                                               VERSION 6: INDUSTRIAL PROPERTIES

[The following to be inserted in the PROSPECTUS under "RISK FACTORS," immediately Following "RISKS ASSOCIATED WITH MORTGAGE LOANS AND MORTGAGED PROPERTIES" and in the PROSPECTUS SUPPLEMENT under "RISK FACTORS," immediately following "RISKS ASSOCIATED WITH CERTAIN OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES":]


RISKS PARTICULAR TO INDUSTRIAL PROPERTIES

            Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment, and an industrial property that suited the particular needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties. Furthermore, industrial properties may be adversely affected by the availability of labor sources or a change in the proximity of supply sources.

                                               VERSION 6: INDUSTRIAL PROPERTIES

[The following to be inserted in the PROSPECTUS under "DESCRIPTION OF THE TRUST FUNDS," immediately following "MORTGAGE LOANS--GENERAL" and in the PROSPECTUS SUPPLEMENT under "DESCRIPTION OF THE MORTGAGE POOL," immediately following "GENERAL":]



MORTGAGE LOANS SECURED BY INDUSTRIAL PROPERTIES

            Significant factors determining the value of industrial properties are the quality of tenants, building design and adaptability, the functionality of the finish-out and the location of the property. Concerns about the quality of tenants, particularly major tenants, are similar in both office properties and industrial properties, although industrial properties are more frequently dependent on a single tenant.

            Aspects of building site, design and adaptability affect the value of an industrial property. Site characteristics which are valuable to an industrial property include clear heights, column spacing, number of bays and bay depths, divisibility, floor loading capacities, truck turning radius and overall functionality and accessibility. Nevertheless, site characteristics of an industrial property suitable for one tenant may not be appropriate for other potential tenants, which may make it difficult to relet the property.

            Location is also important because an industrial property requires the availability of labor sources, proximity to supply sources and customers and accessibility to rail lines, major roadways and other distribution channels. Further, industrial properties may be adversely affected by economic declines in the industry segment of their tenants.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement become effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                             VERSION 7: SELF-STORAGE FACILITIES

PROSPECTUS
                HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP.
                                   DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

            The mortgage pass-through certificates (the "Offered Certificates") offered hereby and by supplements hereto (each, a "Prospectus Supplement") will be offered from time to time in one or more series (each, a "Series"). The Offered Certificates of any Series, together with any other mortgage pass-through certificates of such Series, are collectively referred to herein as the "Certificates". Each Series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any Series, the "Trust Fund") consisting of one or more segregated pools of various types of multifamily or commercial mortgage loans (the "Mortgage Loans"), mortgage participations, mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by multifamily or commercial mortgage loans (collectively, the "CMBS") or a combination of Mortgage Loans and/or CMBS (with respect to any Series, collectively, the "Mortgage Assets"). Self-storage facilities will represent security for a material concentration of the Mortgage Loans (or the mortgage loans underlying the CMBS) in any Trust Fund, based on principal balance at the time such Trust Fund is formed. If so specified in the related Prospectus Supplement, some or all of the Mortgage Loans will include assignments of the leases of the related Mortgaged Properties (as defined herein) and/or assignments of the rental payments due from the lessees under such leases (each type of assignment, a "Lease Assignment"). A significant or the sole source of payments on certain Commercial Loans (as defined herein) and, therefore, of distributions on certain Series of Certificates, will be such rental payments. If so specified in the related Prospectus Supplement, the Trust Fund for a Series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any Series, collectively, "Credit Support"), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any Series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds," "Description of the Certificates" and "Description of Credit Support."

            Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series.
                                                 (cover continued on next page)
                                 --------------

PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE
  OFFERED CERTIFICATES. THE CERTIFICATES OF EACH SERIES WILL NOT REPRESENT AN
      INTEREST IN OR OBLIGATION OF THE DEPOSITOR, ANY MASTER SERVICER, ANY SPECIAL SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE
    AFFILIATES. NEITHER THE CERTIFICATES NOR ANY ASSETS IN THE RELATED TRUST
         FUND WILL BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY
    OR INSTRUMENTALITY OR BY ANY OTHER PERSON, EXCEPT TO THE EXTENT PROVIDED
         IN THE RELATED PROSPECTUS SUPPLEMENT. THE ASSETS IN EACH TRUST
          FUND WILL BE HELD IN TRUST FOR THE BENEFIT OF THE HOLDERS OF
          THE RELATED SERIES OF CERTIFICATES PURSUANT TO A POOLING AND
            SERVICING AGREEMENT OR A TRUST AGREEMENT, AS MORE FULLY
                               DESCRIBED HEREIN.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE RELATED PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                 --------------

            PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "RISK FACTORS" BEGINNING ON PAGE 17 HEREIN AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATE.

            Prior to issuance there will have been no market for the Certificates of any Series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series.
            Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters as more fully described under "Method of Distribution" herein and the related Prospectus Supplement."
                                 --------------

                 THE DATE OF THIS PROSPECTUS IS           , 199

                                             VERSION 7: SELF-STORAGE FACILITIES

[The following to be inserted on PAGE ii of the PROSPECTUS SUPPLEMENT, immediately following the second sentence of the first paragraph:]

Self-storage facilities will represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed.

                                             VERSION 7: SELF-STORAGE FACILITIES

[The following to be inserted in the TABLE OF CONTENTS of the PROSPECTUS, immediately following "RISK FACTORS--RISKS ASSOCIATED WITH MORTGAGE LOANS AND MORTGAGED PROPERTIES":]


Risks Particular to Self-Storage Facilities..........................[page no.]

                                             VERSION 7: SELF-STORAGE FACILITIES

[The following to be inserted in the TABLE OF CONTENTS of the PROSPECTUS SUPPLEMENT, immediately following "DESCRIPTION OF THE MORTGAGE POOL--GENERAL":]


Mortgage Loans Secured by Self-Storage Facilities....................[page no.]

                                             VERSION 7: SELF-STORAGE FACILITIES

[The following to be inserted in the PROSPECTUS under "RISK FACTORS," immediately following "RISKS ASSOCIATED WITH MORTGAGE LOANS AND MORTGAGED PROPERTIES" and in the PROSPECTUS SUPPLEMENT under "RISK FACTORS," immediately following "RISKS ASSOCIATED WITH CERTAIN OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES":]



RISKS PARTICULAR TO SELF-STORAGE FACILITIES

            Self-storage properties are considered vulnerable to competition because both acquisition costs and break-even occupancy are relatively low. The conversion of self-storage facilities to alternative uses would generally require substantial capital expenditures. Thus, if the operation of any of the self-storage Mortgaged Properties becomes unprofitable due to decreased demand, competition, age of improvements or other factors such that the borrower becomes unable to meet its obligation on the related Mortgage Loan, the liquidation value of that self-storage Mortgaged Property may be substantially less, relative to the amount owing on the Mortgage Loan, than would be the case if the self-storage Mortgaged Property were readily adaptable to other uses. Tenant privacy, anonymity and efficient access may heighten environmental risks. The environmental assessments discussed herein did not include an inspection of the contents of the self-storage units included in the self-storage Mortgaged Properties and there is no assurance that all of the units included in the self-storage Mortgaged Properties are free from hazardous substances or other pollutants or contaminants or will remain so in the future; however, substantially all of the lease agreements used in connection with such Mortgaged Properties prohibit the storage of hazardous substances, pollutants or contaminants.

                                             VERSION 7: SELF-STORAGE FACILITIES

[The following to be inserted in the PROSPECTUS under "DESCRIPTION OF THE TRUST FUNDS," immediately following "MORTGAGE LOANS--GENERAL" and in the PROSPECTUS SUPPLEMENT under "DESCRIPTION OF THE MORTGAGE POOL," immediately following "GENERAL":]

MORTGAGE LOANS SECURED BY SELF-STORAGE FACILITIES

            Because of relatively low acquisition costs and break-even occupancy rates, self-storage facilities are considered vulnerable to competition. Despite their low acquisition costs, and because of their particular building characteristics, self-storage facilities would require substantial capital investments in order to adapt them to alternative uses. Such constraint in adaptability to other uses may substantially reduce the liquidation value of a self-storage mortgaged property. In addition to competition, other factors that affect the success of a self-storage facility, and thus the ability of the borrower to meet its obligations on the related mortgage loan, include the location and visibility of the facility, its proximity to apartment complexes or commercial users, trends of apartment tenants in the area moving to single-family homes, services provided (such as security and accessibility), age of improvements, the appearance of the improvements and the quality of management.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement become effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



                                    VERSION 8: MANUFACTURED HOUSING COMMUNITIES

PROSPECTUS

                HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP.
                                   DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

            The mortgage pass-through certificates (the "Offered Certificates") offered hereby and by supplements hereto (each, a "Prospectus Supplement") will be offered from time to time in one or more series (each, a "Series"). The Offered Certificates of any Series, together with any other mortgage pass-through certificates of such Series, are collectively referred to herein as the "Certificates". Each Series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any Series, the "Trust Fund") consisting of one or more segregated pools of various types of multifamily or commercial mortgage loans (the "Mortgage Loans"), mortgage participations, mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by multifamily or commercial mortgage loans (collectively, the "CMBS") or a combination of Mortgage Loans and/or CMBS (with respect to any Series, collectively, the "Mortgage Assets"). Manufactured housing communities will represent security for a material concentration of the Mortgage Loans (or the mortgage loans underlying the CMBS) in any Trust Fund, based on principal balance at the time such Trust Fund is formed. If so specified in the related Prospectus Supplement, some or all of the Mortgage Loans will include assignments of the leases of the related Mortgaged Properties (as defined herein) and/or assignments of the rental payments due from the lessees under such leases (each type of assignment, a "Lease Assignment"). A significant or the sole source of payments on certain Commercial Loans (as defined herein) and, therefore, of distributions on certain Series of Certificates, will be such rental payments. If so specified in the related Prospectus Supplement, the Trust Fund for a Series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any Series, collectively, "Credit Support"), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any Series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds," "Description of the Certificates" and "Description of Credit Support."

            Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series.
                                                 (cover continued on next page)
                                 --------------

PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE
  OFFERED CERTIFICATES. THE CERTIFICATES OF EACH SERIES WILL NOT REPRESENT AN
      INTEREST IN OR OBLIGATION OF THE DEPOSITOR, ANY MASTER SERVICER, ANY SPECIAL SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE
    AFFILIATES. NEITHER THE CERTIFICATES NOR ANY ASSETS IN THE RELATED TRUST
         FUND WILL BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY
    OR INSTRUMENTALITY OR BY ANY OTHER PERSON, EXCEPT TO THE EXTENT PROVIDED
         IN THE RELATED PROSPECTUS SUPPLEMENT. THE ASSETS IN EACH TRUST
        FUND WILL BE HELD IN TRUST FOR THE BENEFIT OF THE HOLDERS OF THE
       RELATED SERIES OF CERTIFICATES PURSUANT TO A POOLING AND SERVICING
        AGREEMENT OR A TRUST AGREEMENT, AS MORE FULLY DESCRIBED HEREIN.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE RELATED PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                 --------------

            PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "RISK FACTORS" BEGINNING ON PAGE 17 HEREIN AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATE.

            Prior to issuance there will have been no market for the Certificates of any Series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series.
            Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters as more fully described under "Method of Distribution" herein and the related Prospectus Supplement."
                                 --------------

                 THE DATE OF THIS PROSPECTUS IS            , 199

                                    VERSION 8: MANUFACTURED HOUSING COMMUNITIES

[The following to be inserted on PAGE ii of the PROSPECTUS SUPPLEMENT, immediately following the second sentence of the first paragraph:]

Manufactured housing communities will represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed.

                                    VERSION 8: MANUFACTURED HOUSING COMMUNITIES

[The following to be inserted in the TABLE OF CONTENTS of the PROSPECTUS, immediately following "RISK FACTORS--RISKS ASSOCIATED WITH MORTGAGE LOANS AND MORTGAGED PROPERTIES":]

Risks Particular to Manufactured Housing Communities................ [page no.]

                                    VERSION 8: MANUFACTURED HOUSING COMMUNITIES

            [The following to be inserted in the TABLE OF CONTENTS of the PROSPECTUS SUPPLEMENT, immediately following "DESCRIPTION OF THE MORTGAGE POOL--GENERAL":]

Mortgage Loans Secured by Manufactured Housing Communities...........[page no.]

                                    VERSION 8: MANUFACTURED HOUSING COMMUNITIES

[The following to be inserted in the PROSPECTUS under "RISK FACTORS," immediately following "RISKS ASSOCIATED WITH MORTGAGE LOANS AND MORTGAGED PROPERTIES" and in the PROSPECTUS SUPPLEMENT under "RISK FACTORS," immediately following "RISKS ASSOCIATED WITH CERTAIN OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES":]

RISKS PARTICULAR TO MANUFACTURED HOUSING COMMUNITIES

            The successful operation of a Mortgaged Property operated as a manufactured housing community will generally depend upon the number of competing manufactured housing communities and other residential developments in the local market, as well as upon other factors such as its age, appearance, reputation, management and the types of services it provides.

            Manufactured housing communities are "special purpose" properties that may not be readily converted to general residential, retail or office use. Thus, if the operation of any of the Mortgaged Properties constituting manufactured housing communities becomes unprofitable due to competition, age of the improvements or other factors such that the borrower becomes unable to meet its obligations on the related Mortgage Loan, the liquidation value of that Mortgaged Property may be substantially less, relative to the amount owing on the Mortgage Loan, than would be the case if the Mortgaged Property were readily adaptable to other uses.

                                    VERSION 8: MANUFACTURED HOUSING COMMUNITIES

[The following to be inserted in the PROSPECTUS under "DESCRIPTION OF THE TRUST FUNDS," immediately following "MORTGAGE LOANS--GENERAL" and in the PROSPECTUS SUPPLEMENT under "DESCRIPTION OF THE MORTGAGE POOL," immediately following "GENERAL":]



MORTGAGE LOANS SECURED BY MANUFACTURED HOUSING COMMUNITIES

            For purposes of this discussion, manufactured housing communities may include manufactured housing communities, recreational vehicle parks or combinations thereof. Loans secured by liens on properties of these types are affected by factors not associated with loans secured by liens on other types of income-producing real estate. The successful operation of a manufactured housing community will generally depend upon the number of competing manufactured housing communities and other residential developments in the local market (such as apartment buildings, other manufactured housing communities and site-built single family homes), as well as upon other factors such as its age, appearance, reputation, the ability of management to provide adequate maintenance and insurance, and the types of services it provides. Manufactured housing communities are "special purpose" properties that may not be readily converted to general residential, retail or office use. Thus, if the operation of a manufactured housing community becomes unprofitable due to competition, age of the improvements or other factors such that the borrower becomes unable to meet its obligations on the related mortgage loan, the liquidation value of that manufactured housing community may be substantially less, relative to the amount owing on the mortgage loan, than would be the case if the manufactured housing community were readily adaptable to other uses.

            Certain states regulate the relationship of a manufactured housing community owner and its tenants. Commonly, these laws require a written lease, good cause for eviction, disclosure of fees, and notification to residents of changed land use, while prohibiting unreasonable rules, retaliatory evictions, and restrictions on a resident's choice of unit vendors. Manufactured housing community owners have been the subject of suits under state "Unfair and Deceptive Practices Acts" and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices. A few states offer more significant protection. For example, there are provisions that limit the basis on which a landlord may terminate a manufactured housing unit owner's tenancy or increase its rent or prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's manufactured housing unit. Certain states also regulate changes in manufactured housing community use and require that the landlord give written notice to its tenants a substantial period of time prior to the projected change.

            In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control on manufactured housing communities. These ordinances may limit rent increases to fixed percentages, to percentages of increases in the consumer price index, to increases set or approved by a governmental agency, or to increases determined through mediation or binding arbitration. In many cases, the rent control laws do not permit vacancy decontrol, or permit vacancy decontrol only in the relatively rare event that the manufactured housing unit is removed from the homesite. Local authority to impose rent control on manufactured housing communities is pre-empted by state law in certain states, and rent control is not imposed at the state level in those states. In some states, however, local rent control ordinances are not pre-empted for tenants having short-term or month-to-month leases, and properties there may be subject to various forms of rent control with respect to those tenants. Any limitations on a borrower's ability to raise property rents may impair such borrower's ability to repay its mortgage loan from its net operating income or the proceeds of a sale or refinancing of the related mortgaged property.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement become effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                   SUBJECT TO COMPLETION, DATED MAY 21, 1998
            PROSPECTUS SUPPLEMENT (TO PROSPECTUS DATED MAY 21, 1998)
                                       $
                                (APPROXIMATELY)
                HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP.
                                   DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 199 -


            The Series 199 - Mortgage Pass-Through Certificates (the "Certificates") will include the following classes of Certificates, designated as the Class A1, Class A1X, Class A2, Class A2X, Class B, Class C, Class BCX, Class D and Class E Certificates (the "Offered Certificates"). In addition to the Offered Certificates, the Certificates will also include the Class F, Class G, Class NR, Class R-I, Class R-II and Class R-III Certificates. Only the Offered Certificates are offered hereby.
                                                 (cover continued on next page)
THE YIELD TO MATURITY ON THE OFFERED CERTIFICATES WILL DEPEND ON THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS, DEFAULTS AND LIQUIDATIONS) ON THE MORTGAGE LOANS. THE YIELD TO MATURITY ON EACH CLASS OF OFFERED
   CERTIFICATES WILL BE SENSITIVE TO LOSSES DUE TO DEFAULTS ON THE MORTGAGE LOANS (AND THE TIMING THEREOF), TO THE EXTENT THAT SUCH LOSSES ARE NOT COVERED BY ANY CLASS OF CERTIFICATES HAVING A LOWER PAYMENT PRIORITY, AS DESCRIBED
    HEREIN. THE YIELD TO INVESTORS ON THE INTEREST ONLY CERTIFICATES WILL BE
         SENSITIVE TO THE RATE AND TIMING OF PREPAYMENTS, DEFAULTS AND
          LIQUIDATIONSON THE MORTGAGE LOANS. THE RATES OF PREPAYMENT,
           DEFAULTS AND LIQUIDATIONS ON THE RAPID RATE OF PREPAYMENT,
             DEFAULTS AND LIQUIDATIONS ON THE MORTGAGE LOANS COULD
               RESULT IN THE FAILURE OF INVESTORS IN THE INTEREST
            ONLY CERTIFICATES TO RECOVER THEIR INITIAL INVESTMENTS.
           SEE "SUMMARY -- SPECIAL PRINCIPAL PAYMENT CONSIDERATIONS"
              AND "-- SPECIAL YIELD CONSIDERATIONS", AND "CERTAIN
                 PREPAYMENT, MATURITY AND YIELD CONSIDERATIONS"
              HEREIN AND "YIELD CONSIDERATIONS" IN THE PROSPECTUS.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE RELATED PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION
   "RISK FACTORS" BEGINNING ON PAGES __ HEREIN AND PAGE 17 IN THE PROSPECTUS
                  BEFORE PURCHASING ANY OFFERED CERTIFICATES.

                                   ----------

                        INITIAL CLASS   PASS-THROUGH RATE(2)
                          BALANCE(1)    ---------------------
                          ----------
Class A1............  $                 %
Class A1X...........  $                 Weighted Average Pass-Through Rate(3)
Class A2............  $                 %
Class A2X...........  $                 Weighted Average Pass-Through Rate(3)
Class B.............  $                 Weighted Average Pass-Through Rate
Class C.............  $                 Weighted Average Pass-Through Rate
Class BCX...........  $                 (3)(4)
Class D.............  $                 Weighted Average Pass-Through Rate
Class E.............  $                 Weighted Average Pass-Through Rate

                          ---------------------------

(1)  Subject to a permitted variance of plus or minus ___%.
(2) In addition to distributions of interest and/or principal, holders of the Certificates will be entitled to receive a portion of any Prepayment Premiums as described herein.
(3) Based on the related Notional Amount as described herein. See "Description of the Certificates--Distributions of Interest on the Certificates" in the Prospectus.
(4) Calculated based on the Pass-Through Rates of two components. The Pass-Through Rate on the Class BCX component B (as defined herein) is % and on the Class BCX component C (as defined herein) is %.

            The Offered Certificates will be purchased from the Depositor by (the "Underwriter") and will be offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor
estimated to be approximately $  , will be   % of the initial aggregate
principal balance of the Offered Certificates as of     , 199 (the "Cut-Off
Date"), plus accrued interest from the Cut-off Date. The Offered Certificates are offered by the Underwriter subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to certain other conditions. It is expected that the Offered Certificates will be delivered in book-entry form
through the Same-Day Funds Settlement System of DTC on or about     , 199 (the
"Delivery Date"), against payment therefor in immediately available funds.

                                 [UNDERWRITER]
                THE DATE OF THIS PROSPECTUS SUPPLEMENT IS , 199

(continued from previous page)

            The Certificates will represent in the aggregate the entire beneficial interest in a trust fund (the "Trust Fund") to be established by Heller Financial Commercial Mortgage Asset Corp., (the "Depositor"). The Trust Fund will consist primarily of a pool (the "Mortgage Pool") of fixed rate mortgage loans with original terms to maturity of not more than 300 months (such mortgage loans are referred to collectively herein as the "Mortgage Loans"), secured by first liens on fee simple or leasehold interests in multifamily, retail, hotel, office, industrial, and other commercial properties. The Mortgage Loans were originated by several institutions identified herein (collectively, the "Originators"), acquired by an affiliate of the Depositor and will be sold to the Depositor on or prior to the date of initial issuance of the Certificates.

            Distributions on the Certificates will be made, to the extent of available funds, on the day of each month or, if any such day is not a business
day, on the next succeeding business day, beginning in      199 (each, a
"Distribution Date"). As more fully described herein, distributions allocable to interest, if any, on the Offered Certificates on each Distribution Date will be based on the then applicable pass-through rate (the "Pass-Through Rate") and the aggregate principal balance (the "Class Balance") (or the related notional balance (the "Notional Amount") in the case of the Class A1X and Class A2X Certificates and each component of the Class BCX Certificates (each such class, the "Interest Only Certificates")) of such class or component outstanding immediately prior to such Distribution Date. The Pass-Through Rates applicable to the Class A1 and Class A2 Certificates and for each component of the Class BCX Certificates will be as set forth above. The Pass-Through Rates for the Class A1X, Class A2X, Class B, Class C, Class D and Class E Certificates will be variable and will be calculated as set forth herein. Distributions in respect of principal, if any, of the Certificates will be made as described herein under "Description of the Certificates -- Distributions" and "--Priority of Distributions".

            The Class A1, Class A2, Class A1X and Class A2X Certificates will evidence approximately an initial % undivided interest in the Trust Fund. The Class B and Class BCX component B (as defined herein) will evidence approximately an initial % undivided interest in the Trust Fund. The Class C and Class BCX component C (as defined herein) will evidence approximately an initial % undivided interest in the Trust Fund. The Class D Certificates will evidence approximately an initial % undivided interest in the Trust Fund. The Class E Certificates will evidence approximately an initial % undivided interest in the Trust Fund.

            It is a condition of the issuance of the Class A1 and Class A2
Certificates that they be rated " " by      ("    ") and      ("    "). It is a
condition of the issuance of the Class A1X and Class A2X Certificates that they
be rated " " by      and " " by     . It is a condition of the issuance of the
Class B Certificates that they be rated not lower than " " by      and     . It
is a condition of the issuance of the Class C Certificates that they be rated
not lower than " " by                 and " " by                . It is a
condition of the issuance of the Class BCX Certificates that they be rated not
lower than " " by                . It is a condition of the issuance of the
Class D Certificates that they be rated not lower than " " by
and                 . It is a condition of the issuance of the Class E
Certificates that they be rated not lower than " " by                 and
                 . The ratings by                 on the Interest Only
Certificates do not address any prepayment or loss scenarios with respect to the Mortgage Loans or the likelihood of receipt of Prepayment Premiums. See "Rating" herein.

                               will act as master servicer (in such capacity,
the "Master Servicer") and as special servicer (in such capacity, the "Special Servicer") of the Mortgage Loans. The obligations of the Master Servicer and the Special Servicer with respect to the Certificates will be limited to their contractual servicing obligations and the obligation under certain circumstances to make P&I Advances (as defined herein) to the Certificateholders. See "Servicing." It is possible that the Special Servicer or one or more of its affiliates may purchase a portion of the Class NR Certificates.
                                                  (continued on following page)

(continued from previous page)

            As described herein, three separate "real estate mortgage investment conduit" ("REMIC") elections will be made in connection with the Trust Fund for federal income tax purposes. The Certificates, other than the Class R-I, Class R- II and Class R-III Certificates, will constitute "regular interests" in the related REMIC and the Class R-I, Class R-II and Class R-III Certificates will constitute the sole class of "residual interest" in the related REMIC. See "Federal Income Tax Consequences" herein and in the Prospectus.

            The Offered Certificates initially will be represented by certificates registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), as further described herein. The interests of beneficial owners of the Offered Certificates will be represented by book entries on the records of participating members of DTC. Definitive certificates will be available for the Offered Certificates only under the limited circumstances described herein. See "Description of the Certificates -- Book-Entry Registration of the Offered Certificates" herein.

            PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE OFFERED CERTIFICATES. THE OFFERED CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR AFFILIATES. NEITHER THE OFFERED CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE DEPOSITOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR AFFILIATES.

            See "Index of Principal Definitions" in the Prospectus for the location of meanings of capitalized terms used but not defined herein. See "Index of Principal Definitions" herein for location of meanings of other capitalized terms used herein.

            There is currently no secondary market for the Offered Certificates. The Underwriter currently expects to make a secondary market in the Offered Certificates, but has no obligation to do so. There can be no assurance that such a market will develop or, if it does develop, that it will continue. See "Method of Distribution" herein.

            THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE OFFERED CERTIFICATES. ADDITIONAL INFORMATION IS
CONTAINED IN THE PROSPECTUS, DATED     , 199  AND ATTACHED HERETO. PURCHASERS
ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE CERTIFICATES OFFERED HEREBY MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

            THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                 --------------

            THE OFFERED CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT CONSTITUTE PART OF A SEPARATE SERIES OF CERTIFICATES ISSUED BY THE DEPOSITOR
AND ARE BEING OFFERED PURSUANT TO ITS PROSPECTUS DATED     , 199 , OF WHICH THIS
PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. SALES OF THE
OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

            UNTIL               , 199 , ALL DEALERS EFFECTING TRANSACTIONS IN
THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND A PROSPECTUS. THIS IS IN ADDITION TO THE

OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                 --------------

                           FORWARD-LOOKING STATEMENTS

            IF AND WHEN INCLUDED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS OR IN DOCUMENTS INCORPORATED HEREIN OR THEREIN BY REFERENCE, THE WORDS "EXPECTS," "INTENDS," "ANTICIPATES," "ESTIMATES" AND ANALOGOUS EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. ANY SUCH STATEMENTS, WHICH MAY INCLUDE STATEMENTS CONTAINED IN "RISK FACTORS," INHERENTLY ARE SUBJECT TO A VARIETY OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED. SUCH RISKS AND UNCERTAINTIES INCLUDE, AMONG OTHERS, GENERAL ECONOMIC AND BUSINESS CONDITIONS, COMPETITION, CHANGES IN FOREIGN POLITICAL, SOCIAL AND ECONOMIC CONDITIONS, REGULATORY INITIATIVES AND COMPLIANCE WITH GOVERNMENTAL REGULATIONS, CUSTOMER PREFERENCES AND VARIOUS OTHER EVENTS, CONDITIONS AND CIRCUMSTANCES, MANY OF WHICH ARE BEYOND THE DEPOSITOR'S CONTROL. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS PROSPECTUS SUPPLEMENT. THE DEPOSITOR EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT CONTAINED HEREIN TO REFLECT ANY CHANGE IN THE DEPOSITOR'S EXPECTATIONS WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

                                 --------------

                               TABLE OF CONTENTS




SUMMARY OF PROSPECTUS SUPPLEMENT                                           S-1

RISK FACTORS                                                              S-12

DESCRIPTION OF THE MORTGAGE POOL                                          S-17
            General                                                       S-17
            Representations and Warranties                                S-18
            Certain Characteristics Of The Mortgage Loans                 S-19
            Related Borrowers and Other Issues                            S-28
            Escrows                                                       S-28
            Underwriting Guidelines                                       S-28
            Additional Information                                        S-28

DESCRIPTION OF THE CERTIFICATES                                           S-28
            General                                                       S-28
            Book-Entry Registration of the Offered Certificates           S-29
            Distributions                                                 S-30
            Priority of Distributions                                     S-33
            Other Certificates                                            S-33
            Subordination                                                 S-33
            ADVANCES                                                      S-35

CERTAIN PREPAYMENT, MATURITY AND YIELD CONSIDERATIONS                     S-35
            Weighted Average Life of the Offered Certificates             S-36
            Interest Only Certificates Yield Considerations               S-38
            Class C, Class BCX, Class D and Class E Yield Considerations  S-39

SERVICING                                                                 S-40
            Servicers                                                     S-40
            Responsibilities of Master Servicer                           S-40
            Responsibilities of Special Servicer                          S-41
            Extension Advisor                                             S-42
            The Operating Adviser                                         S-42
            Servicing and Other Compensation and Payment of Expenses      S-43
            Conflicts of Interest                                         S-43

DESCRIPTION OF THE POOLING AND SERVICING AGREEMENT                        S-43
            General                                                       S-43
            Assignment Of The Mortgage Loans                              S-43
            Trustee                                                       S-44
            Collection Account and Certificate Account                    S-44
            Reports To Certificateholders                                 S-44
            VOTING RIGHTS                                                 S-44
            Termination                                                   S-45

USE OF PROCEEDS                                                           S-45

FEDERAL INCOME TAX CONSEQUENCES                                           S-45

STATE TAX CONSIDERATIONS                                                  S-46

ERISA CONSIDERATIONS                                                      S-46

LEGAL INVESTMENT                                                          S-48

METHOD OF DISTRIBUTION                                                    S-48

LEGAL MATTERS                                                             S-50

RATING                                                                    S-50

                        SUMMARY OF PROSPECTUS SUPPLEMENT

            The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in this Summary are defined elsewhere in this Prospectus Supplement or in the Prospectus. See "Index of Principal Definitions" herein and in the Prospectus.

Title of Certificates............  Mortgage Pass-Through Certificates,
                                   Series 199   -     (the
                                   "Certificates").



Depositor........................  Heller Financial Commercial Mortgage
                                   Asset Corp., a          corporation
                                   (the "Depositor"). See "The Depositor"
                                   in the Prospectus.



Originators......................   %,  %,  %,  % and  % of the Mortgage Loans
                                   by outstanding principal balance as of
                                   the Cut-off Date (as defined herein)
                                   were originated, respectively, by:
                                                       , a                  ;
                                           , a               ;           , a
                                               , and                  , a
                                                      .

Master Servicer..................             ,  a          corporation. See
                                   "Servicing-- Servicers" and "Servicing--
                                   Responsibilities of Master Servicer" herein.

Special Servicer.................                  will be the Special Servicer
                                   with respect to all the Mortgage Loans.

Trustee .........................                , a        banking corporation.

Custodian........................               ,  a        banking corporation,
                                   in its capacity as custodian for the
                                   Trustee (the "Custodian").

Cut-off Date ....................                    1, 199   .

Delivery Date....................  On or about                  , 199    .

Distribution Dates...............  Distributions on the Certificates will be made by the Trustee, to the extent
                                   of available funds, on the       day of
                                   each month or, if any such       day is
                                   not a business day, on the next
                                   succeeding business day, beginning in
                                            199   (each, a "Distribution
                                   Date"), to the holders of record as of
                                   the close of business on the last
                                   business day of the month preceding the
                                   month of each such distribution (each,
                                   a "Record Date"). Notwithstanding the
                                   above, the final distribution on any
                                   Certificate will be made after due
                                   notice by the Trustee of the pendency
                                   of such distribution and only upon
                                   presentation and surrender of such
                                   Certificates at the location to be
                                   specified in such notice.

Rated Final Distribution
Date.............................                  , 20   , which is the
                                   second anniversary of the date at which
                                   all the Mortgage Loans have zero
                                   balances, assuming no prepayments and
                                   that the Mortgage Loans which are
                                   Balloon Mortgage Loans fully amortize
                                   according to their amortization
                                   schedule and no Balloon Payment is
                                   made.



Registration of the Offered
Certificates.....................  The Offered Certificates (the "DTC
                                   Registered Certificates") will be
                                   represented by one or more global
                                   certificates registered in the name of
                                   Cede & Co., as nominee of The
                                   Depository Trust Company ("DTC"). No
                                   person acquiring an interest in the DTC
                                   Registered Certificates (any such
                                   person, a "Beneficial Owner") will be
                                   entitled to receive a Certificate of
                                   such class in fully registered,
                                   certificated form (a "Definitive
                                   Certificate"), except under the limited
                                   circumstances described in the
                                   Prospectus under "Description of the
                                   Certificates

                                   -- Book-Entry Registration  and Definitive
                                   Certificates". Instead, DTC will effect
                                   payments and transfers in respect of the DTC
                                   Registered Certificates by means of its
                                   electronic record keeping services, acting through certain participating organizations ("Participants"). This may result in certain delays in receipt of payments by an investor and may restrict an investor's ability to pledge its securities. Unless and until Definitive Certificates are issued, the rights of Beneficial Owners may only be exercised through DTC and its Participants and will be subject to procedures established thereby, except as otherwise specified herein. See
                                   "Description of the Certificates--
                                   General" herein and "Description of the
                                   Certificates-- Book-Entry Registration
                                   and Definitive Certificates" in the
                                   Prospectus.

Denominations....................  The DTC Registered Certificates will be issuable on the book-entry records of
                                   DTC and its Participants in
                                   denominations of (except in the case of
                                   the Interest Only Certificates) $  and
                                   integral multiples of $  in excess
                                   thereof. The Interest Only Certificates
                                   will be issuable in denominations of $
                                   Notional Amount and integral multiples
                                   of $  Notional Amount.

The Mortgage Pool................  The Trust Fund will consist of a pool
                                   (the "Mortgage Pool") of        [fixed
                                   rate] [floating rate] [partially fixed
                                   rate and partially floating rate]
                                   mortgage loans (the "Mortgage Loans")
                                   secured by first liens on fee simple or
                                   leasehold interests in multifamily,
                                   retail, hotel, health care-related,
                                   office, industrial and other commercial
                                   properties (the "Mortgaged Properties")
                                   located in      states. See "Risk
                                   Factors-- Ground Leases and Other
                                   Leasehold Interests" herein. The
                                   Mortgage Loans were originated for sale
                                   to           and were underwritten
                                   generally in conformity with certain
                                   guidelines established by
                                                    . See "Description of
                                   the Mortgage Pool-- General" herein.
                                   The Mortgage Loans will be acquired by
                                   the Depositor from       on or before
                                   the Delivery Date. See "Description of
                                   the Mortgage Pool -- Underwriting
                                   Guidelines" herein. The Mortgage Loans
                                   will have an aggregate principal
                                   balance as of the Cut-off Date of
                                   approximately $           and
                                   individual principal balances as of the
                                   Cut-off Date of at least $
                                   but not more than $           with an
                                   average principal balance of
                                   approximately $          . The Mortgage
                                   Loans will have terms to maturity from
                                   the Cut-off Date of not more than
                                   months, and a weighted average
                                   remaining term to maturity of
                                   approximately       months as of the
                                   Cut-off Date. The Mortgage Loans will
                                   bear interest at Mortgage Interest
                                   Rates of at least         % per annum
                                   but not more than            % per
                                   annum, with a weighted average Mortgage
                                   Interest Rate of approximately
                                              % per annum as of the Cut-
                                   off Date. The Mortgage Loans provide
                                   for scheduled payments of principal
                                   and/or interest ("Monthly Payments") to
                                   be due on the first day of each month
                                   (the "Due Date").

                                   Approximately       % of the aggregate
                                   principal balance of the Mortgage Loans
                                   as of the Cut-off Date provide for
                                   monthly payments of principal based on
                                   an amortization schedule longer, and in
                                   some cases significantly longer, than
                                   the remaining term of such Mortgage
                                   Loan (each, a "Balloon Mortgage Loan"),
                                   thereby leaving a substantial
                                   outstanding principal amount due and
                                   payable (the "Balloon Payment") on its
                                   maturity date, unless prepaid prior
                                   thereto.

                                   Except in certain limited
                                   circumstances, each Mortgage Loan
                                   either prohibits voluntary prepayments
                                   during a certain number of years
                                   following the origination thereof
                                   and/or allows the borrower thereunder
                                   (the "Mortgagor") to prepay the
                                   principal balance thereof in whole or
                                   in part during a certain number of
                                   years following the origination if
                                   accompanied by payment of a premium
                                   (the

                                   "Prepayment Premium"). See Annex A
                                   hereto and the table entitled
                                   "Prepayment Lock-out/Prepayment Premium
                                   Analysis" under "Description of the
                                   Mortgage Pool -- Certain
                                   Characteristics of the Mortgage Loans"
                                   herein. Any Prepayment Premium
                                   collected on a Mortgage Loan will be
                                   distributed to the holders of the
                                   Certificates as described herein. See
                                   "Special Principal Payment
                                   Considerations" below, "Risk Factors --
                                   Special Prepayment Considerations",
                                   "Description of the Certificates --
                                   Distributions -- Interest Distributions
                                   on the Certificates" and "Certain
                                   Prepayment, Maturity and Yield
                                   Considerations" herein and "Yield
                                   Considerations" in the Prospectus.

                                   In connection with its acquisition of
                                   the Mortgage Loans, the Depositor will
                                   obtain certain representations from
                                       .      will covenant with the
                                   Depositor to cure any breach of such
                                   representations and warranties or to
                                   repurchase any Mortgage Loan in
                                   connection with which there has been a
                                   breach of a representation or warranty
                                   which materially and adversely affects
                                   the interest of the Certificateholders
                                   in such Mortgage Loan. The Depositor
                                   will assign such representations and
                                   warranties and covenants to the Trustee
                                   under the Pooling and Servicing
                                   Agreement (as defined below). The sole
                                   remedy available to the Trustee or the
                                   Certificateholders is the obligation of
                                        to cure any such breach or
                                   repurchase any such Mortgage Loan.

                                   For a further description of the
                                   Mortgage Loans, see "Description of the
                                   Mortgage Pool" herein.

The Offered Certificates........   The Certificates will be issued
                                   pursuant to a pooling and servicing
                                   agreement, to be dated as of the
                                   Cut-off Date, among the Depositor, the
                                   Master Servicer, the Special Servicer
                                   and the Trustee (the "Pooling And
                                   Servicing Agreement"). The Offered
                                   Certificates will have the initial
                                   Class Balances set forth on the cover
                                   hereof. The Interest Only Certificates
                                   will not have Class Balances. The Class
                                   BCX Certificates consist of the
                                   following components: the Class BCX
                                   component B and the Class BCX component
                                   C (each a "Component"). The Class BCX
                                   component B and the Class BCX component
                                   C are not separately transferrable.

Pass-Through Rate on the
 Certificates ..................   The Pass-Through Rates on the Class A1
                                   and Class A2 Certificates are fixed and
                                   are set forth on the cover hereof. The
                                   Pass-Through Rates on the Class A1X and
                                   Class A2X Certificates will be equal to
                                   the weighted average of the Remittance
                                   Rates in effect from time to time on
                                   the Mortgage Loans minus the
                                   Pass-Through Rates on the Class A1 and
                                   Class A2 Certificates, respectively.
                                   The Pass-Through Rates on the Class B
                                   and Class C Certificates will equal the
                                   weighted average of the Remittance
                                   Rates in effect from time to time on
                                   the Mortgage Loans minus the Pass-
                                   Through Rates on the Class BCX
                                   component B and the Class BCX component
                                   C, respectively. The Class BCX
                                   Certificates will be entitled to
                                   interest at the Pass- Through Rate on
                                   the components. The Pass- Through Rate
                                   on the Class BCX component B is       %
                                   per annum and on the Class BCX
                                   component C is        % per annum. The
                                   Pass- Through Rates on the Class D and
                                   Class E Certificates will equal the
                                   weighted average of the Remittance
                                   Rates in effect from time to time on
                                   the Mortgage Loans. The Remittance Rate
                                   in effect for any Mortgage Loan as of
                                   any date of determination is equal to
                                   the excess of the Mortgage Interest
                                   Rate thereon (without giving effect to
                                   any modification or reduction thereof
                                   following the Cut-off Date) over the
                                   sum of the related Servicing Fee Rate
                                   (as defined herein) and the fee payable
                                   to the Trustee. The Mortgage Interest
                                   Rate for each of the Mortgage Loans
                                   which provide for the computation of
                                   interest other than on the
                                   basis of a 360-day year consisting of
                                   twelve 30-day months (a "30/360 Basis")
                                   (that is the basis on which interest on
                                   the Certificates accrues) will be
                                   adjusted to reflect that difference.

Interest Distributions on
the Certificates................   Subject to the distribution of the
                                   Principal Distribution Amount to the
                                   Holders of classes of Certificates of a
                                   higher priority as described under
                                   "Priority of Distributions" below,
                                   Holders of each class of Offered
                                   Certificates will be entitled to
                                   receive on each Distribution Date in
                                   the order described herein, to the
                                   extent of the Available Distribution
                                   Amount (as defined herein) for such
                                   Distribution Date (net of any interest
                                   accrued on any Collateral Value
                                   Adjustment subsequently recovered and
                                   any Net Prepayment Premium (both, as
                                   defined herein)) (the "Adjusted
                                   Available Distribution Amount"),
                                   distributions allocable to interest in
                                   an amount (the "Interest Distribution
                                   Amount") equal to the interest accrued
                                   during the period from and including
                                   the first day of the month preceding
                                   the month of the Distribution Date (or
                                   from the Cut-off Date, in the case of
                                   the initial Distribution Date) to and
                                   including the last day of the month
                                   preceding the month of the Distribution
                                   Date (based on a 360-day year
                                   consisting of twelve 30-day months) on
                                   the related Class Balance (or the
                                   related Notional Amount, in the case of
                                   the Interest Only Certificates, or any
                                   component thereof) immediately prior to
                                   such Distribution Date at the
                                   then-applicable Pass-Through Rate (the
                                   "Interest Accrual Amount") less such
                                   class' (or component's) pro rata share,
                                   by Interest Accrual Amount, of any
                                   interest shortfall not related to a
                                   Mortgagor delinquency or default, such
                                   as Prepayment Interest Shortfalls to
                                   the extent not offset as described
                                   herein, and shortfalls associated with
                                   exemptions provided by the Relief Act
                                   (as defined in the Prospectus). The
                                   Notional Amount of the Class A1X
                                   Certificates will equal the Class
                                   Balance of the Class A1 Certificates.
                                   The Notional Amount of the Class A2X
                                   Certificates will equal the Class
                                   Balance of the Class A2 Certificates.
                                   The Notional Amount of the Class BCX
                                   component B will equal the Class
                                   Balance of the Class B Certificates.
                                   The Notional Amount of the Class BCX
                                   component C will equal the Class
                                   Balance of the Class C Certificates. A
                                   Notional Amount does not entitle the
                                   Interest Only Certificates to any
                                   distributions of principal. If the
                                   Adjusted Available Distribution Amount
                                   for any Distribution Date is less than
                                   the Interest Distribution Amount for
                                   such Distribution Date, the shortfall
                                   will be part of the Interest
                                   Distribution Amount distributable to
                                   holders of Offered Certificates on
                                   subsequent Distribution Dates, to the
                                   extent of available funds.



                                   In addition to the related Interest
                                   Distribution Amount, the Interest Only
                                   Certificates will receive     % of any
                                   Net Prepayment Premium and the
                                   remaining Offered Certificates will
                                   receive     % of any Net Prepayment
                                   Premium, as more fully described
                                   herein, to the extent not necessary to
                                   reimburse the Master Servicer for
                                   reductions in its compensation due to
                                   Prepayment Interest Shortfalls. See "--
                                   Special Yield Considerations" below and
                                   "Description of the Certificates --
                                   Distributions -- Interest Distributions
                                   on the Certificates" herein.

                                   The Available Distribution Amount for
                                   any Distribution Date generally
                                   includes: (i) scheduled payments on the
                                   Mortgage Loans due on or prior to the
                                   related Due Date immediately preceding,
                                   and collected as of, the related
                                   Determination Date (to the extent not
                                   distributed on previous Distribution
                                   Dates) and unscheduled payments and
                                   other collections on the Mortgage Loans
                                   collected during the related Remittance
                                   Period, net of amounts payable or
                                   reimbursable to the Master Servicer or
                                   the Special Servicer therefrom and (ii)
                                   any P&I Advances made by the Master
                                   Servicer or the Special Servicer for
                                   the related Distribution Date. The
                                   "Determination Date" for any
                                   Distribution Date is the      business
                                   day preceding such Distribution Date.
                                   The "Remittance Period" for any
                                   Distribution Date is the period
                                   beginning after a Determination Date in
                                   the immediately preceding month (or the
                                   Cut-off Date, in the case of the first
                                   Distribution Date) through the related
                                   Determination Date. See "Description of
                                   the Certificates -- Distributions --
                                   Interest Distributions on the
                                   Certificates" herein.

Principal Distributions on
the Certificates................   Holders of the Certificates will be
                                   entitled to receive on each
                                   Distribution Date in reduction of the
                                   related Class Balance in the order
                                   described herein until the related
                                   Class Balance is reduced to zero, to
                                   the extent of the balance of the
                                   Adjusted Available Distribution Amount
                                   remaining after the payment of the
                                   Interest Distribution Amount for such
                                   Distribution Date for the classes of
                                   Certificates with the highest priority
                                   of payment for interest payments (as
                                   described under "Priority of
                                   Distributions" below) distributions in
                                   respect of principal in an amount (the
                                   "Principal Distribution Amount") equal
                                   to the aggregate of (i) all scheduled
                                   payments of principal (other than
                                   Balloon Payments) due on the Mortgage
                                   Loans on the related Due Date whether
                                   or not received and all scheduled
                                   Balloon Payments received, (ii) if the
                                   scheduled Balloon Payment is not
                                   received, with respect to any Balloon
                                   Mortgage Loans on and after the
                                   Maturity Date thereof, the principal
                                   payment that would need to be received
                                   in the related month in order to fully
                                   amortize such Balloon Mortgage Loan
                                   with level monthly payments by the end
                                   of the term used to derive scheduled
                                   payments of principal due prior to the
                                   related Maturity Date, (iii) to the
                                   extent not previously advanced, any
                                   unscheduled principal recoveries
                                   received during the related Remittance
                                   Period in respect of the Mortgage
                                   Loans, whether in the form of
                                   liquidation proceeds, insurance
                                   proceeds, condemnation proceeds or
                                   amounts received as a result of the
                                   purchase of any Mortgage Loan out of
                                   the Trust Fund to the extent not
                                   required to be otherwise applied
                                   pursuant to the terms of the related
                                   Mortgage Loan and (iv) any other
                                   portion of the Adjusted Available
                                   Distribution Amount remaining
                                   undistributed after payment of any
                                   interest payable on the Certificates,
                                   including any Prepayment Interest
                                   Excess (as defined herein) not offset
                                   by any Prepayment Interest Shortfall
                                   occurring during the related Remittance
                                   Period or otherwise required to
                                   reimburse the Master Servicer, as
                                   described herein, and interest
                                   distributions on the Mortgage Loans, in
                                   excess of interest distributions on the
                                   Certificates, resulting from the
                                   application of the amounts described in
                                   this clause (iv) to principal
                                   distributions on the Certificates. See
                                   "Description of the Certificates--
                                   Distributions-- Principal Distributions
                                   on the Offered Certificates" herein.
                                   The Interest Only Certificates do not
                                   have a Class Balance and are therefore
                                   not entitled to any principal
                                   distributions.



Priority of Distributions.......  The Adjusted Available Distribution
                                  Amount for any Distribution Date will
                                  be applied (a) first, to distributions
                                  of interest on the classes of
                                  Certificates outstanding with highest
                                  priority for interest payment (as
                                  described below), (b) second, to
                                  distributions of the Principal
                                  Distribution Amount to the classes of
                                  Certificates then entitled to
                                  distributions of principal as described
                                  below, and (c) third, to distributions
                                  of interest on each class of
                                  Certificates other than the classes
                                  described in clause (a) above, in the
                                  order of priority described below;
                                  provided that on any Distribution Date
                                  on which the Class Balance of a class
                                  of Certificates is reduced to zero
                                  pursuant to clause (b) above, interest
                                  distributions pursuant to clause (a)
                                  above will be made to the class of
                                  Certificates outstanding
                                  with the next highest priority for
                                  interest payments prior to making
                                  distributions of the Principal
                                  Distribution Amount thereto pursuant to
                                  clause (b) above. The priority for
                                  interest payments for purposes of
                                  clauses (a) and (c), above, is: first
                                  to distributions of interest on the
                                  Class A1, Class A1X, Class A2 and Class
                                  A2X Certificates, pro rata, based on
                                  their respective Interest Accrual
                                  Amounts; second, to the Class B and
                                  Class BCX component B Certificates, pro
                                  rata, based on their respective
                                  Interest Accrual Amounts; third, to the
                                  Class C and the Class BCX component C
                                  Certificates, pro rata, based on their
                                  respective Interest Accrual Amounts;
                                  fourth, to the Class D Certificates;
                                  fifth, to the Class E Certificates; and
                                  then to the remaining classes of
                                  Certificates up to their respective
                                  Interest Accrual Amounts, all as
                                  described under "Interest Distributions
                                  on the Certificates" above. The
                                  Principal Distribution Amount for such
                                  Distribution Date will be applied to
                                  the payment of principal of the Class
                                  A1, Class A2, Class B, Class C, Class D
                                  and Class E Certificates, in that
                                  order, and then to the remaining
                                  classes of Certificates, until their
                                  respective Class Balances have been
                                  reduced to zero. Any Net Prepayment
                                  Premium for any Distribution Date will
                                  be applied to reimburse the Master
                                  Servicer for reductions in its
                                  compensation due to Prepayment Interest
                                  Shortfalls, as described herein, and
                                  then to distributions on the
                                  Certificates, as described herein. In
                                  addition, to the extent any amounts
                                  corresponding to a Collateral Value
                                  Adjustment are recovered on a Mortgage
                                  Loan, any interest accrued on any class
                                  of Certificates and not paid as a
                                  result of such Collateral Value
                                  Adjustment shall be allocated to such
                                  classes as described herein. See
                                  "Description of the Certificates--
                                  Subordination" herein.

P&I Advances...................   The Master Servicer and the Special
                                  Servicer (each, a "Servicer") are
                                  required to make advances ("P&I
                                  Advances") for delinquent Monthly
                                  Payments on the Mortgage Loans, subject
                                  to the limitations described herein.
                                  None of the Servicers will be required
                                  to advance the full amount of any
                                  Balloon Payment not made by the related
                                  Mortgagor. To the extent a Servicer is
                                  required to make a P&I Advance on and
                                  after the Due Date for a Balloon
                                  Payment, such P&I Advance shall not
                                  exceed an amount equal to the monthly
                                  payment calculated by the Special
                                  Servicer necessary to fully amortize
                                  the related Mortgage Loan over the
                                  period used for purposes of calculating
                                  the scheduled monthly payments thereon
                                  prior to the related Maturity Date. As
                                  more fully described herein, each
                                  Servicer making a P&I Advance (or any
                                  other advance) will be entitled to
                                  reimbursement thereof and interest
                                  thereon at the prime rate determined in
                                  accordance with the Pooling and
                                  Servicing Agreement to the extent
                                  provided therein. See "Description of
                                  the Certificates-- Advances" herein and
                                  "Description of the Certificates--
                                  Advances in Respect of Delinquencies"
                                  in the Prospectus.



Other Certificates.............   The Class F, Class G, Class NR, Class
                                  R-I, Class R-II and Class R-III
                                  Certificates are not offered hereby
                                  (the "Other Certificates"). The
                                  Pass-Through Rates on the Class F,
                                  Class G and Class NR Certificates will
                                  equal the weighted average of the
                                  Remittance Rates in effect from time to
                                  time on the Mortgage Loans. The Class
                                  Balances on the Class F, Class G and
                                  Class NR Certificates will equal
                                  $              , $                  and
                                  $                , respectively, and
                                  approximately $             , in the
                                  aggregate. The Class R-I, Class R-II
                                  and Class R- III Certificates will not
                                  have a Pass-Through Rate or a Class
                                  Balance.



Subordination..................   Neither the Offered Certificates nor
                                  the Mortgage Loans are insured or
                                  guaranteed against losses suffered on
                                  the Mortgage Loans by any government
                                  agency or instrumentality or by the
                                  Depositor, the Trustee, the
                                  Underwriter, the Master Servicer, the
                                  Special Servicer or any affiliate
                                  thereof.



                                  Realized Losses and Collateral
                                  Valuation Adjustments (as defined
                                  herein) on the Mortgage Loans will be
                                  allocated, first, to the Other
                                  Certificates, second, to the Class E
                                  Certificates, third, to the Class D
                                  Certificates, fourth, to the Class C
                                  Certificates, fifth to the Class B
                                  Certificates, and thereafter, to the
                                  Class A1 and Class A2 Certificates, on
                                  a pro rata basis, based on Class
                                  Balance, in each case until the related
                                  Class Balance is reduced to zero. Any
                                  allocation of a Realized Loss or a
                                  Collateral Valuation Adjustment to a
                                  class of Certificates will result in a
                                  reduction of the related Class Balance
                                  and the Notional Amount of any of the
                                  Interest Only Certificates (or
                                  component thereof) calculated by
                                  reference to such Class Balance. In
                                  addition, the Adjusted Available
                                  Distribution Amount will be applied in
                                  the order set forth under "Priority of
                                  Distributions" above.

                                  In addition to Realized Losses and
                                  Collateral Valuation Adjustments,
                                  shortfalls may also occur as a result
                                  of each Servicer's right to receive
                                  payments of interest with respect to
                                  unreimbursed advances, the Special
                                  Servicer's right to compensation with
                                  respect to Mortgage Loans which are or
                                  have been Specially Serviced Mortgage
                                  Loans and as a result of other Trust
                                  Fund expenses. Such shortfalls will be
                                  allocated to the classes of
                                  Certificates with the lowest payment
                                  priority for purposes of the
                                  application of the Adjusted Available
                                  Distribution Amount in the order
                                  described herein.

Optional Termination............  At its option, the Master Servicer, the
                                  Special Servicer, any holder of a Class
                                  R-I Certificate and the holders of an
                                  aggregate Percentage Interest in excess
                                  of 50% of the Most Subordinate Class of
                                  Certificates (as defined herein) may
                                  purchase all of the Mortgage Loans, at
                                  the price set forth under "Description
                                  of the Pooling and Servicing
                                  Agreement-- Termination" herein, and
                                  thereby effect termination of the Trust
                                  Fund and early retirement of the then
                                  outstanding Certificates, on any
                                  Distribution Date on which the
                                  aggregate Stated Principal Balance (as
                                  defined herein) of the Mortgage Loans
                                  remaining in the Trust Fund is less
                                  than     % of the aggregate principal
                                  balance of the Mortgage Loans as of the
                                  Cut-off Date. See "Description of the
                                  Pooling and Servicing Agreement --
                                  Termination" herein and "Description of
                                  the Certificates -- Termination" in the
                                  Prospectus.



Special Principal Payment
Considerations..................  The rate and timing of principal payments, if any, on the Offered
                                  Certificates will depend, among other
                                  things, on the rate and timing of
                                  principal payments (including
                                  prepayments, defaults, liquidations and
                                  purchases of Mortgage Loans due to a
                                  breach of a representation and
                                  warranty) on the Mortgage Loans. As
                                  described herein, each of the Mortgage
                                  Loans prohibits, and/or requires the
                                  payment of a Prepayment Premium in
                                  connection with, any voluntary
                                  prepayment during certain specified
                                  times. See "The Mortgage Pool" above
                                  and "Description of the Mortgage Pool"
                                  herein.

                                  All classes of Offered Certificates
                                  entitled to payments of principal are
                                  subject to priorities for payment of
                                  principal as described herein.
                                  Distributions of principal on classes
                                  having an earlier priority of payment
                                  will be directly affected by the rates
                                  of prepayments of the Mortgage Loans.
                                  The timing of commencement of principal
                                  distributions and the weighted average
                                  lives of classes of Certificates with a
                                  later priority of payment will be
                                  affected by the rates of prepayments
                                  experienced both before and after the
                                  commencement of principal distributions
                                  on such classes.

                                  In addition, a portion of collections
                                  on the Mortgage Loan in excess of
                                  scheduled and unscheduled principal
                                  distributions will be allocated to the
                                  classes of Certificates then entitled
                                  to distributions of principal. Any such
                                  allocation may result in a faster
                                  amortization of such class of
                                  Certificates.

Special Yield Considerations..... The yield to maturity on each class of the Offered Certificates will depend
                                  on, among other things, the rate and
                                  timing of principal payments (including
                                  prepayments, defaults, liquidations and
                                  purchases of Mortgage Loans due to
                                  breaches of representations and
                                  warranties) on the Mortgage Loans and
                                  the allocation thereof to reduce the
                                  Class Balance or Notional Amount of
                                  such class (or component thereof). The
                                  yield to maturity on each class of the
                                  Offered Certificates will also depend
                                  on the Pass-Through Rate and the
                                  purchase price for such Certificates.
                                  The yield to investors on any class of
                                  Offered Certificates will be adversely
                                  affected by any allocation thereto of
                                  Prepayment Interest Shortfalls on the
                                  Mortgage Loans, which may result from
                                  the distribution of interest only to
                                  the date of a prepayment occurring
                                  during any month following the related
                                  Determination Date (rather than a full
                                  month's interest). See "Description of
                                  the Certificates-- Distributions--
                                  Interest Distributions on the
                                  Certificates" herein.

                                  In general, if a class of Offered
                                  Certificates is purchased at a premium
                                  and principal distributions thereon
                                  occur at a rate faster than anticipated
                                  at the time of purchase, the investor's
                                  actual yield to maturity will be lower
                                  than that assumed at the time of
                                  purchase. Conversely, if a class of
                                  Offered Certificates is purchased at a
                                  discount and principal distributions
                                  thereon occur at a rate slower than
                                  that assumed at the time of purchase,
                                  the investor's actual yield to maturity
                                  will be lower than that assumed at the
                                  time of purchase.

                                  The multiple class structure of the
                                  Offered Certificates causes the yield
                                  of certain classes to be particularly
                                  sensitive to changes in the rates of
                                  principal payments (including
                                  prepayments, defaults, liquidations and
                                  purchases of Mortgage Loans due to a
                                  breach of a representation and
                                  warranty) of the Mortgage Loans and
                                  other factors.

                                  The yield to investors on the Interest
                                  Only Certificates will be sensitive to
                                  the rate and timing of prepayments,
                                  defaults and liquidations on the
                                  Mortgage Loans. The rate of such
                                  prepayments, defaults and liquidations
                                  on the Mortgage Loans may fluctuate
                                  significantly over time. A
                                  significantly faster than expected rate
                                  of such prepayments, defaults and
                                  liquidations on the Mortgage Pool will
                                  have a negative effect on the yield to
                                  such investors and could result in the
                                  failure of investors in the Interest
                                  Only Certificates to recover their
                                  initial investments. In addition,
                                  because holders of the Class A1X and
                                  A2X Certificates have rights to
                                  relatively larger portions of interest
                                  payments on Mortgage Loans with higher
                                  Mortgage Interest Rates than on
                                  Mortgage Loans with lower Mortgage
                                  Interest Rates, and because Mortgage
                                  Loans with higher Mortgage Interest
                                  Rates are generally likely to prepay at
                                  a faster rate than Mortgage Loans with
                                  lower Mortgage Interest Rates, the
                                  yield on the Class A1X and A2X
                                  Certificates will be materially
                                  adversely affected to a greater extent
                                  than the yields on the other Offered
                                  Certificates if the Mortgage Loans with
                                  higher Mortgage Interest Rates prepay
                                  faster than the Mortgage Loans with
                                  lower Mortgage Interest Rates. See
                                  "Certain Prepayment, Maturity and Yield
                                  Considerations," especially "--Interest
                                  Only Certificate Yield Considerations"
                                  herein.

                                  The yield to investors on any of the
                                  Certificates will be sensitive to
                                  losses due to defaults on the Mortgage
                                  Loans (and the timing thereof), because
                                  the amount of
                                  such losses will be allocable to such
                                  class to the extent such losses are not
                                  covered by a subordinate class of
                                  Certificates, as described herein.
                                  Furthermore, as described herein, the
                                  timing of receipt of principal and
                                  interest by any such class of
                                  Certificates may be adversely affected
                                  by losses even if such class does not
                                  ultimately bear such loss.

                                  Each Servicer making an advance will be
                                  entitled to interest thereon at the
                                  prime rate determined in accordance
                                  with the Pooling and Servicing
                                  Agreement to the extent provided
                                  therein. Therefore losses may be
                                  allocated to a class of Offered
                                  Certificates with respect to any
                                  delinquent Monthly Payment and certain
                                  other expenses advanced by such
                                  Servicer.

                                  The Special Servicer will be entitled
                                  to receive compensation in the form of
                                  a percentage of collections of any
                                  Mortgage Loan which is being serviced
                                  or has been serviced by the Special
                                  Servicer (a "Specially Serviced
                                  Mortgage Loan") prior to the right of
                                  Certificateholders to receive
                                  distributions on the Certificates. Such
                                  compensation will result in shortfalls
                                  which will be allocated to the classes
                                  of Certificates with the lowest payment
                                  priority for purposes of application of
                                  the Adjusted Available Distribution
                                  Amount in the order described herein.
                                  Consequently, it is possible that
                                  losses will be allocated to the Offered
                                  Certificates with respect to any
                                  Specially Serviced Mortgage Loan
                                  notwithstanding the fact that such
                                  Mortgage Loan is returned to a
                                  performing status. See "Servicing --
                                  Servicing and Other Compensation and
                                  Payment of Expenses" herein.

                                  See "Certain Prepayment, Maturity and
                                  Yield Considerations," especially
                                  "--Class C, Class BCX, Class D and
                                  Class E Yield Considerations" herein,
                                  and "Yield Considerations" in the
                                  Prospectus.

Federal Income Tax
Consequences.................     Three separate real estate mortgage
                                  investment conduit ("REMIC") elections
                                  will be made with respect to the Trust
                                  Fund for federal income tax purposes.
                                  Upon the issuance of the Offered
                                  Certificates, Latham & Watkins, counsel
                                  to the Depositor, will deliver its
                                  opinion generally to the effect that,
                                  assuming compliance with all provisions
                                  of the Pooling and Servicing Agreement,
                                  for federal income tax purposes, the
                                  REMIC I, REMIC II and REMIC III (each
                                  as defined in the Pooling and Servicing
                                  Agreement) will each qualify as a REMIC
                                  under Sections 860A through 860G of the
                                  Internal Revenue Code of 1986 (the
                                  "Code").

                                  For federal income tax purposes, the
                                  Class R-I Certificates will be the sole
                                  class of "residual interests" in REMIC
                                  I, the Class R-II Certificates will be
                                  the sole class of "residual interests"
                                  in REMIC II, the Offered Certificates
                                  (or, in the case of the Class BCX
                                  Certificates, each component thereof)
                                  and the Other Certificates will be
                                  "regular interests" of REMIC III and
                                  will generally be treated as debt
                                  instruments of REMIC III, and the Class
                                  R-III Certificates will be the sole
                                  class of "residual interests" in REMIC
                                  III.

                                  The Interest Only Certificates will and
                                  the other Offered Certificates may be
                                  treated as having been issued with
                                  original issue discount for federal
                                  income tax purposes. For purposes of
                                  computing the accrual of original issue
                                  discount, market discount and premium,
                                  if any, for federal income tax purposes
                                  it will be assumed that there are no
                                  prepayments on the Mortgage Loans.
                                  However, no representation is made that
                                  the Mortgage Loans will not prepay at
                                  another rate.

                                  For further information regarding the
                                  federal income tax consequences of
                                  investing in the Offered Certificates,
                                  see "Federal Income Tax Consequences"
                                  herein and in the Prospectus.

ERISA Considerations............  A fiduciary of any employee benefit plan or other retirement arrangement
                                  subject to the Employee Retirement
                                  Income Security Act of 1974, as amended
                                  ("ERISA"), or Section 4975 of the Code
                                  and any entity whose underlying assets
                                  include assets of such a plan by reason
                                  of any such plan's investment in the
                                  entity should review carefully with its
                                  legal advisors whether the purchase or
                                  holding of any class of Offered
                                  Certificates could give rise to a
                                  transaction that is prohibited or is
                                  not otherwise permitted either under
                                  ERISA or Section 4975 of the Code or
                                  whether there exists any statutory or
                                  administrative exemption applicable to
                                  an investment therein. The U.S.
                                  Department of Labor has issued an
                                  individual exemption, Prohibited
                                  Transaction Exemption 90-24, to the
                                  Underwriter that generally exempts from
                                  the application of certain of the
                                  prohibited transaction provisions of
                                  Section 406 of ERISA, and the excise
                                  taxes imposed on certain prohibited
                                  transactions by Sections 4975(a) and
                                  (b) of the Code and Section 502(i) of
                                  ERISA, transactions relating to the
                                  purchase, sale and holding of
                                  pass-through certificates underwritten
                                  by the Underwriter, such as the Class
                                  A1, Class A1X, Class A2 and Class A2X
                                  Certificates and the servicing and
                                  operation of asset pools, provided that
                                  certain conditions are satisfied.
                                  Purchasers using insurance company
                                  general account funds to effect such
                                  purchase should consider the
                                  availability of Prohibited Transaction
                                  Class Exemption 95-60 (60 Fed. Reg.
                                  35925, July 12, 1995) issued by the
                                  U.S. Department of Labor. See "ERISA
                                  Considerations" herein and in the
                                  Prospectus.



Rating..........................  It is a condition to the issuance of the Class A1 and Class A2 Certificates
                                  that they be rated "        " by
                                                   ("             ") and
                                  ("                "). It is a condition
                                  of the issuance of the Class A1X and
                                  Class A2X Certificates that they be
                                  rated "      " by                  and
                                  "       " by                  . It is a
                                  condition of the issuance of the Class
                                  B Certificates that they be rated not
                                  lower than "    " by
                                  and                 . It is a condition
                                  of the issuance of the Class C
                                  Certificate that they be rated not
                                  lower than "___" by
                                  and "    " by                 . It is a
                                  condition of the issuance of the Class
                                  BCX Certificates that they be rated not
                                  lower than "    " by                 .
                                  It is a condition of the issuance of
                                  the Class D Certificates that they be
                                  rated not lower than "     " by
                                                   and                 .
                                  It is a condition of the issuance of
                                  the Class E Certificates that they be
                                  rated not lower than "        " by
                                                   and                 .
                                  A security rating is not a
                                  recommendation to buy, sell or hold
                                  securities and may be subject to
                                  revision or withdrawal at any time by
                                  the assigning rating organization. A
                                  security rating does not address the
                                  frequency or likelihood of prepayments
                                  (whether voluntary or involuntary) of
                                  Mortgage Loans, or the degree to which
                                  such prepayments might differ from
                                  those originally anticipated, or the
                                  likelihood of collection of Prepayment
                                  Premiums, or the corresponding effect
                                  on yield to investors. A rating of any
                                  of the Interest Only Certificates does
                                  not address the possibility that the
                                  holders of such Certificates may fail
                                  to fully recover their initial
                                  investments due to a rapid rate of
                                  prepayments, defaults or liquidations.
                                  See "Certain Prepayment, Maturity and
                                  Yield Considerations" herein, "Risk
                                  Factors," and "Rating" herein and in
                                  the Prospectus and "Yield
                                  Considerations" in the Prospectus.

Legal Investment...............   The Class  , Class  , Class  , Class and Class
                                    Certificates will be "mortgage related
                                  securities" within the meaning of the
                                  Secondary Mortgage Market Enhancement Act of
                                  1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class
                                  ___, Class ___ and Class ___ Certificates will not be "mortgage related securities" within the meaning of SMMEA. The appropriate characterization of the Offered Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase any Class of Offered Certificates, may be subject to significant interpretative uncertainties.

                                  In addition, institutions whose investment activities are subject to review by certain regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by such regulatory authorities, on the investment by such institutions in certain forms of mortgage-backed securities. Furthermore, certain states have enacted legislation overriding the legal investment provisions of SMMEA. Accordingly, investors should consult their own legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them. See "Legal Investment" herein and in the Prospectus.

                                  RISK FACTORS

      [Description Will Depend On The Particulars Of The Mortgage Assets]

            Prospective purchasers of the Offered Certificates should consider, among other things, the following risk factors (as well as the risk factors set forth under "Risk Factors" in the Prospectus) in connection with an investment in the Offered Certificates.

            Special Prepayment Considerations. The rate and timing of principal payments on the Offered Certificates will depend, among other things, on the rate and timing of principal payments (including prepayments, defaults, liquidations and purchases of Mortgage Loans due to a breach of representation and warranty) on the Mortgage Loans. The rate at which principal payments occur on the Mortgage Pool will be affected by a variety of factors, including, without limitation, the terms of the Mortgage Loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the Mortgage Interest Rates on the Mortgage Loans, such Mortgage Loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such Mortgage Loans. The rate of principal payments on the Offered Certificates will correspond to the rate of principal payments on the Mortgage Loans and is likely to be affected by the Lock-out Periods (as defined herein) and Prepayment Premium provisions applicable to the Mortgage Loans and by the extent to which a Servicer is able to enforce such provisions. Mortgage Loans with a Lock-out Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical mortgage loans without such provisions with shorter Lock-out Periods or with lower Prepayment Premiums. See "Description of the Mortgage Pool," "Description of the Certificates -- Distributions -- Priority of Distributions" and "Certain Prepayment, Maturity and Yield Considerations" herein and "Yield Considerations" in the Prospectus.

            Special Yield Considerations. The yield to maturity on each class of the Offered Certificates will depend, among other things, on the rate and timing of principal payments (including prepayments, defaults, liquidations and purchases of Mortgage Loans due to a breach of representation and warranty) on the Mortgage Pool and the allocation thereof to reduce the Class Balance of such class. Mortgage Loans with higher Mortgage Interest Rates will have higher Remittance Rates, and therefore, the yield on the Class A1X, Class A2X, Class B, Class C, Class D and Class E Certificates could be adversely affected if Mortgage Loans with higher Mortgage Interest Rates pay faster than the Mortgage Loans with lower Mortgage Interest Rates. The yield to investors on the Offered Certificates will be adversely affected by any allocation thereto of interest shortfalls on the Mortgage Loans, such as Prepayment Interest Shortfalls. Neither the Certificates nor the Mortgage Loans are guaranteed by any governmental entity or instrumentality or any other entity.

            In general, if a Certificate is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a Certificate is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than assumed at the time of purchase. See "Prepayment, Maturity and Yield Considerations" herein and "Yield Considerations" in the Prospectus.

            Delinquency and Default Risks of Commercial and Multifamily Mortgage Loans. The Mortgage Loans are secured by a fee simple or leasehold interest in multifamily, retail, hotel, health care-related, office, industrial and other commercial properties. Commercial and multifamily lending is generally viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial and multifamily lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, and unlike the case of loans made on the security of single-family residences, repayment of loans made on the security of income-producing real property depends upon the ability of that property (i) to generate rental income sufficient to pay operating expenses, to make necessary repairs, tenant improvements and capital improvements and to pay debt service and (ii) in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity by sale or refinancing. A number of factors, many beyond the control of the property owner, can affect the ability of an income-producing real estate project to generate sufficient net operating income to pay debt service and/or to maintain its value. Among these factors are economic conditions generally and in the area of the project, the age, quality and design of the project and the degree to which it competes with other projects in the area, changes or continued weaknesses in specific industry segments, increases in operating costs, the willingness and ability of the owner to provide capable property management and maintenance and the degree to which the project's revenue is dependent upon a single tenant or user, a small group of tenants, or tenants concentrated in a particular business or industry. If leases are not renewed or replaced, if tenants default, if rental rates fall and/or if operating expenses increase, the borrower's ability to repay the loan may be impaired and the resale value of the property, which is substantially dependent on the property's ability to generate income, may decline. In addition, there are other factors, including changes in zoning or tax laws, the availability of credit for financing, and changes in interest rate levels that may adversely affect the value of a project (and thus the borrower's ability to sell or refinance) without necessarily affecting the ability to generate current income Commercial and multifamily real estate can be affected significantly by the supply and demand in the market for the type of property securing the loan and, therefore, may be subject to adverse economic conditions.

            Property Management. The successful operation of a real estate project is also dependent on the performance and viability of the property manager of such project. The property manager is responsible for responding to changes in the local market, planning and implementing the rental structure, including establishing appropriate rental rates, and advising the borrowers so that maintenance and capital improvements can be carried out in a timely fashion. There is no assurance regarding the performance of any operators and/or managers or persons who may become operators and/or managers upon the expiration or termination of leases or management agreements or following any default or foreclosure under a Mortgage Loan.

            Limitations of Appraisals. An appraisal or other market analysis was conducted in respect of the Mortgaged Properties in connection with the origination or acquisition of the related Mortgage Loan, and the resulting estimates of value are the bases of the Cut-off Date LTV Ratios referred to herein. However, those estimates represent the analysis and opinion of the person performing the appraisal of market analysis and are not guarantees of present or future values. Moreover, the values of the Mortgaged Properties may have fluctuated significantly since the appraisal or market study was performed. In addition, appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a Mortgaged Property under a distress or liquidation sale.

            Nonrecourse Mortgage Loans. Substantially all of the Mortgage Loans are nonrecourse loans as to which, in the event of a default under any such Mortgage Loan, recourse generally may be had only against the related Mortgaged Property. Consequently, payment of each such Mortgage Loan prior to maturity is dependent primarily on the sufficiency of the net operating income of the related Mortgaged Property, and at maturity (whether at scheduled maturity or in the event of a default upon the acceleration of such maturity after default), upon the then market value of the related Mortgaged Property, or the ability to refinance such Mortgage Loan.

            Concentration of Mortgage Loans. The average principal balance of the Mortgage Loans as of the Cut-off Date is approximately $____________, which is equal to ____% of the aggregate principal balance as of the Cut-off Date of the Mortgage Loans.

            A mortgage pool consisting of fewer loans each having a relatively higher outstanding principal balance may result in losses that are more severe, relative to the size of the pool, than would be the case if the pool consisted of a greater number of mortgage loans each having a relatively smaller outstanding principal balance. In addition, the concentration of any mortgage pool in one or more loans that have outstanding principal balances that are substantially larger than the other mortgage loans in such pool can result in losses that are substantially more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were more evenly distributed among the loans in such pool. The Mortgage Loan secured by the __________________________ represents______% of the aggregate principal balance of the Mortgage Loans. No other Mortgage Loan represents more than ____% of the aggregate principal balance as of the Cut-off Date of the Mortgage Loans. Mortgage Loans with related Mortgagors represent in the aggregate _____% of the aggregate principal balance as of the Cut-off Date of the Mortgage Loans but no single group of related Mortgagors represents in excess of __% of the aggregate principal balance of the Mortgage Loans. See "Description of the Mortgage Pool -- Certain Characteristics of the Mortgage Loans -- Related Borrowers and Other Issues" herein.

            Risks of Different Timing of Mortgage Loan Amortization. If and as principal payments, property releases, or prepayments are made on a Mortgage Loan, the remaining Mortgage Pool may be subject to more concentrated risk with respect to the diversity of properties, types of properties and property characteristics and with respect to the number of borrowers. See the table entitled "Year of Scheduled Maturity" under "Description of the Mortgage Pool -- Certain Characteristics of the Mortgage Loans" for a description of the respective maturity dates of the Mortgage Loans. Because principal on the Offered Certificates is payable in sequential order, and no class receives principal until the Class Balance of the preceding class or classes has been reduced to zero, classes that have a lower sequential priority are more likely to be exposed to the risk of concentration discussed under "--Concentration of Mortgage Loans" above than classes with a higher sequential priority.

            Geographic Concentration. __, __, __, __ and __ of the Mortgaged Properties, representing approximately ____%, ____%, ____%, ____% and ____%, respectively, of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, are located in ______________, _________, __________,
_________ and _________, respectively. Except as indicated in the immediately preceding sentence, no more than ___% of the Mortgage Loans, by aggregate principal balance of the Mortgage Loans as of the Cut-off Date are secured by Mortgaged Properties in any one state. Repayments by borrowers and the market value of the Mortgaged Properties could be affected by economic conditions generally or in regions where the borrowers and the Mortgaged Properties are located, conditions in the real estate market where the Mortgaged Properties are located, changes in governmental rules and fiscal policies, acts of nature, including earthquakes (which may result in uninsured losses), and other factors which are beyond the control of the borrowers.

            Environmental Risks. Under various federal, state and local environmental laws, ordinances and regulations, a current or previous owner or operator of real property may be liable for the costs of removal and remediation of hazardous or toxic substances on, under, adjacent to or in such property. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner's liability therefor as to any property is generally not limited under such enactments and could exceed the value of the property and/or the aggregate assets of the owner. In addition, the presence of hazardous or toxic substances, or the failure to properly remediate such property, may adversely affect the owner's or operator's ability to borrow using such property as collateral. Persons who arrange for the disposal or treatment of hazardous or toxic substances may also be liable for the costs of removal or remediation of such substances at the disposal or treatment facility. Certain laws impose liability for release of asbestos containing materials ("ACMs") into the air. Third parties may seek recovery from owners or operators of real properties for personal injury and/or tort damage associated with exposure to ACMs or other hazardous substances. The presence of, or strong potential for contamination by, hazardous substances at, on, under, adjacent to, or in a property can materially adversely affect the value of the property and a borrower's ability to repay its mortgage loan).

            Under some environmental laws, such as the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA"), as well as certain state laws, a secured lender (such as the Trust
Fund) may be liable as an "owner" or "operator", for the costs of responding to a release or threat of a release of hazardous substances on or from a borrower's property, if agents or employees of a lender are deemed to have participated in the management of the borrower's property. The Trust Fund's potential exposure to liability for cleanup costs pursuant to CERCLA may increase if the Trust Fund actually takes possession of a borrower's property, or control of its day-to-day operations, as for example through the appointment of a receiver.

            An environmental site assessment ("ESA") of each of the Mortgaged Properties was performed (or prior assessments were updated) in connection with the initial underwriting and origination of the Mortgage Loans. In certain cases, environmental testing in addition to the ESA was performed.

            It is possible that the ESAs did not reveal all environmental liabilities, that there are material environmental liabilities of which neither ___ nor the Depositor are aware. Moreover, there can be no assurance that future laws, ordinances or regulations will not impose any material environmental liability or that the environmental condition of the Mortgaged Properties in the future could be affected by tenants and occupants or by third parties unrelated to the Mortgagors, or by the condition of land or operations in the vicinity of the Mortgaged Properties.

            The Pooling and Servicing Agreement provides that the Special Servicer, acting on behalf of the Trust Fund, may not acquire, through foreclosure or deed in lieu thereof, title to a Mortgaged Property or take over its operation unless the Special Servicer has previously determined, based on a report prepared by a qualified person who regularly conducts environmental audits, that (i) the Mortgaged Property is in compliance with applicable environmental laws or that taking the actions necessary to comply with such laws is reasonably likely to produce a greater recovery on a present value basis than not taking such actions and (ii) there are no circumstances known to the Special Servicer relating to the use of hazardous substances or petroleum-based materials which require investigation or remediation, or that if such circumstances exist, taking such remedial actions is reasonably likely to produce a greater recovery on a present value basis than not taking such actions. Although such requirement decreases the likelihood that the Trust Fund will become liable for a material adverse environmental condition at a Mortgaged Property, there can be no assurance that the requirements of the Pooling and Servicing Agreement will effectively insulate the Trust Fund from potential liability for a materially adverse environmental condition at any Mortgaged Property.

            Litigation. There may be legal proceedings pending and, from time to time, threatened against the Mortgagors and the managers of the Mortgaged Properties and their respective affiliates arising out of the ordinary business of the Mortgagor, the managers and such affiliates. There can be no assurance that such litigation may not have a material adverse effect on distributions to Certificateholders.

            Other Financings. Each Mortgagor is restricted from incurring any indebtedness secured by the related Mortgaged Property other than the related Mortgage Loan without the consent of the lender. With respect to ___ Mortgage Loans representing ______% of the Mortgage Pool and which were made to single purpose entities, the Mortgagor is restricted from incurring any indebtedness other than the Mortgage Loan, normal trade accounts payable and certain purchase financing debt, except that _____ of these Mortgagors representing ____% of the Mortgage Pool have unsecured subordinate debt that is subject to a subordination and standstill agreement limiting the rights of the holder of such additional indebtedness including limitations on its right to commence any enforcement or foreclosure proceeding. In addition, ____ of the Mortgagors representing __% of the Mortgage Pool have incurred indebtedness secured by equity interests in such Mortgagors.

            In cases where one or more junior liens are imposed on a Mortgaged Property or the Mortgagor incurs other indebtedness, the Trust Fund is subjected to additional risks, including, without limitation, the risks that the Mortgagor may have greater incentives to repay the junior or unsecured indebtedness first and that it may be more difficult for the Mortgagor to refinance the Mortgage Loan or to sell the Mortgaged Property for purposes of making the Balloon Payment upon the maturity of the Mortgage Loan.

            Effect of Mortgagor Delinquencies and Defaults. The aggregate amount of distributions on the Offered Certificates, the yield to maturity of the Offered Certificates, the rate of principal payments on the Offered Certificates and the weighted average lives of the Offered Certificates will be affected by the rate and the timing of delinquencies and defaults on the Mortgage Loans. If a purchaser of a class of Offered Certificates calculates its anticipated yield based on an assumed rate of default and amount of losses on the Mortgage Loans that is lower than the default rate and amount of losses actually experienced and such additional losses are allocable to such class of Certificates, such purchaser's actual yield to maturity will be lower than that so calculated and could, under certain extreme scenarios, be negative. The timing of any loss on a liquidated Mortgage Loan will also affect the actual yield to maturity of the class of Offered Certificates to which a portion of such loss is allocable, even if the rate of defaults and severity of losses are consistent with an investor's expectations. In general, the earlier a loss borne by an investor occurs, the greater is the effect on such investor's yield to maturity.

            As and to the extent described herein, each Servicer will be entitled to receive interest on unreimbursed P&I Advances and unreimbursed advances of servicing expenses until such advances (i) are recovered out of amounts received on the Mortgage Loan as to which such advances were made pursuant to the Pooling and Servicing Agreement, which amounts are in the form of late payments, liquidation proceeds, insurance proceeds, condemnation proceeds or amounts paid in connection with the purchase of such Mortgage Loan out of the Trust Fund or (ii) are otherwise recovered following a determination that such advance is a nonrecoverable advance. Each Servicer's right to receive such payments of interest is prior to the rights of Certificateholders to receive distributions on the Certificates and, consequently, is likely to result in losses being allocated to the Offered Certificates that would not otherwise have resulted absent the accrual of such interest.

            The Special Servicer will be entitled to receive, with respect to each Mortgage Loan which is or was at some time a Specially Serviced Mortgage Loan, compensation in the form of a percentage of collections of any such Specially Serviced Mortgage Loan prior to the right of Certificateholders to receive distributions on the Certificates. Consequently, it is possible that shortfalls will be allocated to the Offered Certificates with respect to any Mortgage Loan which is or was at some time a Specially Serviced Mortgage Loan notwithstanding the fact that such Mortgage Loan is returned to a performing status. See "Servicing -- Servicing and Other Compensation and Payment of Expenses" herein.

            Regardless of whether losses ultimately result, delinquencies and defaults on the Mortgage Loans may significantly delay the receipt of payments by the holder of a class of Offered Certificates, to the extent that P&I Advances or the subordination of another class of Certificates does not fully offset the effects of any such delinquency or default. The Special Servicer has the ability to extend and modify Mortgage Loans that are in default or as to which a payment default is imminent, including the ability to extend the date on which a Balloon Payment is due, subject to certain conditions described in the Pooling and Servicing Agreement. A Servicer's obligation to make P&I Advances in respect of a Mortgage Loan that is delinquent as to its Balloon Payment is limited, however, to the extent described under "Description of the Certificates -- Advances." Until such time as any Mortgage Loan delinquent in respect of its Balloon Payment is liquidated, the entitlement of the holders of any class of Offered Certificates on each Distribution Date in respect of principal of such Mortgage Loan will be limited to any payment made by the related Mortgagor and any related P&I Advance made by a Servicer. Consequently, any delay in the receipt of a Balloon Payment that is payable, in whole or in part, to holders of the Offered Certificates will extend the weighted average life of the Offered Certificates.

            As described under "Description of the Certificates -- Distributions" herein, if the portion of the Adjusted Available Distribution Amount distributable in respect of interest on any class of Offered Certificates on any Distribution Date is not sufficient to distribute the Interest Distribution Amount then payable for such class, the shortfall will be distributable to holders of such class of Certificates on subsequent Distribution Dates, to the extent of available funds.

            Balloon Payments. __________Mortgage Loans, representing_____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, are Balloon Mortgage Loans. Balloon Mortgage Loans involve a greater degree of risk because the ability of a Mortgagor to make a Balloon Payment typically depends on his ability either to refinance the loan or to sell the related Mortgaged Property. See "Risk Factors -- Balloon Payments" in the Prospectus.

            Leasehold Considerations. ____ Mortgage Loans, representing ___% of the Initial Pool Balance, are secured solely by Mortgages on the borrowers' leasehold interests under ground leases. In addition, ___ Mortgage Loans, which represent ___% of the Initial Pool Balance, are each secured by a Mortgage on both the borrower's leasehold interest in a portion of the related Mortgaged Property and the borrower's fee simple interest in the remainder of the related Mortgaged Property. Leasehold mortgage loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. However, in each of these cases, the related ground lease requires the lessor to give the leasehold mortgagee notice of lessee defaults and an opportunity to cure them, permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and contains certain other protective provisions typically included in a "mortgageable" ground lease.

            Liquor License Considerations. _______ Mortgage Loans, representing _____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date are secured by hotel properties. The liquor licenses for some of such properties may be held by the property manager rather than by the related Mortgagor. The applicable laws and regulations relating to such licenses generally prohibit the transfer of such licenses to any person. In the event of a foreclosure of a hotel property it is unlikely that the Trustee (or Special Servicer) or purchaser in any such sale would be entitled to the rights under the liquor license for such hotel property and such party would be required to apply in its own right for such license.

            Special Servicer Actions. In connection with the servicing of Specially Serviced Mortgage Loans, the Special Servicer may take actions with respect to such Mortgage Loans that could adversely affect the holders of some or all of the classes of Offered Certificates. As described herein under "Servicing -- Responsibilities of Special Servicer," the actions of the Special Servicer will be subject to review and may be rejected by a representative of the holders of the Monitoring Certificates (as defined herein), who may have interests in conflict with those of the holders of the other classes of Certificates. As a result, it is possible that such representative may cause the Special Servicer to take actions which conflict with the interests of certain classes of Certificates.

            Servicer May Purchase Certificates. The Special Servicer may purchase, either directly or through an affiliate, a portion of the Class NR Certificates. Such a purchase by the Special Servicer could cause a conflict between the Special Servicer's duties pursuant to the Pooling and Servicing Agreement and the Special Servicer's interest as a holder of a Certificate. The Pooling and Servicing Agreement provides that each Servicer shall administer the Mortgage Loans in accordance with the servicing standard set forth therein without regard to ownership of any Certificate by such Servicer or any affiliate of such Servicer.

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

            The Trust Fund will consist primarily of a pool of [fixed] [floating] rate Mortgage Loans with an aggregate principal balance as of the Cut-off Date, after deducting payments of principal due on such date, of approximately $_____________. Each Mortgage Loan is evidenced by a promissory note (a "Mortgage Note") and secured by a mortgage, deed of trust or other similar security instrument (a "Mortgage") creating a first lien on a fee simple or leasehold interest in a multifamily, retail, hotel, office, industrial, or other commercial property (a "Mortgaged Property"). All of the Mortgage Loans are nonrecourse loans. Therefore, in the event of a Mortgagor default, recourse may be had only against the specific property and such limited other assets as have been pledged to secure a Mortgage Loan, and not against the Mortgagor's other assets. Except as otherwise indicated all percentages of the Mortgage Loans described herein are approximate percentages by aggregate principal balance as of the Cut-off Date.

            Of the Mortgage Loans to be included in the Trust Fund _____% were originated by ___, ______% by __________________, a ________________, ______%
by __________________, a ________________, and ___________% by ____________, a
______________. The originators of the Mortgage Loans are referred to herein as the "Originators". The Depositor will acquire the Mortgage Loans from ____ on or before the Delivery Date. The Depositor will cause the Mortgage Loans in the Mortgage Pool to be assigned to the Trustee pursuant to the Pooling and Servicing Agreement. ___ will be the Master Servicer and ____ will be the Special Servicer with respect to all the Mortgage Loans. The Master Servicer and the Special Servicer will service the Mortgage Loans pursuant to the Pooling and Servicing Agreement.

REPRESENTATIONS AND WARRANTIES

            Under a loan sale agreement (the "Loan Sale Agreement"), ___ will make certain representations and warranties to the Depositor. Pursuant to the terms of the Loan Sale Agreement, ____ will be obligated to cure any breach of such representations and warranties or to repurchase any Mortgage Loan from the Depositor as to which there exists a breach of any such representation or warranty that materially and adversely affects the interests of the Certificateholders in such Mortgage Loan. ____ shall covenant with the Depositor to repurchase any Mortgage Loan from the Depositor or cure any such breach within 90 days of receiving notice thereof. Under the Pooling and Servicing Agreement, the Depositor will assign its rights under the Loan Sale Agreement to the Trustee for the benefit of the Certificateholders. The sole remedy available to the Trustee or the Certificateholders is the obligation of ____ to cure or repurchase any Mortgage Loan in connection with which there has been a breach of any such representation or warranty which materially and adversely affects the interest of the Certificateholders in such Mortgage Loan.

            ____ has generally represented and warranted as of the Delivery Date with respect to each Mortgage Loan, among other things, that:

                        (1) the information set forth in the schedule of the Mortgage Loans attached to the Loan Sale Agreement is true and correct in all material respects; (2) _____ owns the Mortgage Loan free and clear of any and all pledges, liens and/or other encumbrances; (3) no scheduled payment of principal and interest under the Mortgage Loan was 30 days or more past due as of the Cut-off Date; (4) the related Mortgage constitutes a valid and, subject to certain creditors' rights exceptions, enforceable first priority mortgage lien (subject to certain permitted encumbrances) upon the related Mortgaged Property; (5) the assignment of the related Mortgage in favor of the Trustee constitutes a legal, valid and binding assignment; (6) the related assignment of leases establishes and creates a valid and, subject to certain creditors' rights exceptions, enforceable first priority lien in the related borrower's interest in all leases of the Mortgaged Property; (7) the Mortgage has not been satisfied, canceled, rescinded or subordinated in whole or in material part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in material part; (8) except as set forth in a property inspection report prepared in connection with the origination of the Mortgage Loan, the related Mortgaged Property is, to ______'s knowledge, free and clear of any damage that would materially and adversely affect its value as security for the Mortgage Loan; (9) to _______'s knowledge, there is no proceeding pending for the condemnation of all or any material portion of the related Mortgaged Property; (10) the related Mortgaged Property is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy that insures that the related Mortgage is a valid, first priority lien on such Mortgaged Property, subject only to the exceptions stated therein; (11) the proceeds of the Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto; (12) an environmental site assessment was performed with respect to the related Mortgaged Property in connection with the origination of the Mortgage Loan, a report of each such assessment has been delivered to the Depositor, and there is not to ____'s knowledge any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report; (13) each Mortgage Note, Mortgage and other agreement that evidences or secures the Mortgage Loan is, subject to certain creditors' rights and exceptions and other exceptions of general application, the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms; (14) the related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by casualty and liability insurance policies of a type specified in the related Loan Sale Agreement; (15) there are no delinquent or unpaid taxes, assessments or other outstanding charges affecting the related Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage; (16) the related borrower is not, to _______'s knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding; (17) the related Mortgaged Property consists of the related borrower's fee simple estate in real estate or, if the related Mortgage encumbers the interest of the borrower as a lessee under a ground lease of the Mortgaged Property (a) such ground lease or a memorandum thereof has been or will be duly recorded and permits the interest of the lessee thereunder to be encumbered by the related Mortgage; (b) the borrower's interest in such ground lease is assignable to the Depositor and its successors and assigns upon notice to, but without the consent of, the lessor thereunder; (c) such ground lease is in full force and effect and, to the knowledge of _______, no material default has occurred thereunder; (d) such ground lease, or estoppel letter related thereto, requires the lessor under such ground lease to give notice of any default by the lessee to the holder of the Mortgage (provided any required notice of the lien is given to the lessor), and further provides that no notice of termination given under such ground lease is effective against such holder unless a copy has been delivered to such holder; (e) the holder of the Mortgage is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such ground lease) to cure any default under such ground lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such ground lease; and (f) such ground lease has an original term (including any extension options set forth therein) which extends not less than ten years beyond the scheduled maturity date of the Mortgage Loan; (18) the Mortgage Loan is not cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans; (19) the Mortgage does not require the holder thereof to release all or any material portion of the related Mortgaged Property from the lien thereof except, upon payment in full of the Mortgage Loan or, in certain cases, upon (a) the satisfaction of certain legal and underwriting requirements and (b) (i) except where the portion of the Mortgaged Property permitted to be released was not considered by _____ in underwriting the Mortgage Loan, the payment of a release price and prepayment consideration in connection therewith or (ii) upon a defeasance of the related Mortgage Note in accordance with the terms thereof; and (20) to _____'s knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with passage of time or the giving of notice, or both, would constitute any of the foregoing) under the related Mortgage Note or Mortgage in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property.


CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

            All of the Mortgage Loans have Due Dates that occur on the first day of each month. All of the Mortgage Loans are secured by first liens on fee simple or leasehold interests in the related Mortgaged Properties. As of the Cut-off Date, the Mortgage Loans had characteristics set forth below. The totals in the following tables may not add due to rounding.




                 MORTGAGE INTEREST RATES AS OF THE CUT-OFF DATE

                                                                           Aggregate Principal        Percent by Aggregate
                                   Number of          Percent by Number       Balance as of the        Principal Balance
          Mortgage Rate          Mortgage Loans       of Mortgage Loans       Cut-off Date            as of the Cut-off Date
          -------------          --------------       -----------------       ------------            ----------------------
Total

Weighted Average Mortgage Interest Rate:  _______%


                   PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                             Aggregate Principal             Percent by Aggregate
        Principal Balance          Number of        Percent by Number         Balance as of the                Principal Balance
     As of the Cut-Off Date      Mortgage Loans     of Mortgage Loans           Cut-off Date                 as of the Cut-off Date
     ----------------------      --------------     -----------------           ------------                 ----------------------
Total

Average Principal Balance as of the Cut-off Date: $_____________


                      ORIGINAL TERM TO MATURITY IN MONTHS

                                                                           Aggregate Principal             Percent by Aggregate
                                Number of       Percent by Number           Balance as of the                Principal Balance
     Original Term in Months  Mortgage Loans    of Mortgage Loans             Cut-off Date                 as of the Cut-off Date
     -----------------------  --------------    -----------------             ------------                 ----------------------
Total

Weighted Average Original Term to Maturity in Months: ______


                      REMAINING TERM TO MATURITY IN MONTHS

                                                                          Aggregate Principal              Percent by Aggregate
         Remaining Term       Number of        Percent by Number           Principal of the                 Principal Balance
            in Months       Mortgage Loans     of Mortgage Loans             Cut-off Date                 as of the Cut-off Date
        -----------------  ---------------     -----------------             ------------                 -----------------------
Total

Weighted Average Remaining Term to Maturity in Months: _______

                                     S-20



                         MONTH AND YEAR OF ORIGINATION

                                                               Aggregate Principal            Percent by Aggregate
                            Number of      Percent by Number    Balance as of the              Principal Balance
           Month/Year     Mortgage Loans   of Mortgage Loans    Cut-off Date                 as of the Cut-off Date
           ----------     --------------   -----------------    ------------                 ----------------------
Total

                           YEAR OF SCHEDULED MATURITY

                                                                 Aggregate Principal             Percent by Aggregate
                         Number of       Percent by Number       Balance as of the                Principal Balance
              Year     Mortgage Loans    of Mortgage Loans          Cut-off Date                 as of the Cut-off Date
              ----     --------------    -----------------          ------------                 ----------------------
Total

            __________ of the Mortgage Loans, representing ______% of the Mortgage Loans, as a percentage of the aggregate Principal Balance as of the Cut-off Date, are Balloon Mortgage Loans.

                             BALLOON MORTGAGE LOANS
                      ORIGINAL TERM TO MATURITY IN MONTHS

                                                                           Aggregate Principal             Percent by Aggregate
         Remaining Term        Number of         Percent by Number          Balance as of the               Principal  Balance
            In Months        Mortgage Loans      of Mortgage Loans           Cut-off Date                 as of the Cut-off Date
         ---------------     ---------------    -------------------        ----------------            --------------------------
Total

Weighted Average Original Term to Maturity in Months:  _____

                             BALLOON MORTGAGE LOANS
                      REMAINING TERM TO MATURITY IN MONTHS

                                                                        Aggregate Principal              Percent by Aggregate
            Remaining           Number of       Percent by Number       Balance as of the                Principal Balance
         Terms In Months      Mortgage Loans    of Mortgage Loans           Cut-off Date                 as of the Cut-off Date
        ------------------    --------------   ------------------       ------------------            --------------------------
Total

Weighted Average Remaining Term to Maturity in Months:  _____

            The following table sets forth the range of remaining amortization terms of each Balloon Mortgage Loan. The remaining amortization term of a Balloon Mortgage Loan represents the number of months required to fully amortize the Cut-off Date Balance of each Balloon Mortgage Loan.


                                     S-21


                             BALLOON MORTGAGE LOANS
                          REMAINING AMORTIZATION TERM

              Remaining                                                      Aggregate Principal     Percent by Aggregate
             Amortization                Number of       Percent by Number    Balance as of the       Principal Balance
           Terms in Months            Mortgage Loans     of Mortgage Loans      Cut-off Date        as of the Cut-off Date
           ---------------          ------------------   -----------------      ------------        ----------------------
Total

Weighted Average Remaining Amortization Term in Months:   _____

            The following two tables set forth the range of Cut-off Date LTV Ratios and Maturity Date LTV Ratios of the Mortgage Loans. A "Cut-Off Date LTV Ratio" is a fraction, expressed as a percentage, the numerator of which is the Cut- off Date Balance of a Mortgage Loan, and the denominator of which is the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan. A "Maturity Date LTV Ratio" is a fraction, expressed as a percentage, the numerator of which is the principal balance of a Mortgage Loan on the related Maturity Date assuming all scheduled payments due prior thereto are made and there are no principal prepayments, and the denominator of which is the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan. Because the value of Mortgaged Properties at the Maturity Date may be different than such appraisal value, there can be no assurance that the loan-to-value ratio for any Mortgage Loan determined at any time following origination thereof will be lower than the Cut-off Date LTV Ratio or Maturity Date LTV Ratio, notwithstanding any positive amortization of such Mortgage Loan. It is also possible that the market value of a Mortgaged Property securing a Mortgage Loan may decline between the origination thereof and the related Maturity Date.

            An appraisal of each of the Mortgaged Properties was made between __________ and ______________. It is possible that the market value of a Mortgaged Property securing a Mortgage Loan has declined since the most recent appraisal for such Mortgaged Property. All appraisals were obtained by the related Originator in accordance with the requirements of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended ("FIRREA").


                            CUT-OFF DATE LTV RATIOS

                                                                                      Aggregate Principal       Percent by Aggregate
        Remaining Amortization           Number of           Percent by Number         Balance as of the        Principal Balance as
           Terms in Months              Mortgage Loan        of Mortgage Loans           Cut-off Date           of the Cut-off Date
           ---------------             ---------------     ---------------------        ---------------       ---------------------
Total

Weighted Average Cut-off Date LTV Ratio:  _________.

                             BALLOON MORTGAGE LOAN
                            MATURITY DATE LTV RATIOS

                                                                                         Aggregate Principal    Percent by Aggregate
        Remaining Amortization           Number of              Percent by Number        Balance as of the      Principal Balance as
           Terms in Months             Mortgage Loans           of Mortgage Loans           Cut-off Date        of the Cut-off Date
           ---------------           ----------------          ------------------       ------------------      --------------------
Total

Weighted Average Maturity Date LTV Ratio:  _________.

            The following table sets forth the range of 199__ Debt Service Coverage Ratios for the Mortgage Loans. The "Debt Service Coverage Ratio" or "DSCR" for any Mortgage Loan for any period is the ratio of Net Operating Income produced by the related Mortgaged Property for such period covered by the operating statement for such period to the amounts of principal and interest due under such Mortgage Loan for the same period. The DSCRs for 199__ are for periods of 12 months or annualized based upon periods that range from 1 to 11 months. The DSCRs for 199__ and 199__ for each Mortgage Loan as set forth in Annex A hereto are for the entire fiscal year. Generally, "Net Operating Income" for a Mortgaged Property equals the operating revenues for such Mortgaged Property minus its operating expenses and replacement reserves, but without giving effect to debt service, depreciation, non-recurring capital expenditures, tenant improvements, leasing commissions and similar items. The operating statements for the Mortgaged Properties used in preparing the following table were obtained from the respective Mortgagors. The information contained therein was unaudited, and the Depositor has made no attempt to verify its accuracy. The information derived from these sources was not uniform among the Mortgage Loans. In some instances, adjustments were made to such operating statements principally for real estate tax and insurance expenses resulting in increases or decreases in net operating income stated therein based upon the Depositor's evaluation that more appropriate information was available. In addition, obvious capital expenditures were eliminated and replacement reserve estimates were incorporated for each property based on ____'s standard underwriting ranges considering property age and improvements. The following ranges were utilized (by property type) in estimating the replacement reserve: office, $____ to $____ per net rentable square foot; multifamily (except student housing), $____ to $____ per unit; student housing, $____ to $____ per unit; retail, $____ to $____ per net rentable square foot; industrial, $____ to $____ per net rentable square foot; hotel, _% to _% of gross income; self-storage, $____ to $____ per net rentable square foot; health care-related, $____ to $____ per bed; and manufactured housing community, $___ to $___ per pad.

                      199___ DEBT SERVICE COVERAGE RATIOS

                                                                                    Aggregate Principal         Percent by Aggregate
        Remaining Amortization          Number of            Percent by Number        Balance as of the         Principal Balance as
           Terms in Months            Mortgage Loans       of Mortgage Loans          Cut-off Date              of the Cut-off Date
           ---------------          ------------------   -----------------------  ------------------------ ------------------------
Total

Weighted Average Debt Service Coverage Ratio:  _________.

 [Information on certain characteristics of certain specific Mortgage Loans to be provided here.]

            The Mortgage Loans are secured by Mortgaged Properties located in ______ different states. The table below sets forth the states in which the Mortgaged Properties are located:


                            GEOGRAPHIC DISTRIBUTION

                                                                               Aggregate Principal              Percent by Aggregate
        Remaining Amortization           Number of      Percent by Number      Balance as of the               Principal Balance as
           Terms in Months           Mortgage Loans    of Mortgage  Loans       Cut-off Date                   of the Cut-off Date
           ---------------          ----------------  -------------------      -------------------        -------------------------
Total


                                 PROPERTY TYPES

                                                                                           Aggregate Principal Percent by Aggregate
                                                       Number of         Percent by Number   Balance as of     Principal Balance as
               Type                                    Mortgage Loans    of Mortgage Loans   the Cut-off Date  of the Cut-off Date
               ----                                    ---------------  -----------------    ----------------  -------------------
Multi-Family..........................................
Retail -- with anchor tenant(1).......................
Hotel.................................................
Retail -- without anchor tenant(1)
Health Care-Related...................................
Office................................................
Industrial............................................
Manufactured Housing Community........................
Self Storage..........................................
Total.................................................

(1) For purposes of this table, the properties with an anchor tenant are as designated in Annex A. The anchor tenant, if any, is set forth in Annex A.

              YEARS SINCE THE MORTGAGED PROPERTIES WERE BUILT (1)

                                                                   Aggregate Principal        Percent by Aggregate
            Property Age     Number of        Percent by Number     Balance  as of the        Principal Balance as
              In Years     Mortgage Loans    of Mortgage Loans        Cut-off Date            of the Cut-off Date
            ------------- ----------------- --------------------- ---------------------   ---------------------------
Total

Weighted Average Property Age in Years:  _____

(1) See Annex A for the date on which the Mortgaged Property most recently underwent some degree of capital improvements.

                       PHYSICAL OCCUPANCY PERCENTAGES (1)
                MULTIFAMILY AND MANUFACTURED HOUSING COMMUNITIES

                                                                          Aggregate Principal    Percent by Aggregate
               Occupancy       Number of          Percent by Number       Balance as of the       Principal Balance as
              Percentage      Mortgage Loans     of Mortgage Loans           Cut-off Date        of the Cut-off Date
            --------------- -----------------  ----------------------     -------------------  ------------------------
Total

Weighted Average Occupancy Percentage:   ________%

(1) See Annex A for dates as of which occupancy percentages were calculated for each Mortgaged Property.



                       PHYSICAL OCCUPANCY PERCENTAGES (1)
                                     RETAIL

                                                                         Aggregate Principal        Percent by Aggregate
               Occupancy       Number of         Percent by Number       Balance as of the           Principal Balance as
              Percentage      Mortgage Loans    of Mortgage Loans          Cut-off Date              of the Cut-off Date
              ----------   -----------------    ------------------    -------------------          ------------------------
Total

Weighted Average Occupancy Percentage:  __________%

(1) See Annex A for dates as of which occupancy percentages were calculated for each Mortgaged Property.


                    PHYSICAL DAILY OCCUPANCY PERCENTAGES (1)
                                     HOTEL

                                                                        Aggregate Principal    Percent by Aggregate
              Occupancy       Number of           Percent by Number     Balance as of the        Principal Balance as
              Percentage     Mortgage Loans       of Mortgage Loans         Cut-off Date         of the Cut-off Date
              ----------   -----------------     -------------------   -------------------     -----------------------
Total

Weighted Average Occupancy Percentage:  ______%

(1) See Annex A for the period over which occupancy percentages were calculated for each Mortgaged Property.

                       PHYSICAL OCCUPANCY PERCENTAGES (1)
                                     OFFICE

                                                                              Aggregate Principal      Percent by Aggregate
              Occupancy                 Number of       Percent by Number      Balance as of  the       Principal Balance as
              Percentage            Mortgage Loans      of Mortgage Loans      Cut-off Date             of the Cut-off Date
           -----------------      ------------------   -------------------    ---------------------   ------------------------
Total

Weighted Average Occupancy Percentage:  ___________%

(1) See Annex A for dates as of which occupancy percentages were calculated for each Mortgaged Property.

                       PHYSICAL OCCUPANCY PERCENTAGES (1)
                                     OTHER

                                                                       Aggregate Principal      Percent by Aggregate
             Occupancy         Number of           Percent by Number    Balance as of the       Principal Balance as
             Percentage       Mortgage Loans      of Mortgage Loans     Cut-off Date            of the Cut-off Date
          ---------------- ------------------     -----------------   --------------------     -----------------------
Total

Weighted Average Occupancy Percentage:  ___________%

(1) See Annex A for dates as of which occupancy percentages were calculated for each Mortgaged Property.

            With certain limited exceptions relating to casualty and condemnation proceeds, or other prepayments beyond the borrower's control, all of the Mortgage Loans prohibit the prepayment thereof until a date specified in the related Mortgage Note (such period, the "Lock-Out Period" and the date of expiration thereof, the "Lock-Out Date") and/or provide that upon any voluntary principal prepayment of a Mortgage Loan, the related Mortgagor will be required to pay a prepayment premium or yield maintenance penalty (a "Prepayment Premium"). The following table sets forth the percentage of the declining aggregate balance of all the Mortgage Loans that on June 1 of each of the years indicated will be within their related Lock-out Period and/or in which a principal prepayment must be accompanied by a Prepayment Premium.



                PREPAYMENT LOCK-OUT/PREPAYMENT PREMIUM ANALYSIS
         PERCENTAGE OF MORTGAGE LOANS BY OUTSTANDING PRINCIPAL BALANCE
                AS OF THE DATE INDICATED ASSUMING NO PREPAYMENTS

                                  CURRENT  JUNE    JUNE     JUNE    JUNE     JUNE    JUNE    JUNE  JUNE   JUNE   JUNE
                                  -------
LOCK-OUT......................
Prepayment Premium
Yield Maintenance (1).........
   7.00 - 7.99% (2) ..........
   6.00 - 6.99% (2) ..........
   5.00 - 5.99% (2) ..........
   4.00 - 4.99% (2) ..........
   3.00 - 3.99% (2) ..........
   2.00 - 1.99% (2) ..........
   1.00 - 1.99% (2) ..........
No Prepayment Premium
Total.........................    100.0%    100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%
                                  ======    ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
Aggregate Principal
Balance of the
   Mortgage Loans (3).........
Percentage of Cut-Off
Date Principal
   Balance of the Mortgage
Loans
   Outstanding................     100.0%

(1) The Mortgage Loans generally require the payment of a Prepayment Premium in connection with any principal prepayment, in whole or in part until 90-180 days prior to maturity. Any Prepayment Premium will equal the present value, as of the date of prepayment, of the remaining Monthly Payments from such date of prepayment through the related stated maturity (including the Balloon Payment), determined by discounting such payments at a U.S. Treasury rate specified therein, minus the then outstanding balance, subject to a minimum Prepayment Premium equal to 1% of the principal balance of such Mortgage Loan being prepaid.

(2) Mortgage Loan requires a Prepayment Premium equal to indicated percentage of amount prepaid.

(3) Millions of dollars.

RELATED BORROWERS AND OTHER ISSUES

                 [Description of certain borrowers and issues.]

            See Annex A for additional information on the Mortgage Loans.

ESCROWS

            All of the Mortgage Loans except for _______ Mortgage Loans, representing ______% of the Mortgage Loans, provide for monthly escrows to cover property taxes on the Mortgaged Properties. Monthly escrows to cover insurance premiums on the Mortgaged Properties are generally not required.

            ___________ of the Mortgage Loans, which represent _______% of the Mortgage Loans also require monthly escrows to cover ongoing replacements and capital repairs.

            _________ of the Mortgage Loans, which represent __________% of the Mortgage Loans, also required upfront or monthly escrows for the full term or a portion of the term of the related Mortgage Loan to cover anticipated releasing costs, including tenant improvements and leasing commissions.

            See Annex A for additional information on the monthly escrows on the Mortgage Loans.

UNDERWRITING GUIDELINES

                        Loan underwriting guidelines and procedures utilized by a loan originator are intended to assess the value of the related property, the ability of such property (as operated and managed by the proposed borrower or its agents) to generate operating income and the experience of the proposed borrowers. In focusing primarily on the income-generating capabilities of the property, the underwriting guidelines include but are not limited to such factors as: the current actual cash flow; the location of the property; comparable properties in the relevant market; the type and length of leases (if applicable to the property type); the management ability of the borrower, including its business experience and property management capabilities and financial soundness; and other economic, demographic or other factors as in the judgment of the originator might affect the income generated by the property or the value of the property.

ADDITIONAL INFORMATION

            A Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the Offered Certificates and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

            The Certificates will be issued pursuant to the Pooling and Servicing Agreement and will include the following nine classes of Offered Certificates designated as the Class A1, Class A1X, Class A2, Class A2X, Class B, Class C, Class BCX, Class D and Class E Certificates. In addition to the Offered Certificates, the Certificates will also include the Class F, Class G, Class NR, Class R-I, Class R-II and Class R-III Certificates. Only the Offered Certificates are offered hereby. The Certificates represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting of: (i) a pool of fixed rate Mortgage Loans and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off Date); (ii) any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure or deed in lieu of foreclosure (upon acquisition, an "REO Property"); (iii) such funds or assets as from time to time are deposited in the Collection or Distribution Accounts or any account established in connection with REO Properties

(the "REO Account"); and (iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans.

            The Class A1, Class A1X, Class A2 and Class A2X Certificates will evidence approximately an initial ___% undivided interest in the Trust Fund. The Class B Certificates will evidence approximately an initial __% undivided interest in the Trust Fund. The Class C Certificates will evidence approximately an initial ___% undivided interest in the Trust Fund. The Class D Certificates will evidence approximately an initial ____% undivided interest in the Trust Fund. The Class E Certificates will evidence approximately an initial ___% undivided interest in the Trust Fund.

            The Class BCX Certificates consist of the following components:
Class BCX component B and Class BCX component C. The Class BCX component B and Class BCX component C are not separately transferrable.

            The Offered Certificates (the "DTC Registered Certificates") will be issued, maintained and transferred on the book-entry records of The Depository Trust Company ("DTC") and its Participants (as defined in the Prospectus). The DTC Registered Certificates, other than the Interest Only Certificates, will be issued in minimum denominations of $__________ and integral multiples of $____ in excess thereof. The Interest Only Certificates will be issued in denominations of $100,000 Notional Amount and integral multiples of $_____ Notional Amount.

            The DTC Registered Certificates will be represented by one or more certificates registered in the name of the nominee of DTC. The Company has been informed by DTC that DTC's nominee will be Cede & Co. ("Cede"). No person acquiring an interest in the DTC Registered Certificates (a "Beneficial Owner") will be entitled to receive a certificate representing such person's interest (a "Definitive Certificate"), except as set forth below under "--Book-Entry Registration of Certain of the Senior Certificates -- Definitive Certificates." Unless and until Definitive Certificates are issued for the DTC Registered Certificates under the limited circumstances described herein, all references to actions by Certificateholders with respect to the DTC Registered Certificates shall refer to actions taken by DTC upon instructions from its Participants, and all references herein to distributions, notices, reports and statements to Certificateholders with respect to the DTC Registered Certificates shall refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the DTC Registered Certificates, for distribution to Beneficial Owners by DTC in accordance with DTC procedures.

BOOK-ENTRY REGISTRATION OF THE OFFERED CERTIFICATES

            General. Beneficial Owners that are not Participants or Intermediaries (as defined in the Prospectus) but desire to purchase, sell or otherwise transfer ownership of, or other interests in, the related DTC Registered Certificates may do so only through Participants and Intermediaries. In addition, Beneficial Owners will receive all distributions of principal of and interest on the related DTC Registered Certificates from the Trustee through DTC and Participants. Accordingly, Beneficial Owners may experience delays in their receipt of payments. Unless and until Definitive Certificates are issued for the related DTC Registered Certificates, it is anticipated that the only registered Certificateholder of such DTC Registered Certificates will be Cede, as nominee of DTC. Beneficial Owners will not be recognized by the Trustee or the Master Servicer as Certificateholders, as such term is used in the Pooling and Servicing Agreement; provided, however, that Beneficial Owners will be permitted to request and receive information furnished to Certificateholders by the Trustee subject to receipt by the Trustee of a certification in form and substance acceptable to the Trustee stating that the person requesting such information is a Beneficial Owner. Otherwise, the Beneficial Owners will be permitted to receive information furnished to Certificateholders and to exercise the rights of Certificateholders only indirectly through DTC, its Participants and Intermediaries.

            Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of DTC Registered Certificates among Participants and to receive and transmit distributions of principal of, and interest on, such DTC Registered Certificates. Participants and Intermediaries with which Beneficial Owners have accounts with respect to such DTC Registered Certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess physical certificates evidencing their interests in the DTC Registered Certificates, the Rules provide a mechanism by which Beneficial Owners, through their Participants and Intermediaries, will receive distributions and will be able to transfer their interests in the DTC Registered Certificates.

            None of the Depositor or the Trustee will have any liability for any actions taken by DTC or its nominee, including, without limitation, actions for any aspect of the records relating to or payments made on account of beneficial ownership interests in the DTC Registered Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

            Definitive Certificates. Definitive Certificates will be issued to Beneficial Owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the Prospectus under "Description of the Certificates -- Book-Entry Registration and Definitive Certificates."

            Upon the occurrence of an event described in the Prospectus in the seventh paragraph under "Description of the Certificates -- Book-Entry Registration and Definitive Certificates," the Trustee is required to notify, through DTC, Participants who have ownership of DTC Registered Certificates as indicated on the records of DTC of the availability of Definitive Certificates for their DTC Registered Certificates. Upon surrender by DTC of the definitive certificates representing the DTC Registered Certificates and upon receipt of instructions from DTC for re-registration, the Trustee will reissue the DTC Registered Certificates as Definitive Certificates issued in the respective principal amounts owned by individual Beneficial Owners, and thereafter the Trustee and the Master Servicer will recognize the holders of such Definitive Certificates as Certificateholders under the Pooling and Servicing Agreement.

            For additional information regarding DTC and the DTC Registered Certificates, see "Description of the Certificates -- Book-Entry Registration and Definitive Certificates" in the Prospectus.

DISTRIBUTIONS

            Method, Timing and Amount. Distributions on the Certificates will be made on the _________ day of each month or, if such __________ day is not a business day, then on the next succeeding business day, commencing in ________ 199__ (each, a "Distribution Date"). All distributions (other than the final distribution on any Certificate) will be made by the Trustee to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the last business day of the month preceding the month in which the related Distribution Date occurs. Such distributions will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions as provided in the Pooling and Servicing Agreement and is the registered holder of Certificates with an initial aggregate denomination of at least $__________ or, otherwise, by check. The final distribution on any Certificate will be made in like manner, but only upon presentment or surrender of such Certificate at the location specified in the notice to the holder thereof of such final distribution. All distributions made with respect to a class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates of such class based on their respective Percentage Interests. The "Percentage Interest" evidenced by any Certificate is equal to the initial denomination thereof as of the Delivery Date, divided by the initial Class Balance or Notional Amount, as applicable, for such class. The aggregate distribution to be made on the Certificates on any Distribution Date shall equal the Available Distribution Amount.

            The "Available Distribution Amount" for any Distribution Date is an amount equal to (a) the sum of (i) the amount on deposit in the Collection Account (as defined herein) as of the close of business on the related Determination Date, which amount will include scheduled payments on the Mortgage Loans due on or prior to the related Due Date immediately preceding, and collected as of, such Determination Date (to the extent not distributed on previous Distribution Dates) and unscheduled payments and other collections on the Mortgage Loans collected during the related Remittance Period and (ii) the aggregate amount of any P&I Advances made by each Servicer in respect of such Distribution Date (not otherwise included in clause (i) above) net of (b) the portion of the amount described in clause (a)(i) hereof that represents (i) Monthly Payments due on a Due Date subsequent to the end of the related Remittance Period, (ii) any amounts payable or reimbursable therefrom to any Servicer or the Trustee or (iii) any servicing and trustee compensation.

            Pass-Through Rate on the Certificates. the "Pass-Through Rates" on the Class A1 and Class A2 Certificates are fixed and are set forth on the cover hereof. The Pass-Through Rates on the Class A1X, Class A2X, Class B and Class C Certificates will be equal to the weighted average of the Remittance Rates in effect from time to time on the Mortgage Loans minus the Pass-Through Rates on the Class A1 and Class A2 Certificates, respectively. The Class BCX Certificates will be entitled to interest at the Pass-Through Rate on the components. The Pass-Through Rate on the Class BCX component B is _______% per annum and on the Class BCX component C is _______% per annum. The Pass-Through Rates on the Class D and Class E Certificates will be equal to the weighted average of the Remittance Rates in effect from time to time on the Mortgage Loans. The "Remittance Rate" for any Mortgage Loan is equal to the excess of the Mortgage Interest Rate thereon (without giving effect to any modification or other reduction thereof following the Cut-off Date) over the sum of the applicable Servicing Fee Rate and the fee payable to the Trustee. The fee payable to the Trustee will be _______% per annum. The Mortgage Interest Rate for each of the Mortgage Loans which provide for the computation of interest other than on the basis of a 360-day year consisting of twelve 30-day Months (a "30/360 Basis") (that is the basis on which interest on the Certificates accrues) will be adjusted to reflect that difference.

            Interest Distributions on the Certificates. Subject to the distribution of the Principal Distribution Amount to the Holders of classes of Certificates of a higher priority, as described under "Priority of Distributions" below, Holders of each class of Certificates will be entitled to receive on each Distribution Date, to the extent of the Available Distribution Amount for such Distribution Date (net of any interest accrued on any Collateral Value Adjustment subsequently recovered and any Net Prepayment Premium) (the "Adjusted Available Distribution Amount"), distributions allocable to interest in an amount (the "Interest Distribution Amount") equal to the sum of interest accrued during the period from and including the first day of the month preceding the month of the Distribution Date) (or from the Cut-off Date in the case of the initial Distribution Date) to and including the last day of the month preceding the month of the Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months) on the Class Balance (or the Notional Amount, in the case of the Interest Only Certificates, or the related components) of such class of Certificates or such components, as the case may be, outstanding immediately prior to such Distribution Date, at the then-applicable Pass-Through Rate (the "Interest Accrual Amount") less such class' (or component's) pro rata share, by Interest Accrual Amount, of any interest shortfall not related to a Mortgagor delinquency or default, such as Prepayment Interest Shortfalls (as defined herein) and shortfalls associated with exemptions provided by the Relief Act (as defined in the Prospectus). The Notional Amount of the Class A1X Certificates will equal the Class Balance of the Class A1 Certificates. The Notional Amount of the Class A2X Certificates will equal the Class Balance of the Class A2 Certificates. The Notional Amount of the Class BCX component B Certificates will equal the Class Balance of the Class B Certificates. The Notional Amount of the Class BCX component C Certificates will equal the Class Balance of the Class C Certificates. A Notional Amount does not entitle the Interest Only Certificates (or any component thereof) to any distributions of principal. If the Adjusted Available Distribution Amount for any Distribution Date is less than the Interest Distribution Amount for such Distribution Date, the shortfall will be part of the Interest Distribution Amount distributable to holders of Certificates affected by such shortfall on subsequent Distribution Dates, to the extent of available funds. Any such shortfall will bear interest at the related Pass-Through Rate.

            To the extent not necessary to reimburse the Master Servicer for reductions in its compensation to cover Prepayment Interest Shortfalls, in addition to the related Interest Distribution Amount, the Interest Only Certificates will receive _____%, and the remaining Offered Certificates will receive ____%, of any Net Prepayment Premium paid with respect to the Mortgage Loans. The Net Prepayment Premium payable to the Interest Only Certificates will be paid to the holders of the Class A1X Certificates while the Class A1 Certificates are outstanding. On each Distribution Date after the Distribution Date on which the Class Balances of the Class A1 Certificates has been reduced to zero, any Net Prepayment Premium payable to the Interest Only Certificates will be paid to the holders of the Class A2X Certificates while the Class A2 Certificates are outstanding. On each Distribution Date after the Distribution Date on which the Class Balances of the Class A1 and Class A2 Certificates have been reduced to zero, any Net Prepayment Premium payable to the Interest Only Certificates will be paid to the holders of the Class BCX

Certificates while the Class B or Class C Certificates are outstanding. No portion of the Net Prepayment Premium will be payable to the Interest Only Certificates after the Distribution Date on which the Class Balances of the Class A1, Class A2, Class B and Class C Certificates have been reduced to zero. On each Distribution Date, the Net Prepayment Premium not payable to the Master Servicer or the holders of the Interest Only Certificates will be paid the holders of the class of Offered Certificates then outstanding with the highest principal payment priority.

            To the extent any Mortgage Loan is prepaid in full or in part between a Determination Date and the related Due Date immediately following such Determination Date, an interest shortfall may result on the second Distribution Date following such Determination Date because interest on prepayments in full or in part will only accrue to the date of payment (such shortfall, a "Prepayment Interest Shortfall"). To the extent any Mortgage Loan is prepaid in full or in part between the related Due Date and the Determination Date immediately following such Due Date, the interest on such prepayment will be included in the Available Distribution Amount for the immediately succeeding Distribution Date (the "Prepayment Interest Excess"). If a Mortgage Loan is prepaid in full or in part during any Remittance Period, any related Prepayment Interest Shortfall shall be offset to the extent of any Prepayment Interest Excess and any Prepayment Premium collected during such Remittance Period. If the Prepayment Interest Shortfall for any Remittance Period exceeds any Prepayment Interest Excess and any Prepayment Premiums collected during such period, such shortfall shall only be offset by an amount up to the portion of the Servicing Fee payable to the Master Servicer on the related Distribution Date. To the extent that any such shortfall shall have been offset by a portion of the Servicing Fee, the Master Servicer shall be entitled to any excess of the Prepayment Interest Excess and Prepayment Premiums over the Prepayment Interest Shortfall for any subsequent period.

            The "Net Prepayment Premium" with respect to any Distribution Date will equal the excess of (a) the total amount of Prepayment Premiums received during the related Remittance Period over (b) the Prepayment Interest Shortfall for any Remittance Period over the Prepayment Interest Excess for any Remittance Period.

            The Pass-Through Rates on the Certificates with variable Pass-Through Rates will not be affected by the deferral of interest or reduction of the Mortgage Interest Rate on any Mortgage Loan by the Special Servicer or by the occurrence of either such event in connection with any bankruptcy proceeding involving the related borrower. The amount of any resulting interest shortfall will be allocated to the Certificates, in the order described under "Subordination" below.

            Principal Distributions on the Offered Certificates. Holders of the Certificates will be entitled to receive on each Distribution Date in reduction of the related Class Balance in the order described herein until the related Class Balance is reduced to zero, to the extent of the balance of the Adjusted Available Distribution Amount remaining after the payment of the Interest Distribution Amount for such Distribution Date for the classes of Certificates with the highest priority for interest payments (as described under "Priority of Distributions" below), distributions in respect of principal in an amount (the "Principal Distribution Amount") equal to the aggregate of (i) all scheduled payments of principal (other than Balloon Payments) due on the Mortgage Loans on the related Due Date whether or not received and all scheduled Balloon Payments received, (ii) if the scheduled Balloon Payment is not received, with respect to any Balloon Mortgage Loans on and after the Maturity Date thereof, the principal payment that would need to be received in the related month in order to fully amortize such Balloon Mortgage Loan with level monthly payments by the end of the term used to derive scheduled payments of principal due prior to the related Maturity Date, (iii) to the extent not previously advanced any unscheduled principal recoveries received during the related Remittance Period in respect of the Mortgage Loans, whether in the form of liquidation proceeds, insurance proceeds, condemnation proceeds or amounts received as a result of the purchase of any Mortgage Loan out of the Trust Fund and (iv) any other portion of the Adjusted Available Distribution Amount remaining undistributed after payment of any interest payable on the Certificates for the related or any prior Distribution Date, including any Prepayment Interest Excess not offset by any Prepayment Interest Shortfall occurring during the related Remittance Period or otherwise required to reimburse the Master Servicer, as described herein, and interest distributions on the Mortgage Loans, in excess of interest distributions on the Certificates, resulting from the allocation of amounts described in this clause (iv) to principal distributions on the Certificates. The Interest Only Certificates do not have a Class Balance and are therefore not entitled to any principal distributions.

PRIORITY OF DISTRIBUTIONS

            The Adjusted Available Distribution Amount for each Distribution Date will be applied (a) first to distributions of interest on the classes of Certificates outstanding with the highest priority for interest payment (as described below), (b) second to distributions of the Principal Distribution Amount to the classes of Certificates then entitled to distribution of principal as described below, and (c) third, to distributions of interest on each class of Certificates other than the classes described in clause (a), above, in the order of priority described below; provided that on any Distribution Date on which the Class Balance of a class of Certificates is reduced to zero pursuant to clause (b) above, interest distributions pursuant to clause (a) above will be made to the class of Certificates outstanding with the next highest priority for interest payments prior to making distributions of the Principal Distribution Amount thereto pursuant to clause (b) above. The priority for interest payments for purposes of clauses (a) and (c), above, is: first to distributions of interest on the Class A1, Class A1X, Class A2 and Class A2X Certificates, pro rata, based on their respective Interest Accrual Amounts; second to distributions of interest on the Class B and Class BCX component B Certificates, pro rata, based on their respective Interest Accrual Amounts; third to distributions of interest on the Class C and Class BCX component C Certificates, pro rata, based on their respective Interest Accrual Amounts; fourth to distributions of interest on the Class D Certificates; fifth to distributions of interest on the Class E Certificates; and then to the remaining classes of Certificates up to their respective Interest Accrual Amounts, all as described under "--Distributions -- Interest Distributions on the Certificates" above. The Principal Distribution Amount for such Distribution Date will be applied to distributions of principal of the Class A1, Class A2, Class B, Class C, Class D and Class E Certificates, in that order, and then to distributions of principal of the Other Classes of Certificates until their respective Class Balances have been reduced to zero.

OTHER CERTIFICATES

            The Class F, Class G, Class NR, Class R-I, Class R-II and Class R-III Certificates are not offered hereby. The Pass-Through Rates on the Class F, Class G and Class NR Certificates will equal the weighted average of the Remittance Rates in effect from time to time on the Mortgage Loans. The Class Balances on the Class F, Class G and Class NR Certificates will equal $___________, $___________, and $___________, respectively, and approximately
$_____________, in the aggregate. The Class R-I, Class R-II and Class R-III Certificates will not have a Pass-Through Rate or a Class Balance.

SUBORDINATION

            Neither the Offered Certificates nor the Mortgage Loans are insured or guaranteed against losses suffered on the Mortgage Loans by any government agency or instrumentality or by the Depositor, the Trustee, the Master Servicer, the Special Servicer or any affiliate thereof.

            In addition to the payment priorities described under "--Priority of Distributions" above, certain Certificates will be subordinated to other Certificates with respect to the allocation of Realized Losses. Realized Losses on the Mortgage Loans will be allocated, first, to the Other Certificates, second, to the Class E Certificates, third, to the Class D Certificates, fourth, to the Class C Certificates, fifth, to the Class B Certificates, in each case until the related Class Balance is reduced to zero; and thereafter, to the Class A1 and Class A2 Certificates. The Class Balance of a class of Certificates will be reduced by the principal portion of any Realized Losses allocated to such class.

            In addition to Realized Losses, shortfalls will also occur as a result of each Servicer's right to receive payments of interest with respect to unreimbursed advances, the Special Servicer's right to compensation with respect to Mortgage Loans which are or have been Specially Serviced Mortgage Loans and as a result of other Trust Fund expenses. Such shortfalls will be allocated as described above to the classes of Certificates with the lowest payment priority for purposes of the application of Available Distribution Amount in the order described herein.

            Within 30 days after the earliest to occur of (i) 90 days after the date on which an uncured delinquency occurs in respect of a Mortgage Loan, (ii) 60 days after the date on which a receiver is appointed (if such appointment remains in effect during such 60-day period) in respect of a Mortgaged Property, (iii) as soon as reasonably practical after the date on which a Mortgaged Property becomes an REO Property or (iv) the date on which a change in the payment rate, Mortgage Interest Rate, principal balance, amortization terms or Maturity Date of any Specially Serviced Mortgage Loan becomes effective, an appraisal will be obtained by the Special Servicer from an independent MAI appraiser at the expense of the Trust Fund (except if an appraisal has been conducted within the 12 month period preceding such event). As a result of such appraisal, a Collateral Value Adjustment may result, which Collateral Value Adjustment will be allocated, for purposes of determining distributions of interest to the Certificates, in the manner and priority described above with respect to Realized Losses. Notwithstanding the foregoing, a Collateral Value Adjustment will be zero with respect to such a Mortgage Loan if (i) the event giving rise to such Collateral Value Adjustment is the extension of the maturity of such Mortgage Loan, (ii) the payments on such Mortgage Loan were not delinquent during the twelve month period immediately preceding such extension and (iii) the payments on such Mortgage Loan are then current, provided, that if at any later date there occurs a delinquency in payment with respect to such Mortgage Loan, the Collateral Value Adjustment will be recalculated and applied to the same extent as it would have been previously applied. In addition, in any case, upon the occurrence of any event giving rise to a subsequent Collateral Value Adjustment (including the delinquency referred to in the immediately preceding sentence) more than twelve months after an appraisal was obtained with respect to a Collateral Value Adjustment, the Special Servicer will order a new appraisal as described above, within 30 days of the occurrence of any such event giving rise to a subsequent Collateral Value Adjustment and will adjust the amount of the Collateral Value Adjustment in accordance therewith.

            The "Collateral Value Adjustment" for any Distribution Date with respect to any Mortgage Loan will be an amount equal to the excess of (a) the principal balance of such Mortgage Loan over (b) the excess of (i) 90% of the current appraised value of the related Mortgaged Property as determined by an independent MAI appraisal of such Mortgaged Property over (ii) the sum of (A) to the extent not previously advanced by a Servicer, all unpaid interest on such Mortgage Loan at a per annum rate equal to the Mortgage Interest Rate, (B) all unreimbursed Advances and interest thereon, and (C) any unpaid Servicing and Trustee fees and (D) all currently due and delinquent real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of such Mortgaged Property (net of any amount escrowed or otherwise available for payment of the amount due on such Mortgage Loan). The excess of the principal balance of any Mortgage Loan over the related Collateral Value Adjustment is referred to herein as the "Adjusted Collateral Value". A Collateral Value Adjustment shall result in a reduction of the Class Balance (or Notional Amount) of any class of Certificates solely for the purposes specified herein and shall not be a permanent reduction of the Class Balance (or Notional Amount) of any class of Certificates prior to the occurrence of a Realized Loss.

            A "Realized Loss", in the case of any Mortgage Loan described in clause (a) or clause (b) of the succeeding sentence, is equal to the sum of (a) the Stated Principal Balance of any Loss Mortgage Loan, (b) interest thereon not previously distributed to Certificateholders through the last day of the month in which such Mortgage Loan became a Loss Mortgage Loan, (c) any advances made by any Servicer which remain unreimbursed and (d) any interest accrued on such advances (see "--Advances" below) as of such time, reduced by any amounts recovered thereon as of such time and, in the case of any Mortgage Loan described in clause (c) of the succeeding sentence, is the amount determined to have been permanently forgiven as described in such clause (c). A "Loss Mortgage Loan" is any Mortgage Loan (a) which is finally liquidated, (b) with respect to which the Master Servicer or the Special Servicer has determined that an advance which has been made or would otherwise be required to be made, is not, or, if made, would not be, recoverable out of proceeds on such Mortgage Loan or (c) with respect to which a portion of the principal balance thereof has been permanently forgiven whether pursuant to a modification or a valuation resulting from a proceeding initiated under the Bankruptcy Code. The "Stated Principal Balance" of any Mortgage Loan as of any date of determination is the principal balance as of the Cut-off Date minus the sum of (i) the principal portion of each Monthly Payment due on such Mortgage Loan after the Cut-off Date, to the extent received from the Mortgagor or advanced and distributed to Certificateholders, and (ii) any unscheduled amounts of principal received with respect to such Mortgage Loans, to the extent distributed to Certificateholders.

            To the extent any amount on a Mortgage Loan with respect to which a Collateral Value Adjustment was required is recovered in excess of the Adjusted Collateral Value (after giving effect to all other amounts previously collected with respect thereto), such amount will be distributed to each holder of a class of Certificates to which a Collateral Value Adjustment has been allocated, in the order of payment described hereinabove up to an amount equal to interest accrued on the sum of any Collateral Value Adjustment allocated to such class of Certificates (or component) in reduction of the Class Balance (or Notional Amount) thereof at the Pass-Through Rate in effect during such applicable Collection Period from the date of such allocation to the end of the Collection Period in which such an amount is recovered. The Class Balance (or Notional Amount) of each such class (or component) shall be increased by the amount of such excess over such interest payment in the order of payment described hereinabove. Any reduction of the Class Balance (or Notional Amount) of a class (or component) of Certificates following a Collateral Value Adjustment and any increase thereof following an excess recovery will affect the Percentage Interest and the calculation of any interest or voting right of such class of Certificates.

ADVANCES

            On the business day immediately preceding each Distribution Date, the Master Servicer will be obligated to make advances out of its own funds or funds held in the Collection Account (as defined herein) that are not required to be part of the Available Distribution Amount for such Distribution Date or to remit any advances made by the Special Servicer ("P&I Advances"), in an amount equal to the excess of all Monthly Payments (net of the Servicing Fee) due over the amount actually received, subject to the limitations described herein. In addition, each Servicer will be required to advance certain property related expenses. The Servicers generally may not advance any amounts, other than P&I Advances, unless such advance is contemplated in the related Asset Strategy Report (as defined herein) for the related Mortgage Loan or such advance is for one of several purposes specified in the Pooling and Servicing Agreement as "Property Protection Expenses". All such advances will be reimbursable to the related Servicer from late payments, insurance proceeds, liquidation proceeds, condemnation proceeds or amounts paid in connection with the purchase of such Mortgage Loan or, as to any such advance that is deemed not otherwise recoverable, from any amounts on deposit in the Collection Account to the extent such amounts are not required to be otherwise applied pursuant to the terms of the related Mortgage Loan. Notwithstanding the foregoing, the Master Servicer will be obligated to make any such advance only to the extent that it determines in its reasonable good faith judgment that such advance, if made, would be recoverable out of net proceeds (including any amounts escrowed with respect to the related Mortgage Loan net of any reasonably anticipated expenses payable therefrom) on the related Mortgage Loan. None of the Servicers will be required to advance the full amount of any Balloon Payment not made by the related Mortgagor. To the extent a Servicer is required to make a P&I Advance on and after the Due Date for such Balloon Payment, such P&I Advance shall not exceed an amount equal to a monthly payment calculated by the Special Servicer necessary to fully amortize the related Mortgage Loan over the period used for purposes of calculating the scheduled monthly payments thereon prior to the related Maturity Date. Any failure by the Master Servicer to make an advance as required under the Pooling and Servicing Agreement will constitute an event of default thereunder, in which case the Trustee will be obligated to make any required advance, in accordance with the terms of the Pooling and Servicing Agreement.

            Each Servicer shall be entitled to interest on the aggregate amount of all advances made by such Servicer at a per annum rate equal to the prime rate reported in The Wall Street Journal. See "Risk Factors -- Effect of Mortgagor Delinquencies and Defaults" herein.

             CERTAIN PREPAYMENT, MATURITY AND YIELD CONSIDERATIONS

GENERAL

            The yield to maturity on the Offered Certificates will be affected by the rate of principal payments on the Mortgage Loans including, for this purpose, prepayments, which may include amounts received by virtue of repurchase, condemnation, casualty or foreclosure. The rate of principal payments on the Offered Certificates will correspond to the rate of principal payments (including prepayments) on the related Mortgage Loans.

            Each Mortgage Loan either prohibits voluntary prepayments during a certain number of years following the origination thereof and/or allows the related Mortgagor to prepay the principal balance thereof in whole during a certain number of years following the origination if accompanied by payment of a Prepayment Premium. See Annex A hereto and the table entitled "Prepayment Lock-out/Prepayment Premium Analysis" under "Description of the Mortgage Pool -- Certain Characteristics of the Mortgage Loans" herein. Any Net Prepayment Premium collected on a Mortgage Loan will be distributed to the holders of the Interest Only Certificates as described herein. See "Description of the Certificates -- Distributions -- Interest Distributions on the Certificates" and "Certain Prepayment, Maturity and Yield Considerations" herein, and "Yield Considerations" in the Prospectus.

            The yield to maturity on each class of the Offered Certificates will depend on, among other things, the rate and timing of principal payments (including prepayments, defaults, liquidations and purchases of Mortgage Loans due to a breach of a representation and warranty) on the Mortgage Loans and the allocation thereof to reduce the Class Balance or Notional Amount of such class or its components. The yield to maturity on each class of the Offered Certificates will also depend on the Pass-Through Rate and the purchase price for such Certificates. The yield to investors on any Class of Offered Certificates will be adversely affected by any allocation thereto of Prepayment Interest Shortfalls on the Mortgage Loans, which may result from the distribution of interest only to the date of a prepayment occurring during any month following the related Determination Date (rather than a full month's interest) to the extent any such interest shortfall is not offset by Prepayment Premiums, any Prepayment Interest Excess or the portion of the Servicing Fee for such Distribution Date allocable to the Master Servicer.

            In general, if a class of Offered Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Offered Certificates is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase.

            If a Mortgage Loan becomes a Specially Serviced Mortgage Loan, the Special Servicer may adopt a servicing strategy which affects the yield to maturity of one or more classes of Offered Certificates.

            The Rated Final Distribution Date for the Certificates will be _____________, 20___ which is the second anniversary of the date at which all the Mortgage Loans have zero balances, assuming no prepayments and that the Mortgage Loans which are Balloon Loans fully amortize according to their amortization schedule and no Balloon Mortgage Payment is made.

WEIGHTED AVERAGE LIFE OF THE OFFERED CERTIFICATES

            Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of the Offered Certificates will be influenced by the rate at which principal payments (including scheduled payments, principal prepayments and payments made pursuant to any applicable policies of insurance) on the Mortgage Loans are made. Principal payments on the Mortgage Loans may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments, partial prepayments and liquidations due to a default or other dispositions of the Mortgage Loans).

            The table of Percent of Initial Certificate Balance Outstanding for the Class A1, Class A2, Class B, Class C, Class D and Class E Certificates at the respective percentages of CPR set forth below indicates the weighted average lives of such Certificates and sets forth the percentage of the initial principal amount of such Certificates that would be outstanding after each of the dates shown at the indicated percentages of CPR. The table has been prepared on the basis of the characteristics of the Mortgage Loans set forth in Annex A and on the basis of the following assumptions: (i) the Mortgage Loans prepay at the indicated percentage of CPR when the Mortgage Loans are no longer in their respective Lock-out Periods; (ii) the maturity date of each of the Balloon Mortgage Loans is not extended; (iii) distributions on the Offered Certificates are received in cash, on the ___ day of each month, commencing in ______________; (iv) no defaults or delinquencies in, or modifications, waivers or amendments respecting, the payment by the Mortgagors of principal and interest on the Mortgage Loans occur; (v) prepayments represent payment in full of individual Mortgage Loans and are received on the respective Due Dates and include a month's interest thereon; (vi) there are no repurchases of Mortgage Loans due to breaches of any representation and warranty, or pursuant to an optional termination as described under "Description of the Pooling and Servicing Agreement -- Termination" herein or otherwise; and (vii) the Offered Certificates are purchased on ______________.

            Based on the foregoing assumptions, the table indicates the weighted average lives of the Class A1, Class A2, Class B, Class C, Class D and Class E Certificates and sets forth the percentages of the initial Class Balance of each such class of Offered Certificates that would be outstanding after the Distribution Date in _________ of each of the years indicated, at various percentages of CPR. Neither CPR nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans included in the Mortgage Pool. Variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentage of initial Class Balance (and weighted average life) shown in the following table. Such variations may occur even if the average prepayment experience of all such Mortgage Loans is the same as any of the specified assumptions.


                  PERCENT OF INITIAL CLASS BALANCE OUTSTANDING
                      AT THE FOLLOWING PERCENTAGES OF CPR

                                                CLASS A                     CLASS A2                        CLASS B
       DISTRIBUTION      0%      0%       0%       0%        0%     0%       0%      0%     0%     0%       0%    0%
           DATE          --      --       --       --        --     --       --      --     --     --       --    --
           ----
Initial Percentage


WAL(1)




                                                CLASS C                       CLASS D                     CLASS E
           DISTRIBUTION    0%      0%       0%       0%        0%     0%      0%    0%    0%     0%       0%       0%
               DATE        --      --       --       --        --     --      --    --    --     --       --       --
               ----
Initial Percentage





WAL(1)


(1) The weighted average life of a class of Offered Certificates is determined by (i) multiplying the amount of each distribution of principal by the number of years from the date of issuance to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the total principal distributions on such class of Certificates.

INTEREST ONLY CERTIFICATES YIELD CONSIDERATIONS

            The sensitivity of the yield to maturity on the Interest Only Certificates to both the timing of receipt of prepayments and the overall rate of principal prepayments and defaults on the Mortgage Loans will be offset to some extent by the payment of a portion of any Net Prepayment Premium to the Interest Only Certificates entitled thereto. No such offset is available following a default on a Mortgage Loan.

            The following tables indicate the sensitivity of the pre-tax yield to maturity on the Interest Only Certificates to various constant rates of prepayment on the Mortgage Loans by projecting the monthly aggregate payments on the Interest Only Certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis, based on the assumptions described in clauses (i) through (vii) in the second paragraph preceding the table entitled "Percent of Initial Class Balance Outstanding at the Following Percentages of CPR" under the heading "Certain Prepayment, Maturity and Yield Considerations -- Weighted Average Life of the Offered Certificates" above, including the assumptions regarding the performance of the Mortgage Loans which may differ from the actual performance thereof and assuming the aggregate purchase prices and Pass-Through Rates set forth below and assuming further that the initial Notional Amounts of the Interest Only Certificates are as set forth herein. The yield maintenance calculations are based on the market yield on ____________ of actively traded Treasury securities of appropriate maturities. ____% of any Net Prepayment Premium will be allocated to the Class A1X Certificates through the Distribution Date on which the Class Balance of the Class A1 Certificates has been reduced to zero. Thereafter, ____% of any Net Prepayment Premium will be allocated to the Class A2X Certificates through the Distribution Date on which the Class Balance of the Class A2 Certificates has been reduced to zero. Thereafter, ____% of any Net Prepayment Premium will be allocated to the Class BCX Certificates through the Distribution Date on which the Class Balances of the Class B and Class C Certificates have been reduced to zero. Any differences between such assumptions and the actual characteristics and performance of the Mortgage Loans and of the Certificates may result in yields being different from those shown in such tables. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the tables, which are provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.

            PRE-TAX YIELD TO MATURITY OF THE CLASS A1X CERTIFICATES

   Assumed Purchase Price
   as a Percentage of the
   Notional Amount                Assumed Pass-Through Rate(1)          CPR Prepayment Assumption Rate
                                                                        0%          %            %            %



(1) Calculated based on the weighted average of the Remittance Rates of the Mortgage Loans as of the Cut-off Date. The Pass-Through Rate on such Certificates will be subject to adjustment on each Distribution Date.


            PRE-TAX YIELD TO MATURITY OF THE CLASS A2X CERTIFICATES

   Assumed Purchase Price
   as a Percentage of the
  Notional Amount                   Assumed Pass-Through Rate(1)          CPR Prepayment Assumption Rate
                                                                         0%          %          %      %


(1) Calculated based on the weighted average of the Remittance Rates of the Mortgage Loans as of the Cut-off Date. The Pass-Through Rate on such Certificates will be subject to adjustment on each Distribution Date.


            PRE-TAX YIELD TO MATURITY OF THE CLASS BCX CERTIFICATES

  Assumed Purchase Price
  as a Percentage of the
   Notional Amount                Assumed Pass-Through Rate(1)               CPR Prepayment Assumption Rate
                                                                           0%          %            %         %



(1) Calculated based on the initial weighted average of the Pass-Through Rates of the components. The Pass-Through Rate on the Class BCX Certificates will be subject to adjustment on each Distribution Date.

            Each pre-tax yield to maturity set forth in the preceding tables was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the Interest Only Certificates would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price listed in the corresponding table. Accrued interest is included in the assumed purchase price of each class of Interest Only Certificates and is used in computing the corporate bond equivalent yields shown. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Interest Only Certificates, and thus do not reflect the return on any investment in the Interest Only Certificates when, as applicable, any reinvestment rates other than the discount rates set forth in the preceding tables are considered.

            Notwithstanding the assumed prepayment rates reflected in the preceding tables, it is highly unlikely that the Mortgage Loans will be prepaid according to one particular pattern. For this reason and because the timing of cash flows is critical to determining yields, the pre-tax yield to maturity on the Interest Only Certificates is likely to differ from those shown in the tables, even if all of the Mortgage Loans prepay at the indicated constant percentages of CPR over any given time period or over the entire life of the Certificates.

            There can be no assurance that the Mortgage Loans will prepay at any particular rate or that the yield on the Interest Only Certificates will conform to the yields described herein. Moreover, the various remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the preceding tables at the various constant percentages of CPR specified, even if the weighted average remaining term to maturity of the Mortgage Loans is as assumed. Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the Interest Only Certificates should fully consider the risk that an extremely rapid rate of prepayments on the Mortgage Loans could result in the failure of such investors to fully recover their investments. In addition, holders of the Class A1X and Class A2X Certificates generally have rights to relatively larger portions of interest payments on Mortgage Loans with higher Mortgage Interest Rates; thus, the yield on the Class A1X and Class A2X Certificates will be materially adversely affected to a greater extent than on the other Interest Only Certificates if the Mortgage Loans with higher Mortgage Interest Rates prepay faster than the Mortgage Loans with lower Mortgage Rates.

            For additional considerations relating to the yield on the Certificates, see "Yield Considerations" in the Prospectus.

CLASS C, CLASS BCX, CLASS D AND CLASS E YIELD CONSIDERATIONS

            If the Class Balances of the Other Certificates are reduced to zero, the yield to maturity on the Class E Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof), because the entire amount of such losses will be allocated to the Class E Certificates. The aggregate initial Class Balance of the Other Certificates is equal to approximately ____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. If the Class Balances of the Other Certificates and the Class E Certificates are reduced to zero, the yield to maturity on the Class D Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof), because the entire amount of such losses will be allocated to the Class D Certificates. The aggregate initial Class Balance of the Class E and the Other Certificates is equal to approximately ____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. If the Class Balances of the Other Certificates, the Class E and the Class D Certificates are reduced to zero, the yield to maturity on the Class C and Class BCX Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof), because the entire amount of such losses will be allocated to the Class C and Class BCX Certificates. The aggregate initial Class Balance of the Class D, Class E and Other Certificates is equal to approximately ____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

            The Special Servicer will be entitled to receive, with respect to each Specially Serviced Mortgage Loan compensation in the form of a percentage of collections and a percentage of the outstanding principal balance of any Specially Serviced Mortgage Loan which is returned to a performing status prior to the right of Certificateholders to receive distributions on the Certificates. Such compensation will result in shortfalls which will be allocated to the Certificates in the manner provided for Realized Losses. Consequently it is possible that shortfalls will be allocated to the Offered Certificates with respect to any Specially Serviced Mortgage Loan notwithstanding the fact that such Mortgage Loan is returned to a performing status. See "Servicing -- Servicing and Other Compensation and Payment of Expenses" herein.

            The information set forth herein concerning the services has been provided by the related Servicer. Neither the Depositor nor any other person makes any representation or warranty as to the accuracy or completeness of such information.

            Investors are urged to make their investment decisions based on their determinations as to anticipated rates of principal payments and Realized Losses. Investors in the Class C and Class BCX Certificates and particularly the Class D and Class E Certificates should fully consider to risk that Realized Losses on the Mortgage Loans could result in a failure of such investors to fully recover their investments. See "Yield Considerations" in the Prospectus.

                                   SERVICING

SERVICERS

            ____________________. _________________________ ("_________"), a
__________ corporation, will serve as Master Servicer for all the Mortgage
Loans.

            As of __________________, 199__, ____________ was responsible for managing and servicing of approximately _______ assets, consisting of loans, foreclosed real estate assets and other assets with a total principal balance in excess of $____billion of which $_____billion is administered under special servicing contracts. ________ has provided servicing in some capacity for ____ portfolios securing commercial mortgage backed securities.

            _______________________, a __________ corporation ("_________"), will act as Special Servicer with respect to the Mortgage Loans.

            As of __________________, 199__, ____________ was responsible for managing and servicing of approximately _______ assets, consisting of loans, foreclosed real estate assets and other assets with a total principal balance in excess of $____billion of which $_____billion is administered under special servicing contracts. ________ has provided servicing in some capacity for ____ portfolios securing commercial mortgage backed securities.

            The information set forth herein concerning the Servicers has been provided by the related Servicer. Neither the Depositor nor any other person makes any representation or warranty as to the accuracy or completeness of such information.

RESPONSIBILITIES OF MASTER SERVICER

            Under the Pooling and Servicing Agreement, the Master Servicer is required to service and administer the Mortgage Loans solely on behalf of and in the best interests of and for the benefit of the Certificateholders, in accordance with the terms of the Pooling and Servicing Agreement and the Mortgage Loans and to the extent consistent with such terms, with the higher of
(a) the standard of care, skill, prudence and diligence with which the Master Servicer, service and administer mortgage loans that are held for other portfolios that are similar to the Mortgage Loans and (b) the standard of care, skill, prudence and diligence with which the Master Servicer services and administers mortgage loans for its own portfolio and are similar to the Mortgage Loans, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers.

RESPONSIBILITIES OF SPECIAL SERVICER

            The servicing responsibility on a particular Mortgage Loan will be transferred to the Special Servicer upon the occurrence of certain servicing transfer events (each, a "Servicing Transfer Event"), including the following:
(i) the Mortgage Loan becomes a "Defaulted Mortgage Loan" because it is more than 60 days delinquent in whole or in part in respect of any monthly payment or is delinquent in whole or in part in respect of the related Balloon Payment;
(ii) the related Mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or similar proceeding, or the Mortgagor has become the subject of a decree or order for such a proceeding which shall have remained in force undischarged or unstayed for a period of 60 days; (iii) the Master Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property; (iv) in the judgment of the Master Servicer, a payment default has occurred and is not likely to be cured by the related Mortgagor within 60 days;
(v) the related Mortgagor admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations;
(vi) any other material default has in the Master Servicer's judgment occurred which is not reasonably susceptible to cure within the time periods and on the conditions specified in the related mortgage; (vii) the related Mortgaged Property becomes an REO Property; (viii) if for any reason, the Master Servicer cannot enter into an assumption agreement upon the transfer by the related Mortgagor of the mortgage; or (ix) an event has occurred which has materially and adversely affected the value of the related Mortgaged Property in the reasonable judgment of the Master Servicer. A Mortgage Loan serviced by the Special Servicer is referred to herein as a "Specially Serviced Mortgage Loan". The Special Servicer will collect certain payments on such Specially Serviced Mortgage Loans and make certain remittances to, and prepare certain reports for the Master Servicer with respect to such Mortgage Loans. The Master Servicer shall have no responsibility for the performance by the Special Servicer of its duties under the Pooling and Servicing Agreement provided that the Master Servicer continues to perform certain servicing functions on such Specially Serviced Mortgage Loans and, based on the information provided to it by the Special Servicer, prepares certain reports to the Trustee with respect to such Specially Serviced Mortgage Loans. To the extent that any Mortgage Loan, in accordance with its original terms or as modified in accordance with the Pooling and Servicing Agreement, becomes a performing Mortgage Loan for a least three consecutive months, the Special Servicer will return servicing of such Mortgage Loan to the Master Servicer.

            Under the Pooling and Servicing Agreement the Special Servicer is required to service, administer and dispose of Specially Serviced Mortgage Loans solely in the best interests of and for the benefit of the Certificateholders, in accordance with the Pooling and Servicing Agreement and the Mortgage Loans and to the extent consistent with such terms, with the higher of (a) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of, distressed mortgage loans and related real property that are held for other portfolios that are similar to the Mortgage Loans, Mortgaged Property and REO Property and (b) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of distressed mortgage loans and related real property for its own portfolio and are similar to the Mortgage Loans, Mortgage Property and REO Property, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers, so as to maximize the net present value of recoveries on the Mortgage Loans.

            The Special Servicer shall have full power and authority to do any and all things in connection with servicing and administering a Mortgage Loan that it may deem in its best judgment necessary or advisable, including, without limitation, to execute and deliver on behalf of the Trust Fund any and all instruments of satisfaction or cancellation or of partial release or full release or discharge and all other comparable instruments, to reduce the related Mortgage Interest Rate, and to defer or forgive payment of interest and/or principal with respect to any Specially Serviced Mortgage Loan or any Mortgaged Property. The Special Servicer may not permit a modification of any Mortgage Loan to extend the scheduled maturity date of any Specially Serviced Mortgage Loan more than three years beyond the scheduled maturity date thereof as of the Cut-off Date without the consent of the Extension Advisor. See "--Extension Advisor" below. Notwithstanding the forgoing, the Special Servicer may not permit any such modification with respect to a Balloon Mortgage Loan if it results in the extension of such maturity date beyond the amortization term of such Balloon Mortgage Loan absent the related Balloon Payment. The Special Servicer will prepare a report (an "Asset Strategy Report") for each Mortgage Loan which becomes a Specially Serviced Mortgage Loan not later than thirty (30) days after the servicing of such Mortgage Loan is transferred to the Special Servicer. Each Asset Strategy Report will be delivered to each holder of a Class F, Class G and Class NR Certificate upon request. The holders of the fewest number of classes of Certificates representing the most subordinate interests in the Trust Fund that equals at least a ___% interest therein (the "Monitoring Certificateholders") will designate one Monitoring Certificateholder pursuant to the Pooling and Servicing Agreement (the "Directing Certificateholder"). Each Asset Strategy Report will be delivered to the Directing Certificateholder. The Directing Certificateholder may object to any Asset Strategy Report within 10 business days of receipt. If the Directing Certificateholder does not disapprove an Asset Strategy Report within 10 business days, the Special Servicer shall implement the recommended action as outlined in such Asset Strategy Report. If the Directing Certificateholder disapproves such Asset Strategy Report and the Special Servicer has not made the affirmative determination described below, the Special Servicer will revise such Asset Strategy Report as soon as practicable. The Special Servicer will revise such Asset Strategy Report until the Directing Certificateholder fails to disapprove such revised Asset Strategy Report; provided, however, that the Special Servicer shall implement the recommended action as outlined in such Asset Strategy Report if it makes an affirmative determination that such objection is not in the best interest of all Certificateholders. In connection with making such affirmative determination, the Special Servicer may request a vote by all the Certificateholders. Any Certificateholder may request and obtain a copy of any Asset Strategy Report subject to delivery of a certificate acknowledging certain possible limitations with respect to the use of such report imposed by U.S. securities laws.

EXTENSION ADVISOR

            The Extension Advisor will be responsible for approving any proposed Mortgage Loan modification that extends the maturity date of a Mortgage Loan by more than three (3) years beyond the scheduled maturity date of such loan as of the Cut-off Date. The initial Extension Advisor, acting on behalf of the holders of the Offered Certificates, shall only grant such approvals if it shall have determined that the decision of the Special Servicer to so modify the Mortgage Loan is consistent with the Special Servicer standard set forth in the Pooling and Servicing Agreement. Any subsequent Extension Advisor may grant such approvals if it shall have determined that the decision of the Special Servicer to so modify the Mortgage Loan is in the best interest of the Holders of the Offered Certificates.

            The initial Extension Advisor will be _______________. At any time, the holders of a majority of the outstanding aggregate Certificate Principal Balance of the Offered Certificates may remove the Extension Advisor. In such event, the Trustee will so inform such Certificateholders, and a majority of Certificate Principal Balance of the holders of such Certificates shall have the right to appoint a replacement Extension Advisor.

THE OPERATING ADVISER

            The Pooling and Servicing Agreement permits the holder (or holders) of Certificates representing more than 50% of the aggregate Certificate Principal Balance of the most subordinate class of Certificates at any time of determination (or, if the aggregate Certificate Principal Balance of such class of Certificates is less than 25% of the original aggregate Certificate Principal Balance thereof, of the next most subordinate class of Certificates) (in any event, the "Controlling Class") to appoint any person or entity to act as the representative of the Controlling Class to the extent described below (such person or entity, in such capacity, the "Operating Adviser").

            If the Special Servicer is not the Operating Adviser, the Special Servicer will notify the Operating Adviser prior to the Special Servicer's taking any of the following actions: (i) any foreclosure or comparable conversion (which may include acquisition of any REO Property) of any Mortgaged Property; (ii) any modification of a money term of a Mortgage Loan other than a modification consisting of the extension of the original maturity of the Mortgage Loan for two years or less; (iii) any proposed sale of a defaulted Mortgage Loan or REO Property (other than upon termination of the Trust Fund pursuant to the Pooling and Servicing Agreement); (iv) any determination to bring an REO Property into compliance with applicable environmental laws; and
(v) any acceptance of substitute or additional collateral for a Mortgage Loan.

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            The Operating Adviser may replace the Special Servicer, provided that such replacement will be subject to, among other things, receipt from the Rating Agencies of written confirmation that such replacement will not result in a qualification, downgrade or withdrawal of any of the then-current ratings assigned to any class of Certificates.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

            The principal compensation to be paid to the Master Servicer in respect of its servicing activities will be the Servicing Fee. The Servicing Fee will be payable monthly and will accrue at the applicable Servicing Fee Rate and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on such Mortgage Loan is computed. The Servicing Fee Rate for any Mortgage Loan will be the fee payable to the Master Servicer as described below. The fee payable to the Master Servicer with respect to the Mortgage Loans will equal _____% per annum.

            The principal compensation to be paid to the Special Servicer in respect of its special servicing activities will be the Special Servicing Fee. The Special Servicing Fee will be payable monthly only from amounts received in respect of each Specially Serviced Mortgage Loan. The Special Servicing Fee will equal _____% of all amounts collected with respect to any Specially Serviced Mortgage Loans and any Mortgage Loan which became a Specially Serviced Mortgage Loan and was subsequently returned to a performing status.

CONFLICTS OF INTEREST

            The Special Servicer or its affiliates own and are in the business of acquiring assets similar to the Mortgage Loans held by the Trust Fund. To the extent that any mortgage loans owned and/or serviced by the Special Servicer or its affiliates are similar to the Mortgage Loans held by the Trust Fund, the mortgaged properties related to such mortgage loans may, depending upon certain circumstances such as the location of the mortgaged property, compete with the Mortgaged Properties related to the Mortgage Loans held by the Trust Fund for tenants, purchasers, financing and similar resources.

               DESCRIPTION OF THE POOLING AND SERVICING AGREEMENT

GENERAL

            The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of ___________, 199__ (the "Pooling And Servicing Agreement"), by and among the Depositor, the Master Servicer, the Special Servicer and the Trustee. Following are summaries of certain provisions of the Pooling and Servicing Agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Pooling and Servicing Agreement. The Trustee will provide to a prospective or actual Certificateholder without charge, upon written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to __________________________________________,
___________________________, Attention: Corporate Trust Department.

ASSIGNMENT OF THE MORTGAGE LOANS

            On or prior to the Closing Date, _______ will assign the Mortgage Loans, without recourse, to the Depositor, and the Depositor will assign all the Mortgage Loans without recourse, to the Trustee for the benefit of the Certificateholders. In connection with the foregoing, _______ is required in accordance with the related Mortgage Loan Purchase Agreement to deliver the following documents, among others, with respect to each Mortgage Loan so assigned by it (such documents, collectively as to any Mortgage Loan, a "Mortgage File") to the Trustee; (a) the original Mortgage Note, endorsed (without recourse) to the order of the Trustee; (b) the original or a certified copy of the related recorded Mortgage(s), together with originals or certified copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office); (c) the original or a copy of any related recorded assignment(s) of rents and leases (if any such item is a document separate from the Mortgage), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office); (d) an assignment of each related

Mortgage in favor of the Trustee, in recordable form; (e) an assignment of any related assignment(s) of rents and leases (if any such item is a document separate from the Mortgage) in favor of the Trustee, in recordable form; (f) an original or copy of the related lender's title insurance policy (or, if a title insurance policy has not yet been issued, a commitment for title insurance "marked-up" at the closing of such Mortgage Loan); and (g) when relevant, the related ground lease or a certified copy thereof. The Trustee will be required to review the documents delivered by each Seller with respect to its Mortgage Loans within 90 days following the Closing Date, and the Trustee will hold the related documents in trust.

            Within 45 days following the Closing Date, pursuant to the Pooling and Servicing Agreement, the assignments with respect to each Mortgage Loan described in clauses (d) and (e) of the preceding paragraph are to be submitted for recording in the real property records of the appropriate jurisdictions.

TRUSTEE

            ____________________ shall serve as Trustee under the Pooling and Servicing Agreement pursuant to which the Certificates are being issued. Except in circumstances such as those involving defaults (when it might request assistance from other departments in the bank), its responsibilities as trustee are carried out by its Corporate Trust Department. Its principal corporate trust office is located at __________________________________.

COLLECTION ACCOUNT AND CERTIFICATE ACCOUNT

            The Master Servicer is required to deposit all amounts received with respect to the Mortgage Loans, net of certain amounts retained by the Master Servicer as additional servicing compensation, into a Collection Account (the "Collection Account") maintained by the Master Servicer for the Trust Fund. The Master Servicer is required to deposit on the business day preceding each Distribution Date all amounts received with respect to the Mortgage Loans into a separate account (the "Certificate Account") maintained with the Trustee. Interest or other income earned on funds in the Collection Account will be paid to the Master Servicer as additional servicing compensation. See "Description of the Trust Funds -- Mortgage Loans" and "Description of the Agreements -- Accounts -- Distribution Account" in the Prospectus.

REPORTS TO CERTIFICATEHOLDERS

            On each Distribution Date the Trustee shall furnish to each Certificateholder, to the Depositor and to each Rating Agency a statement setting forth certain information with respect to the Mortgage Loans and the Certificates required pursuant to the Pooling and Servicing Agreement and in the form of Annex B hereto. In addition, within a reasonable period of time after each calendar year, the Trustee shall furnish to each person who at any time during such calendar year was the holder of a Certificate a statement containing certain information with respect to the Certificates required pursuant to the Pooling and Servicing Agreement, aggregated for such calendar year or portion thereof during which such person was a Certificateholder. Unless and until Definitive Certificates are issued, such statements or reports will be furnished only to Cede & Co., as nominee for DTC; provided, however, that the Trustee shall furnish a copy of any such statement or report to any Beneficial Owner which requests such copy and certifies to the Trustee that it is the Beneficial Owner of a Certificate. The Trustee shall furnish a copy of any such statement or report to any person who requests it for a nominal charge. Any person may call the Master Servicer at ______________ in order to inquire as to how to obtain such statement or report. Such statement or report may be available to Beneficial Owners upon request to DTC or their respective Participant or Indirect Participants. Any Asset Strategy Report shall be delivered by the Trustee upon request to any Beneficial Owner of an Offered Certificate subject to the second preceding sentence and the receipt by the Trustee of a certificate acknowledging certain limitations with respect to the use of such statement or report. See "Description of the Certificates -- Reports to Certificateholders" in the Prospectus. The Directing Certificateholder shall receive all reports prepared or received by the Master Servicer or the Special Servicer. In addition, each other Certificateholder may obtain all such reports at its expense as described in the Pooling and Servicing Agreement.

VOTING RIGHTS

            At all times during the term of this Agreement, _____% of all Voting Rights shall be allocated among the classes of Certificates (other than the Interest Only Certificates) in proportion to the respective Class Balances, _____% of all Voting Rights shall be allocated to each class of Interest Only Certificates and _______% of all Voting Rights shall be allocated to each class of Residual Certificates. Voting Rights allocated to a class of Certificates shall be allocated among the holders of such class in proportion to the Percentage Interests evidenced by their respective Certificates.

            As described under "Description of the Certificates -- Book-Entry Registration and Definitive Certificates" in the Prospectus, unless and until Definitive Certificates are issued, except as otherwise expressly provided herein, Certificate Owners may only exercise their rights as owners of Certificates indirectly through DTC or their respective Participant or Indirect Participant.

TERMINATION

            The obligations created by the Pooling and Servicing Agreement will terminate following the earliest of (i) the final payment or other liquidation of the last Mortgage Loan or REO Property subject thereto, and (ii) the purchase of all of the assets of the Trust Fund by any of the Master Servicer, the Special Servicer, any holder of a Class R-I Certificate and the holders of an aggregate Percentage Interest in excess of 50% of the Most Subordinate Class of Certificates. The "Most Subordinate Class Of Certificates" at the time of determination shall be the class of Certificates to which Realized Losses would be allocated at such time as described under "Description of the Certificates -- Subordination" herein. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the Certificate Registrar specified in such notice of termination. Any such purchase of all the Mortgage Loans and other assets in the Trust Fund is required to be made at a price equal to the greater of (1) the aggregate fair market value of all the Mortgage Loans and REO Properties then included in the Trust Fund, determined pursuant to the Pooling and Servicing Agreement, and (2) the aggregate Class Balance of all the Certificates plus accrued and unpaid interest thereon. Such purchase will effect early retirement of the then outstanding Certificates, but the right to effect such termination is subject to the requirement that the aggregate Stated Principal Balance of the Mortgage Loans then in the Trust Fund is less than ____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

                                USE OF PROCEEDS

            The net proceeds from the sale of the Certificates will be used by the Depositor to pay the purchase price of the Mortgage Loans.

                        FEDERAL INCOME TAX CONSEQUENCES

            The following summary, in the opinion of Latham & Watkins, counsel to the Depositor, sets forth the anticipated material federal income tax consequences of the purchase, ownership and disposition of Offered Certificates. This summary is based on laws, regulations, including the REMIC regulations promulgated by the Treasury Department (the "REMIC Regulations"), rulings and decisions now in effect or (with respect to regulations) proposed, all of which are subject to change either prospectively or retroactively. This summary does not address the federal income tax consequences of an investment in Offered Certificates applicable to all categories of investors, some of which (for example, banks and insurance companies) may be subject to special rules. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of Offered Certificates.

            Three separate REMIC elections will be made with respect to the Trust Fund for federal income tax purposes. Upon the issuance of the Certificates, counsel to the Depositor, will deliver its opinion that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, REMIC I, REMIC II and REMIC III (each as defined in the Pooling and Servicing Agreement) each will qualify as a REMIC under the Code.

            For federal income tax purposes, the Class R-I Certificates will be the sole class of "residual interests" in REMIC I, the Class R-II Certificates will be the sole class of "residual interests" in REMIC II, the Offered Certificates (or, in the case of the Class BCX Certificates, each component thereof) and the Class F, Class G and Class NR Certificates will be "regular interests" of REMIC III and will be treated as debt instruments of the REMIC III, and the Class R-III Certificates will be the sole class of "residual interests" in REMIC III.

            See "Federal Income Tax Consequences -- REMICs" in the Prospectus.

            The Interest Only Certificates will, and the other classes of Offered Certificates may, be treated as having been issued with original issue discount for federal income tax reporting purposes. For purposes of computing the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes it will be assumed that there are no prepayments on the Mortgage Loans. No representation is made that the Mortgage Loans will not prepay at another rate. See "Federal Income Tax Consequences -- REMICs -- Taxation of Owners of REMIC Regular Certificates" and "--Original Issue Discount and Premium" in the Prospectus.

            Prepayment Premiums allocated to the Certificates will be taxable to the holders of such Certificates on the date the amount of such premiums becomes fixed.

            The Offered Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a class of Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such class of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize such premium. See "Federal Income Tax Consequences -- REMICs -- Taxation of Owners of REMIC Regular Certificates" and "--Premium" in the Prospectus.

            The Offered Certificates will be treated as "qualifying real property loans" within the meaning of Section 593(d) of the Code and "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code generally in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. In addition, interest (including original issue discount) on the Offered Certificates will be interest described in
Section 856(c)(3)(B) of the Code to the extent that such Offered Certificates are treated as "real estate assets" under Section 856(c)(5)(B) of the Code. Moreover, the Offered Certificates will be "obligation[s]...which... [are] principally secured by an interest in real property" within the meaning of
Section 860G(a)(3)(A) of the Code and will be "regular interests in a REMIC" which may qualify for treatment as "permitted assets" of a FASIT within the meaning of Section 860L(c)(1)(G) of the Code. The Offered Certificates will not be considered to represent an interest in "loans...secured by an interest in real property" within the meaning of Section 7701 (a)(19)(C)(v) of the Code except in the proportion that the assets of the Trust Fund are represented by Mortgage Loans secured by multifamily apartment buildings. See "Federal Income Tax Consequences -- REMICs -- Characterization of Investments in REMIC Certificates" in the Prospectus.

            For further information regarding the federal income tax consequences of investing in the Certificates, see "Federal Income Tax Consequences" in the Prospectus.

                            STATE TAX CONSIDERATIONS

            In addition to the federal income tax consequences described in "Federal Income Tax Consequences," potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Offered Certificates. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the Offered Certificates.

                              ERISA CONSIDERATIONS

            A fiduciary of any employee benefit plan or other retirement plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, and any entity whose underlying assets include assets of such a plan by reason of any such plan's investment in the entity that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (each, a "Plan") should carefully review with its legal advisors whether the purchase or holding of any Class of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code.

            The U.S. Department of Labor issued an individual exemption, Prohibited Transaction Exemption _______ (the "Exemption"), to ________________, which generally exempts from the application of certain prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code and Section 502(i) of ERISA, certain transactions, among others, relating to the servicing and operation of mortgage pools and the purchase, sale and holding of mortgage pass-through certificates underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this Section "ERISA Considerations", the term "Underwriter" shall include (a) ________________, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with _______________ and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or with (b) is a manager or co-manager with respect to the Class A1, Class A1X, Class A2 and Class A2X Certificates.

            The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of such Classes of Offered Certificates to be eligible for exemptive relief thereunder. First, the acquisition of such Classes of Offered Certificates by a Plan, must be on terms (including the price) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the rights and interests evidenced by such Classes of Offered Certificates must not be subordinate to the rights and interests evidenced by the other certificates of the same trust. Third, such Classes of Offered Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's Corporation, Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch Investors Service, Inc. Fourth, the Trustee cannot be an affiliate of any member of the "Restricted Group," which consists of the Underwriter, the Depositor, the Master Servicer, the Special Servicer and any Mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of such Classes of Offered Certificates. Fifth, the sum of all payments made to and retained by the Underwriter must represent not more than reasonable compensation for underwriting such Classes of Offered Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer and the Special Servicer must represent not more than reasonable compensation for such person's services under the Agreements and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501
(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

            Because the Class A1, Class A1X, Class A2 and Class A2X Certificates are not subordinate to any other class of Certificates, the second general condition set forth above is satisfied with respect to such Certificates. It is a condition of the issuance of such Classes of Certificates that they be rated "______" by ________________ and either "____" or "____" by
________________. A fiduciary of a Plan contemplating purchasing any such Class of Certificates in the secondary market must make its own determination that at the time of such acquisition, any such Class of Certificates continues to satisfy the third general condition set forth above. The Depositor expects that the fourth general condition set forth above will be satisfied with respect to each of such Classes of Certificates. A fiduciary of a Plan contemplating purchasing any such Class of Certificate must make its own determination that the first, third, fifth and sixth general conditions set forth above will be satisfied with respect to any such Class of Certificate.

            The Class B, Class C, Class BCX, Class D and Class E do not satisfy the second condition described above because they are subordinated to the Class A1, Class A1X, Class A2 and Class A2X Certificates, and furthermore the Class D and Class E Certificates are not expected to satisfy the third condition described above.

            Before purchasing any Class of Certificate, a fiduciary of a Plan should itself confirm (a) that such Certificates constitute "certificates" for purposes of the Exemption and (b) that the specific and general conditions of the Exemption and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions.

            Purchasers using insurance company general account funds to effect such purchase should consider the availability of Prohibited Transaction Class Exemption 95-60 (60 Fed. Reg. 35925, July 12, 1995) issued by the U.S. Department of Labor.

            Any Plan fiduciary considering whether to purchase any Class of Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. See "ERISA Considerations" in the Prospectus.

                                LEGAL INVESTMENT

            The Class ___, Class ___, Class ___, Class ___ and Class ___ Certificates will be "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class ___, Class ___ and Class ___ Certificates will not be "mortgage related securities" within the meaning of SMMEA.

            In addition, institutions whose investment activities are subject to review by certain regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by such regulatory authorities, on the investment by such institutions in certain forms of mortgage-backed securities. Furthermore, certain states have enacted legislation overriding the legal investment provisions of SMMEA.

            The Depositor makes no representations as to the proper characterization of the Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the Offered Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute a legal investment or are subject to investment, capital or other restrictions.
            See "Legal Investment" in the Prospectus.

                            METHOD OF DISTRIBUTION

            Subject to the terms and conditions set forth in an Underwriting Agreement, dated _____________, 199___ (the "Underwriting Agreement"), the Underwriter has agreed to purchase and the Depositor has agreed to sell to the Underwriter the Offered Certificates. It is expected that delivery of the Offered Certificates will be made only in book-entry form through the Same Day Funds Settlement System of DTC on or about ______________, 199___, against payment therefor in immediately available funds.

            In the Underwriting Agreement, the Underwriter has agreed, subject to the terms and conditions set forth therein, to purchase all of the Offered Certificates if any are purchased. In the event of default by the Underwriter, the Underwriting Agreement provides that, in certain circumstances, the underwriting may be terminated.

            The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of its Certificates is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the Depositor's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Securities and Exchange Commission.

            The distribution of the Offered Certificates by the Underwriter may be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor, will be approximately ____________% of the aggregate principal balance of the Offered Certificates as of the Cut-off Date, plus accrued interest from the Cut-off Date. The Underwriter may effect such transactions by selling its Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter for whom they act as agent. In connection with the sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting compensation. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

            The Underwriting Agreement provides that the Depositor will indemnify the Underwriter, and that under limited circumstances the Underwriter will indemnify the Depositor, against certain civil liabilities under the Securities Act of 1933, as amended, or contribute to payments to be made in respect thereof.

            There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. The primary source of ongoing information available to investors concerning the Offered Certificates will be the reports discussed herein under "Description of the Pooling and Servicing Agreement -- Reports to Certificateholders." Except as described herein under "Description of the Pooling and Servicing Agreement -- Reports to Certificateholders", there can be no assurance that any additional information regarding the Offered Certificates will be available through any other source. In addition, the Depositor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis. The limited nature of such information regarding the Offered Certificates may adversely affect the liquidity of the Offered Certificates, even if a secondary market for the Offered Certificates becomes available.

                                 LEGAL MATTERS

            Certain legal matters will be passed upon for the Depositor by _______________, ____________, ; and certain legal matters will be passed upon for the Underwriter by __________________, _________________, ____________.

                                     RATING

            It is a condition of issuance of the Class A1 and Class A2 Certificates be rated "____" by _____________ ("________________ ") and
________________ ("________________ "). It is a condition of the issuance of the Class A1X and Class A2X Certificates that they be rated "______" by ________________ and "_____" by ________________. It is a condition of the issuance of the Class B Certificates that they be rated not lower than "___" by ________________ and ________________. It is a condition of the issuance of the Class C Certificates that they be rated not lower than "__" by ________________ and "___" by ________________. It is a condition to the issuance of the Class BCX Certificates that they be rated not lower than "___" by ________________. It is a condition of the issuance of the Class D Certificates that they be rated not lower than "___" by ________________ and ________________. It is a condition to the issuance of the Class E Certificates that they be rated not lower than "______" by ________________ and ________________.

            The ratings on mortgage pass-through certificates address the likelihood of the receipt by holders thereof of payments to which they are entitled including the receipt of all principal payments by the Rated Final Distribution Date. Such ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the certificates. Such ratings on the Offered Certificates do not, however, constitute a statement regarding frequency or likelihood of prepayments (whether voluntary or involuntary) of the Mortgage Loans, or the degree to which such prepayments might differ from those originally anticipated, or the likelihood of the collection of Prepayment Premiums, and do not address the possibility that Certificateholders might suffer a lower than anticipated yield. The ratings of the Interest Only Certificates does not address the possibility that the holders of such Certificates may fail to fully recover their initial investments due to a rapid rate of prepayments, defaults or liquidations. See "Risk Factors" herein.

            There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating and, if so, what such rating would be. A rating assigned to the Offered Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned by ________________ or ________________ pursuant to the Depositor's request.

            The rating of the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. Each security rating should be evaluated independently of any other security rating. A security rating does not address the frequency or likelihood of prepayments (whether voluntary or involuntary) of Mortgage Loans, or the corresponding effect on the yield to investors.

            The ratings do not address the fact that the Pass-Through Rates on the Offered Certificates, to the extent determined based on the Remittance Rates, may be affected by changes therein.




30/360 Basis.............................................................................................................4, 31

ACMs........................................................................................................................14
Acute Care Facilities.......................................................................................................32
Adjusted Available Distribution Amount...................................................................................4, 31
Adjusted Collateral Value...................................................................................................34
Asset Strategy Report.......................................................................................................42
Assisted Living Facilities..................................................................................................32
Available Distribution Amount...............................................................................................30

Balloon Mortgage Loan........................................................................................................2
Balloon Payment..............................................................................................................2
Beneficial Owner.........................................................................................................1, 29

Cash Flow Agreements..............................................................................3, 9, 15, 21, 27, 34, 40, 46
Cede........................................................................................................................29
CERCLA......................................................................................................................14
Certificate Account.........................................................................................................44
Certificates...................................................................................3, 9, 15, 21, 27, 34, 40, 46, i
Class Balance...............................................................................................................ii
CMBS..............................................................................................3, 9, 15, 21, 27, 34, 40, 46
Code.........................................................................................................................9
Collateral Value Adjustment.................................................................................................34
Collection Account..........................................................................................................44
Component....................................................................................................................3
CON 33
Controlling Class...........................................................................................................42
Credit Support....................................................................................3, 9, 15, 21, 27, 34, 40, 46
Custodian....................................................................................................................1
Cut-Off Date.................................................................................................................i
Cut-Off Date LTV Ratio......................................................................................................22

Debt Service Coverage Ratio.................................................................................................23
Defaulted Mortgage Loan.....................................................................................................41
Definitive Certificate...................................................................................................1, 29
Delivery Date................................................................................................................i
Depositor................................................................................................................ii, 1
Determination Date...........................................................................................................5
Directing Certificateholder.................................................................................................42
Distribution Date....................................................................................................ii, 1, 30
DSCR........................................................................................................................23
DTC iii, 1, 29
DTC Registered Certificates..............................................................................................1, 29
Due Date.....................................................................................................................2

ERISA...................................................................................................................10, 46
ESA 15
Exemption...................................................................................................................47

FIRREA......................................................................................................................22
Form 8-K....................................................................................................................28

Health Care-Related Facilities..............................................................................................32

                                     S-51



Health Care-Related Mortgaged Property......................................................................................32

Interest Accrual Amount..................................................................................................4, 31
Interest Distribution Amount.............................................................................................4, 31
Interest Only Certificates..................................................................................................ii

Lease Assignment..................................................................................3, 9, 15, 21, 27, 34, 40, 46
Loan Sale Agreement.........................................................................................................18
Lock-Out Date...............................................................................................................26
Lock-Out Period.............................................................................................................26
Loss Mortgage Loan..........................................................................................................34

Master Servicer.............................................................................................................ii
Maturity Date LTV Ratio.....................................................................................................22
Monitoring Certificateholders...............................................................................................42
Monthly Payments.............................................................................................................2
Mortgage....................................................................................................................17
Mortgage Assets...................................................................................3, 9, 15, 21, 27, 34, 40, 46
Mortgage File...............................................................................................................43
Mortgage Loans................................................................................3, 9, 15, 21, 27, 34, 40, 46, ii
Mortgage Note...............................................................................................................17
Mortgage Pool...............................................................................................................ii
Mortgaged Property.......................................................................................................2, 17
Mortgagor....................................................................................................................2
Most Subordinate Class Of Certificates......................................................................................45

Net Operating Income........................................................................................................23
Net Prepayment Premium......................................................................................................32
Notional Amount.............................................................................................................ii

Offered Certificates...........................................................................3, 9, 15, 21, 27, 34, 40, 46, i
Operating Adviser...........................................................................................................42
Originators.............................................................................................................ii, 17
Other Certificates...........................................................................................................6

P&I Advances.............................................................................................................6, 35
Participants.................................................................................................................2
Pass-Through Rate.......................................................................................................ii, 31
Percentage Interest.........................................................................................................30
Plan........................................................................................................................46
Pooling And Servicing Agreement..........................................................................................3, 43
Prepayment Interest Excess..................................................................................................32
Prepayment Interest Shortfall...............................................................................................32
Prepayment Premium.......................................................................................................3, 26
Principal Distribution Amount............................................................................................5, 32
Property Protection Expenses................................................................................................35
Prospectus Supplement.............................................................................3, 9, 15, 21, 27, 34, 40, 46

Realized Loss...............................................................................................................34
Record Date..................................................................................................................1
REMIC...................................................................................................................iii, 9
REMIC Regulations...........................................................................................................45
Remittance Period............................................................................................................5

                                     S-52



Remittance Rate.............................................................................................................31
REO Account.................................................................................................................29
REO Property................................................................................................................28
Restricted Group............................................................................................................47
Rules.......................................................................................................................29

Section 42 Properties........................................................................................................7
Senior Housing..............................................................................................................32
Series............................................................................................3, 9, 15, 21, 27, 34, 40, 46
Servicer.....................................................................................................................6
Servicing Transfer Event....................................................................................................41
Skilled Nursing Facilities..................................................................................................32
SMMEA...................................................................................................................11, 48
Special Servicer............................................................................................................ii
Specially Serviced Mortgage Loan.........................................................................................9, 41
Stated Principal Balance....................................................................................................34

Trust Fund....................................................................................3, 9, 15, 21, 27, 34, 40, 46, ii

Underwriter..............................................................................................................i, 47
Underwriting Agreement......................................................................................................48

                                                                        ANNEX A





                            CERTAIN CHARACTERISTICS
                             OF THE MORTGAGE LOANS

                         [ANNEX A TO FOLLOW THIS PAGE]

                                                                        ANNEX B





                             FORM OF MONTHLY REPORT

                         [ANNEX B TO FOLLOW THIS PAGE]

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement become effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                   SUBJECT TO COMPLETION, DATED MAY 21, 1998
                HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP.
                                   DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

         The mortgage pass-through certificates (the "Offered Certificates") offered hereby and by supplements hereto (each, a "Prospectus Supplement") will be offered from time to time in one or more series (each, a "Series"). The Offered Certificates of any Series, together with any other mortgage pass-through certificates of such Series, are collectively referred to herein as the "Certificates". Each Series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any Series, the "Trust Fund") consisting of one or more segregated pools of various types of multifamily or commercial mortgage loans (the "Mortgage Loan"), mortgage participations, mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by multifamily or commercial mortgage loans (collectively, the "CMBS") or a combination or Mortgage Loan and /or CMBS (with respect to any Series, collectively, the "Mortgage Assets"). If so specified in the related Prospectus Supplement, some or all of the Mortgage Loans will include assignments of the leases of the related Mortgaged Properties (as defined herein) and/or assignments to the rental payments due from the lessees under such leases (each type of assignment, a "Lease Assignment"). A significant or the sole source of payments on certain Commercial Loans (as defined herein) and, therefore, of distributions on certain Series of Certificates, will be such rent payments. If so specified in the related Prospectus Supplement, the Trust Fund for a Series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any Series, collectively, ("Credit Support"), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any Series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds," "Description of the Certificates" and "Description of Credit Support."

         Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series.
                                                 (cover continued on next page)
                                 --------------

PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE
  OFFERED CERTIFICATES. THE CERTIFICATES OF EACH SERIES WILL NOT REPRESENT AN
   INTEREST IN OR OBLIGATION OF THE DEPOSITOR, ANY MASTER SERVICER, ANY SPECIAL
     SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR ANY ASSETS IN THE RELATED TRUST
        FUND WILL BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY
        OR INSTRUMENTALITY OR BY ANY OTHER PERSON, EXCEPT TO THE EXTENT PROVIDED
          IN THE RELATED PROSPECTUS SUPPLEMENT. THE ASSETS IN EACH TRUST
            FUND WILL BE HELD IN TRUST FOR THE BENEFIT OF THE HOLDERS OF THE
             RELATED SERIES OF CERTIFICATES PURSUANT TO A POOLING AND SERVICING
                AGREEMENT OR A TRUST AGREEMENT, AS MORE FULLY DESCRIBED HEREIN.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
    AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
      THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE RELATED PROSPECTUS
        SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                 --------------

         PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "RISK FACTORS" BEGINNING ON PAGE 17 HEREIN AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATE.

         Prior to issuance there will have been no market for the Certificates of any Series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series.

         Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters as more fully described under "Method of Distribution" herein and the related Prospectus Supplement."

                                 --------------

                  The date of this Prospectus is May 21, 1998

         Each Series of Certificates will consist of one or more classes of Certificates that may (i) provide for the accrual of interest thereon based on fixed, variable or floating rates; (ii) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (v) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such Series; (vi) provide for distributions of principal sequentially, based on specified payment schedules or other methodologies; and/or (vii) provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Certificates. See "Description of the Certificates."

         Principal and interest with respect to Certificates will be distributable monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Certificates of any Series will be made only from the assets of the related Trust Fund.

         The yield on each class of Certificates of a Series will be affected by, among other things, the rate of payment of principal (including prepayments, repurchase and defaults) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described under the caption "Yield Considerations" herein and under the caption "Certain Prepayment, Maturity and Yield Considerations" in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

         All CMBS will have been acquired for inclusion in a Trust Fund in purely secondary transactions from a seller other than the issuer thereof and any of its affiliates. The factors considered by the Registrant in determining that the CMBS have been acquired in purely secondary market transactions include the following: the Depositor's historical relationship with the underlying issuer, whether or not any distribution by the Depositor with respect to other securities of that issuer is presently occurring or being considered, whether the Depositor was involved in the initial distribution of the underlying securities, and the period of time elapsed between initial distribution and the securitization transaction.

         If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as a "real estate mortgage investment conduit" (each, a "REMIC") or a "financial asset securitization investment trust" ("FASIT") for federal income tax purposes. See "Federal Income Tax Consequences" herein.

         Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the Offered Certificates covered by such Prospectus Supplement, whether or not participating in the distribution thereof, may be required to deliver such Prospectus Supplement and this Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus and Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

         No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Offered Certificates or an offer of the Offered Certificates to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

                             PROSPECTUS SUPPLEMENT

         As more particularly described herein, the Prospectus Supplement relating to the Offered Certificates of each Series will, among other things, set forth with respect to such Certificates, as appropriate: (i) a description of the class or classes of Certificates, the payment provisions with respect to each such class and the Pass-Through Rate or method of determining the Pass-Through Rate with respect to each such class; (ii) the aggregate principal amount and distribution dates relating to such Series and, if applicable, the initial and final scheduled distribution dates for each class; (iii) information as to the assets comprising the Trust Fund, including the general characteristics of the assets included therein, including the Mortgage Assets and any Credit Support and Cash Flow Agreements (with respect to the Certificates of any Series, the "Trust Assets"); (iv) the circumstances, if any, under which the Trust Fund may be subject to early termination; (v) additional information with respect to the method of distribution of such Certificates; (vi) whether one or more REMIC elections and/or FASIT elections will be made and designation of the regular interests and residual (or ownership) interests; (vii) the aggregate original percentage ownership interest in the Trust Fund to be evidenced by each class of Certificates;
(viii) information as to any Master Servicer, any Special Servicer (or provision for the appointment thereof) and the Trustee, as applicable; (ix) information as to the nature and extent of subordination with respect to any class of Certificates that is subordinate in right of payment to any other class; and (x) whether such Certificates will be initially issued in definitive or book-entry form.


                             AVAILABLE INFORMATION

         The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (of which this Prospectus forms a part) under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Offered Certificates. This Prospectus and the Prospectus Supplement relating to each Series of Certificates contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W, Washington, D.C. 20549, and at its Regional Offices located as follows: Midwest Regional Office, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661; and Northeast Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Depositor, that file electronically with the Commission.

         To the extent described in the related Prospectus Supplement, some or all of the Mortgage Loans may be secured by an assignment of the lessors' (i.e., the related Mortgagors') rights in one or more leases (each, a "Lease") on the related Mortgaged Property. No Series of Certificates will represent interests in or obligations of any lessee (each, a "Lessee") under a Lease. If indicated, however, in the Prospectus Supplement for a given Series, a significant or the sole source of payments on the Mortgage Loans in such Series, and, therefore, of distributions on such Certificates, will be rental payments due from the Lessees under the Leases. Under such circumstances, prospective investors in the related Series of Certificates may wish to consider publicly available information, if any, concerning the Lessees. Reference should be made to the related Prospectus Supplement for information concerning the Lessees and whether any such Lessees are subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         A Master Servicer or the Trustee will be required to mail to holders of Definitive Certificates (as defined herein) of each Series periodic unaudited reports concerning the related Trust Fund. Unless and until Definitive Certificates are issued, or to the extent provided in the related Prospectus Supplement, such reports will be sent on behalf of the related Trust Fund to Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC") and registered holder of the Offered Certificates, pursuant to the applicable Agreement. Such reports may be available to Beneficial Owners (as defined herein) in the Certificates upon request to their respective DTC

Participants or Indirect Participants (as defined herein). See "Description of the Certificates -- Reports to Certificateholders" and "Description of the Agreements -- Evidence as to Compliance."

         The Depositor will file or cause to be filed with the Commission such periodic reports with respect to each Trust Fund as are required under the Exchange Act, and the rules and regulations of the Commission thereunder. The Depositor intends to make a written request to the staff of the Commission that the staff either (i) issue an order pursuant to Section 12(h) of the Exchange Act exempting the Depositor from certain reporting requirements under the Exchange Act with respect to each Trust Fund or (ii) state that the staff will not recommend that the Commission take enforcement action if the Depositor fulfills its reporting obligations as described in its written request. If such request is granted, the Depositor will file or cause to be filed with the Commission as to each Trust Fund the periodic unaudited reports to holders of the Offered Certificates referenced in the preceding paragraph; however, because of the nature of the Trust Funds, it is unlikely that any significant additional information will be filed. In addition, because of the limited number of Certificateholders expected for each series, the Depositor anticipates that a significant portion of such reporting requirements will be permanently suspended following the first fiscal year for the related Trust Fund.


               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         There are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to a Trust Fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of an offering of Offered Certificates evidencing interests therein. The Depositor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more classes of Offered Certificates, upon written or oral request of such person, a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such classes of such Offered Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to the Depositor should be directed in writing to Heller Financial Commercial Mortgage Asset Corp., 500 West Monroe Street, Chicago, Illinois 60661, Attention: Margaret E. Govern. The Depositor has determined that its financial statements are not material to the offering of any Offered Certificates.

                               TABLE OF CONTENTS


SUMMARY OF PROSPECTUS.............................................................................................8


RISK FACTORS.....................................................................................................17


DESCRIPTION OF THE TRUST FUNDS...................................................................................24

GENERAL..........................................................................................................24

YIELD CONSIDERATIONS.............................................................................................30


THE DEPOSITOR....................................................................................................34


DESCRIPTION OF THE CERTIFICATES..................................................................................34

DISTRIBUTIONS....................................................................................................34
AVAILABLE DISTRIBUTION AMOUNT....................................................................................35
DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES....................................................................35
DISTRIBUTIONS OF PRINCIPAL CERTIFICATES..........................................................................36
COMPONENTS.......................................................................................................36
DISTRIBUTIONS ON THE CERTIFICATES OF PREPAYMENT PREMIUMS OR IN RESPECT OF EQUITY PARTICIPATIONS..................37
ALLOCATION OF LOSSES AND SHORTFALLS..............................................................................37
ADVANCES IN RESPECT OF DELINQUENCIES.............................................................................37
REPORTS TO CERTIFICATEHOLDERS....................................................................................38
TERMINATION......................................................................................................40
BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES..............................................................40

DESCRIPTION OF THE AGREEMENTS....................................................................................43

ASSIGNMENT OF ASSETS, REPURCHASES................................................................................43
REPRESENTATIONS AND WARRANTIES, REPURCHASES......................................................................44
ACCOUNTS.........................................................................................................46
DEPOSITS.........................................................................................................46
DISTRIBUTION ACCOUNT.............................................................................................48
OTHER COLLECTION ACCOUNTS........................................................................................48
COLLECTION AND OTHER SERVICING PROCEDURES........................................................................48
SUB-SERVICERS....................................................................................................49
SPECIAL SERVICER.................................................................................................49
HAZARD INSURANCE POLICIES........................................................................................52
RENTAL INTERRUPTION INSURANCE POLICY.............................................................................52
FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE................................................................53
DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS....................................................................53
RETAINED INTEREST; SERVICING COMPENSATION AND PAYMENT OF EXPENSES................................................53
EVIDENCE AS TO COMPLIANCE........................................................................................54
CERTAIN MATTERS REGARDING EACH SERVICER AND THE DEPOSITOR........................................................54
EVENTS OF DEFAULT................................................................................................55
RIGHTS UPON EVENT OF DEFAULT.....................................................................................55
AMENDMENT........................................................................................................56
THE TRUSTEE......................................................................................................56
DUTIES OF THE TRUSTEE............................................................................................57
CERTAIN MATTERS REGARDING THE TRUSTEE............................................................................57
RESIGNATION AND REMOVAL OF THE TRUSTEE...........................................................................57


                                       5


DESCRIPTION OF CREDIT SUPPORT....................................................................................57

SUBORDINATE CERTIFICATES.........................................................................................58
CROSS-SUPPORT PROVISIONS.........................................................................................58
INSURANCE OR GUARANTEES WITH RESPECT TO THE WHOLE LOANS..........................................................58
LETTER OF CREDIT.................................................................................................59
INSURANCE POLICIES AND SURETY BONDS..............................................................................59
RESERVE FUNDS....................................................................................................59
CREDIT SUPPORT WITH RESPECT TO CMBS..............................................................................60

CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS AND THE LEASES.......................................................60

TYPES OF MORTGAGE INSTRUMENTS....................................................................................60
INTEREST IN REAL PROPERTY........................................................................................61
LEASES AND RENTS.................................................................................................61
PERSONALTY.......................................................................................................61
COOPERATIVE LOANS................................................................................................62
FORECLOSURE......................................................................................................62
BANKRUPTCY LAWS..................................................................................................67
ENVIRONMENTAL LEGISLATION........................................................................................70
DUE-ON-SALE AND DUE-ON-ENCUMBRANCE...............................................................................72
SUBORDINATE FINANCING............................................................................................73
DEFAULT INTEREST, PREPAYMENT CHARGES AND PREPAYMENTS.............................................................73
ACCELERATION ON DEFAULT..........................................................................................73
APPLICABILITY OF USURY LAWS......................................................................................73
CERTAIN LAWS AND REGULATIONS; TYPES OF MORTGAGED PROPERTIES......................................................74
AMERICANS WITH DISABILITIES ACT..................................................................................74
SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940..................................................................75
FORFEITURES IN DRUG AND RICO PROCEEDINGS.........................................................................75

FEDERAL INCOME TAX CONSEQUENCES..................................................................................75

GRANTOR TRUST FUNDS..............................................................................................76
SINGLE CLASS OF GRANTOR TRUST CERTIFICATES.......................................................................76
MULTIPLE CLASSES OF GRANTOR TRUST CERTIFICATES...................................................................79
SALE OR EXCHANGE OF A GRANTOR TRUST CERTIFICATE..................................................................82
NON-U.S. PERSONS.................................................................................................83
INFORMATION REPORTING AND BACKUP WITHHOLDING.....................................................................84
REMICS...........................................................................................................85
TAXATION OF OWNERS OF REMIC......................................................................................94
PROHIBITED TRANSACTIONS AND OTHER TAXES..........................................................................98
LIQUIDATION AND TERMINATION......................................................................................99
ADMINISTRATIVE MATTERS...........................................................................................99
TAX-EXEMPT INVESTORS.............................................................................................99
RESIDUAL CERTIFICATE PAYMENTS TO NON-U.S. PERSONS................................................................99
TAX-RELATED RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATE.............................................100

FASITS..........................................................................................................105

STATE TAX CONSIDERATIONS........................................................................................105


ERISA...........................................................................................................106

PROHIBITED TRANSACTIONS.........................................................................................106
REVIEW BY PLAN FIDUCIARIES......................................................................................107

LEGAL INVESTMENT................................................................................................107


                                       6


METHOD OF DISTRIBUTION..........................................................................................109


LEGAL MATTERS...................................................................................................110


FINANCIAL INFORMATION...........................................................................................110


RATING..........................................................................................................110



                             SUMMARY OF PROSPECTUS

         The following summary of certain pertinent information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such "Series." An Index of Principal Definitions is included at the end of this Prospectus.

Title of Certificates.......................... Mortgage Pass-Through
                                                Certificates, issuable in
                                                Series (the "Certificates").

Depositor...................................... Heller Financial Commercial
                                                Mortgage Asset Corp. (the
                                                "Depositor"). See "The
                                                Depositor."

Master Servicer................................ The master servicer (the
                                                "Master Servicer"), if any, for
                                                each Series of Certificates,
                                                which may be an affiliate of
                                                the Depositor, will be named in
                                                the related Prospectus
                                                Supplement. See "Description of
                                                the Agreements -- Collection
                                                and Other Servicing
                                                Procedures."

Special Servicer............................... The special servicer (the
                                                "Special Servicer"), if any,
                                                for each Series of
                                                Certificates, which may be an
                                                affiliate of the Depositor,
                                                will be named, or the
                                                circumstances in accordance
                                                with which a Special Servicer
                                                will be appointed will be
                                                described, in the related
                                                Prospectus Supplement. See
                                                "Description of the Agreements
                                                -- Special Servicers."

Trustee........................................ The trustee (the "Trustee") for each Series of Certificates
                                                will be named in the related
                                                Prospectus Supplement. See
                                                "Description of the Agreements
                                                -- The Trustee."

Risk Factors................................... Prospective investors should review the information
                                                appearing under the caption
                                                "Risk Factors" beginning on
                                                page 17 herein and such
                                                information as may be set forth
                                                under the caption "Risk
                                                Factors" in the related
                                                Prospectus Supplement before
                                                purchasing any Offered
                                                Certificate.

The Trust Assets............................... Each Series of Certificates
                                                will represent in the aggregate
                                                the entire beneficial ownership
                                                interest in a Trust Fund
                                                consisting of:

(a) Mortgage Assets............................ The Mortgage Assets with respect to each Series of
                                                Certificates will consist of a
                                                pool of multifamily and/or
                                                commercial mortgage loans
                                                (collectively, the "Mortgage
                                                Loans") and/or mortgage
                                                participations, mortgage
                                                pass-through certificates or
                                                other mortgage- backed
                                                securities evidencing interests
                                                in or secured by Mortgage Loans
                                                (collectively, the "CMBS") or a
                                                combination of Mortgage Loans
                                                and CMBS. The Mortgage Loans
                                                will not be guaranteed or
                                                insured by the Depositor or any
                                                of its affiliates or, unless
                                                otherwise provided in the
                                                Prospectus Supplement, by any
                                                governmental agency or
                                                instrumentality or other
                                                person. The CMBS may be
                                                guaranteed or insured by an
                                                affiliate of the Depositor, the
                                                Federal Home Loan Mortgage

                                                Corporation, the Federal
                                                National Mortgage Association,
                                                the Government National
                                                Mortgage Association, or any
                                                other person specified in the
                                                related Prospectus Supplement.
                                                As more specifically described
                                                herein, the Mortgage Loans will
                                                be secured by first or junior
                                                liens on, or security interests
                                                in, properties consisting of
                                                (i) residential properties
                                                consisting of five or more
                                                rental or cooperatively owned
                                                dwelling units (the
                                                "Multifamily Properties") or
                                                (ii) office buildings, retail
                                                properties (including
                                                single-tenant retail
                                                properties), hotels or motels,
                                                health care-related facilities,
                                                industrial properties,
                                                mini-warehouse facilities or
                                                self-storage facilities,
                                                manufactured housing
                                                communities, mixed use or other
                                                types of commercial properties
                                                (the "Commercial Properties").
                                                The term "Mortgaged Properties"
                                                shall refer to Multifamily
                                                Properties or Commercial
                                                Properties, or both.

                                                To the extent described in the
                                                related Prospectus Supplement,
                                                some or all of the Mortgage
                                                Loans may also be secured by an
                                                assignment of one or more
                                                leases (each, a "Lease") of one
                                                or more lessees (each, a
                                                "Lessee") of all or a portion
                                                of the related Mortgaged
                                                Properties. To the extent
                                                specified in the related
                                                Prospectus Supplement, a
                                                significant or the sole source
                                                of payments on certain
                                                Commercial Loans (as defined
                                                herein) will be the rental
                                                payments due under the related
                                                Leases. In certain
                                                circumstances, with respect to
                                                Commercial Properties, the
                                                material terms and conditions
                                                of the related Leases may be
                                                set forth in the related
                                                Prospectus Supplement. See
                                                "Description of the Trust Funds
                                                -- Mortgage Loans -- Leases"
                                                and "Risk Factors -- Limited
                                                Assets" herein.

                                                The Mortgaged Properties may be
                                                located in the United States or
                                                its territories. All Mortgage
                                                Loans will have individual
                                                principal balances at
                                                origination of not less than
                                                $100,000 and original terms to
                                                maturity of not more than 40
                                                years. All Mortgage Loans will
                                                have been originated by persons
                                                other than the Depositor
                                                (including affiliates of the
                                                Depositor), and all Mortgage
                                                Assets will have been
                                                purchased, either directly or
                                                indirectly, by the Depositor on
                                                or before the date of initial
                                                issuance of the related Series
                                                of Certificates. The related
                                                Prospectus Supplement will
                                                indicate if any such persons
                                                are affiliates of the
                                                Depositor.

                                                Each Mortgage Loan may provide
                                                for no accrual of interest or
                                                for accrual of interest thereon
                                                at an interest rate (a
                                                "Mortgage Interest Rate") that
                                                is fixed over its term or that
                                                adjusts from time to time, or
                                                is partially fixed and
                                                partially floating or that may
                                                be converted from a floating to
                                                a fixed Mortgage Interest Rate,
                                                or from a fixed to a floating
                                                Mortgage Interest Rate, from
                                                time to time at the Mortgagor's
                                                election, in each case as
                                                described in the related
                                                Prospectus Supplement. The
                                                floating Mortgage Interest
                                                Rates on the Mortgage Loans in
                                                a Trust Fund may be based on
                                                one or more indices. Each
                                                Mortgage Loan may provide for
                                                scheduled payments to maturity,
                                                payments that adjust from time
                                                to time to accommodate
                                                changes in the Mortgage
                                                Interest Rate or to reflect the
                                                occurrence of certain events,
                                                and may provide for negative
                                                amortization or accelerated
                                                amortization, in each case as
                                                described in the related
                                                Prospectus Supplement. Each
                                                Mortgage Loan may be fully
                                                amortizing or require a balloon
                                                payment due on its stated
                                                maturity date, in each case as
                                                described in the related
                                                Prospectus Supplement. Each
                                                Mortgage Loan may contain
                                                prohibitions on prepayment or
                                                require payment of a premium or
                                                a yield maintenance penalty in
                                                connection with a prepayment,
                                                in each case as described in
                                                the related Prospectus
                                                Supplement. The Mortgage Loans
                                                may provide for payments of
                                                principal, interest or both, on
                                                due dates that occur monthly,
                                                quarterly, semi-annually or at
                                                such other interval as is
                                                specified in the related
                                                Prospectus Supplement. See
                                                "Description of the Trust Funds
                                                -- Assets."

(b) Collection Accounts........................ Each Trust Fund will include one or more accounts
                                                established and maintained on
                                                behalf of the
                                                Certificateholders into which
                                                the person or persons
                                                designated in the related
                                                Prospectus Supplement will, to
                                                the extent described herein and
                                                in such Prospectus Supplement,
                                                deposit all payments and
                                                collections received or
                                                advanced with respect to the
                                                Mortgage Assets and other
                                                assets in the Trust Fund. Such
                                                an account may be maintained as
                                                an interest bearing or a
                                                non-interest bearing account,
                                                and funds held therein may be
                                                held as cash or invested in
                                                certain short-term, investment
                                                grade obligations, in each case
                                                as described in the related
                                                Prospectus Supplement. See
                                                "Description of the Agreements
                                                -- Distribution Account and
                                                Other Collection Accounts."

(c) Credit Support............................. If so provided in the related
                                                Prospectus Supplement, partial
                                                or full protection against
                                                certain defaults and losses on
                                                the Mortgage Assets in the
                                                related Trust Fund may be
                                                provided to one or more classes
                                                of Certificates of the related
                                                Series in the form of
                                                subordination of one or more
                                                other classes of Certificates
                                                of such Series, which other
                                                classes may include one or more
                                                classes of Offered
                                                Certificates, or by one or more
                                                other types of credit support,
                                                such as a letter of credit,
                                                insurance policy, guarantee,
                                                reserve fund or another type of
                                                credit support, or a
                                                combination thereof (any such
                                                coverage with respect to the
                                                Certificates of any Series,
                                                "Credit Support"). The amount
                                                and types of coverage, the
                                                identification of the entity
                                                providing the coverage (if
                                                applicable) and related
                                                information with respect to
                                                each type of Credit Support, if
                                                any, will be described in the
                                                Prospectus Supplement for a
                                                Series of Certificates. The
                                                Prospectus Supplement for any
                                                Series of Certificates
                                                evidencing an interest in a
                                                Trust Fund that includes CMBS
                                                will describe any similar forms
                                                of credit support that are
                                                provided by or with respect to,
                                                or are included as part of the
                                                trust fund evidenced by or
                                                providing security for, such
                                                CMBS. See "Risk Factors --
                                                Credit Support Limitations" and
                                                "Description of Credit
                                                Support."

(d) Cash Flow Agreement........................ If so provided in the related
                                                Prospectus Supplement, the
                                                Trust Fund may include
                                                guaranteed investment contracts
                                                pursuant to which moneys held
                                                in the funds and accounts
                                                established for the related
                                                Series will be invested at a
                                                specified rate. The Trust Fund
                                                may also include certain other
                                                agreements, such as interest
                                                rate exchange agreements,
                                                interest rate cap or floor
                                                agreements, currency exchange
                                                agreements or similar
                                                agreements provided to reduce
                                                the effects of interest rate or
                                                currency exchange rate
                                                fluctuations on the Mortgage
                                                Assets of one or more classes
                                                of Certificates. The principal
                                                terms of any such guaranteed
                                                investment contract or other
                                                agreement (any such agreement,
                                                a "Cash Flow Agreement"),
                                                including, without limitation,
                                                provisions relating to the
                                                timing, manner and amount of
                                                payments thereunder and
                                                provisions relating to the
                                                termination thereof, will be
                                                described in the Prospectus
                                                Supplement for the related
                                                Series. In addition, the
                                                related Prospectus Supplement
                                                will provide certain
                                                information with respect to the
                                                obligor under any such Cash
                                                Flow Agreement. The Prospectus
                                                Supplement for any Series of
                                                Certificates evidencing an
                                                interest in a Trust Fund that
                                                includes CMBS will describe any
                                                cash flow agreements that are
                                                included as part of the trust
                                                fund evidenced by or providing
                                                security for such CMBS. See
                                                "Description of the Trust Funds
                                                -- Cash Flow Agreements."

Description of Certificates.................... Each Series of Certificates
                                                evidencing an interest in a
                                                Trust Fund that includes
                                                Mortgage Loans as part of its
                                                assets will be issued pursuant
                                                to a pooling and servicing
                                                agreement, and each Series of
                                                Certificates evidencing an
                                                interest in a Trust Fund that
                                                does not include Mortgage Loans
                                                will be issued pursuant to a
                                                trust agreement. To the extent
                                                specified in the Prospectus
                                                Supplement, the Mortgage Loans
                                                shall be serviced pursuant to a
                                                pooling and servicing
                                                agreement. Pooling and
                                                servicing agreements and trust
                                                agreements are referred to
                                                herein as the "Agreements".
                                                Each Series of Certificates
                                                will include one or more
                                                classes. Each Series of
                                                Certificates (including any
                                                class or classes of
                                                Certificates of such Series not
                                                offered hereby) will represent
                                                in the aggregate the entire
                                                beneficial ownership interest
                                                in the Trust Fund. Each class
                                                of Certificates (other than
                                                certain Stripped Interest
                                                Certificates, as defined below)
                                                will have a stated principal
                                                amount (a "Certificate
                                                Balance") and (other than
                                                certain Stripped Principal
                                                Certificates, as defined
                                                below), will accrue interest
                                                thereon based on a fixed,
                                                variable or floating interest
                                                rate (a "Pass-Through Rate").
                                                The related Prospectus
                                                Supplement will specify the
                                                Certificate Balance, if any,
                                                and the Pass-Through Rate, if
                                                any, for each class of
                                                Certificates or, in the case of
                                                a variable or floating
                                                Pass-Through Rate, the method
                                                for determining the
                                                Pass-Through Rate.

Distributions on Certificates.................. Each Series of Certificates
                                                will consist of one or more
                                                classes of Certificates that
                                                may (i) provide for the accrual
                                                of interest thereon based on
                                                fixed, variable or floating
                                                rates; (ii) be senior
                                                (collectively, "Senior
                                                Certificates") or subordinate

                                                (collectively, "Subordinate
                                                Certificates") to one or more
                                                other classes of Certificates
                                                in respect of certain
                                                distributions on the
                                                Certificates; (iii) be entitled
                                                to principal distributions,
                                                with disproportionately low,
                                                nominal or no interest
                                                distributions (collectively,
                                                "Stripped Principal
                                                Certificates"); (iv) be
                                                entitled to interest
                                                distributions, with
                                                disproportionately low, nominal
                                                or no principal distributions
                                                (collectively, "Stripped
                                                Interest Certificates"); (v)
                                                provide for distributions of
                                                accrued interest thereon
                                                commencing only following the
                                                occurrence of certain events,
                                                such as the retirement of one
                                                or more other classes of
                                                Certificates of such Series
                                                (collectively, "Accrual
                                                Certificates"); (vi) provide
                                                for distributions of principal
                                                sequentially, based on
                                                specified payment schedules or
                                                other methodologies; and/or
                                                (vii) provide for distributions
                                                based on a combination of two
                                                or more components thereof with
                                                one or more of the
                                                characteristics described in
                                                this paragraph, including a
                                                Stripped Principal Certificate
                                                component and a Stripped
                                                Interest Certificate component,
                                                to the extent of available
                                                funds, in each case as
                                                described in the related
                                                Prospectus Supplement. Any such
                                                classes may include classes of
                                                Offered Certificates. With
                                                respect to Certificates with
                                                two or more components,
                                                references herein to
                                                Certificate Balance, notional
                                                amount and Pass-Through Rate
                                                refer to the principal balance,
                                                if any, notional amount, if
                                                any, and the Pass-Through Rate,
                                                if any, for any such component.

                                                The Certificates will not be
                                                guaranteed or insured by the
                                                Depositor or any of its
                                                affiliates, by any governmental
                                                agency or instrumentality or by
                                                any other person, unless
                                                otherwise provided in the
                                                related Prospectus Supplement.
                                                See "Risk Factors -- Limited
                                                Assets" and "Description of the
                                                Certificates."

(a) Interest................................... Interest on each class of
                                                Offered Certificates (other
                                                than Stripped Principal
                                                Certificates and certain
                                                classes of Stripped Interest
                                                Certificates) of each Series
                                                will accrue at the applicable
                                                Pass-Through Rate on the
                                                outstanding Certificate Balance
                                                thereof and will be distributed
                                                to Certificateholders as
                                                provided in the related
                                                Prospectus Supplement (each of
                                                the specified dates on which
                                                distributions are to be made, a
                                                "Distribution Date").
                                                Distributions with respect to
                                                interest on Stripped Interest
                                                Certificates may be made on
                                                each Distribution Date on the
                                                basis of a notional amount as
                                                described in the related
                                                Prospectus Supplement.
                                                Distributions of interest with
                                                respect to one or more classes
                                                of Certificates may be reduced
                                                to the extent of certain
                                                delinquencies, losses,
                                                prepayment interest shortfalls,
                                                and other contingencies
                                                described herein and in the
                                                related Prospectus Supplement.
                                                Stripped Principal Certificates
                                                with no stated Pass-Through
                                                Rate will not accrue interest.
                                                See "Risk Factors --
                                                Prepayments and Effect on
                                                Average Life of Certificates
                                                and Yields," "Yield
                                                Considerations" and
                                                "Description of the
                                                Certificates -- Distributions
                                                of Interest on the
                                                Certificates."

(b) Principal.................................. The Certificates of each Series initially will have an
                                                aggregate Certificate Balance
                                                no greater than the outstanding
                                                principal balance of the
                                                Mortgage Assets as of, unless
                                                the related Prospectus
                                                Supplement provides otherwise,
                                                the close of business on the
                                                first day of the month of
                                                formation of the related Trust
                                                Fund (the "Cut-Off Date"),
                                                after application of scheduled
                                                payments due on or before such
                                                date, whether or not received.
                                                The Certificate Balance of a
                                                Certificate outstanding from
                                                time to time represents the
                                                maximum amount that the holder
                                                thereof is then entitled to
                                                receive in respect of principal
                                                from future cash flow on the
                                                assets in the related Trust
                                                Fund. To the extent provided in
                                                the related Prospectus
                                                Supplement, distributions of
                                                principal will be made on each
                                                Distribution Date to the class
                                                or classes of Certificates
                                                entitled thereto until the
                                                Certificate Balances of such
                                                Certificates have been reduced
                                                to zero. To the extent
                                                specified in the related
                                                Prospectus Supplement,
                                                distributions of principal of
                                                any class of Certificates will
                                                be made on a pro rata basis
                                                among all of the Certificates
                                                of such class or by random
                                                selection, as described in the
                                                related Prospectus Supplement
                                                or otherwise established by the
                                                related Trustee. Stripped
                                                Interest Certificates with no
                                                Certificate Balance will not
                                                receive distributions in
                                                respect of principal. See
                                                "Description of the
                                                Certificates -- Distributions
                                                of Principal of the
                                                Certificates."

Advances....................................... To the extent provided in the related Prospectus Supplement,
                                                the Special Servicer or the
                                                Master Servicer (each, a
                                                "Servicer") will be obligated
                                                as part of its servicing
                                                responsibilities to make
                                                certain advances with respect
                                                to delinquent scheduled
                                                payments on the Whole Loans in
                                                such Trust Fund which it deems
                                                recoverable. Any such advances
                                                will be made under and subject
                                                to any determinations or
                                                conditions set forth in the
                                                related Prospectus Supplement.
                                                Neither the Depositor nor any
                                                of its affiliates will have any
                                                responsibility to make such
                                                advances. Advances made by a
                                                Master Servicer are
                                                reimbursable generally from
                                                subsequent recoveries in
                                                respect of such Whole Loans and
                                                otherwise to the extent
                                                described herein and in the
                                                related Prospectus Supplement.
                                                If and to the extent provided
                                                in the Prospectus Supplement
                                                for any Series, each Servicer
                                                will be entitled to receive
                                                interest on its outstanding
                                                advances, payable from amounts
                                                in the related Trust Fund. The
                                                Prospectus Supplement for any
                                                Series of Certificates
                                                evidencing an interest in a
                                                Trust Fund that includes CMBS
                                                will describe any corresponding
                                                advancing obligation of any
                                                person in connection with such
                                                CMBS. See "Description of the
                                                Certificates -- Advances in
                                                Respect of Delinquencies."

Termination.................................... If so specified in the related
                                                Prospectus Supplement, a Series
                                                of Certificates may be subject
                                                to optional early termination
                                                through the repurchase of the
                                                Mortgage Assets in the related
                                                Trust Fund by the party
                                                specified therein, under the
                                                circumstances and in the manner
                                                set forth therein. If so
                                                provided in the related
                                                Prospectus Supplement, upon the
                                                reduction of the Certificate
                                                Balance of a specified class or
                                                classes of Certificates to a
                                                specified percentage or amount
                                                (generally not to exceed 10% of
                                                the principal balance of the
                                                remaining Mortgage Assets) or
                                                on and after a date specified
                                                in such Prospectus Supplement,
                                                the party specified therein
                                                will solicit bids for the
                                                purchase of all of the Mortgage
                                                Assets of the Trust Fund, or of
                                                a sufficient portion of such
                                                Mortgage Assets to retire such
                                                class or classes, or purchase
                                                such Mortgage Assets at a price
                                                set forth in the related
                                                Prospectus Supplement. In
                                                addition, if so provided in the
                                                related Prospectus Supplement,
                                                certain classes of Certificates
                                                may be purchased subject to
                                                similar conditions. See
                                                "Description of the
                                                Certificates -- Termination."

Registration of Certificates................... If so provided in the related
                                                Prospectus Supplement, one or
                                                more classes of the Offered
                                                Certificates will initially be
                                                represented by one or more
                                                Certificates registered in the
                                                name of Cede & Co., as the
                                                nominee of DTC. No person
                                                acquiring an interest in
                                                Offered Certificates so
                                                registered will be entitled to
                                                receive a definitive
                                                certificate representing such
                                                person's interest except in the
                                                event that definitive
                                                certificates are issued under
                                                the limited circumstances
                                                described herein. See "Risk
                                                Factors -- Book-Entry
                                                Registration" and "Description
                                                of the Certificates --
                                                Book-Entry Registration and
                                                Definitive Certificates."

Tax Status of the Certificates................. The Certificates of each Series will constitute either (i)
                                                "regular interests" ("REMIC
                                                Regular Certificates") and a
                                                single class of "residual
                                                interests" ("REMIC Residual
                                                Certificates") in a Trust Fund
                                                or a portion of a Trust Fund
                                                that is treated as a real
                                                estate mortgage investment
                                                conduit ("REMIC") under
                                                Sections 860A through 860G of
                                                the Internal Revenue Code of
                                                1986, as amended (the "Code"),
                                                (ii) interests ("Grantor Trust
                                                Certificates") in a Trust Fund
                                                treated as a grantor trust
                                                under applicable provisions of
                                                the Code, or (iii) "regular
                                                interests" ("FASIT Regular
                                                Certificates") and a single
                                                class of "ownership interests"
                                                ("FASIT Ownership
                                                Certificates") in a Trust Fund
                                                or portion of a Trust Fund
                                                treated as a "financial asset
                                                securitization investment
                                                trust" (a "FASIT") under
                                                Sections 860H through 860L of
                                                the Code.

                                                Additionally, the Trust Fund
                                                may elect to be treated as a
                                                partnership (the "Partnership")
                                                or, if the Trust Fund has only
                                                one ownership interest, as a
                                                branch of the sole owner of the
                                                Trust Fund's assets for federal
                                                income tax purposes, in which
                                                case the Certificates of such
                                                Series will consist of debt
                                                securities issued by the
                                                partnership (or sole owner)
                                                (the "Notes") and partnership
                                                interests ("Partnership
                                                Interest") in the Partnership
                                                (or the ownership interest in
                                                the Trust Fund).

(a) REMIC...................................... REMIC Regular Certificates
                                                generally will be treated as
                                                debt obligations of the
                                                applicable REMIC for federal
                                                income tax purposes. Certain
                                                REMIC Regular Certificates may
                                                be issued
                                                with original issue discount
                                                for federal income tax
                                                purposes. See "Federal Income
                                                Tax Consequences--REMICs"
                                                herein and in the related
                                                Prospectus Supplement.

                                                The Offered Certificates will
                                                be treated as (i) assets
                                                described in section
                                                7701(a)(19)(C) of the Code and
                                                (ii) "real estate assets"
                                                within the meaning of section
                                                856(c)(5)(B) of the Code, in
                                                each case to the extent
                                                described herein and in the
                                                related Prospectus Supplement.
                                                See "Federal Income Tax
                                                Consequences--REMICs" herein
                                                and in the related Prospectus
                                                Supplement.


(b) Grantor Trust.............................. If no election is made to treat the Trust Fund relating to a
                                                Series of Certificates as a
                                                REMIC, a FASIT, a partnership
                                                or a branch of the Depositor,
                                                the Trust Fund will be
                                                classified as a grantor trust
                                                and not as an association
                                                taxable as a corporation for
                                                federal income tax purposes,
                                                and therefore holders of
                                                Certificates will be treated as
                                                the owners of undivided pro
                                                rata interests in the Mortgage
                                                Pool or pool of securities and
                                                any other assets held by the
                                                Trust Fund. See "Federal Income
                                                Tax Consequences--Grantors
                                                Trust" herein and in the
                                                related Prospectus Supplement.

(c) FASIT...................................... FASIT Regular Certificates will be treated as debt obligations
                                                of the issuing FASIT for
                                                federal income tax purposes for
                                                each tax year a FASIT election
                                                is in effect and the Trust Fund
                                                or portion of the Trust Fund
                                                for which a FASIT election has
                                                been made (the "Trust FASIT")
                                                meets certain tests described
                                                in Code sections 860H through
                                                860L, the legislative history
                                                of the Small Business Job
                                                Protection Act of 1996 and the
                                                Taxpayer Relief Act of 1997
                                                pertaining thereto (the "FASIT
                                                Provisions") and in any
                                                Treasury regulations that may
                                                have been issued under the
                                                FASIT Provisions that, by
                                                reason of their effective date,
                                                would apply to the Trust FASIT
                                                and the Certificates. No
                                                Treasury regulations have been
                                                issued in proposed, temporary
                                                or final form, and no other
                                                Internal Revenue Service
                                                guidance has been issued under
                                                the FASIT Provisions to date.
                                                See "Federal Income Tax
                                                Consequences--FASITs" herein
                                                and in the related Prospectus
                                                Supplement. Prospective
                                                investors are urged to consult
                                                their own tax advisors
                                                regarding an investment in
                                                FASIT Certificates.

(d) Partnership................................ The Trust may elect to be treated for federal income tax
                                                purposes as a partnership (the
                                                "Trust Partnership") or as a
                                                branch of the Depositor. The
                                                material federal income tax
                                                consequences of either such
                                                election and of ownership of
                                                Certificates of the related
                                                Series will be described in the
                                                Prospectus Supplement.

                                                Investors are urged to consult
                                                their tax advisors and to
                                                review "Federal Income Tax
                                                Consequences" herein and in the
                                                related Prospectus Supplement.

ERISA Considerations........................... A fiduciary of an employee benefit plan and certain other
                                                retirement plans and
                                                arrangements, including
                                                individual retirement accounts,
                                                annuities, Keogh plans, and
                                                collective investment funds and
                                                separate accounts in which such
                                                plans, accounts, annuities or
                                                arrangements are invested and
                                                any entity whose underlying
                                                assets include assets of such a
                                                plan by reason of any such
                                                plan's investment in the
                                                entity, that is subject to the
                                                Employee Retirement Income
                                                Security Act of 1974, as
                                                amended ("ERISA"), or Section
                                                4975 of the Code should
                                                carefully review with its legal
                                                advisors whether the purchase
                                                or holding of Offered
                                                Certificates could give rise to
                                                a transaction that is
                                                prohibited or is not otherwise
                                                permissible either under ERISA
                                                or Section 4975 of the Code.
                                                See "ERISA Considerations"
                                                herein and in the related
                                                Prospectus Supplement. Certain
                                                classes of Certificates may not
                                                be transferred unless the
                                                Trustee and the Depositor are
                                                furnished with a letter of
                                                representations or an opinion
                                                of counsel to the effect that
                                                such transfer will not result
                                                in a violation of the
                                                prohibited transaction
                                                provisions of ERISA and the
                                                Code and will not subject the
                                                Trustee, the Depositor or the
                                                Master Servicer to additional
                                                obligations. See "Description
                                                of the Certificates -- General"
                                                and "ERISA Considerations."

Legal Investment............................... The related Prospectus
                                                Supplement will specify whether
                                                the Offered Certificates will
                                                constitute "mortgage related
                                                securities" for purposes of the
                                                Secondary Mortgage Market
                                                Enhancement Act of 1984.
                                                Investors whose investment
                                                authority is subject to legal
                                                restrictions should consult
                                                their own legal advisors to
                                                determine whether and to what
                                                extent the Offered Certificates
                                                constitute legal investments
                                                for them. See "Legal
                                                Investment" herein and in the
                                                related Prospectus Supplement.

Rating......................................... At the date of issuance, as to each Series, each class of
                                                Offered Certificates will be
                                                rated not lower than investment
                                                grade by one or more nationally
                                                recognized statistical rating
                                                agencies (each, a "Rating
                                                Agency"). See "Rating" herein
                                                and in the related Prospectus
                                                Supplement.

                                                A security rating is not a
                                                recommendation to buy, sell or
                                                hold securities and may be
                                                subject to revision or
                                                withdrawal at any time by the
                                                assigning rating organization.

                                  RISK FACTORS

         Investors should consider, in connection with the purchase of Offered Certificates, among other things, the following factors and certain other factors as may be set forth in "Risk Factors" in the related Prospectus Supplement.

LIMITED LIQUIDITY

         There can be no assurance that a secondary market for the Certificates of any Series will develop or, if it does develop, that it will provide holders with liquidity of investment or will continue while Certificates of such Series remain outstanding. Any such secondary market may provide less liquidity to investors than any comparable market for securities evidencing interests in single family mortgage loans. The market value of Certificates will fluctuate with changes in prevailing rates of interest. Consequently, sale of Certificates by a holder in any secondary market that may develop may be at a discount from 100% of their original principal balance or from their purchase price. Furthermore, secondary market purchasers may look only hereto, to the related Prospectus Supplement and to the reports to Certificateholders delivered pursuant to the related Agreement as described herein under the heading "Description of the Certificates -- Reports to Certificateholders," "--Book-Entry Registration and Definitive Certificates" and "Description of the Agreements -- Evidence as to Compliance" for information concerning the Certificates. Except to the extent described herein and in the related Prospectus Supplement, Certificateholders will have no redemption rights and the Certificates are subject to early retirement only under certain specified circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates -- Termination."

LIMITED ASSETS

         The Certificates will not represent an interest in or obligation of the Depositor, any Servicer, or any of their affiliates. The only obligations with respect to the Certificates or the Mortgage Assets will be the obligations (if any) of the Depositor (or, if otherwise provided in the related Prospectus Supplement, the person identified therein as the person making certain representations and warranties with respect to the Mortgage Loans, as applicable, the "Warranting Party") pursuant to certain limited representations and warranties made with respect to the Mortgage Loans. Since certain representations and warranties with respect to the Mortgage Assets may have been made and/or assigned in connection with transfers of such Mortgage Assets prior to the Closing Date, the rights of the Trustee and the Certificateholders with respect to such representations or warranties will be limited to their rights as an assignee thereof. Unless otherwise specified in the related Prospectus Supplement, none of the Depositor, any Servicer or any affiliate thereof will have any obligation with respect to representations or warranties made by any other entity. Unless otherwise specified in the related Prospectus Supplement, neither the Certificates nor the underlying Mortgage Assets will be guaranteed or insured by any governmental agency or instrumentality, or by the Depositor, any Servicer or any of their affiliates. Proceeds of the assets included in the related Trust Fund for each Series of Certificates (including the Mortgage Assets and any form of credit enhancement) will be the sole source of payments on the Certificates, and there will be no recourse to the Depositor or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the Certificates.

         Unless otherwise specified in the related Prospectus Supplement, a Series of Certificates will not have any claim against or security interest in the Trust Funds for any other Series. If the related Trust Fund is insufficient to make payments on such Certificates, no other assets will be available for payment of the deficiency. Additionally, certain amounts remaining in certain funds or accounts, including the Distribution Account, the Collection Account and any accounts maintained as Credit Support, may be withdrawn under certain conditions, as described in the related Prospectus Supplement. In the event of such withdrawal, such amounts will not be available for future payment of principal of or interest on the Certificates. If so provided in the Prospectus Supplement for a Series of Certificates consisting of one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Trust Assets have been incurred, the amount of such losses or shortfalls will be borne first by one or more classes of the Subordinate Certificates, and, thereafter, by the remaining classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.

PREPAYMENTS AND EFFECT ON AVERAGE LIFE OF CERTIFICATES AND YIELDS

         Prepayments (including those caused by defaults) on the Mortgage Assets in any Trust Fund generally will result in a faster rate of principal payments on one or more classes of the related Certificates than if payments on such Mortgage Assets were made as scheduled. Thus, the prepayment experience on the Mortgage Assets may affect the weighted average life of each class of related Certificates. Any changes in weighted average life may adversely affect the yield to holders of the Certificates. Prepayments resulting in a shortening of the weighted average life of a Class of Certificates may be made at a time of low interest rates when a holder may be unable to reinvest the resulting payments of principal on its Certificates at a rate comparable to the rate at which interest is payable on such Certificates, while delays and extensions resulting in a lengthening of such weighted average life may occur at a time of high interest rates when a holder may have been able to reinvest principal payments that would otherwise have been received by it at higher rates. The rate of principal payments on pools of mortgage loans varies between pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. There can be no assurance as to the rate of prepayment on the Mortgage Assets in any Trust Fund or that the rate of payments will conform to any model described herein or in any Prospectus Supplement. If prevailing interest rates fall significantly below the applicable mortgage interest rates, principal prepayments are likely to be higher than if prevailing rates remain at or above the rates borne by the Mortgage Loans underlying or comprising the Mortgage Assets in any Trust Fund. As a result, the actual maturity of any class of Certificates could occur significantly earlier than expected. A Series of Certificates may include one or more classes of Certificates with priorities of payment and, as a result, yields on other classes of Certificates, including classes of Offered Certificates, of such Series may be more sensitive to prepayments on Mortgage Assets. A Series of Certificates may include one or more classes offered at a significant premium or discount. Yields on such classes of Certificates will be sensitive, and in some cases extremely sensitive, to prepayments on Mortgage Assets and, where the amount of interest payable with respect to a class is disproportionately high, as compared to the amount of principal, as with certain classes of Stripped Interest Certificates, a holder might, in some prepayment scenarios, fail to recoup its original investment. A Series of Certificates may include one or more classes of Certificates, including classes of Offered Certificates, that provide for distribution of principal thereof from amounts attributable to interest accrued but not currently distributable on one or more classes of Accrual Certificates and, as a result, yields on such Certificates will be sensitive to (a) the provisions of such Accrual Certificates relating to the timing of distributions of interest thereon and
(b) if such Accrual Certificates accrue interest at a variable or floating Pass-Through Rate, changes in such rate. See "Yield Considerations" herein and, if applicable, in the related Prospectus Supplement.

LIMITED NATURE OF RATINGS

         Any rating assigned by a Rating Agency to a class of Certificates will reflect such Rating Agency's assessment solely of the likelihood that holders of Certificates of such class will receive payments to which such Certificateholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments (including those caused by defaults) on the related Mortgage Assets will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Certificates. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Certificate at a significant premium might fail to recoup its initial investment under certain prepayment scenarios. Each Prospectus Supplement will identify any payment to which holders of Offered Certificates of the related Series are entitled that is not covered by the applicable rating.

         The amount, type and nature of credit support, if any, established with respect to a Series of Certificates will be determined on the basis of criteria established by each Rating Agency rating classes of such Series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit support required with respect to each such class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Mortgage Assets. No assurance can be given that values of any Mortgaged Properties have remained or will remain at their levels on the respective dates of origination of the related Mortgage Loans. Moreover, there is no assurance that appreciation of real estate values generally will limit loss experiences on the Mortgaged Properties. If the commercial or multifamily residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans underlying or comprising the Mortgage Assets in a particular Trust Fund and any secondary financing on the related Mortgaged Properties become equal to or greater than the value of the Mortgaged Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced by institutional lenders. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by Mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by the Credit Support, if any, described in the related Prospectus Supplement, such losses will be borne, at least in part, by the holders of one or more classes of the Certificates of the related Series. See "Description of Credit Support" and "Rating."

DELINQUENCY AND DEFAULT RISKS OF MULTIFAMILY AND COMMERCIAL MORTGAGE LOANS; DEPENDENCE ON OPERATIONS

         Mortgage loans made with respect to multifamily or commercial property may entail risks of delinquency and foreclosure, and risks of loss in the event thereof, that are greater than similar risks associated with single family property. See "Description of the Trust Funds -- Assets." The ability of a Mortgagor to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than any independent income or assets of the Mortgagor; thus, the value of an income-producing property is directly related to the net operating income derived from such property. In contrast, the ability of a Mortgagor to repay a single family loan typically is dependent primarily upon the Mortgagor's household income, rather than the capacity of the property to produce income; thus, other than in geographical areas where employment is dependent upon a particular employer or an industry, the Mortgagor's income tends not to reflect directly the value of such property. A decline in the net operating income of an income-producing property will likely affect both the performance of the related loan as well as the liquidation value of such property, whereas a decline in the income of a Mortgagor on a single family property will likely affect the performance of the related loan but may not affect the liquidation value of such property. Moreover, a decline in the value of a Mortgaged Property will increase the risk of loss particularly with respect to any related junior Mortgage Loan. See "--Junior Mortgage Loans."

         The performance of a mortgage loan secured by an income-producing property leased by the Mortgagor to tenants as well as the liquidation value of such property may be dependent upon the business operated by such tenants in connection with such property, the creditworthiness of such tenants or both; the risks associated with such loans may be offset by the number of tenants or, if applicable, a diversity of types of business operated by such tenants.

         It is anticipated that a substantial portion of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable, as to which, in the event of Mortgagor default, recourse may be had only against the specific property and such other assets, if any, as have been pledged to secure the related Mortgage Loan. With respect to those Mortgage Loans that provide for recourse against the Mortgagor and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property.

         Further, the concentration of default, foreclosure and loss risks in individual Mortgagors or Mortgage Loans in a particular Trust Fund or the related Mortgaged Properties will generally be greater than for pools of single family loans both because the Mortgage Assets in a Trust Fund will generally consist of a smaller number of loans than would a single family pool of comparable aggregate unpaid principal balance and because of the higher principal balance of individual Mortgage Loans. Mortgage Assets in a Trust Fund may consist of only a single or limited number of Mortgage Loans and/or relate to Leases to only a single Lessee or a limited number of Lessees.

         If applicable, certain legal aspects of the Mortgage Loans for a Series of Certificates may be described in the related Prospectus Supplement. In particular, if the Mortgage Assets in a Trust Fund include any Mortgage Loans secured by Mortgaged Properties located outside the United States, the related Prospectus Supplement will set forth any material risks arising therefrom (including political, economic and legal risks) to the extent applicable. See also "Certain Legal Aspects of the Mortgage Loans and the Leases" herein.

         If so described in the related Prospectus Supplement, each Mortgagor under a Commercial Loan may be an entity created by the owner or purchaser of the related Commercial Property solely to own or purchase such property, in part to isolate the property from the debts and liabilities of such owner or purchaser. To the extent specified in the related Prospectus Supplement, each such Commercial Loan will represent a nonrecourse obligation of the related Mortgagor secured by the lien of the related Mortgage and the related Lease Assignments. Whether or not such loans are recourse or nonrecourse obligations, it is not expected that the Mortgagors will have any significant assets other than the Commercial Properties and the related Leases, which will be pledged to the Trustee under the related Agreement. Therefore, the payment of amounts due on any such Commercial Loans, and, consequently, the payment of principal of and interest on the related Certificates, will depend primarily or solely on rental payments by the Lessees. Such rental payments will, in turn, depend on continued occupancy by, and/or the creditworthiness of, such Lessees, which in either case may be adversely affected by a general economic downturn or an adverse change in their financial condition. Moreover, to the extent a Commercial Property was designed for the needs of a specific type of tenant (e.g., a nursing home, hotel or motel), the value of such property in the event of a default by the Lessee or the early termination of such Lease may be adversely affected because of difficulty in re-leasing the property to a suitable substitute lessee or, if re-leasing to such a substitute is not possible, because of the cost of altering the property for another more marketable use. As a result, without the benefit of the Lessee's continued support of the Commercial Property, and absent significant amortization of the Commercial Loan, if such loan is foreclosed on and the Commercial Property is liquidated following a lease default, the net proceeds might be insufficient to cover the outstanding principal and interest owing on such loan, thereby increasing the risk that holders of the Certificates will suffer some loss.

BALLOON PAYMENTS

         Certain of the Mortgage Loans as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity (the "Balloon Mortgage Loans"). Mortgage Loans with balloon payments involve a greater degree of risk because the ability of a Mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related Mortgaged Property. The ability of a Mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage interest rates at the time of sale or refinancing, the Mortgagor's equity in the related Mortgaged Property, the financial condition and operating history of the Mortgagor and the related Mortgaged Property, tax laws, rent control laws (with respect to certain Multifamily Properties and manufactured housing communities), reimbursement rates (with respect to certain nursing homes), renewability of operating licenses, prevailing general economic conditions and the availability of credit for commercial or multifamily real properties, as the case may be, generally.

HYPER-AMORTIZATION LOANS

         Certain of the Mortgage Loans (the "Hyper-Amortization Loans") as of the Cut-Off Date may permit increases in the Mortgage Interest Rate and principal amortization at a date (the "Hyper-Amortization Date") prior to stated maturity, creating an incentive for the related borrower to prepay the loan. Such prepayment may adversely affect the yield to maturity realized by an investor on its Certificates. It is anticipated that Borrowers of Hyper-Amortization Loans will prepay such loans on the Hyper-Amortization Date. See "Yield Considerations" herein and, if applicable, in the related Prospectus Supplement.

JUNIOR MORTGAGE LOANS

         To the extent specified in the related Prospectus Supplement, certain of the Mortgage Loans may be secured primarily by junior mortgages. In the case of liquidation, Mortgage Loans secured by junior mortgages are entitled to satisfaction from proceeds that remain from the sale of the related Mortgaged Property after the mortgage loans senior to such Mortgage Loans have been satisfied. If there are not sufficient funds to satisfy such junior Mortgage Loans and senior mortgage loans, such Mortgage Loans would suffer a loss and, accordingly, one or more classes of Certificates would bear such loss. Therefore, any risks of deficiencies associated with first Mortgage Loans will be greater with respect to junior Mortgage Loans. See "--Risks Associated with Mortgage Loans and Mortgaged Properties."

OBLIGOR DEFAULT

         If so specified in the related Prospectus Supplement, in order to maximize recoveries on defaulted Whole Loans, a Master Servicer or a Special Servicer will be permitted (within prescribed parameters) to extend and modify Whole Loans that are in default or as to which a payment default is imminent, including in particular with respect to balloon payments. In addition, a Master Servicer or a Special Servicer may receive a workout fee based on receipts from or proceeds of such Whole Loans. While any such entity generally will be required to determine that any such extension or modification is reasonably likely to produce a greater recovery on a present value basis than liquidation, there can be no assurance that such flexibility with respect to extensions or modifications or payment of a workout fee will increase the present value of receipts from or proceeds of Whole Loans that are in default or as to which a payment default is imminent. Additionally, if so specified in the related Prospectus Supplement, certain of the Mortgage Loans included in the Mortgage Pool for a Series may have been subject to workouts or similar arrangements following periods of delinquency and default.

MORTGAGOR TYPE

         Mortgage Loans made to partnerships, corporations or other entities may entail risks of loss from delinquency and foreclosure that are greater than those of Mortgage Loans made to individuals. The Mortgagor's sophistication and form of organization may increase the likelihood of protracted litigation or bankruptcy in default situations.

CREDIT SUPPORT LIMITATIONS

         The Prospectus Supplement for a Series of Certificates will describe any Credit Support in the related Trust Fund, which may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or combinations thereof. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses or risks; for example, Credit Support may or may not cover fraud or negligence by a mortgage loan originator or other parties.

         A Series of Certificates may include one or more classes of Subordinate Certificates (which may include Offered Certificates), if so provided in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of Certificates of a Series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related Credit Support may be exhausted before the principal of the lower priority classes of Certificates of such Series has been repaid. As a result, the impact of significant losses and shortfalls on the Trust Assets may fall primarily upon those classes of Certificates having a lower priority of payment. Moreover, if a form of Credit Support covers more than one Series of Certificates (each, a "Covered Trust"), holders of Certificates evidencing an interest in a Covered Trust will be subject to the risk that such Credit Support will be exhausted by the claims of other Covered Trusts.

         The amount of any applicable Credit Support supporting one or more classes of Offered Certificates, including the subordination of one or more classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates based on an assumed level of defaults, delinquencies, other losses or other factors. There can, however, be no assurance that the loss experience on the related Mortgage Assets will not exceed such assumed levels. See "--Limited Nature of Ratings," "Description of the Certificates" and "Description of Credit Support."

         Regardless of the form of credit enhancement provided, the amount of coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula. The Master Servicer may be permitted to reduce, terminate or substitute all or a portion of the credit enhancement for any Series of Certificates, if the applicable Rating Agency indicates that the then-current rating thereof will not be adversely affected. The rating of any Series of Certificates by any applicable Rating Agency may be lowered following the initial issuance thereof as a result of the downgrading of the obligations of any applicable credit support provider, or as a result of losses on the related Mortgage Assets substantially in excess of the levels contemplated by such Rating Agency at the time of its initial rating analysis. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation to replace or supplement any credit enhancement, or to take any other action to maintain any rating of any Series of Certificates.

ENFORCEABILITY

         Mortgages may contain a due-on-sale clause, which permits the lender to accelerate the maturity of the Mortgage Loan if the Mortgagor sells, transfers or conveys the related Mortgaged Property or its interest in the Mortgaged Property. Mortgages may also include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary or non-monetary default of the Mortgagor. Such clauses are generally enforceable subject to certain exceptions. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

         If so specified in the related Prospectus Supplement, the Mortgage Loans will be secured by an assignment of leases and rents pursuant to which the Mortgagor typically assigns its right, title and interest as landlord under the leases on the related Mortgaged Property and the income derived therefrom to the lender as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. In the event the Mortgagor defaults, the license terminates and the lender is entitled to collect rents. Such assignments are typically not perfected as security interests prior to actual possession of the cash flows. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the Mortgagor, the lender's ability to collect the rents may be adversely affected. See "Certain Legal Aspects of the Mortgage Loans and the Leases -- Leases and Rents."

ENVIRONMENTAL RISKS

         Real property pledged as security for a mortgage loan may be subject to certain environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over the lien of an existing mortgage against such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA") a lender may be liable, as an "owner" or "operator," for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the Mortgagor. A lender also risks such liability on foreclosure of the mortgage. Each Pooling and Servicing Agreement will provide that no Servicer, acting on behalf of the Trust Fund, may acquire title to a Mortgaged Property securing a Mortgage Loan or take over its operation unless such Servicer has previously determined, based upon a report prepared by a person who regularly conducts environmental audits, that: (i) the Mortgaged Property is in compliance with applicable environmental laws or, if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions and (ii) there are no circumstances present at the Mortgaged Property relating to the use, management or disposal of any Hazardous Materials (as defined herein) for which investigation, testing, monitoring, containment, cleanup or remediation could be required under any federal, state or local law or regulation, or that, if any Hazardous Materials are present for which such action would be required, taking such actions with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions. Any additional restrictions on acquiring title to a Mortgaged Property may be set forth in the related Prospectus Supplement. See "Certain Legal Aspects of the Mortgage Loans and the Leases -- Environmental Legislation."

DELINQUENT AND NON-PERFORMING MORTGAGE LOANS

         If so provided in the related Prospectus Supplement, the Trust Fund for a particular series of Certificates may include Mortgage Loans that are past due or are non-performing, provided that no Mortgage Loan will be more than 59 days delinquent and no Trust Fund on the respective Closing Date will consist of 20% or more of delinquent Mortgage Loans. To the extent described in the related Prospectus Supplement, the servicing of such Mortgage Loans as to which a specified number of payments are delinquent will be performed by the Special Servicer; however, the same entity may act as both Master Servicer and Special Servicer. Credit Support provided with respect to a particular series of Certificates may not cover all losses related to such delinquent or nonperforming Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and prepayments on the Mortgage Assets in such Trust Fund and the yield on the Certificates of such series.

ERISA CONSIDERATIONS

         Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of such plans. Due to the complexity of regulations which govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of the Offered Certificates of any Series.

CERTAIN FEDERAL TAX CONSIDERATIONS REGARDING REMIC RESIDUAL CERTIFICATES

         Holders of REMIC Residual Certificates will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in "Federal Income Tax Consequences -- REMICs." Accordingly, under certain circumstances, holders of Offered Certificates that constitute REMIC Residual Certificates may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. Individual holders of REMIC Residual Certificates may be limited in their ability to deduct servicing fees and other expenses of the REMIC. In addition, REMIC Residual Certificates are subject to certain restrictions on transfer. Because of the special tax treatment of REMIC Residual Certificates, the taxable income arising in a given year on a REMIC Residual Certificate will not be equal to, and may be substantially more than, the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the REMIC Residual Certificate may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics. Additionally, prospective purchasers of a REMIC Residual Certificate should be aware that under applicable Treasury regulations REMIC residual interests cannot be marked-to-market. See "Federal Income Tax Consequences -- REMICs."

CONTROL

         Under certain circumstances, the consent or approval of the holders of a specified percentage of the aggregate Certificate Balance of all outstanding Certificates of a Series or a similar means of allocating decision-making under the related Agreement ("Voting Rights") will be required to direct, and will be sufficient to bind all Certificateholders of such Series to, certain actions, including directing the Special Servicer or the Master Servicer with respect to actions to be taken with respect to certain Mortgage Loans and REO Properties and amending the related Agreement in certain circumstances. See "Description of the Agreements -- Events of Default," "--Rights Upon Event of Default" and "--Amendment."

BOOK-ENTRY REGISTRATION

         If so provided in the Prospectus Supplement, one or more classes of the Certificates will be initially represented by one or more certificates registered in the name of Cede, the nominee for DTC, and will not be registered in the names of the Beneficial Owners or their nominees. Because of this, unless and until Definitive Certificates are issued, Beneficial Owners will not be recognized by the Trustee as "Certificateholders" (as that term is to be used in the related Agreement). Hence, until such time, Beneficial Owners will be able to exercise the rights of Certificateholders only indirectly through DTC and its participating organizations. See "Description of the Certificates -- Book-Entry Registration and Definitive Certificates."


                         DESCRIPTION OF THE TRUST FUNDS

ASSETS

         The primary assets of each Trust Fund will include (i) one or more multifamily and/or commercial mortgage loans (the "Mortgage Loans"), (ii) mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more Mortgage Loans or other similar participations, certificates or securities (collectively, the "CMBS"), or (iii) a combination of Mortgage Loans and CMBS. As used herein, "Mortgage Loans" refers to both whole Mortgage Loans and Mortgage Loans underlying CMBS. Mortgage Loans that secure, or interests in which are evidenced by, CMBS are herein sometimes referred to as "Underlying Mortgage Loans". Mortgage Loans that are not Underlying Mortgage Loans are sometimes referred to as "Whole Loans". Any mortgage participations, pass-through certificates or other asset-backed certificates in which an CMBS evidences an interest or which secure an CMBS are sometimes referred to herein also as CMBS or as "Underlying CMBS". Mortgage Loans and CMBS are sometimes referred to herein as "Mortgage Assets". No CMBS originally issued in a private placement will be included as an asset of a Trust Fund until the holding period provided for under Rule 144(k) promulgated under the Securities Act has expired or such CMBS has been registered under the Securities Act to the extent required under federal securities law. The Mortgage Assets will not be guaranteed or insured by Heller Financial Commercial Mortgage Asset Corp. (the "Depositor") or any of its affiliates or, unless otherwise provided in the related Prospectus Supplement, by any governmental agency or instrumentality or by any other person. Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (an "Asset Seller"), which may be an affiliate of the Depositor and, with respect to Mortgage Assets, which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such CMBS. To the extent specified in the related Prospectus Supplement, the Certificates will be entitled to payment only from the assets of the related Trust Fund and will not be entitled to payments in respect of the assets of any other trust fund established by the Depositor. If specified in the related Prospectus Supplement, the assets of a Trust Fund will consist of certificates representing beneficial ownership interests in another trust fund that contains the Mortgage Assets.

MORTGAGE LOANS

General

         The Mortgage Loans will be secured by liens on, or security interests in, Mortgaged Properties consisting of (i) residential properties consisting of five or more rental or cooperatively owned dwelling units in high-rise, mid-rise or garden apartment buildings ("Multifamily Properties" and the related loans, "Multifamily Loans") or (ii) office buildings, retail properties (including single-tenant retail properties), hotels or motels, health care-related facilities, industrial properties, mini-warehouse facilities or self-storage facilities, manufactured housing communities, mixed use or other types of commercial properties ("Commercial Properties" and the related loans, "Commercial Loans") located, to the extent specified in the related Prospectus Supplement, in any one of the fifty states, the District of Columbia or any territories of the United States. To the extent specified in the related Prospectus Supplement, the Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments creating a first lien on Mortgaged Property. Multifamily Properties may include mixed commercial and residential structures and may include apartment buildings owned by private cooperative housing corporations ("Cooperatives"). The Mortgaged Properties may include leasehold interests in properties, the title to which is held by third party lessors. The Prospectus Supplement will specify whether the term of any such leasehold exceeds the term of the mortgage note by at least ten years. Each Mortgage Loan will have been originated by a person (the "Originator") other than the Depositor. The related Prospectus Supplement will indicate if any Originator is an affiliate of the Depositor. The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages or deeds of trust (the "Mortgages") creating a lien on the Mortgaged Properties. Mortgage Loans will generally also be secured by an assignment of leases and rents and/or operating or other cash flow guarantees relating to the Mortgage Loan.

Leases

         To the extent specified in the related Prospectus Supplement, the Commercial Properties may be leased to Lessees that respectively occupy all or a portion of such properties. Pursuant to a Lease Assignment, the related Mortgagor may assign its rights, title and interest as lessor under each Lease and the income derived therefrom to the related mortgagee, while retaining a license to collect the rents for so long as there is no default. If the Mortgagor defaults, the license terminates and the mortgagee or its agent is entitled to collect the rents from the related Lessee or Lessees for application to the monetary obligations of the Mortgagor. State law may limit or restrict the enforcement of the Lease Assignments by a mortgagee until it takes possession of the related Mortgaged Property and/or a receiver is appointed. See "Certain Legal Aspects of the Mortgage Loans and the Leases -- Leases and Rents." Alternatively, to the extent specified in the related Prospectus Supplement, the Mortgagor and the mortgagee may agree that payments under Leases are to be made directly to a Servicer.

         To the extent described in the related Prospectus Supplement, the Leases may require the Lessees to pay rent that is sufficient in the aggregate to cover all scheduled payments of principal and interest on the related Mortgage Loans and, in certain cases, their pro rata share of the operating expenses, insurance premiums and real estate taxes associated with the Mortgaged Properties. Certain of the Leases may require the Mortgagor to bear costs associated with structural repairs and/or the maintenance of the exterior or other portions of the Mortgaged Property or provide for certain limits on the aggregate amount of operating expenses, insurance premiums, taxes and other expenses that the Lessees are required to pay. If so specified in the related Prospectus Supplement, under certain circumstances the Lessees may be permitted to set off their rental obligations against the obligations of the Mortgagors under the Leases. In those cases where payments under the Leases (net of any operating expenses payable by the Mortgagors) are insufficient to pay all of the scheduled principal and interest on the related Mortgage Loans, the Mortgagors must rely on other income or sources (including security deposits) generated by the related Mortgaged Property to make payments on the related Mortgage Loan. To the extent specified in the related Prospectus Supplement, some Commercial Properties may be leased entirely to one Lessee. In such cases, absent the availability of other funds, the Mortgagor must rely entirely on rent paid by such Lessee in order for the Mortgagor to pay all of the scheduled principal and interest on the related Commercial Loan. To the extent specified in the related Prospectus Supplement, certain of the Leases may expire prior to the stated maturity of the related Mortgage Loan. In such cases, upon expiration of the Leases the Mortgagors will have to look to alternative sources of income, including rent payment by any new Lessees or proceeds from the sale or refinancing of the Mortgaged Property, to cover the payments of principal and interest due on such Mortgage Loans unless the Lease is renewed. As specified in the related Prospectus Supplement, certain of the Leases may provide that upon the occurrence of a casualty affecting a Mortgaged Property, the Lessee will have the right to terminate its Lease, unless the Mortgagor, as lessor, is able to cause the Mortgaged Property to be restored within a specified period of time. Certain Leases may provide that it is the lessor's responsibility, while other Leases provide that it is the Lessee's responsibility, to restore the Mortgaged Property after a casualty to its original condition. Certain Leases may provide a right of termination to the related Lessee if a taking of a material or specified percentage of the leased space in the Mortgaged Property occurs, or if the ingress or egress to the leased space has been materially impaired.

Default and Loss Considerations with Respect to the Mortgage Loans

         Mortgage loans secured by commercial and multifamily properties are markedly different from owner-occupied single family mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of such property rather than upon the liquidation value of the real estate. To the extent specified in the Prospectus Supplement, the Mortgage Loans will be non-recourse loans, which means that, absent special facts, the mortgagee may look only to the Net Operating Income from the property for repayment of the mortgage debt, and not to any other of the Mortgagor's assets, in the event of the Mortgagor's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on such a loan. The "Debt Service Coverage Ratio" of a Mortgage Loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the Mortgage Loan. "Net Operating Income" means, for any given period, to the extent specified in the related Prospectus Supplement, the total operating revenues derived from a Mortgaged Property during such period, minus the total operating expenses incurred in respect of such Mortgaged Property during such period other than (i) non-cash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on loans secured by the Mortgaged Property. The Net Operating Income of a Mortgaged Property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related Mortgage Loan at any given time.

         As the primary component of Net Operating Income, rental income (as well as maintenance payments from tenant- stockholders of a Cooperative) is subject to the vagaries of the applicable real estate market and/or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as (typically) retail properties, office buildings and industrial properties. Commercial Loans may be secured by owner-occupied Mortgaged Properties or Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the Mortgagor or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants.

         Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses, including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the Lessee rather than the Mortgagor, is responsible for payment of some or all of these expenses; however, because leases are subject to default risks as well when a tenant's income is insufficient to cover its rent and operating expenses, the existence of such "net of expense" provisions will only temper, not eliminate, the impact of expense increases on the performance of the related Mortgage Loan. See "--Mortgage Loans -- Leases" above.

         While the duration of leases and the existence of any "net of expense" provisions are often viewed as the primary considerations in evaluating the credit risk of mortgage loans secured by certain income-producing properties, such risk may be affected equally or to a greater extent by changes in government regulation of the operator of the property. Examples of the latter include mortgage loans secured by health care-related facilities, the income from which and the operating expenses of which are subject to state and/or federal regulations, such as Medicare and Medicaid, and multifamily properties and manufactured housing communities, which may be subject to state or local rent control regulation and, in certain cases, restrictions on changes in use of the property. Low- and moderate-income housing in particular may be subject to legal limitations and regulations but, because of such regulations, may also be less sensitive to fluctuations in market rents generally.

         The Debt Service Coverage Ratio should not be relied upon as the sole measure of the risk of default of any loan, however, since other factors may outweigh a high Debt Service Coverage Ratio. With respect to a Balloon Mortgage Loan, for example, the risk of default as a result of the unavailability of a source of funds to finance the related balloon payment at maturity on terms comparable to or better than those of such Balloon Mortgage Loans could be significant even though the related Debt Service Coverage Ratio is high.

         The liquidation value of any Mortgaged Property may be adversely affected by risks generally incident to interests in real property, including declines in rental or occupancy rates. Lenders generally use the Loan-to-Value Ratio (defined below) of a mortgage loan as a measure of risk of loss if a property must be liquidated upon a default by the Mortgagor. Where more than one of the appraisal methods described in "--Loan-to-Value Ratio" below are used and create significantly different results, or where a high Loan-to-Value Ratio accompanies a high Debt Service Coverage Ratio (or vice versa), the analysis of default and loss risks is even more difficult.

         While the Depositor believes that the foregoing considerations are important factors that generally distinguish the Multifamily and Commercial Loans from single family mortgage loans and provide insight to the risks associated with income-producing real estate, there is no assurance that such factors will in fact have been considered by the Originators of the Multifamily and Commercial Loans, or that, for any of such Mortgage Loans, they are complete or relevant. See "Risk Factors -- Risks Associated with Mortgage Loans and Mortgaged Properties," " --Balloon Payments," " --Junior Mortgage Loans," " -Obligor Default" and " --Mortgagor Type."

Loan-to-Value Ratio

         The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of the then outstanding principal balance of the Mortgage Loan to the Value of the related Mortgaged Property. The "Value" of a Mortgaged Property, other than with respect to Refinance Loans, is generally the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such loan and (b) the sales price for such property. "Refinance Loans" are loans made to refinance existing loans. To the extent set forth in the related Prospectus Supplement, the Value of the Mortgaged Property securing a Refinance Loan is the appraised value thereof determined in an appraisal obtained at the time of origination of the Refinance Loan. The Value of a Mortgaged Property as of the date of initial issuance of the related Series of Certificates may be less than the value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

         Appraised values of income-producing properties may be based on the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method (the cost of replacing the property at such date), the income capitalization method (a projection of value based upon the property's projected net cash flow), or upon a selection from or interpolation of the values derived from such methods. Each of these appraisal methods presents analytical challenges. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate.

Mortgage Loan Information in Prospectus Supplements

         Each Prospectus Supplement will contain information, as of the date of such Prospectus Supplement and to the extent then applicable and specifically known to the Depositor, with respect to the Mortgage Loans, including (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans as of the applicable Cut-off Date, (ii) the type of property securing the Mortgage Loans (e.g., Multifamily Property or Commercial Property and the type of property in each such category), (iii) the weighted average (by principal balance) of the original and remaining terms to maturity of the Mortgage Loans, (iv) the earliest and latest origination date and maturity date of the Mortgage Loans,
(v) the weighted average (by principal balance) of the Loan-to-Value Ratios at origination of the Mortgage Loans, (vi) the Mortgage Interest Rates or range of Mortgage Interest Rates and the weighted average Mortgage Interest Rate borne by the Mortgage Loans, (vii) the state or states in which most of the Mortgaged Properties are located, (viii) information with respect to the prepayment provisions, if any, of the Mortgage Loans, (ix) the weighted average Retained Interest, if any, (x) with respect to Mortgage Loans with floating Mortgage Interest Rates ("ARM Loans"), the index, the frequency of the adjustment dates, the highest, lowest and weighted average note margin and pass-through margin, and the maximum Mortgage Interest Rate or monthly payment variation at the time of any adjustment thereof and over the life of the ARM Loan and the frequency of such monthly payment adjustments, (xi) the Debt Service Coverage Ratio either at origination or as of a more recent date (or both) and (xii) information regarding the payment characteristics of the Mortgage Loans, including without limitation balloon payment and other amortization provisions. The related Prospectus Supplement will also contain certain information available to the Depositor with respect to the provisions of leases and the nature of tenants of the Mortgaged Properties and other information referred to in a general manner under "--Mortgage Loans -- Default and Loss Considerations with Respect to the Mortgage Loans" above. If specific information respecting the Mortgage Loans is not known to the Depositor at the time Certificates are initially offered, more general information of the nature described above will be provided in the Prospectus Supplement, and specific information will be set forth in a report which will be available to purchasers of the related Certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Securities and Exchange Commission within fifteen days after such initial issuance.

Payment Provisions of the Mortgage Loans

         To the extent specified in the related Prospectus Supplement, all of the Mortgage Loans will (i) have individual principal balances at origination of not less than $100,000, (ii) have original terms to maturity of not more than 40 years and (iii) provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at such other interval as is specified in the related Prospectus Supplement. Each Mortgage Loan may provide for no accrual of interest or for accrual of interest thereon at an interest rate (a "Mortgage Interest Rate") that is fixed over its term or that adjusts from time to time, or that is partially fixed and partially floating, or that may be converted from a floating to a fixed Mortgage Interest Rate, or from a fixed to a floating Mortgage Interest Rate, from time to time pursuant to an election or as otherwise specified on the related Mortgage Note, in each case as described in the related Prospectus Supplement. To the extent specified in the related Prospectus Supplement, the documentation relating to certain Mortgage Loans, (the "Hyper-Amortization Loans") may provide for increases in the related Mortgage Interest Rate and principal amortization, creating an incentive for the related Borrower to prepay the loan. Each Mortgage Loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the Mortgage Interest Rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the related Prospectus Supplement. To the extent specified in the related Prospectus Supplement, the documentation relating to certain Mortgage Loans (the "Hyper-Amortization Loans") may provide for increases in the related Mortgage Interest Rate and principal amortization, creating an incentive for the related borrower to prepay the loan. Each Mortgage Loan may contain prohibitions on prepayment (a "Lock-out Period" and the date of expiration thereof, a "Lock-out Date") or require payment of a premium or a yield maintenance penalty (a "Prepayment Premium") in connection with a prepayment, in each case as described in the related Prospectus Supplement. In the event that holders of any class or classes of Offered Certificates will be entitled to all or a portion of any Prepayment Premiums collected in respect of Mortgage Loans, the related Prospectus Supplement will specify the method or methods by which any such amounts will be allocated. A Mortgage Loan may also contain provisions entitling the mortgagee to a share of profits realized from the operation or disposition of the Mortgaged Property ("Equity Participations"), as described in the related Prospectus Supplement. In the event that holders of any class or classes of Offered Certificates will be entitled to all or a portion of an Equity Participation, the related Prospectus Supplement will specify the terms and provisions of the Equity Participation and the method or methods by which distributions in respect thereof will be allocated among such Certificates. In addition, a Mortgage Loan may contain provisions allowing for the substitution of certain securities for the Mortgaged Property securing the related Mortgage Note upon the satisfaction of certain conditions set forth in the related Pooling and Servicing Agreement.

CMBS

         Any CMBS will have been issued pursuant to a participation and servicing agreement, a pooling and servicing agreement, a trust agreement, an indenture or similar agreement (an "CMBS Agreement"). A seller (the "CMBS Issuer") and/or servicer (the "CMBS Servicer") of the underlying Mortgage Loans (or Underlying CMBS) will have entered into the CMBS Agreement with a trustee or a custodian under the CMBS Agreement (the "CMBS Trustee"), if any, or with the original purchaser of the interest in the underlying Mortgage Loans or CMBS evidenced by the CMBS.

         Distributions of any principal or interest, as applicable, will be made on CMBS on the dates specified in the related Prospectus Supplement. The CMBS may be issued in one or more classes with characteristics similar to the classes of Certificates described in this Prospectus. Any principal or interest distributions will be made on the CMBS by the CMBS Trustee or the CMBS Servicer. The CMBS Issuer or the CMBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the CMBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

         Enhancement in the form of reserve funds, subordination or other forms of credit support similar to that described for the Certificates under "Description of Credit Support" may be provided with respect to the CMBS. The type, characteristics and amount of such credit support, if any, will be a function of certain characteristics of the Mortgage Loans or Underlying CMBS evidenced by or securing such CMBS and other factors and generally will have been established for the CMBS on the basis of requirements of either any Rating Agency that may have assigned a rating to the CMBS or the initial purchasers of the CMBS.

         The Prospectus Supplement for a Series of Certificates evidencing interests in Mortgage Assets that include CMBS will specify, to the extent available, (i) the aggregate approximate initial and outstanding principal amount or notional amount, as applicable, and type of the CMBS to be included in the Trust Fund, (ii) the original and remaining term to stated maturity of the CMBS, if applicable, (iii) whether such CMBS is entitled only to interest payments, only to principal payments or to both, (iv) the pass-through or bond rate of the CMBS or formula for determining such rates, if any, (v) the applicable payment provisions for the CMBS, including, but not limited to, any priorities, payment schedules and subordination features, (vi) the CMBS Issuer, CMBS Servicer and CMBS Trustee, as applicable, (vii) certain characteristics of the credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the related Underlying Mortgage Loans, the Underlying CMBS or directly to such CMBS, (viii) the terms on which the related Underlying Mortgage Loans or Underlying CMBS for such CMBS or the CMBS may, or are required to, be purchased prior to their maturity, (ix) the terms on which Mortgage Loans or Underlying CMBS may be substituted for those originally underlying the CMBS, (x) the servicing fees payable under the CMBS Agreement, (xi) to the extent available to the Depositor, the type of information in respect of the Underlying Mortgage Loans described under "--Mortgage Loans -- Mortgage Loan Information in Prospectus Supplements" above, and the type of information in respect of the Underlying CMBS described in this paragraph, (xii) the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the CMBS, (xiii) whether the CMBS is in certificated form, book-entry form or held through a depository such as The Depository Trust Company or the Participants Trust Company and (xiv) whether any election will be made to treat all or a portion of the assets included in the Trust Fund as a REMIC or a FASIT.

ACCOUNTS

         Each Trust Fund will include one or more accounts established and maintained on behalf of the Certificateholders into which the person or persons designated in the related Prospectus Supplement will, to the extent described herein and in such Prospectus Supplement deposit all payments and collections received or advanced with respect to the Mortgage Assets and other assets in the Trust Fund. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain short-term, investment grade obligations, in each case as described in the related Prospectus Supplement. See "Description of the Agreements -- Accounts -- Distribution Account" and "--Accounts -- Other Collection Accounts."

         To the extent provided in the related Prospectus Supplement, the Depositor will establish an account (a "Pre-Funded Account") into which amounts will be deposited on the related closing date for the purpose of subsequently purchasing Mortgage Assets, provided that the amounts so deposited to a Pre-Funded Account in respect of a Trust Fund shall not exceed 25% of the total assets in the Trust Fund or be invested in such Pre-Funded Account for longer than six months.

CREDIT SUPPORT

         If so provided in the related Prospectus Supplement, partial or full protection against certain defaults and losses on the Trust Assets in the related Trust Fund may be provided to one or more classes of Certificates in the related Series in the form of subordination of one or more other classes of Certificates in such Series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof (any such coverage with respect to the Certificates of any Series, "Credit Support"). The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information with respect to each type of Credit Support, if any, will be described in the Prospectus Supplement for a Series of Certificates. See "Risk Factors -- Credit Support Limitations" and "Description of Credit Support."

CASH FLOW AGREEMENTS

         If so provided in the related Prospectus Supplement, the Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related Series will be invested at a specified rate. The Trust Fund may also include certain other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the Mortgage Assets or on one or more classes of Certificates. The principal terms of any such guaranteed investment contract or other agreement (any such agreement, a "Cash Flow Agreement"), including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the Prospectus Supplement for the related Series. In addition, the related Prospectus Supplement will provide certain information with respect to the obligor under any such Cash Flow Agreement.


                                USE OF PROCEEDS

         The net proceeds to be received from the sale of the Certificates will be applied by the Depositor to the purchase of Trust Assets and to pay for certain expenses incurred in connection with such purchase of Trust Assets and sale of Certificates. The Depositor expects to sell the Certificates from time to time, but the timing and amount of offerings of Certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.


                              YIELD CONSIDERATIONS

GENERAL

         The yield on any Offered Certificate will depend on the price paid by the Certificateholder, the Pass-Through Rate of the Certificate, the receipt and timing of receipt of distributions on the Certificate and the weighted average life of the Mortgage Assets in the related Trust Fund (which may be affected by prepayments, defaults, liquidations or repurchases). See "Risk Factors."

PASS-THROUGH RATE

         Certificates of any class within a Series may have fixed, variable or floating Pass-Through Rates, which may or may not be based upon the interest rates borne by the Mortgage Assets in the related Trust Fund. The Prospectus Supplement with respect to any Series of Certificates will specify the Pass-Through Rate for each class of such Certificates or, in the case of a variable or floating Pass-Through Rate, the method of determining the Pass-Through Rate; the effect, if any, of the prepayment of any Mortgage Asset on the Pass-Through Rate of one or more classes of Certificates; and whether the distributions of interest on the Certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

         The effective yield to maturity to each holder of Certificates entitled to payments of interest may be below that otherwise produced by the applicable Pass-Through Rate and purchase price of such Certificate because, while interest may accrue on each Mortgage Asset during a certain period, the distribution of such interest will be made on a day which may be several days, weeks or months following the period of accrual.

TIMING OF PAYMENT OF INTEREST

         Each payment of interest on the Certificates (or addition to the Certificate Balance of a class of Accrual Certificates) on a Distribution Date will include interest accrued during the Interest Accrual Period for such Distribution Date. As indicated above under "--Pass-Through Rate," if the Interest Accrual Period ends on a date other than a Distribution Date for the related Series, the yield realized by the holders of such Certificates may be lower than the yield that would result if the Interest Accrual Period ended on such Distribution Date. In addition, if so specified in the related Prospectus Supplement, interest accrued for an Interest Accrual Period for one or more classes of Certificates may be calculated on the assumption that distributions of principal (and additions to the Certificate Balance of Accrual Certificates) and allocations of losses on the Mortgage Assets may be made on the first day of the Interest Accrual Period for a Distribution Date and not on such Distribution Date. Such method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding during an Interest Accrual Period. The Interest Accrual Period for any class of Offered Certificates will be described in the related Prospectus Supplement.

PAYMENTS OF PRINCIPAL; PREPAYMENTS

         The yield to maturity on the Certificates will be affected by the rate of principal payments on the Mortgage Assets (including principal prepayments on Mortgage Loans resulting from voluntary prepayments by the Mortgagors, insurance proceeds, condemnations and involuntary liquidations). Such payments may be directly dependent upon the payments on Leases underlying such Mortgage Loans. The rate at which principal prepayments occur on the Mortgage Loans will be affected by a variety of factors, including, without limitation, the terms of the Mortgage Loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the Mortgage Interest Rates on the Mortgage Loans comprising or underlying the Mortgage Assets in a particular Trust Fund, such Mortgage Loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such Mortgage Loans. In this regard, it should be noted that certain Mortgage Assets may consist of Mortgage Loans with different Mortgage Interest Rates and the stated pass-through or pay-through interest rate of certain CMBS may be a number of percentage points higher or lower than certain of the underlying Mortgage Loans. The rate of principal payments on some or all of the classes of Certificates of a Series will correspond to the rate of principal payments on the Mortgage Assets in the related Trust Fund and is likely to be affected by the existence of Lock-out Periods and Prepayment Premium provisions of the Mortgage Loans underlying or comprising such Mortgage Assets, and by the extent to which the servicer of any such Mortgage Loan is able to enforce such provisions. Mortgage Loans with a Lock-out Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical Mortgage Loans without such provisions, with shorter Lock-out Periods or with lower Prepayment Premiums.

         If the purchaser of a Certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the Mortgage Assets, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a Certificate offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the Mortgage Assets, the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the Prospectus Supplement for a Series of Certificates, the effect on yield on one or more classes of the Certificates of such Series of prepayments of the Mortgage Assets in the related Trust Fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to such classes.

         When a full prepayment is made on a Mortgage Loan, the Mortgagor is charged interest on the principal amount of the Mortgage Loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment. To the extent specified in the related Prospectus Supplement, the effect of prepayments in full will be to reduce the amount of interest paid in the following month to holders of Certificates entitled to payments of interest because interest on the principal amount of any Mortgage Loan so prepaid will be paid only to the date of prepayment rather than for a full month. To the extent specified in the related Prospectus Supplement, a partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related Mortgage Loan as of the Due Date in the month in which such partial prepayment is received. As a result, to the extent specified in the related Prospectus Supplement, the effect of a partial prepayment on a Mortgage Loan will be to reduce the amount of interest passed through to holders of Certificates in the month following the receipt of such partial prepayment by an amount equal to one month's interest at the applicable Pass-Through Rate on the prepaid amount.

         The timing of changes in the rate of principal payments on the Mortgage Assets may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the Mortgage Assets and distributed on a Certificate, the greater the effect on such investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

PREPAYMENTS--MATURITY AND WEIGHTED AVERAGE LIFE

         The rates at which principal payments are received on the Mortgage Assets included in or comprising a Trust Fund and the rate at which payments are made from any Credit Support or Cash Flow Agreement for the related Series of Certificates may affect the ultimate maturity and the weighted average life of each class of such Series. Prepayments on the Mortgage Loans comprising or underlying the Mortgage Assets in a particular Trust Fund will generally accelerate the rate at which principal is paid on some or all of the classes of the Certificates of the related Series.

         If so provided in the Prospectus Supplement for a Series of Certificates, one or more classes of Certificates may have a final scheduled Distribution Date, which is the date on or prior to which the Certificate Balance thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to such Series set forth therein.

         Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of a class of Certificates of a Series will be influenced by the rate at which principal on the Mortgage Loans comprising or underlying the Mortgage Assets is paid to such class, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments, in whole or in part, and liquidations due to default).

         In addition, the weighted average life of the Certificates may be affected by the varying maturities of the Mortgage Loans comprising or underlying the CMBS. If any Mortgage Loans comprising or underlying the Mortgage Assets in a particular Trust Fund have actual terms to maturity of less than those assumed in calculating final scheduled Distribution Dates for the classes of Certificates of the related Series, one or more classes of such Certificates may be fully paid prior to their respective final scheduled Distribution Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the Mortgage Assets will, to some extent, be a function of the mix of Mortgage Interest Rates and maturities of the Mortgage Loans comprising or underlying such Mortgage Assets. See "Description of the Trust Funds."

         Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of such loans.

         Neither CPR nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the Mortgage Loans underlying or comprising the Mortgage Assets. Moreover, CPR was developed based upon historical prepayment experience for single family loans. Thus, it is likely that prepayment of any Mortgage Loans comprising or underlying the Mortgage Assets for any Series will not conform to any particular level of CPR.

         The Depositor is not aware of any meaningful publicly available prepayment statistics for multifamily or commercial mortgage loans.

         The Prospectus Supplement with respect to each Series of Certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Certificates of such Series and the percentage of the initial Certificate Balance of each such class that would be outstanding on specified Distribution Dates based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Mortgage Loans comprising or underlying the related Mortgage Assets are made at rates corresponding to various percentages of CPR or at such other rates specified in such Prospectus Supplement. Such tables and assumptions are intended to illustrate the sensitivity of weighted average life of the Certificates to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the Certificates. It is unlikely that prepayment of any Mortgage Loans comprising or underlying the Mortgage Assets for any Series will conform to any particular level of CPR or any other rate specified in the related Prospectus Supplement.

OTHER FACTS AFFECTING WEIGHTED AVERAGE LIFE

Type of Mortgage Asset

         A number of Mortgage Loans may have balloon payments due at maturity, and because the ability of a Mortgagor to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that a number of Mortgage Loans having balloon payments may default at maturity, or that the servicer may extend the maturity of such a Mortgage Loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the Mortgagor or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the servicer may, to the extent and under the circumstances set forth in the related Prospectus Supplement, be permitted to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan will tend to extend the weighted average life of the Certificates, thereby lengthening the period of time elapsed from the date of issuance of a Certificate until it is retired. Conversely, Mortgage Loans (the "Hyper-Amortization Loans") that permit increases in the Mortgage Interest Rate and principal amortization at a date prior to stated maturity (the "Hyper-Amortization Date") create an incentive for the related borrower to prepay the loan, which will tend to shorten the weighted average life of the Certificates to the extent an investor's calculation of the weighted average life of the Certificates does not assume prepayment of such loans on the related Hyper-Amortization Date.

Foreclosures and Payment Plans

         The number of foreclosures and the principal amount of the Mortgage Loans comprising or underlying the Mortgage Assets that are foreclosed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average life of the Mortgage Loans comprising or underlying the Mortgage Assets and that of the related Series of Certificates. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average life of the Certificates.

Due-on-Sale and Due-on-Encumbrance Clauses

         Acceleration of mortgage payments as a result of certain transfers of or the creation of encumbrances upon underlying Mortgaged Property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant Prospectus Supplement. A number of the Mortgage Loans comprising or underlying the Mortgage Assets may include "due-on-sale" clauses or "due-on-encumbrance" clauses that allow the holder of the Mortgage Loans to demand payment in full of the remaining principal balance of the Mortgage Loans upon sale or certain other transfers of or the creation of encumbrances upon the related Mortgaged Property. With respect to any Whole Loans, to the extent provided in the related Prospectus Supplement, the Master Servicer, on behalf of the Trust Fund, will be required to exercise (or waive its right to exercise) any such right that the Trustee may have as mortgagee to accelerate payment of the Whole Loan in a manner consistent with the Servicing Standard. See "Certain Legal Aspects of the Mortgage Loans and the Leases -- Due-on-Sale and Due-on-Encumbrance" and "Description of the Agreements -- Due-on-Sale and Due-on-Encumbrance Provisions."

Single Mortgage Loan or Single Mortgagor

         The Mortgage Assets in a particular Trust Fund may consist of a single Mortgage Loan or obligations of a single Mortgagor or related Mortgagors as specified in the related Prospectus Supplement. Assumptions used with respect to the prepayment standards or models based upon analysis of the behavior of mortgage loans in a larger group will not necessarily be relevant in determining prepayment experience on a single Mortgage Loan or with respect to a single Mortgagor.


                                 THE DEPOSITOR

         Heller Financial Commercial Mortgage Asset Corp., the Depositor, is a direct wholly-owned subsidiary of Heller Financial, Inc. and was incorporated in the State of Delaware on January 7, 1998. The principal executive offices of the Depositor are located at 500 West Monroe Street, Chicago, Illinois 60661. Its telephone number is (312) 441-7000.

         The Depositor does not have, nor is it expected in the future to have, any significant assets.


                        DESCRIPTION OF THE CERTIFICATES

GENERAL

         The Certificates of each Series (including any class of Certificates not offered hereby) will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related Agreement. Each Series of Certificates will consist of one or more classes of Certificates that may (i) provide for the accrual of interest thereon based on fixed, variable or floating rates; (ii) be senior (collectively, "Senior Certificates") or subordinate (collectively, "Subordinate Certificates") to one or more other classes of Certificates in respect of certain distributions on the Certificates; (iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions (collectively, "Stripped Principal Certificates"); (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions (collectively, "Stripped Interest Certificates"); (v) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such Series (collectively, "Accrual Certificates"); (vi) provide for payments of principal sequentially, based on specified payment schedules, from only a portion of the Trust Assets in such Trust Fund or based on specified calculations, to the extent of available funds, in each case as described in the related Prospectus Supplement; and/or (vii) provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph including a Stripped Principal Certificate component and a Stripped Interest Certificate component. Any such classes may include classes of Offered Certificates.

         Each class of Offered Certificates of a Series will be issued in minimum denominations corresponding to the Certificate Balances or, in case of Stripped Interest Certificates, notional amounts or percentage interests specified in the related Prospectus Supplement. The transfer of any Offered Certificates may be registered and such Certificates may be exchanged without the payment of any service charge payable in connection with such registration of transfer or exchange, but the Depositor or the Trustee or any agent thereof may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of Certificates of a Series may be issued in definitive form ("Definitive Certificates") or in book-entry form ("Book-Entry Certificates"), as provided in the related Prospectus Supplement. See "Risk Factors -- Book-Entry Registration" and "Description of the Certificates -- Book-Entry Registration and Definitive Certificates." Definitive Certificates will be exchangeable for other Certificates of the same class and Series of a like aggregate Certificate Balance, notional amount or percentage interest but of different authorized denominations. See "Risk Factors -- Limited Liquidity" and "--Limited Assets."

DISTRIBUTIONS

         Distributions on the Certificates of each Series will be made by or on behalf of the Trustee on each Distribution Date as specified in the related Prospectus Supplement from the Available Distribution Amount for such Series and such Distribution Date. Except as otherwise specified in the related Prospectus Supplement, distributions (other than the final distribution) will be made to the persons in whose names the Certificates are registered at the close of business on the last business day of the month preceding the month in which the Distribution Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date specified in the related Prospectus Supplement (the "Determination Date"). All distributions with respect to each class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates in such class or by random selection, as described in the related Prospectus Supplement or otherwise established by the related Trustee. Payments will be made either by wire transfer in immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee or other person required to make such payments no later than the date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, holds Certificates in the requisite amount specified therein), or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register; provided, however, that the final distribution in retirement of the Certificates (whether Definitive Certificates or Book-Entry Certificates) will be made only upon presentation and surrender of the Certificates at the location specified in the notice to Certificateholders of such final distribution.

AVAILABLE DISTRIBUTION AMOUNT

         All distributions on the Certificates of each Series on each Distribution Date will be made from the Available Distribution Amount described below, in accordance with the terms described in the related Prospectus Supplement. Unless provided otherwise in the related Prospectus Supplement, the "Available Distribution Amount" for each Distribution Date equals the sum of the following amounts:

         (i) the total amount of all cash on deposit in the related Distribution Account as of the corresponding Determination Date, including Servicer advances, net of any scheduled payments due and payable after such Distribution Date;

         (ii) interest or investment income on amounts on deposit in the Distribution Account, including any net amounts paid under any Cash Flow Agreements; and

         (iii) to the extent not on deposit in the related Distribution Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to such Distribution Date.

         As described below, the entire Available Distribution Amount will be distributed among the related Certificates (including any Certificates not offered hereby) on each Distribution Date, and accordingly will be released from the Trust Fund and will not be available for any future distributions.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

         Each class of Certificates (other than classes of Stripped Principal Certificates that have no Pass-Through Rate) may have a different Pass-Through Rate, which will be a fixed, variable or floating rate at which interest will accrue on such class or a component thereof (the "Pass-Through Rate"). The related Prospectus Supplement will specify the Pass-Through Rate for each class or component or, in the case of a variable or floating Pass-Through Rate, the method for determining the Pass-Through Rate. To the extent specified in the related Prospectus Supplement, interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         Distributions of interest in respect of the Certificates of any class will be made on each Distribution Date (other than any class of Accrual Certificates, which will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement, and any class of Stripped Principal Certificates that are not entitled to any distributions of interest) based on the Accrued Certificate Interest for such class and such Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to such class on such Distribution Date. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on such class will be added to the Certificate Balance thereof on each Distribution Date. With respect to each class of Certificates and each Distribution Date (other than certain classes of Stripped Interest Certificates), "Accrued Certificate Interest" will be equal to interest accrued for a specified period on the outstanding Certificate Balance thereof immediately prior to the Distribution Date, at the applicable Pass-Through Rate, reduced as described below. To the extent provided in the Prospectus Supplement, Accrued Certificate Interest on Stripped Interest Certificates will be equal to interest accrued for a specified period on the outstanding notional amount thereof immediately prior to each Distribution Date, at the applicable Pass-Through Rate, reduced as described below. The method of determining the notional amount for any class of Stripped Interest Certificates will be described in the related Prospectus Supplement. Reference to notional amount is solely for convenience in certain calculations and does not represent the right to receive any distributions of principal. The aggregate notional amount of any Class of Stripped Interest Certificates will generally equal 100% of the aggregate Stated Principal Balance (as defined in the related Prospectus Supplement) of all Mortgage Loans outstanding from time to time. To the extent provided in the related Prospectus Supplement, the Accrued Certificate Interest on a Series of Certificates will be reduced in the event of prepayment interest shortfalls, which are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in such accrual period on the Mortgage Loans comprising or underlying the Mortgage Assets in the Trust Fund for such Series. The particular manner in which such shortfalls are to be allocated among some or all of the classes of Certificates of that Series will be specified in the related Prospectus Supplement.

         The related Prospectus Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) a class of Offered Certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Loans comprising or underlying the Mortgage Assets in the related Trust Fund. To the extent provided in the related Prospectus Supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of Certificates by reason of the allocation to such class of a portion of any deferred interest on the Mortgage Loans comprising or underlying the Mortgage Assets in the related Trust Fund will result in a corresponding increase in the Certificate Balance of such class. See " Risk Factors -- Prepayments and Effect on Average Life of Certificates and Yields" and "Yield Considerations."

DISTRIBUTIONS OF PRINCIPAL CERTIFICATES

         The Certificates of each Series, other than certain classes of Stripped Interest Certificates, will have a "Certificate Balance" which, at any time, will equal the then maximum amount that the holder will be entitled to receive in respect of principal out of the future cash flow on the Mortgage Assets and other assets included in the related Trust Fund. The outstanding Certificate Balance of a Certificate will be reduced to the extent of distributions of principal thereon from time to time and, if and to the extent so provided in the related Prospectus Supplement, by the amount of losses incurred in respect of the related Mortgage Assets, may be increased in respect of deferred interest on the related Mortgage Loans to the extent provided in the related Prospectus Supplement and, in the case of Accrual Certificates prior to the Distribution Date on which distributions of interest are required to commence, will be increased by any related Accrued Certificate Interest. The initial aggregate Certificate Balance of all classes of Certificates of a Series will not be greater than the outstanding aggregate principal balance of the related Mortgage Assets as of the applicable Cut-off Date. The initial aggregate Certificate Balance of a Series and each class thereof will be specified in the related Prospectus Supplement. To the extent provided in the related Prospectus Supplement, distributions of principal will be made on each Distribution Date to the class or classes of Certificates entitled thereto in accordance with the provisions described in such Prospectus Supplement until the Certificate Balance of such class has been reduced to zero. Stripped Interest Certificates with no Certificate Balance are not entitled to any distributions of principal.

COMPONENTS

         To the extent specified in the related Prospectus Supplement, distribution on a class of Certificates may be based on a combination of two or more different components as described under "--General" above. To such extent, the descriptions set forth under "--Distributions of Interests on the Certificates" and "--Distributions of Principal of the Certificates" above also relate to components of such a class of Certificates. In such case, reference in such sections to Certificate Balance and Pass-Through Rate refer to the principal balance, if any, of any such component and the Pass- Through Rate, if any, on any such component, respectively.

DISTRIBUTIONS ON THE CERTIFICATES OF PREPAYMENT PREMIUMS OR IN RESPECT OF EQUITY PARTICIPATIONS

         If so provided in the related Prospectus Supplement, Prepayment Premiums or payments in respect of Equity Participations that are collected on the Mortgage Assets in the related Trust Fund will be distributed on each Distribution Date to the class or classes of Certificates entitled thereto in accordance with the provisions described in such Prospectus Supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

         If so provided in the Prospectus Supplement for a Series of Certificates consisting of one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgage Assets have been incurred, the amount of such losses or shortfalls will be borne first by a class of Subordinate Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement. See "Description of Credit Support" for a description of the types of protection that may be included in shortfalls on Mortgage Assets comprising such Trust Fund.

ADVANCES IN RESPECT OF DELINQUENCIES

         With respect to any Series of Certificates evidencing an interest in a Trust Fund, to the extent provided in the related Prospectus Supplement, a Servicer or another entity described therein will be required as part of its servicing responsibilities to advance on or before each Distribution Date its own funds or funds held in the Distribution Account that are not included in the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of payments of principal (other than any balloon payments) and interest (net of related servicing fees and Retained Interest) that were due on the Whole Loans in such Trust Fund and were delinquent on the related Determination Date, subject to such Servicer's (or another entity's) good faith determination that such advances will be reimbursable from Related Proceeds (as defined below). In the case of a Series of Certificates that includes one or more classes of Subordinate Certificates and if so provided in the related Prospectus Supplement, each Servicer's (or another entity's) advance obligation may be limited only to the portion of such delinquencies necessary to make the required distributions on one or more classes of Senior Certificates and/or may be subject to such Servicer's (or another entity's) good faith determination that such advances will be reimbursable not only from Related Proceeds but also from collections on other Trust Assets otherwise distributable on one or more classes of such Subordinate Certificates. See "Description of Credit Support."

         Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. To the extent provided in the related Prospectus Supplement, advances of a Servicer's (or another entity's) funds will be reimbursable only out of related recoveries on the Mortgage Loans (including amounts received under any form of Credit Support) respecting which such advances were made (as to any Mortgage Loan, "Related Proceeds") and, if so provided in the Prospectus Supplement, out of any amounts otherwise distributable on one or more classes of Subordinate Certificates of such Series; provided, however, that any such advance will be reimbursable from any amounts in the Distribution Account prior to any distributions being made on the Certificates to the extent that a Servicer (or such other entity) shall determine in good faith that such advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds or, if applicable, from collections on other Trust Assets otherwise distributable on such Subordinate Certificates. If advances have been made by a Servicer from excess funds in the Distribution Account, such Servicer is required to replace such funds in the Distribution Account on any future Distribution Date to the extent that funds in the Distribution Account on such Distribution Date are less than payments required to be made to Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligations of a Servicer (or another entity) to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

         If and to the extent so provided in the related Prospectus Supplement, a Servicer (or another entity) will be entitled to receive interest at the rate specified therein on its outstanding advances and will be entitled to pay itself such interest periodically from general collections on the Trust Assets prior to any payment to Certificateholders or as otherwise provided in the related Agreement and described in such Prospectus Supplement. The Prospectus Supplement for any Series of Certificates evidencing an interest in a Trust Fund that includes CMBS will describe any corresponding advancing obligation of any person in connection with such CMBS.

REPORTS TO CERTIFICATEHOLDERS

         To the extent provided in the Prospectus Supplement, with each distribution to holders of any class of Certificates of a Series, the Master Servicer or the Trustee, as provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such holder, to the Depositor and to such other parties as may be specified in the related Agreement, a statement setting forth, in each case to the extent applicable and available:

         (i) the amount of such distribution to holders of Certificates of such class applied to reduce the Certificate Balance thereof;

         (ii) the amount of such distribution to holders of Certificates of such class allocable to Accrued Certificate Interest;

         (iii) the amount of such distribution allocable to (a) Prepayment Premiums and (b) payments on account of Equity Participations;

         (iv) the amount of related servicing compensation received by each Servicer and such other customary information as any such Master Servicer or the Trustee deems necessary or desirable, or that a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

         (v) the aggregate amount of advances included in such distribution, and the aggregate amount of any unreimbursed advances at the close of business on such Distribution Date;

         (vi) the aggregate principal balance of the Mortgage Assets at the close of business on such Distribution Date;

         (vii) the number and aggregate principal balance of Whole Loans in respect of which (a) one scheduled payment is delinquent, (b) two scheduled payments are delinquent, (c) three or more scheduled payments are delinquent and (d) foreclosure proceedings have been commenced;

         (viii) with respect to each Whole Loan that is delinquent two or more months, (a) the loan number thereof, (b) the unpaid balance thereof,
         (c) whether the delinquency is in respect of any balloon payment, (d) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof, (e) if applicable, the aggregate amount of any interest accrued and payable on related servicing expenses and related advances assuming such Mortgage Loan is subsequently liquidated through foreclosure, (f) whether a notice of acceleration has been sent to the Mortgagor and, if so, the date of such notice, (g) whether foreclosure proceedings have been commenced and, if so, the date so commenced and (h) if such Mortgage Loan is more than three months delinquent and foreclosure has not been commenced, the reason therefor;

         (ix) with respect to any Whole Loan liquidated during the related Due Period (other than by payment in full), (a) the loan number thereof,
         (b) the manner in which it was liquidated and (c) the aggregate amount of liquidation proceeds received;

         (x) with respect to any Whole Loan liquidated during the related Due Period, (a) the portion of such liquidation proceeds payable or reimbursable to each Servicer (or any other entity) in respect of such Mortgage Loan and (b) the amount of any loss to Certificateholders;

         (xi) with respect to each REO Property relating to a Whole Loan and included in the Trust Fund as of the end of the related Due Period,
         (a) the loan number of the related Mortgage Loan and (b) the date of acquisition;

         (xii) with respect to each REO Property relating to a Whole Loan and included in the Trust Fund as of the end of the related Due Period,
         (a) the book value, (b) the principal balance of the related Mortgage Loan immediately following such Distribution Date (calculated as if such Mortgage Loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the Agreement), (c) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and (d) if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

         (xiii) with respect to any such REO Property sold during the related Due Period (a) the loan number of the related Mortgage Loan, (b) the aggregate amount of sale proceeds, (c) the portion of such sales proceeds payable or reimbursable to each Servicer in respect of such REO Property or the related Mortgage Loan and (d) the amount of any loss to Certificateholders in respect of the related Mortgage Loan;

         (xiv) the aggregate Certificate Balance or notional amount, as the case may be, of each class of Certificates (including any class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such Certificate Balance due to the allocation of any loss and increase in the Certificate Balance of a class of Accrual Certificates in the event that Accrued Certificate Interest has been added to such balance;

         (xv) the aggregate amount of principal prepayments made during the related Due Period;

         (xvi) the aggregate Accrued Certificate Interest and unpaid Accrued Certificate Interest, if any, on each class of Certificates at the close of business on such Distribution Date;

         (xvii) in the case of Certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to such Distribution Date, and, if available, the immediately succeeding Distribution Date, as calculated in accordance with the method specified in the related Prospectus Supplement;

         (xviii) in the case of Certificates with a floating Pass-Through Rate, for statements to be distributed in any month in which an adjustment date occurs, the floating Pass-Through Rate applicable to such Distribution Date and the immediately succeeding Distribution Date as calculated in accordance with the method specified in the related Prospectus Supplement;

         (xix) as to any Series which includes Credit Support, the amount of coverage of each instrument of Credit Support included therein as of the close of business on such Distribution Date; and

         (xx) the aggregate amount of payments by the Mortgagors of (a) default interest, (b) late charges and (c) assumption and modification fees collected during the related Due Period.

         In the case of information furnished pursuant to subclauses (i)-(iv) above, the amounts shall be expressed as a dollar amount per minimum denomination of Certificates or for such other specified portion thereof. In addition, in the case of information furnished pursuant to subclauses (i),
(ii), (xiv), (xvi) and (xvii) above, such amounts shall also be provided with respect to each component, if any, of a class of Certificates. The Master Servicer or the Trustee, as specified in the related Prospectus Supplement, will forward or cause to be forwarded to each holder of any class of Certificates, to the Depositor and to such other parties as may be specified in the Agreement, a copy of any statements or reports received by the Master Servicer or the Trustee, as applicable, with respect to any CMBS. The Prospectus Supplement for each Series of Offered Certificates will describe any additional information to be included in reports to the holders of such Certificates.

         Within a reasonable period of time after the end of each calendar year, the Master Servicer or the Trustee, as provided in the related Prospectus Supplement, shall furnish to each person who at any time during the calendar year was a holder of a Certificate a statement containing the information set forth in subclauses (i)-(iv) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Master Servicer or the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer or the Trustee pursuant to any requirements of the Code as are from time to time in force.

         Unless and until Definitive Certificates are issued, or to the extent provided in the related Prospectus Supplement, such statements or reports will be forwarded by the Master Servicer or the Trustee to Cede. Such statements or reports may be available to Beneficial Owners upon request to DTC or their respective Participant or Indirect Participant. In addition, the Trustee shall furnish a copy of any such statement or report to any Beneficial Owner which requests such copy and certifies to the Trustee or the Master Servicer, as applicable, that it is the Beneficial Owner of a Certificate. See "--Book-Entry Registration and Definitive Certificates."

TERMINATION

         The obligations created by the Agreements for each Series of Certificates will terminate upon the payment to Certificateholders of that Series of all amounts held in the Distribution Account or by any Servicer, if any, or the Trustee and required to be paid to them pursuant to such Agreements following the earlier of (i) the final payment or other liquidation of the last Mortgage Asset subject thereto or the disposition of all property acquired upon foreclosure of any Whole Loan subject thereto and (ii) the purchase of all of the assets of the Trust Fund by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related Prospectus Supplement. In no event, however, will the trust created by the Agreements continue beyond the date specified in the related Prospectus Supplement. Written notice of termination of the Agreements will be given to each Certificateholder, and the final distribution will be made only upon presentation and surrender of the Certificates at the location to be specified in the notice of termination.

         If so specified in the related Prospectus Supplement, a Series of Certificates may be subject to optional early termination through the repurchase of the assets in the related Trust Fund by the party specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates to a specified percentage or amount (generally not to exceed 10% of the principal balance of the remaining Mortgage Assets), the party specified therein will solicit bids for the purchase of all assets of the Trust Fund, or of a sufficient portion of such assets to retire such class or classes or purchase such class or classes at a price set forth in the related Prospectus Supplement, in each case, under the circumstances and in the manner set forth therein. In such an event, the applicable purchase price will be sufficient to pay the aggregate Certificate Balance and any undistributed shortfall in interest of such class or classes of Certificates. Further, in such an event, there will be no continuing direct or indirect liability of the related trust or Certificateholders as sellers of such assets in connection with any such sale.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

         If so provided in the related Prospectus Supplement, one or more classes of the Offered Certificates of any Series will be issued as Book-Entry Certificates, and each such class will be represented by one or more single Certificates registered in the name of a nominee for the depository, The Depository Trust Company ("DTC").

         If so provided in the related Prospectus Supplement, holders of Book-Entry Certificates may hold their Certificates through DTC (in the United States) or CEDEL or Euroclear (in Europe) if they are Participants of such system, or indirectly through organizations that are participants in such systems. CEDEL and Euroclear will hold omnibus positions on behalf of the CEDEL Participants and the Euroclear Participants, respectively, through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositories (collectively, the "Depositaries"), which in turn will hold such positions in customers' securities accounts in the Depositaries' names on the books of DTC. DTC is a limited purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code (the "UCC") and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its Participants and to facilitate the clearance and settlement of securities transactions through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

         Transfers between DTC Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their applicable rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

         Because of time-zone differences, credits of securities in CEDEL or Euroclear as a result of a transaction with a DTC Participant will be made during the subsequent securities settlement processing day, dated the business day following the DTC settlement date, and such credits or any transactions in such securities settled during such processing will be reported to the relevant CEDEL Participant or Euroclear Participant on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant or a Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

         The beneficial owners of Book-Entry Certificates that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interest in, Book-Entry Certificates may do so only through Participants and Indirect Participants. In addition, beneficial owners of Book-Entry Certificates will receive all distributions of principal and interest from the Trustee through the Participants who in turn will receive them from DTC. Under a book-entry format, beneficial owners of Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede & Co., ("Cede") as nominee for DTC. DTC will forward such payments to its Participants, which thereafter will forward them to Indirect Participants or beneficial owners of Book-Entry Certificates.

         Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of Book-Entry Certificates among Participants on whose behalf it acts with respect to the Book-Entry Certificates and to receive and transmit distributions of principal of, and interest on, the Book-Entry Certificates. Participants and Indirect Participants with which the beneficial owners of Book-Entry Certificates have accounts with respect to the Book-Entry Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective beneficial owners of Book-Entry Certificates. Accordingly, although the beneficial owners of Book-Entry Certificates will not possess the Book-Entry Certificates, the Rules provide a mechanism by which Participants will receive payments on Book-Entry Certificates and will be able to transfer their interest.

         Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants, the ability of a holder of Book-Entry Certificates to pledge such Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Certificates, may be limited due to the lack of a physical certificate for such Certificates.

         DTC has advised the Depositor that it will take any action permitted to be taken by a beneficial owner of a Book-Entry Certificate under the Pooling and Servicing Agreement only at the direction of one or more Participants to whose accounts with DTC the Book-Entry Certificates are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of Participants whose holdings include such undivided interests.

         Except as required by law, none of the Depositor, the Master Servicer, the Trustee or the Fiscal Agent will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Book-Entry Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depositary, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the underwriters. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for participants of the Euroclear system ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. The Euroclear system includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by Morgan Guaranty Trust Company of New York, Brussels office (the "Euroclear Operator"), under contract with Euroclear Clearance System, S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for the Euroclear system on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         The information contained herein concerning DTC, CEDEL and Euroclear and their book-entry systems has been obtained from sources believed to be reliable, but none of the Depositor, the Master Servicer, the Trustee or the Fiscal Agent take any responsibility for the accuracy or completeness thereof.

         Unless otherwise specified in the related Prospectus Supplement, Certificates initially issued in book-entry form will be issued in fully registered, certificated form to Beneficial Owners or their nominees ("Definitive Certificates"), rather than to DTC or its nominee only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the Certificates and the Depositor is unable to locate a qualified successor or
(ii) the Depositor, at its option, elects to terminate the book-entry system through DTC.

         Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of Definitive Certificates for the Beneficial Owners. Upon surrender by DTC of the certificate or certificates representing the Book-Entry Certificates, together with instructions for reregistration, the Trustee will issue (or cause to be issued) to the Beneficial Owners identified in such instructions the Definitive Certificates to which they are entitled, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Agreement.


                         DESCRIPTION OF THE AGREEMENTS

         The Certificates of each Series evidencing interests in a Trust Fund including Whole Loans will be issued pursuant to a Pooling and Servicing Agreement among the Depositor, a Master Servicer, if specified in the related Prospectus Supplement, a Special Servicer and the Trustee. The Certificates of each Series evidencing interests in a Trust Fund not including Whole Loans will be issued pursuant to a Trust Agreement between the Depositor and a Trustee. The Master Servicer, any Special Servicer and the Trustee with respect to any Series of Certificates will be named in the related Prospectus Supplement. In lieu of appointing a Master Servicer, a servicer may be appointed pursuant to the Pooling and Servicing Agreement for any Trust Fund. The Mortgage Loans shall be serviced pursuant to the terms of the Pooling and Servicing Agreement. A manager or administrator may be appointed pursuant to the Trust Agreement for any Trust Fund to administer such Trust Fund. The provisions of each Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. A form of a Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. Any Trust Agreement will generally conform to the form of Pooling and Servicing Agreement filed herewith, but will not contain provisions with respect to the servicing and maintenance of Whole Loans. The following summaries describe certain provisions that may appear in each Agreement. The Prospectus Supplement for a Series of Certificates will describe any provision of the Agreements relating to such Series that materially differs from the description thereof contained in this Prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreements for each Trust Fund and the description of such provisions in the related Prospectus Supplement. As used herein with respect to any Series, the term "Certificate" refers to all of the Certificates of that Series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires. The Depositor will provide a copy of the Agreements (without exhibits) relating to any Series of Certificates without charge upon written request of a holder of a Certificate of such Series addressed to the Trustee specified in the related Prospectus Supplement.

ASSIGNMENT OF ASSETS, REPURCHASES

         At the time of issuance of any Series of Certificates, the Depositor will assign (or cause to be assigned) to the designated Trustee the Trust Assets to be included in the related Trust Fund, together with all principal and interest to be received on or with respect to such Trust Assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The Trustee will, concurrently with such assignment, deliver the Certificates to the Depositor in exchange for the Trust Assets and the other assets comprising the Trust Fund for such Series. Each Mortgage Asset will be identified in a schedule appearing as an exhibit to the related Agreement. To the extent provided in the related Prospectus Supplement, such schedule will include detailed information (i) in respect of each Whole Loan included in the related Trust Fund, including without limitation, the address of the related Mortgaged Property and type of such property, the Mortgage Interest Rate and, if applicable, the applicable index, margin, adjustment date and any rate cap information, the original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Value, Loan-to-Value Ratio and the Debt Service Coverage Ratio as of the date indicated and payment and prepayment provisions, if applicable, and (ii) in respect of each CMBS included in the related Trust Fund, including without limitation, the CMBS Issuer, CMBS Servicer and CMBS Trustee, the pass-through or bond rate or formula for determining such rate, the issue date and original and remaining term to maturity, if applicable, the original and outstanding principal amount and payment provisions, if applicable.

         With respect to each Whole Loan, the Depositor will deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) certain loan documents, which to the extent specified in the related Prospectus Supplement will include the original Mortgage Note endorsed, without recourse, in blank or to the order of the Trustee, the original Mortgage (or a copy thereof) with evidence of recording indicated thereon and an assignment of the Mortgage to the Trustee in recordable form. Notwithstanding the foregoing, a Trust Fund may include

Mortgage Loans where the original Mortgage Note is not delivered to the Trustee if the Company delivers to the Trustee or the custodian a copy or a duplicate original of the Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to such Mortgage Loans, the Trustee (or its nominee) may not be able to enforce the Mortgage Note against the related borrower. To the extent provided in the related Prospectus Supplement, the related Agreements will require that the Depositor or another party specified therein promptly cause each such assignment of Mortgage to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in the related Whole Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor, the Master Servicer, the relevant Asset Seller or any other prior holder of the Whole Loan.

         The Trustee (or a custodian) will review such Whole Loan documents within a specified period of days after receipt thereof, and the Trustee (or a custodian) will hold such documents in trust for the benefit of the Certificateholders. To the extent specified in the related Prospectus Supplement, if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) shall immediately notify the Depositor. If the Depositor cannot cure the omission or defect within a specified number of days after receipt of such notice, then to the extent specified in the related Prospectus Supplement, the Depositor will be obligated, within a specified number of days of receipt of such notice, to repurchase the related Whole Loan from the Trustee at the Purchase Price or substitute for such Mortgage Loan. To the extent specified in the related Prospectus Supplement, this repurchase or substitution obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, a constituent document. To the extent specified in the related Prospectus Supplement, in lieu of curing any omission or defect in the Mortgage Asset or repurchasing or substituting for such Mortgage Asset, the Depositor may agree to cover any losses suffered by the Trust Fund as a result of such breach or defect.

         If so provided in the related Prospectus Supplement, the Depositor will, as to some or all of the Mortgage Loans, assign or cause to be assigned to the Trustee the related Lease Assignments. In certain cases, the Trustee, or Master Servicer, as applicable, may collect all moneys under the related Leases and distribute amounts, if any, required under the Lease for the payment of maintenance, insurance and taxes, to the extent specified in the related Lease agreement. The Trustee, or if so specified in the Prospectus Supplement, the Master Servicer, as agent for the Trustee, may hold the Lease in trust for the benefit of the Certificateholders.

         With respect to each CMBS in certificated form, the Depositor will deliver or cause to be delivered to the Trustee (or the custodian) the original certificate or other definitive evidence of such CMBS together with bond power or other instruments, certifications or documents required to transfer fully such CMBS to the Trustee for the benefit of the Certificateholders. With respect to each CMBS in uncertificated or book-entry form or held through a "clearing corporation" within the meaning of the UCC the Depositor and the Trustee will cause such CMBS to be registered directly or on the books of such clearing corporation or of a financial intermediary in the name of the Trustee for the benefit of the Certificateholders. To the extent provided in the related Prospectus Supplement, the related Agreement will require that either the Depositor or the Trustee promptly cause any CMBS in certificated form not registered in the name of the Trustee to be re-registered, with the applicable persons, in the name of the Trustee.

REPRESENTATIONS AND WARRANTIES, REPURCHASES

         To the extent provided in the related Prospectus Supplement the Depositor will, with respect to each Whole Loan, make or assign representations and warranties, as of a specified date (the person making such representations and warranties, the "Warranting Party") covering, by way of example, the following types of matters: (i) the accuracy of the information set forth for such Whole Loan on the schedule of Mortgage Assets appearing as an exhibit to the related Agreement; (ii) the existence of title insurance insuring the lien priority of the Whole Loan; (iii) the authority of the Warranting Party to sell the Whole Loan; (iv) the payment status of the Whole Loan and the status of payments of taxes, assessments and other charges affecting the related Mortgaged Property; (v) the existence of customary provisions in the related Mortgage Note and Mortgage to permit realization against the

Mortgaged Property of the benefit of the security of the Mortgage; and (vi) the existence of hazard and extended perils insurance coverage on the Mortgaged Property.

         Any Warranting Party, if other than the Depositor, shall be an Asset Seller or an affiliate thereof or such other person acceptable to the Depositor and shall be identified in the related Prospectus Supplement.

         Representations and warranties made in respect of a Whole Loan may have been made as of a date prior to the applicable Cut-off Date. A substantial period of time may have elapsed between such date and the date of initial issuance of the related Series of Certificates evidencing an interest in such Whole Loan. To the extent specified in the related Prospectus Supplement, in the event of a breach of any such representation or warranty, the Warranting Party will be obligated to reimburse the Trust Fund for losses caused by any such breach or either cure such breach or repurchase or replace the affected Whole Loan as described below. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warranting Party will have a reimbursement, cure, repurchase or substitution obligation in connection with a breach of such a representation and warranty only if the relevant event that causes such breach occurs prior to such date. Such party would have no such obligations if the relevant event that causes such breach occurs after such date.

         To the extent provided in the related Prospectus Supplement, the Agreements will provide that the Master Servicer and/or Trustee will be required to notify promptly the relevant Warranting Party of any breach of any representation or warranty made by it in respect of a Whole Loan that materially and adversely affects the value of such Whole Loan or the interests therein of the Certificateholders. If such Warranting Party cannot cure such breach within a specified period following the date on which such party was notified of such breach, then such Warranting Party will be obligated to repurchase such Whole Loan from the Trustee within a specified period from the date on which the Warranting Party was notified of such breach, at the Purchase Price therefor. As to any Whole Loan, the "Purchase Price" is generally equal to the sum of the unpaid principal balance thereof, plus unpaid accrued interest thereon at the Mortgage Interest Rate from the date as to which interest was last paid to the due date in the Due Period in which the relevant purchase is to occur, plus certain servicing expenses that are reimbursable to each Servicer. If so provided in the Prospectus Supplement for a Series, a Warranting Party, rather than repurchase a Whole Loan as to which a breach has occurred, will have the option, within a specified period after initial issuance of such Series of Certificates, to cause the removal of such Whole Loan from the Trust Fund and substitute in its place one or more other Whole Loans, in accordance with the standards described in the related Prospectus Supplement. If so provided in the Prospectus Supplement for a Series, a Warranting Party, rather than repurchase or substitute a Whole Loan as to which a breach has occurred, will have the option to reimburse the Trust Fund or the Certificateholders for any losses caused by such breach. To the extent specified in the related Prospectus Supplement, this reimbursement, repurchase or substitution obligation will constitute the sole remedy available to holders of Certificates or the Trustee for a breach of representation by a Warranting Party.

         Neither the Depositor (except to the extent that it is the Warranting Party) nor any Servicer will be obligated to purchase or substitute for a Whole Loan if a Warranting Party defaults on its obligation to do so, and no assurance can be given that Warranting Parties will carry out such obligations with respect to Whole Loans.

         To the extent provided in the related Prospectus Supplement the Warranting Party will, with respect to a Trust Fund that includes CMBS, make or assign certain representations or warranties, as of a specified date, with respect to such CMBS, covering (i) the accuracy of the information set forth therefor on the schedule of Mortgage Assets appearing as an exhibit to the related Agreement and (ii) the authority of the Warranting Party to sell such Mortgage Assets. The related Prospectus Supplement will describe the remedies for a breach thereof.

         Each Servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. A breach of any such representation in a Pooling and Servicing Agreement of a Master Servicer or Special Servicer which materially and adversely affects the interests of the Certificateholders and which continues unremedied for thirty days after the giving of written notice of such breach to such Servicer by the Trustee or the Depositor, or to such Servicer, the Depositor and the Trustee by the holders of Certificates evidencing not less than 25% of the Voting Rights, will constitute an Event of Default under such Pooling and Servicing Agreement. A breach of any such representation in a Servicing Agreement of a Servicer which continues unremedied for thirty days after giving notice of such breach to such Servicer will constitute an Event of Default under such Servicing Agreement. See "Events of Default" and "Rights Upon Event of Default."

ACCOUNTS

General

         Each Servicer and/or the Trustee will, as to each Trust Fund, establish and maintain or cause to be established and maintained one or more separate accounts for the collection of payments on the related Mortgage Assets (collectively, the "Accounts"), which must be either (i) an account or accounts the deposits in which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC") (to the limits established by the FDIC) and the uninsured deposits in which are otherwise secured such that the Certificateholders have a claim with respect to the funds an Account or a perfected first priority security interest against any collateral securing such funds that is superior to the claims of any other depositors or general creditors of the institution with which such Account is maintained or (ii) otherwise maintained with a bank or trust company, and in a manner, satisfactory to the Rating Agency or Agencies rating any class of Certificates of such Series. The collateral eligible to secure amounts in an Account is limited to United States government securities and other investment grade obligations specified in the Agreement ("Permitted Investments"). An Account may be maintained as an interest bearing or a non-interest bearing account and the funds held therein may be invested pending each succeeding Distribution Date in certain short-term Permitted Investments. To the extent provided in the related Prospectus Supplement, any interest or other income earned on funds in an Account will be paid to a Servicer or its designee as additional servicing compensation. An Account may be maintained with an institution that is an affiliate of a Servicer provided that such institution meets the standards imposed by the Rating Agency or Agencies. If permitted by the Rating Agency or Agencies and so specified in the related Prospectus Supplement, an Account may contain funds relating to more than one Series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to a Servicer or serviced or master serviced by it on behalf of others.

DEPOSITS

         To the extent provided in the related Prospectus Supplement, the Master Servicer will deposit or cause to be deposited in an Account on a daily basis, to the extent provided in the related Agreement, the following payments and collections received, or advances made, by the Master Servicer:

         (i) all payments on account of principal, including principal prepayments, on the Mortgage Assets;

         (ii) all payments on account of interest on the Mortgage Assets, including any default interest collected, in each case net of any portion thereof retained by a Servicer as its servicing compensation;

         (iii) all proceeds of the hazard, business interruption and general liability insurance policies to be maintained in respect of each Mortgaged Property securing a Whole Loan in the Trust Fund (to the extent such proceeds are not applied to the restoration of the property or released to the Mortgagor in accordance with the normal servicing procedures of a Servicer, subject to the terms and conditions of the related Mortgage and Mortgage Note) and all proceeds of rental interruption policies, if any, insuring against losses arising from the failure of Lessees under a Lease to make timely rental payments because of certain casualty events (collectively, "Insurance Proceeds") and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in the Trust Fund, by foreclosure, condemnation or otherwise together with the net proceeds on a monthly basis with respect to any Mortgaged Properties acquired for the benefit of Certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise;

         (iv) any advances made as described under "Description of the Certificates -- Advances in Respect of Delinquencies";

         (v) any amounts representing Prepayment Premiums;


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




         (vi) any amounts received from a Special Servicer; but excluding any REO Proceeds and penalties or modification fees which may be retained by the Master Servicer. REO Proceeds shall be maintained in an Account by the Special Servicer.

         The Special Servicer will remit funds on deposit in the Account it maintains together with any P&I Advances to the Master Servicer for deposit in an Account maintained by the Master Servicer.

Withdrawals

         A Servicer may, from time to time, to the extent provided in the related Agreement and described in the related Prospectus Supplement, make withdrawals from an Account for each Trust Fund for any of the following purposes:

         (i) to reimburse a Servicer for unreimbursed amounts advanced as described under "Description of the Certificates -- Advances in Respect of Delinquencies," such reimbursement to be made out of amounts received which were identified and applied by such Servicer as late collections of interest on and principal of the particular Whole Loans with respect to which the advances were made;

         (ii) to reimburse a Servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to Whole Loans and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation Proceeds and Insurance Proceeds collected on the particular Whole Loans and properties, and net income collected on the particular properties, with respect to which such fees were earned or such expenses were incurred;

         (iii) to reimburse a Servicer for any advances described in clause (i) above and any servicing expenses described in clause (ii) above which, in the Master Servicer's good faith judgment, will not be recoverable from the amounts described in clauses (i) and (ii), respectively, such reimbursement to be made from amounts collected on other Trust Assets or, if and to the extent so provided by the related Agreement and described in the related Prospectus Supplement, just from that portion of amounts collected on other Trust Assets that is otherwise distributable on one or more classes of Subordinate Certificates, if any, remain outstanding, and otherwise any outstanding class of Certificates, of the related Series;

         (iv) if and to the extent described in the related Prospectus Supplement, to pay a Servicer interest accrued on the advances described in clause (i) above and the servicing expenses described in clause (ii) above while such remain outstanding and unreimbursed;

         (v) to the extent provided in the related Prospectus Supplement, to pay a Servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the Account; and

         (vi) to make any other withdrawals permitted by the related Agreement and described in the related Prospectus Supplement.

         If and to the extent specified in the Prospectus Supplement amounts may be withdrawn from any Account to cover additional costs, expenses or liabilities associated with: the preparation of environmental site assessments with respect to, and for containment, clean-up or remediation of hazardous wastes and materials, the proper operation, management and maintenance of any Mortgaged Property acquired for the benefit of Certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise, such payments to be made out of income received on such property; if one or more elections have been made to treat the Trust Fund or designated portions thereof as a REMIC or FASIT, any federal, state or local taxes imposed on the Trust Fund or its assets or transactions, as and to the extent described under "Federal Income Tax Consequences -- REMIC -- Prohibited Transactions and Other Taxes" in the case of REMIC, or to the extent described in the related Prospectus Supplement in the case of FASIT; retaining an independent appraiser or other expert in real estate matters to determine a fair sale price for a defaulted Whole Loan or a property acquired in respect thereof in connection with the liquidation of such Whole Loan or property; and obtaining various opinions of counsel pursuant to the related Agreement for the benefit of Certificateholders.

Distribution Account

         To the extent specified in the related Prospectus Supplement, the Trustee will, as to each Trust Fund, establish and maintain, or cause to be established and maintained, one or more separate Accounts for the collection of payments from the Master Servicer immediately preceding each Distribution Date (the "Distribution Account"). The Trustee will also deposit or cause to be deposited in a Distribution Account the following amounts:

         (i) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related Series of Certificates as described under "Description of Credit Support";

         (ii) any amounts paid under any Cash Flow Agreement, as described under "Description of the Trust Funds -- Cash Flow Agreements";

         (iii) all proceeds of any Trust Asset or, with respect to a Whole Loan, property acquired in respect thereof purchased by the Depositor, any Asset Seller or any other specified person, and all proceeds of any Mortgage Asset purchased as described under "Description of the Certificates -- Termination" (also, Liquidation Proceeds); and

         (iv) any other amounts required to be deposited in the Distribution Account as provided in the related Agreement and described in the related Prospectus Supplement.

         The Trustee may, from time to time, to the extent provided in the related Agreements and described in the related Prospectus Supplement, make a withdrawal from a Distribution Account to make distributions to the Certificateholders on each Distribution Date.

OTHER COLLECTION ACCOUNTS

         Notwithstanding the foregoing, if so specified in the related Prospectus Supplement, the Agreement for any Series of Certificates may provide for the establishment and maintenance of a separate collection account into which the Master Servicer or Special Servicer will deposit on a daily basis the amounts described under "--Accounts -- Deposits" above for one or more Series of Certificates. Any amounts on deposit in any such collection account will be withdrawn therefrom and deposited into the appropriate Distribution Account by a time specified in the related Prospectus Supplement. To the extent specified in the related Prospectus Supplement, any amounts which could be withdrawn from the Distribution Account as described under "--Accounts -- Withdrawals" above, may also be withdrawn from any such collection account. The Prospectus Supplement will set forth any restrictions with respect to any such collection account, including investment restrictions and any restrictions with respect to financial institutions with which any such collection account may be maintained.

COLLECTION AND OTHER SERVICING PROCEDURES

Master Servicer

         The Master Servicer is required under each Pooling and Servicing Agreement to make reasonable efforts to collect all scheduled payments under the Mortgage Loans and will follow or cause to be followed such collection procedures as it would follow with respect to mortgage loans that are comparable to the Mortgage Loans and held for its own account, provided such procedures are consistent with (i) the terms of the related Pooling and Servicing Agreement, (ii) applicable law and (iii) the general servicing standard specified in the related Prospectus Supplement or, if no such standard is so specified, its normal servicing practices (in either case, the "Servicing Standard").

         The Master Servicer will also be required to perform other customary functions of a servicer of comparable loans, including maintaining (or causing the Mortgagor or Lessee on each Mortgage or Lease to maintain) hazard, business interruption and general liability insurance policies (and, if applicable, rental interruption policies) as described herein and in any related Prospectus Supplement, and filing and settling claims thereunder; maintaining escrow or impoundment accounts of Mortgagors for payment of taxes, insurance and other items required to be paid by an Mortgagor pursuant to the Mortgage Loan; processing assumptions or substitutions in those cases where the Master Servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies; supervising foreclosures; inspecting and managing Mortgaged Properties under certain circumstances; and maintaining accounting records relating to the Mortgage Loans.

         The Master Servicer shall monitor the actions of the Special Servicer to confirm compliance with the Agreements.

         To the extent specified in the related Prospectus Supplement, a Master Servicer, as servicer of the Mortgage Loans, on behalf of itself, the Trustee and the Certificateholders, will present claims to the obligor under each instrument of Credit Support, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Mortgage Loans. See "Description of Credit Support."

         If a Master Servicer or its designee recovers payments under any instrument of Credit Support with respect to any defaulted Mortgage Loan, the Master Servicer will be entitled to withdraw or cause to be withdrawn from the Distribution Account out of such proceeds, prior to distribution thereof to Certificateholders, amounts representing its normal servicing compensation on such Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan. See "--Hazard Insurance Policies" and "Description of Credit Support."

Sub-Servicers

            A Master Servicer may delegate its servicing obligations in respect of the Whole Loans to third-party servicers (each, a "Sub-Servicer"), but such Master Servicer will remain obligated under the related Agreement. Each sub-servicing agreement between a Master Servicer and a Sub-Servicer (a "Sub-Servicing Agreement") must be consistent with the terms of the related Agreement and must provide that, if for any reason the Master Servicer for the related series of Certificates is no longer acting in such capacity, the Trustee or any successor Master Servicer may assume the Master Servicer's rights and obligations under such Sub-Servicing Agreement.

         Generally, the Master Servicer will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's compensation pursuant to the related Agreement is sufficient to pay such fees. However, a Sub-Servicer may be entitled to a Retained Interest in certain Whole Loans. Each Sub-Servicer will be reimbursed by the Master Servicer for certain expenditures which it makes, generally to the same extent the Master Servicer would be reimbursed under an Agreement. See "Retained Interest, Servicing Compensation and Payment of Expenses."

Special Servicer

         A Mortgagor's failure to make required payments may reflect inadequate income or the diversion of that income from the service of payments due under the Mortgage Loan, and may call into question such Mortgagor's ability to make timely payment of taxes and to pay for necessary maintenance of the related Mortgaged Property. To the extent provided in the related Prospectus Supplement, upon the occurrence of any of the following events (each a "Servicing Transfer Event") with respect to a Mortgage Loan, servicing for such Mortgage Loan (thereafter, a "Specially Serviced Mortgage Loan") will be transferred from the Master Servicer to the Special Servicer:

         a) such Mortgage Loan becomes a defaulted Mortgage Loan,

         b) the occurrence of certain events indicating the possible insolvency of the Mortgagor,

         c) the receipt by the Master Servicer of a notice of foreclosure of any other lien on the related Mortgaged Property,

         d) the Master Servicer determines that a payment default is imminent,

         e) with respect to a Balloon Mortgage Loan, no assurances have been given as to the ability of the Mortgagor to make the final payment thereon, or

         f) the occurrence of certain other events constituting defaults under the terms of such Mortgage Loan.

         The Special Servicer is required to monitor any Mortgage Loan which is in default, contact the Mortgagor concerning the default, evaluate whether the causes of the default can be cured over a reasonable period without significant impairment of the value of the Mortgaged Property, initiate corrective action in cooperation with the Mortgagor if cure is likely, inspect the Mortgaged Property and take such other actions as are consistent with the Servicing Standard. A significant period of time may elapse before the Special Servicer is able to assess the success of such corrective action or the need for additional initiatives.

         The time within which the Special Servicer makes the initial determination of appropriate action evaluates the success of corrective action, develops additional initiatives, institutes foreclosure proceedings and actually forecloses (or takes a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Certificateholders, may vary considerably depending on the particular Mortgage Loan, the Mortgaged Property, the Mortgagor, the presence of an acceptable party to assume the Mortgage Loan and the laws of the jurisdiction in which the Mortgaged Property is located. Under federal bankruptcy law, the Special Servicer in certain cases may not be permitted to accelerate a Mortgage Loan or to foreclose on a Mortgaged Property for a considerable period of time. See "Certain Legal Aspects of the Mortgage Loans and the Leases."

         Any Agreement relating to a Trust Fund that includes Mortgage Loans may grant to the Master Servicer and/or the holder or holders of certain classes of Certificates a right of first refusal to purchase from the Trust Fund at a predetermined purchase price any such Mortgage Loan as to which a specified number of scheduled payments thereunder are delinquent. Any such right granted to the holder of an Offered Certificate will be described in the related Prospectus Supplement. The related Prospectus Supplement will also describe any such right granted to any person if the predetermined purchase price is less than the Purchase Price described under "--Representations and Warranties; Repurchases."

         The Special Servicer may agree to modify, waive or amend any term of any Specially Serviced Mortgage Loan in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not (i) affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan or (ii) in its judgment, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon. Generally, the Special Servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a Mortgage Loan if (i) in its judgment, a material default on the Mortgage Loan has occurred or a payment default is imminent and (ii) in its judgment, such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan on a present value basis than would liquidation. The Special Servicer is required to notify the Trustee in the event of any modification, waiver or amendment of any Mortgage Loan.

         The Special Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in any mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to a Mortgaged Property securing a Mortgage Loan by operation of law or otherwise, if such action is consistent with the Servicing Standard and a default on such Mortgage Loan has occurred or, in the Special Servicer's judgment, is imminent. The Special Servicer generally may not acquire title to any related Mortgaged Property or take any other action that would cause the Trustee, for the benefit of Certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of such Mortgaged Property within the meaning of certain federal environmental laws, unless the Special Servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the Trust Fund), that:

         (i) the Mortgaged Property is in compliance with applicable environmental laws; or if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions; and

         (ii) and there are no circumstances present at the Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation or that, if any such materials are present, taking such action with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions.

         To the extent provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Special Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property within two years of acquisition, unless (i) the Internal Revenue Service grants an extension of time to sell such property or (ii) the Trustee receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund by the close of the third taxable year following the taxable year of the property's acquisition will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC under the Code at any time that any Certificate is outstanding. Subject to the foregoing, the Special Servicer will be required to (i) solicit bids for any Mortgaged Property so acquired in such a manner as will be reasonably likely to realize a fair price for such property and (ii) accept the first (and, if multiple bids are contemporaneously received, the highest) cash bid received from any person that constitutes a fair price.

         If the Trust Fund acquires title to any Mortgaged Property, the Special Servicer, on behalf of the Trust Fund, may retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the Special Servicer of any of its obligations with respect to the management and operation of such Mortgaged Property. To the extent specified in the related Prospectus Supplement, any such property acquired by the Trust Fund will be managed in a manner consistent with the management and operation of similar property by a prudent lending institution.

         The limitations imposed by the related Agreement and the REMIC provisions of the Code (if a REMIC election has been made with respect to the related Trust Fund) on the operations and ownership of any Mortgaged Property acquired on behalf of the Trust Fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Certain Legal Aspects of the Mortgage Loans and the Leases -- Foreclosure."

         If recovery on a defaulted Mortgage Loan under any related instrument of Credit Support is not available, the Special Servicer nevertheless will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Mortgage Loan. If the proceeds of any liquidation of the property securing the defaulted Mortgage Loan are less than the outstanding principal balance of the defaulted Mortgage Loan plus interest accrued thereon at the Mortgage Interest Rate plus the aggregate amount of expenses incurred by the Special Servicer in connection with such proceedings and which are reimbursable under the Agreement, the Trust Fund will realize a loss in the amount of such difference. The Special Servicer will be entitled to withdraw or cause to be withdrawn from a related Account out of the Liquidation Proceeds recovered on any defaulted Mortgage Loan, prior to the distribution of such Liquidation Proceeds to Certificateholders, amounts representing its normal servicing compensation on the Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan.

         If any property securing a defaulted Mortgage Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the related instrument of Credit Support, if any, the Special Servicer is not required to expend its own funds to restore the damaged property unless it determines (i) that such restoration will increase the proceeds to Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

HAZARD INSURANCE POLICIES

         To the extent specified in the related Prospectus Supplement, each Agreement for a Trust Fund that includes Whole Loans will require the Master Servicer to cause the Mortgagor on each Whole Loan to maintain a hazard insurance policy providing for such coverage as is required under the related Mortgage. To the extent specified in the related Prospectus Supplement, such coverage will be in general in an amount equal to the amount necessary to fully compensate for any damage or loss to the improvements on the Mortgaged Property on a replacement cost basis, but not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the Master Servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information in this regard is furnished by Mortgagors. All amounts collected by the Master Servicer under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures, subject to the terms and conditions of the related Mortgage and Mortgage Note) will be deposited in a related Account.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the Whole Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of uninsured risks.

         The hazard insurance policies covering the Mortgaged Properties securing the Whole Loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

         The Agreements for a Trust Fund that includes Whole Loans will require the Master Servicer to cause the Mortgagor on each Whole Loan, or, in certain cases, the related Lessee, to maintain all such other insurance coverage with respect to the related Mortgaged Property as is consistent with the terms of the related Mortgage, which insurance may typically include flood insurance (if the related Mortgaged Property was located at the time of origination in a federally designated flood area).In addition, to the extent required by the related Mortgage, the Master Servicer may require the Mortgagor or related Lessee to maintain other forms of insurance including, but not limited to, loss of rent endorsements, business interruption insurance and comprehensive public liability insurance. Any cost incurred by the Master Servicer in maintaining any such insurance policy will be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of such cost will not be taken into account for purposes of calculating the distribution to be made to Certificateholders. Such costs may be recovered by a Servicer from a related Account, with interest thereon, as provided by the Agreements.

RENTAL INTERRUPTION INSURANCE POLICY

         If so specified in the related Prospectus Supplement, the Master Servicer or the Mortgagors will maintain rental interruption insurance policies in full force and effect with respect to some or all of the Leases. Although the terms of such policies vary to some degree, a rental interruption insurance policy typically provides that, to the extent that a Lessee fails to make timely rental payments under the related Lease due to a casualty event, such losses will be reimbursed to the insured. If so specified in the related Prospectus Supplement, the Master Servicer will be required to pay from its servicing compensation the premiums on the rental interruption policy on a timely basis. If


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


so specified in the Prospectus Supplement, if such rental interruption policy is canceled or terminated for any reason (other than the exhaustion of total policy coverage), the Master Servicer will exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to the rental interruption policy with a total coverage that is equal to the then existing coverage of the terminated rental interruption policy; provided that if the cost of any such replacement policy is greater than the cost of the terminated rental interruption policy, the amount of coverage under the replacement policy will, to the extent specified in the related Prospectus Supplement, be reduced to a level such that the applicable premium does not exceed, by a percentage that may be set forth in the related Prospectus Supplement, the cost of the rental interruption policy that was replaced. Any amounts collected by the Master Servicer under the rental interruption policy in the nature of insurance proceeds will be deposited in a related Account.

FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE

         To the extent specified in the related Prospectus Supplement, the Agreements will require that the Servicers obtain and maintain in effect a fidelity bond or similar form of insurance coverage (which may provide blanket coverage) or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of such Servicer. The related Agreements will allow a Servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the Master Servicer or the Special Servicer so long as certain criteria set forth in the Agreements are met.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

         Certain of the Whole Loans may contain clauses requiring the consent of the mortgagee to any sale or other transfer of the related Mortgaged Property, or due-on-sale clauses entitling the mortgagee to accelerate payment of the Whole Loan upon any sale or other transfer of the related Mortgaged Property. Certain of the Whole Loans may contain clauses requiring the consent of the mortgagee to the creation of any other lien or encumbrance on the Mortgaged Property or due-on-encumbrance clauses entitling the mortgagee to accelerate payment of the Whole Loan upon the creation of any other lien or encumbrance upon the Mortgaged Property. To the extent provided in the related Prospectus Supplement, the Master Servicer, on behalf of the Trust Fund, will exercise any right the Trustee may have as mortgagee to accelerate payment of any such Whole Loan or to withhold its consent to any transfer or further encumbrance. To the extent specified in the related Prospectus Supplement, any fee collected by or on behalf of the Master Servicer for entering into an assumption agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. See "Certain Legal Aspects of the Mortgage Loans and the Leases -- Due-on-Sale and Due-on-Encumbrance."

RETAINED INTEREST; SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         The Prospectus Supplement for a Series of Certificates will specify whether there will be any Retained Interest in the Mortgage Assets, and, if so, the initial owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement. A "Retained Interest" in a Mortgage Asset represents a specified portion of the interest payable thereon. The Retained Interest will be deducted from Mortgagor payments as received and will not be part of the related Trust Fund.

         To the extent specified in the related Prospectus Supplement, each Servicer's primary servicing compensation with respect to a Series of Certificates will come from the periodic payment to it of a portion of the interest payment on each Mortgage Asset. Since any Retained Interest and a Servicer's primary compensation are percentages of the principal balance of each Mortgage Asset, such amounts will decrease in accordance with the amortization of the Mortgage Assets. The Prospectus Supplement with respect to a Series of Certificates evidencing interests in a Trust Fund that includes Whole Loans may provide that, as additional compensation, a Servicer may retain all or a portion of assumption fees, modification fees, late payment charges or Prepayment Premiums collected from Mortgagors and any interest or other income which may be earned on funds held in a related Account.

         The Master Servicer may, to the extent provided in the related Prospectus Supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing and managing of the Mortgage

Assets, including, without limitation, payment of the fees and disbursements of the Trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to Certificateholders, and payment of any other expenses described in the related Prospectus Supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the Whole Loans and, to the extent so provided in the related Prospectus Supplement, interest thereon at the rate specified therein, and the fees of any Special Servicer, may be borne by the Trust Fund.

EVIDENCE AS TO COMPLIANCE

         The Pooling and Servicing Agreement will provide that on or before a specified date in each year, beginning on a date specified therein, a firm of independent public accountants will furnish a statement to the Trustee to the effect that, on the basis of the examination by such firm conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, the servicing by or on behalf of the Master Servicer was conducted in compliance with the terms of such agreements except for any exceptions the Uniform Single Attestation Program for Mortgage Bankers requires it to report.

         The Pooling and Servicing Agreement will also provide for delivery to the Trustee, on or before a specified date in the Master year, of an annual statement signed by an officer of the Master Servicer to the effect that the Master Servicer has fulfilled its obligations under the Pooling and Servicing Agreement throughout the preceding calendar year or other specified twelve-month period.

         To the extent provided in the related Prospectus Supplement, copies of such annual accountants' statement and such statements of officers will be obtainable by Certificateholders and Beneficial Owners without charge upon written request to the Master Servicer or the Trustee at the address set forth in the related Prospectus Supplement; provided that such Beneficial Owner shall have certified to the Master Servicer or the Trustee that it is the Beneficial Owner of a Certificate.

CERTAIN MATTERS REGARDING EACH SERVICER AND THE DEPOSITOR

         The Master Servicer and the Special Servicer, or a servicer for substantially all the Whole Loans under each Agreement will be named in the related Prospectus Supplement. Each entity serving as Servicer (or as such servicer) may be an affiliate of the Depositor and may have other normal business relationships with the Depositor or the Depositor's affiliates. Reference herein to a Servicer shall be deemed to be to the servicer of substantially all of the Whole Loans, if applicable.

         To the extent specified in the related Prospectus Supplement, the related Agreement will provide that any Servicer may resign from its obligations and duties thereunder only with the consent of the Trustee, which may not be unreasonably withheld or upon a determination that its duties under the Agreement are no longer permissible under applicable law. No such resignation will become effective until a successor servicer has assumed such Servicer's obligations and duties under the Pooling and Servicing Agreement. To the extent specified in the related Prospectus Supplement, the Pooling and Servicing Agreement will further provide that none of the Servicers, or any officer, employee, or agent thereof will be under any liability to the related Trust Fund or Certificateholders for any action taken, or for refraining from the taking of any action in accordance with the servicing standards set forth in the Pooling and Servicing Agreement, in good faith; provided, however, that no Servicer nor any such person will be protected against any breach of a representation or warranty made in such Agreement, or against any liability specifically imposed thereby, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. To the extent specified in the related Prospectus Supplement, the Depositor shall be liable only to the extent of its obligations specifically imposed upon and undertaken by the Depositor. To the extent specified in the related Prospectus Supplement, the Pooling and Servicing Agreement will further provide that each Servicer will be entitled to indemnification by the related Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to the Pooling and Servicing Agreement or the Mortgage Loans; provided, however, that such indemnification will not extend to any loss, liability or expense incurred by reason of misfeasance, bad faith or negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of such obligations or duties. In addition, the Pooling and Servicing Agreement will provide that no Servicer will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its responsibilities under the Pooling and Servicing Agreement and which in its opinion may involve it in any expense or liability. Any Servicer may, however, with the consent of the Trustee undertake any such action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Certificateholders, and the Servicer will be entitled to be reimbursed therefor.

         Any person into which a Servicer or the Depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which a Servicer or the Depositor is a party, or any person succeeding to the business of a Servicer or the Depositor will be the successor of such Servicer or the Depositor, as applicable, under the related Agreements.

EVENTS OF DEFAULT

         To the extent provided in the related Prospectus Supplement for a Trust Fund that includes Whole Loans, "Event of Default" with respect to a Servicer under the related Agreements will include (i) any failure by such Servicer to distribute or cause to be distributed to the Trustee, another Servicer or the Certificateholders, any required payment on the date due or within a specified grace period; (ii) any failure by such Servicer to timely deliver a report that continues unremedied for a certain number days after receipt of notice of such failure has been given to such Servicer by the Trustee or another Servicer; (iii) any failure by such Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Agreement which continues unremedied for a specified number of days after written notice of such failure has been given to such Servicer; (iv) any breach of a representation or warranty made by such Servicer under the Agreement which materially and adversely affects the interests of Certificateholders and which continues unremedied for a specified number of days after written notice of such breach has been given to such Servicer; (v) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of such Servicer indicating its insolvency or inability to pay its obligations; and
(vi) any failure by such Servicer to maintain a required license to do business or service the Mortgage Loans pursuant to the related Agreements. Material variations to the foregoing Events of Default will be specified in the related Prospectus Supplement. To the extent specified in the related Prospectus Supplement, the Trustee shall, not later than the later of a specified number of days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and a specified number of days after certain officers of the Trustee become aware of the occurrence of such an event, transmit by mail to the Depositor and all Certificateholders of the applicable Series notice of such occurrence, unless such default shall have been cured or waived.

RIGHTS UPON EVENT OF DEFAULT

         So long as an Event of Default under an Agreement remains unremedied, the Depositor or the Trustee may, and at the direction of holders of Certificates evidencing not less than a percentage of the Voting Rights specified in the related Prospectus Supplement, the Trustee shall, terminate all of the rights and obligations of the related Servicer under the Agreement and in and to the Mortgage Loans (other than as a Certificateholder or as the owner of any Retained Interest), whereupon the Master Servicer (or if such Servicer is the Master Servicer, the Trustee) will succeed to all of the responsibilities, duties and liabilities of such Servicer under the Agreements (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent mortgage loans, or if the related Prospectus Supplement so specifies, then the Trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. To the extent specified in the related Prospectus Supplement, in the event that the Trustee is unwilling or unable so to act, it may or, at the written request of the holders of Certificates entitled to a percentage of the Voting Rights specified in the related Prospectus Supplement, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the Rating Agency with a net worth at the time of such appointment as specified in the related Prospectus Supplement to act as successor to the Master Servicer under the Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid, which, to the extent so specified in the related Prospectus Supplement, may be no greater than the compensation payable to the Master Servicer under the Agreement.

         To the extent described in the related Prospectus Supplement, the holders of Certificates representing the percentage of the Voting Rights specified in such Prospectus Supplement allocated to the respective classes of Certificates affected by any Event of Default will be entitled to waive such Event of Default; provided, however, that an Event of Default involving a failure to distribute a required payment to Certificateholders described in clause (i) under "--Events of Default" may be waived only by all of the Certificateholders. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under the Agreement.

         No Certificateholder will have the right under any Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of default and unless the holders of Certificates evidencing not less than the percentage of the Voting Rights specified in the related Prospectus Supplement have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for a specified number of days has neglected or refused to institute any such proceeding. The Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by any Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by such Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

         As described under "Description of the Certificates -- Book-Entry Registration and Definitive Certificates," unless and until Definitive Certificates are issued, Beneficial Owners may only exercise their rights as owners of Certificates indirectly through DTC, or their respective Participants and Indirect Participants.

AMENDMENT

         Each Agreement may be amended by the parties thereto, without the consent of any of the holders of Certificates covered by the Agreement, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provision therein which may be inconsistent with any other provision therein, (iii) to make any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof, or (iv) to comply with any requirements imposed by the Code; provided that such amendment (other than an amendment for the purpose specified in clause (iv) above) will not (as evidenced by an opinion of counsel to such effect) adversely affect in any material respect the interests of any holder of Certificates covered by the Agreement. To the extent specified in the related Prospectus Supplement, each Agreement may also be amended by the Depositor, the Master Servicer, if any, and the Trustee, with the consent of the holders of Certificates affected thereby evidencing not less than 51% of the Voting Rights, for any purpose; provided, however, that to the extent specified in the related Prospectus Supplement, no such amendment may (i) reduce in any manner the amount of or delay the timing of, payments received or advanced on Mortgage Loans which are required to be distributed on any Certificate without the consent of the holder of such Certificate, (ii) adversely affect in any material respect the interests of the holders of any class of Certificates in a manner other than as described in (i), without the consent of the holders of all Certificates of such class or (iii) modify the provisions of such Agreement described in this paragraph without the consent of the holders of all Certificates covered by such Agreement then outstanding. However, with respect to any Series of Certificates as to which a REMIC election is to be made, the Trustee will not consent to any amendment of the Agreement unless it shall first have received an opinion of counsel to the effect that such amendment will not result in the imposition of a tax on the related Trust Fund or cause the related Trust Fund to fail to qualify as a REMIC at any time that the related Certificates are outstanding.

THE TRUSTEE

         The Trustee under each Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company serving as Trustee may have a banking relationship with the Depositor and its affiliates and with any Master Servicer and its affiliates.


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



DUTIES OF THE TRUSTEE

         The Trustee will make no representations as to the validity or sufficiency of any Agreement, the Certificates or any Trust Asset or related document and is not accountable for the use or application by or on behalf of any Servicer of any funds paid to such Servicer or its designee in respect of the Certificates or the Trust Assets, or deposited into or withdrawn from any Account or any other account by or on behalf of any Servicer. If no Event of Default has occurred and is continuing, the Trustee is required to perform only those duties specifically required under the related Agreements. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform to the requirements of the Agreements.

CERTAIN MATTERS REGARDING THE TRUSTEE

         To the extent specified in the related Prospectus Supplement, the Trustee and any director, officer, employee or agent of the Trustee shall be entitled to indemnification out of the Distribution Account for any loss, liability or expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with the Trustee's (i) enforcing its rights and remedies and protecting the interests, and enforcing the rights and remedies, of the Certificateholders during the continuance of an Event of Default, (ii) defending or prosecuting any legal action in respect of the related Agreement or Series of Certificates, (iii) being the mortgagee of record with respect to the Mortgage Loans in a Trust Fund and the owner of record with respect to any Mortgaged Property acquired in respect thereof for the benefit of Certificateholders, or (iv) acting or refraining from acting in good faith at the direction of the holders of the related Series of Certificates entitled to not less than 25% (or such higher percentage as is specified in the related Agreement with respect to any particular matter) of the Voting Rights for such Series; provided, however, that such indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the Trustee pursuant to the related Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made therein.

RESIGNATION AND REMOVAL OF THE TRUSTEE

         The Trustee may at any time resign from its obligations and duties under an Agreement by giving written notice thereof to the Depositor, the Master Servicer, if any, and all Certificateholders. Upon receiving such notice of resignation, the Depositor is required promptly to appoint a successor trustee acceptable to the Master Servicer, if any. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time the Trustee shall cease to be eligible to continue as such under the related Agreements, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee acceptable to the Master Servicer, if any. Holders of the Certificates of any Series entitled to at least 51% of the Voting Rights for such Series may at any time remove the Trustee without cause and appoint a successor trustee.

         Any resignation or removal of the Trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.


                         DESCRIPTION OF CREDIT SUPPORT

GENERAL



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

         For any Series of Certificates, Credit Support may be provided with respect to one or more classes thereof or the related Mortgage Assets. Credit Support may be in the form of the subordination of one or more classes of Certificates, letters of credit, insurance policies, guarantees, the establishment of one or more reserve funds or another method of Credit Support described in the related Prospectus Supplement, or any combination of the foregoing. If so provided in the related Prospectus Supplement, any form of Credit Support may be structured so as to be drawn upon by more than one Series to the extent described therein.

         Unless otherwise provided in the related Prospectus Supplement for a Series of Certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee repayment of the entire Certificate Balance of the Certificates and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit Support, Certificateholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers more than one Series of Certificates (each, a "Covered Trust"), holders of Certificates evidencing interests in any of such Covered Trusts will be subject to the risk that such Credit Support will be exhausted by the claims of other Covered Trusts prior to such Covered Trust receiving any of its intended share of such coverage.

         If Credit Support is provided with respect to one or more classes of Certificates of a Series, or the related Mortgage Assets, the related Prospectus Supplement will include a description of (a) the nature and amount of coverage under such Credit Support, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (d) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor under any instrument of Credit Support, including (i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the Prospectus Supplement. See "Risk Factors -- Credit Support Limitations."

SUBORDINATE CERTIFICATES

         If so specified in the related Prospectus Supplement, one or more classes of Certificates of a Series may be Subordinate Certificates. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Certificates to receive distributions of principal and interest from the Distribution Account on any Distribution Date will be subordinated to such rights of the holders of Senior Certificates. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of (or may be limited to) certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Certificates in a Series, the circumstances in which such subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

CROSS-SUPPORT PROVISIONS

         If the Mortgage Assets for a Series are divided into separate groups, each supporting a separate class or classes of Certificates of a Series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of Mortgage Assets prior to distributions on Subordinate Certificates evidencing interests in a different group of Mortgage Assets within the Trust Fund. The Prospectus Supplement for a Series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

INSURANCE OR GUARANTEES WITH RESPECT TO THE WHOLE LOANS

         If so provided in the Prospectus Supplement for a Series of Certificates, the Whole Loans in the related Trust Fund will be covered for various default risks by insurance policies or guarantees. A copy of any such material instrument for a Series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Certificates of the related Series.


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


LETTER OF CREDIT

         If so provided in the Prospectus Supplement for a Series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more letters of credit, issued by a bank or financial institution specified in such Prospectus Supplement (the "L/C Bank"). Under a letter of credit, the L/C Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Assets on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of Certificates. If so specified in the related Prospectus Supplement, the letter of credit may permit draws in the event of only certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the L/C Bank under the letter of credit for each Series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund. A copy of any such letter of credit for a Series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Certificates of the related Series.

INSURANCE POLICIES AND SURETY BONDS

         If so provided in the Prospectus Supplement for a Series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Certificates of the related Series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. A copy of any such instrument for a Series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related Series.

RESERVE FUNDS

         If so provided in the Prospectus Supplement for a Series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in such Prospectus Supplement. The reserve funds for a Series may also be funded over time by depositing therein a specified amount of the distributions received on the related Trust Assets as specified in the related Prospectus Supplement.

         Amounts on deposit in any reserve fund for a Series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the Certificates. If so specified in the related Prospectus Supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each Distribution Date amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement and will not be available for further application to the Certificates.

         Moneys deposited in any Reserve Funds will be invested in Permitted Investments, except as otherwise specified in the related Prospectus Supplement. To the extent specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related Reserve Fund for such Series, and any loss resulting from such investments will be charged to such Reserve Fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation. The Reserve Fund, if any, for a Series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.


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


         Additional information concerning any Reserve Fund will be set forth in the related Prospectus Supplement, including the initial balance of such Reserve Fund, the balance required to be maintained in the Reserve Fund, the manner in which such required balance will decrease over time, the manner of funding such Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make distributions to Certificateholders and use of investment earnings from the Reserve Fund, if any.

CREDIT SUPPORT WITH RESPECT TO CMBS

         If so provided in the Prospectus Supplement for a Series of Certificates, the CMBS in the related Trust Fund and/or the Mortgage Loans underlying such CMBS may be covered by one or more of the types of Credit Support described herein. The related Prospectus Supplement will specify as to each such form of Credit Support the information indicated above with respect thereto, to the extent such information is material and available.


           CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS AND THE LEASES

         The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties that are general in nature. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Mortgage Loans is situated. See "Description of the Trust Funds--Assets."

GENERAL

         All of the Mortgage Loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property which may be mortgages, deeds of trust, security deeds or deeds to secure debt, depending upon the prevailing practice and law in the state in which the Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages." Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property, the priority of which will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to such instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

         A mortgage either creates a lien against or constitutes a conveyance of real property between two parties -- a Mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a Mortgagor), a trustee to whom the mortgaged property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. As used in this Prospectus, unless the context otherwise requires, "Mortgagor" includes the trustor under a deed of trust and a grantor under a security deed or a deed to secure debt. Under a deed of trust, the Mortgagor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. In case the Mortgagor under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the Mortgagor. At origination of a mortgage loan involving a land trust, the Mortgagor executes a separate undertaking to make payments on the mortgage note. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws (including, without limitation, the Soldiers' and Sailors' Civil Relief Act of 1940) and, in some cases, in deed of trust transactions, the directions of the beneficiary.



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INTEREST IN REAL PROPERTY

         The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements. However, such an instrument may encumber other interests in real property such as a tenant's interest in a lease of land or improvements, or both, and the leasehold estate created by such lease. An instrument covering an interest in real property other than the fee estate requires special provisions in the instrument creating such interest or in the mortgage, deed of trust, security deed or deed to secure debt, to protect the mortgagee against termination of such interest before the mortgage, deed of trust, security deed or deed to secure debt is paid. The Seller will make certain representations and warranties in the Agreement with respect to the Mortgage Loans which are secured by an interest in a leasehold estate. Such representation and warranties will be set forth in the Prospectus Supplement if applicable.

LEASES AND RENTS

         Mortgages that encumber income-producing property often contain an assignment of rents and leases, pursuant to which the Mortgagor assigns its right, title and interest as landlord under each lease and the income derived therefrom to the lender, while the Mortgagor retains a revocable license to collect the rents for so long as there is no default. Under such assignments, the Mortgagor typically assigns its right, title and interest as lessor under each lease and the income derived therefrom to the mortgagee, while retaining a license to collect the rents for so long as there is no default under the mortgage loan documentation. The manner of perfecting the mortgagee's interest in rents may depend on whether the Mortgagor's assignment was absolute or one granted as security for the loan. Failure to properly perfect the mortgagee's interest in rents may result in the loss of substantial pool of funds, which could otherwise serve as a source of repayment for such loan. If the Mortgagor defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents. In most states, hotel and motel room rates are considered accounts receivable under the UCC; generally these rates are either assigned by the Mortgagor, which remains entitled to collect such rates absent a default, or pledged by the Mortgagor, as security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. Even if the lender's security interest in room rates is perfected under the UCC, the lender will generally be required to commence a foreclosure or otherwise take possession of the property in order to collect the room rates after a default.

         Even after a foreclosure, the potential rent payments from the property may be less than the periodic payments that had been due under the mortgage. For instance, the net income that would otherwise be generated from the property may be less than the amount that would have been needed to service the mortgage debt if the leases on the property are at below-market rents, or as the result of excessive maintenance, repair or other obligations which a lender succeeds to as landlord.

         Lenders that actually take possession of the property, however, may incur potentially substantial risks attendant to being a mortgagee in possession. Such risks include liability for environmental clean-up costs and other risks inherent in property ownership. See "Environmental Legislation" below.

PERSONALTY

         Certain types of Mortgaged Properties, such as hotels, motels and industrial plants, are likely to derive a significant part of their value from personal property which does not constitute "fixtures" under applicable state real property law and, hence, would not be subject to the lien of a mortgage. Such property is generally pledged or assigned as security to the lender under the UCC. In order to perfect its security interest therein, the lender generally must file UCC financing statements and, to maintain perfection of such security interest, file continuation statements generally every five years.


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


COOPERATIVE LOANS

         If specified in the Prospectus Supplement relating to a Series of Offered Certificate, the Mortgage Loans may also consist of cooperative apartment loans ("Cooperative Loans") secured by security interests in shares issued by a cooperative housing corporation (a "Cooperative") and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperatives' buildings. The security agreement will create a lien upon, or grant a title interest in, the property which it covers, the priority of which will depend on the terms of the particular security agreement as well as the order of recordation of the agreement in the appropriate recording office. Such a lien or title interest is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers.

         Each cooperative owns in fee or has a leasehold interest in all the real property and owns in fee or leases the building and all separate dwelling units therein. The cooperative is directly responsible for property management and, in most cases, payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is a blanket mortgage or mortgages on the cooperative apartment building or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the cooperative, as property Mortgagor, or lessee, as the case may be, is also responsible for meeting these mortgage or rental obligations. A blanket mortgage is ordinarily incurred by the cooperative in connection with either the construction or purchase of the cooperative's apartment building or obtaining of capital by the cooperative. The interest of the occupant under proprietary leases or occupancy agreements as to which that cooperative is the landlord are generally subordinate to the interest of the holder of a blanket mortgage and to the interest of the holder of a land lease. If the cooperative is unable to meet the payment obligations (i) arising under a blanket mortgage, the mortgagee holding a blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or (ii) arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. Also, a blanket mortgage on a cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the cooperative to refinance a mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the cooperative to extend its term or, in the alternative, to purchase the land could lead to termination of the cooperative's interest in the property and termination of all proprietary leases and occupancy agreement. In either event, a foreclosure by the holder of a blanket mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by whomever financed the purchase by an individual tenant stockholder of cooperative shares or, in the case of the Mortgage Loans, the collateral securing the Cooperative Loans.

         The cooperative is owned by tenant-stockholders who, through ownership of stock or shares in the corporation, receive proprietary lease or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing such tenant-stockholder's pro rata share of the cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a cooperative and accompanying occupancy rights are financed through a cooperative share loan evidenced by a promissory note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related cooperative shares. The lender generally takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares. See "--Foreclosure -- Cooperative Loans" below.

Foreclosure



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General

         Foreclosure is a legal procedure that allows the mortgagee to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the Mortgagor defaults in payment or performance of its obligations under the note or mortgage, the mortgagee has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

         Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

Judicial Foreclosure

         A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

Equitable Limitations on Enforceability of Certain Provisions

         United States courts have traditionally imposed general equitable principles to limit the remedies available to a mortgagee in connection with foreclosure. These equitable principles are generally designed to relieve the Mortgagor from the legal effect of mortgage defaults, to the extent that such effect is perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the Mortgagor's default and the likelihood that the Mortgagor will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate Mortgagors who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the Mortgagor failed to maintain the mortgaged property adequately or the Mortgagor executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a Mortgagor receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the Mortgagor.

         A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes require several years to complete. Moreover, as discussed below, a non- collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and such sale occurred while the Mortgagor was insolvent (or the Mortgagor was rendered insolvent as a result of such sale) and within one year (or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law) of the filing of bankruptcy.

Non-Judicial Foreclosure/Power of Sale


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         Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the Mortgagor under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to such sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the Mortgagor and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The Mortgagor or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without acceleration) plus the expenses incurred in enforcing the obligation. In other states, the Mortgagor or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

Public Sale

         A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of such property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to or less than the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the Mortgagor's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties which are hotels, motels, restaurants, nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run such operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's (including franchisors') perception of the quality of such operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "Environmental Legislation." Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender. A junior mortgagee may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those Mortgage Loans which are junior mortgage loans, if the lender purchases the property the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.


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         The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the Mortgagor is in default. Any additional proceeds are generally payable to the Mortgagor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by such holders.

         In connection with a Series of Certificates for which an election is made to qualify the Trust Fund, or a portion thereof, as a REMIC, the REMIC Provisions and the Agreement may require the Master Servicer to hire an independent contractor to operate any foreclosed property relating to Whole Loans.

Rights of Redemption

         The purposes of a foreclosure action are to enable the mortgagee to realize upon its security and to bar the Mortgagor, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing mortgagee have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of such action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.

         The equity of redemption is a common-law (non-statutory) right which exists prior to completion of the foreclosure, is not waivable by the Mortgagor, must be exercised prior to foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the Mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former Mortgagor pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

         Under the REMIC Provisions and FASIT Provisions currently in effect, property acquired by foreclosure generally must not be held beyond the close of the third taxable year following the taxable year the property was acquired. To the extent provided in the related Prospectus Supplement, with respect to a Series of Certificates for which an election is made to qualify the Trust Fund or a part thereof as a REMIC, the Agreement will permit foreclosed property to be held for longer than the permitted period if the Internal Revenue Service grants an extension of time within which to sell such property or independent counsel renders an opinion to the effect that holding such property for such additional period is permissible under the REMIC Provisions or FASIT Provisions, as applicable. This grace period may be reduced for foreclosed property other than real property or personal property incident to real property by Treasury regulations under the FASIT Provisions (which have not yet been issued). To the extent any such property may be acquired by a Trust Fund making a FASIT election, the related Prospectus Supplement will specify the applicable grace period beyond which the Trust FASIT may not hold such foreclosed property.

Anti-Deficiency Legislation

         Some or all of the Mortgage Loans may be nonrecourse loans, as to which recourse may be had only against the specific property securing the related Mortgage Loan and a personal money judgment may not be



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obtained against the Mortgagor. Even if a mortgage loan by its terms provides for recourse to the Mortgagor, some states impose prohibitions or limitations on such recourse. For example, statutes in some states limit the right of the lender to obtain a deficiency judgment against the Mortgagor following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former Mortgagor equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the Mortgagor. In certain other states, the lender has the option of bringing a personal action against the Mortgagor on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the Mortgagor. Finally, other statutory provisions limit any deficiency judgment against the former Mortgagor following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former Mortgagor as a result of low or no bids at the judicial sale.

Leasehold Risks

         Mortgage Loans may be secured by a mortgage on a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgage loans secured by the fee estate of the Mortgagor. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, leaving the leasehold mortgagee without its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. This risk may be minimized if the ground lease contains certain provisions protective of the mortgagee, but the ground leases that secure Mortgage Loans may not contain some of these protective provisions, and mortgages may not contain the other protections discussed in the next paragraph. Protective ground lease provisions include the right of the leasehold mortgagee to receive notices from the ground lessor of any defaults by the Mortgagor; the right to cure such defaults, with adequate cure periods; if a default is not susceptible of cure by the leasehold mortgagee, the right to acquire the leasehold estate through foreclosure or otherwise; the ability of the ground lease to be assigned to and by the leasehold mortgagee or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities thereunder; and the right of the leasehold mortgagee to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof.

         In addition to the foregoing protections, a leasehold mortgagee may require that the ground lease or leasehold mortgage prohibit the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor. As further protection, a leasehold mortgage may provide for the assignment of the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Reform Act of 1978, as amended (Title 11 of the United States Code) (the "Bankruptcy Code"), although the enforceability of such clause has not been established. Without the protections described above, a leasehold mortgagee may lose the collateral securing its leasehold mortgage. In addition, terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold mortgagee with respect to, among other things, insurance, casualty and condemnation will be governed by the provisions of the ground lease.

Cooperative Loans

         The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's Certificate of Incorporation and By-laws, as well as the proprietary lease or occupancy agreement, and may be cancelled by the cooperative for failure by the tenant- stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by such tenant-stockholder. The proprietary lease or occupancy


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agreement generally permits the Cooperative to terminate such lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the Cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

         The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from the sale of the Cooperative apartment, subject, however, to the Cooperative's right to sums due under such proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon.

         Recognition agreements also provide that in the event of a foreclosure on a Cooperative Loan, the lender must obtain the approval or consent of the Cooperative as required by the proprietary lease before transferring the Cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

         In some states, foreclosure on the Cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

         Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperatives to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency.

         In the case of foreclosure on a building which was converted from a rental building to a building owned by a Cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws which apply to certain tenants who elected to remain in the building was so converted.

BANKRUPTCY LAWS

         The Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) are automatically stayed upon the filing of the bankruptcy petition and, usually, no interest or principal payments are made and no interest accrues during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lien or may stay the senior lender from taking action to foreclose out such junior lien.

         Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the lender are met, the amount and terms of a mortgage secured by property of the debtor may be modified under certain circumstances. In some circumstances, the outstanding amount of the loan secured by the real property may be reduced to the then-current value of the property pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender with a general unsecured claim for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, which


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reduction may result from a reduction in the rate of interest and/or the alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or an extension (or reduction) of the final maturity date. It is possible that a bankruptcy court would confirm a plan of reorganization, based on the particular facts of the reorganization case, that provided for the curing of a mortgage loan default through payment of arrearages over a number of years. Also, under federal bankruptcy law, a bankruptcy court may permit a debtor through its plan of reorganization to de-accelerate a secured loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the property had yet occurred) prior to the filing of the debtor's petition.

         Federal bankruptcy law provides generally that rights and obligation under an unexpired lease of the debtor may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely on the basis of a provision in the lease that is conditioned upon the commencement of the bankruptcy case or certain other similar events. This prohibition on so-called "ipso facto clauses" could limit the ability of the Trustee for a Series of Certificates to exercise certain contractual remedies with respect to the Leases.

         In addition, Section 362 of the Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property from a debtor's estate, which may delay a Trustee's exercise of such remedies for a related Series of Certificates in the event that a related Lessee or a related Mortgagor becomes the subject of a proceeding under the Bankruptcy Code. For example, a mortgagee would be stayed from enforcing a Lease Assignment by a Mortgagor related to a Mortgaged Property if the related Mortgagor were in a bankruptcy proceeding. The legal proceedings necessary to resolve the issues could be time-consuming and might result in significant delays in the receipt of the assigned rents. Similarly, the filing of a petition in bankruptcy by or on behalf of a Lessee of a Mortgaged Property would result in a stay against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the Lease that occurred prior to the filing of the Lessee's petition. An assignment of rents and other proceeds of a Mortgage Loan may not be respected in bankruptcy if the assignment is not fully and timely perfected under state law prior to commencement of the bankruptcy proceeding. See "--Leases and Rents" above.

         In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (a) assume a lease and retain it or assign it to a third party or (b) reject the lease. If a lease under which the debtor is a lessee is assumed, the trustee in bankruptcy on behalf of the lessee, or the lessee as debtor-in-possession, or the assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, such rejection generally constitutes a breach of the lease immediately before the date of the filing of the petition. As a consequence, the other party or parties to such lease, such as the Mortgagor, as lessor under a Lease, would have only an unsecured claim against the debtor for damages resulting from such breach, which could adversely affect the security for the related Mortgage Loan. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection in respect of future rent installments are limited to the rent reserved by the lease, without acceleration, for the greater of one year or 15%, not to exceed three years, of the remaining term of the lease.

         If a trustee in bankruptcy on behalf of a lessor, or a lessor as debtor-in-possession, rejects an unexpired lease of real property, the lessee may generally treat such lease as terminated by such rejection or, in the alternative, the lessee may retain its rights under the lease (including possession) for the balance of such term and for any renewal or extension of such term to the extent such rights are enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after such a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and any renewal or extension thereof, any damages caused by the nonperformance after such date of any obligation of the lessor under the lease. To the extent provided in the related Prospectus Supplement, the Lessee will agree under certain Leases to pay all amounts owing thereunder to the Master Servicer without offset. To the extent that such a contractual obligation remains enforceable against the Lessee, the Lessee


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would not be able to avail itself of the rights of offset generally afforded to lessees of real property under the Bankruptcy Code in the event their lessors become the subject of bankruptcy proceedings.

         In a bankruptcy or similar proceeding of a Mortgagor, action may be taken seeking the recovery, as a preferential transfer or on other grounds, of any payments made by the Mortgagor, or made directly by the related Lessee, under the related Mortgage Loan to the Trust Fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

         A trustee in bankruptcy or debtor in possession, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a bankruptcy court may authorize the granting of liens senior to the lien of a mortgage, and certain state statutes and general principles of equity may also provide a Mortgagor with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of certain states also give priority to certain tax liens over the lien of a mortgage or deed of trust. In addition, under the Bankruptcy Code, if the court finds that the mortgagee engaged in inequitable conduct, the mortgagee's claim may be subordinated to the claims of unsecured creditors.

         To the extent described in the related Prospectus Supplement, certain of the Mortgagors may be partnerships. The laws governing limited partnerships in certain states provide that the commencement of a case under the Bankruptcy Code with respect to a general partner will cause a person to cease to be a general partner of the limited partnership, unless otherwise provided in writing in the limited partnership agreement. This provision may be construed as an "ipso facto" clause and, in the event of the general partner's bankruptcy, may not be enforceable. To the extent described in the related Prospectus Supplement, certain limited partnership agreements of the Mortgagors may provide that the commencement of a case under the Bankruptcy Code with respect to the related general partner constitutes an event of withdrawal (assuming the enforceability of the clause is not challenged in bankruptcy proceedings or, if challenged, is upheld) that might trigger the dissolution of the limited partnership, the winding up of its affairs and the distribution of its assets, unless (i) at the time there was at least one other general partner and the written provisions of the limited partnership agreement permit the business of the limited partnership to be carried on by the remaining general partner, and the general partner does so or (ii) the written provisions of the limited partnership agreement permit the limited partners to agree within a specified time frame (often 60 days) after such withdrawal to continue the business of the limited partnership and to appoint one or more general partners and the limited partners do so. In addition, the laws governing general partnerships in certain states provide that the commencement of a case under the Bankruptcy Code or state insolvency laws with respect to a general partner of such partnerships triggers the dissolution of such partnership, the winding up of its affairs and the distribution of its assets. Such state laws, however, may not be enforceable or effective in a bankruptcy case. The dissolution of a Mortgagor, the winding up of its affairs and the distribution of its assets could result in an acceleration of its payment obligation under a related Mortgage Loan, which may reduce the yield on the related Series of Certificates in the same manner as a principal prepayment.

         In addition, the bankruptcy of the general partner of a Mortgagor that is a partnership may provide the opportunity for a trustee in bankruptcy for such general partner, such general partner as a debtor-in-possession, or a creditor of such general partner to obtain an order from a court consolidating the assets and liabilities of the general partner with those of the Mortgagor pursuant to the doctrine of substantive consolidation. In such a case, the respective Mortgaged Property, for example, would become property of the estate of such bankrupt general partner. Not only would the Mortgaged Property be available to satisfy the claims of creditors of such general partner, but an automatic stay would apply to any attempt by the Trustee to exercise remedies with respect to such Mortgaged Property. However, such an occurrence should not affect the Trustee's status as a secured creditor with respect to the Mortgagor or its security interest in the Mortgaged Property.


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ENVIRONMENTAL LEGISLATION

         Real property pledged as security to a lender may be subject to unforeseen environmental liabilities. Of particular concern may be those Mortgaged Properties which are, or have been, the site of manufacturing, industrial or disposal activity or that are in close proximity to such properties. Such environmental liabilities may give rise to (i) a diminution in value of property securing any Mortgage Loan, (ii) limitation on the ability to foreclose against such property or (iii) in certain circumstances as more fully described below, liability for clean up costs or other remedial actions, which liability could exceed the value of the principal balance of the related Mortgage Loan or of such Mortgaged Property.

         Under the laws of many states and to some degree under Federal law, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, such a lien has priority over all existing liens (a "superlien") including those of existing mortgages; in these states, the lien of a mortgage contemplated by this transaction may lose its priority to such a superlien.

         The presence of hazardous or toxic substances, or the failure to remediate such property properly, may adversely affect the market value of the property, as well as the owner's ability to sell or use the real estate or to borrow using the real estate as collateral. In addition, certain environmental laws and common law principles govern the responsibility for the removal, encapsulation or disturbance of asbestos containing materials ("ACMs") when these ACMs are in poor condition or when a property with ACMs is undergoing repair, renovation or demolition. Such laws could also be used to impose liability upon owners and operators of real properties for release of ACMs into the air that cause personal injury or other damage. In addition to cleanup and natural resource damages actions brought by federal, state, and local agencies and private parties, the presence of hazardous substances on a property may lead to claims of personal injury, property damage, or other claims by private plaintiffs.

         Under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), a lender may be liable either to the government or to private parties for cleanup costs on a property securing a loan, even if the lender does not cause or contribute to the contamination. CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property, regardless of whether they caused or contributed to the contamination. Many states have laws similar to CERCLA.

         Lenders may be held liable under CERCLA as owners or operators. Excluded from CERCLA's definition of "owner or operator," however, is a person "who without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest." This exemption for holders of a security interest such as a secured lender applies only in circumstances where the lender acts to protect its security interest in the contaminated facility or property. Thus, if a lender's activities encroach on the actual management of such facility or property, the lender faces potential liability as an "owner or operator" under CERCLA. Similarly, when a lender forecloses and takes title to a contaminated facility or property (whether it holds the facility or property as an investment or leases it to a third party), the lender may incur potential CERCLA liability.

         A decision in May 1990 of the United States Court of Appeals for the Eleventh Circuit in United States v. Fleet Factors Corp. very narrowly construed CERCLA's secured-creditor exemption. The court held that a lender need not have involved itself in the day-to-day operations of the facility or participated in decisions relating to hazardous waste to be liable under CERCLA; rather, liability could attach to a lender if its involvement with the management of the facility is broad enough to support the inference that the lender had the capacity to influence the borrower's treatment of hazardous waste. The court added that a lender's capacity to influence such decision could be inferred from the extent of its involvement in the facility's financial management.

         On April 29, 1992, in response to the decision in Fleet Factors Corp., the United States Environmental Protection Agency (the "EPA") adopted a rule interpreting and delineating CERCLA's secured-creditor exemption in EPA enforcement proceedings. The rule attempted to define and specify the range of permissible actions that may be undertaken by a foreclosing lender/holder of a contaminated facility without exceeding the bounds of the


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secured- creditor exemption. The rule also attempted to specify the circumstances under which governmental or government-appointed entities that acquire possession or control of contaminated facilities as conservators or receivers will be considered "involuntary" owners for purposes of CERCLA's "innocent landowner" defense to liability. Issuance of this rule by the EPA under CERCLA did not necessarily affect the potential for liability in actions by either a state or a private party under CERCLA or in actions under other federal or state laws which may impose liability on "owners or operators" but did not incorporate the secured-creditor exemption.

         The validity of the EPA rule was challenged in the U.S. Court of Appeals for the District of Columbia in Kelley v. EPA. In an opinion issued on February 4, 1994, the D.C. Circuit Court invalidated EPA's lender liability rule, holding that EPA exceeded its authority in enacting the rule. The U.S. Supreme Court denied certiorari on January 17, 1995. In response, the Department of Justice ("DOJ") and the Agency issued a policy statement entitled "The Effect of Superfund on Lenders That Hold Security Interests in Contaminated Property," published in the Federal Register in Volume 60, Number 237, at pages 63517 to 63519 (December 11, 1995). That policy statement directed parties to the voided rule as the Agency's definitive view on CERCLA's secured creditor exemption, and stated that EPA and DOJ will generally follow the approach of the Lender Liability Rule and its preamble when exercising their enforcement discretion with respect to lenders.

         Under the Kelley case, the secured-creditor exemption under CERCLA will be subject to existing case law interpretations. Some of those cases have interpreted the exemption extremely narrowly, but most of the cases since promulgation of the EPA rule have held that a lender is entitled to the protection of the secured-creditor exemption provided that a lender complies with the provisions set out in the EPA rule and does not itself (or through its agents) cause or contribute to contamination. As a result of Kelley, the cases applying the EPA rule have little, if any, precedential value and, thus, lenders expected a return to the narrower interpretations of the exemption. In fact, recent judicial opinions indicate that a court facing lender liability issues is likely to apply principles and rationale that are consistent with EPA and DOJ's Lender Policy. See, e.g., United States v. Wallace, 893 F. Supp. 627 (N.D. Tex. 1995); Z & Z Leasing, Inc. v. Graying Reel, Inc., 873 F. Supp. 51 (E.D. Mich. 1995); Kemp Industries, Inc. v. Safety Light Corp., 857 F. Supp. 373 (D.N.J. 1994).

         Finally, as part of the Omnibus Consolidated Appropriations Bill for Fiscal Year 1997 signed by President Clinton on September 30, 1996, Congress enacted the Asset Conservation, Lender Liability, and Deposit Insurance Protection Act of 1996 (the "Act"). The Act includes lender and fiduciary liability amendments to CERCLA, amendments to the secured creditor exemption set forth in Subtitle I of RCRA, and validation of the portion of the CERCLA Lender Liability Rule that addresses involuntary acquisitions by government entities. The amendments made by the Act apply to all claims not finally adjudicated as of September 30, 1996, which include all cases that are in the process of being settled, and are generally based on the CERCLA Lender Liability Rule. However, the amendments do not explicitly describe the steps a lender can take to avoid liability after foreclosure.

         The secured-creditor exemption does not protect a lender from liability under CERCLA in cases where the lender arranges for disposal of hazardous substances or for transportation of hazardous substances. The definition of "hazardous substances" under CERCLA specifically excludes petroleum products, and the secured-creditor exemption does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and Recovery Act ("RCRA"), which regulates underground petroleum (other than heating oil) storage tanks. However, the EPA adopted a lender liability rule for underground storage tanks under Subtitle I of RCRA. Under such rule, a holder of a security interest in an underground storage tank or real property containing an underground storage tank is not considered an operator of the underground storage tank as long as petroleum is not added to, stored in or dispensed from the tank. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protections for secured creditors.

         In a few states, transfer of some types of properties is conditioned upon clean up of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed-in-lieu of foreclosure or otherwise, may be required to cleanup the contamination before selling or otherwise transferring the property.


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



         Beyond statute-based environmental liability, there exist common law causes of action (for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property) related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in such cases, unanticipated or uninsurable liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

         If a lender is or becomes liable, it may bring an action for contribution against the owner or operator who created the environmental hazard, but that person or entity may be bankrupt or otherwise judgment proof. It is possible that cleanup costs could become a liability of the Trust Fund and occasion a loss to Certificateholders in certain circumstances described above if such remedial costs were incurred.

         The related Agreement will provide that the Special Servicer, acting on behalf of the Trustee, may not acquire title to a Mortgaged Property or take over its operation unless the Special Servicer has previously determined, based on a report prepared by a person who regularly conducts environmental assessments, that: (i) such Mortgaged Property is in compliance with applicable environmental laws, or, if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions and (ii) there are no circumstances present at the Mortgaged Property relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation. This requirement effectively precludes enforcement of the security for the related Mortgage Note until a satisfactory environmental inquiry is undertaken, or that, if any Hazardous Materials are present for which such action could be required, taking such actions with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions, reducing the likelihood that a given Trust Fund will become liable for any condition or circumstance that may give rise to any environmental claim (an "Environmental Hazard Condition") affecting a Mortgaged Property, but making it more difficult to realize on the security for the Mortgage Loan. However, there can be no assurance that any environmental assessment obtained by the Special Servicer will detect all possible Environmental Hazard Conditions, that any estimate of the costs of effecting compliance at any Mortgaged Property and the recovery thereon will be correct, or that the other requirements of the Agreement, even if fully observed by the Master Servicer or Special Servicer, as the case may be, will in fact insulate a given Trust Fund from liability for Environmental Hazard Conditions. Any additional restrictions on acquiring titles to a Mortgaged Property may be set forth in the related Prospectus Supplement.

         The Depositor generally will not have determined whether environmental assessments have been conducted with respect to the Mortgaged Properties relating to the Mortgage Loans included in the Mortgage Pool for a Series, and it is likely that any environmental assessments which would have been conducted with respect to any of the Mortgaged Properties would have been conducted at the time of the origination of the related Mortgage Loans and not thereafter.

         "Hazardous Materials" are generally defined under several federal and state statutes, and include dangerous toxic or hazardous pollutants, chemicals, wastes or substances, including, without limitation, those so identified pursuant to CERCLA, and specifically including, asbestos and asbestos containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products and urea formaldehyde.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE

         Certain of the Mortgage Loans may contain due-on-sale and due-on-encumbrance clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the Mortgagor sells or otherwise transfers or encumbers the mortgaged property. Certain of these clauses may provide that, upon an attempted breach thereof by the Mortgagor of an otherwise non-recourse loan, the Mortgagor becomes personally liable for the mortgage debt. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, the Garn-St Germain Depository Institutions Act of 1982 preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms subject to certain limited



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exceptions. To the extent provided in the related Prospectus Supplement, the
Master Servicer on behalf of the Trust Fund, will determine whether to exercise any right the Trustee may have as mortgagee to accelerate payment of any such Mortgage Loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the Servicing Standard.

         In addition, under federal bankruptcy laws, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

SUBORDINATE FINANCING

         Where the Mortgagor encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the Mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the Mortgagor (as junior loans often do) and the senior loan does not, a Mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the Mortgagor and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the Mortgagor is additionally burdened. Third, if the Mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST, PREPAYMENT CHARGES AND PREPAYMENTS

         Forms of notes and mortgages used by lenders may contain provisions obligating the Mortgagor to pay a late charge or additional interest if payments are not timely made, and in some circumstances may provide for prepayment fees or yield maintenance penalties if the obligation is paid prior to maturity or prohibit such prepayment for a specified period. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a Mortgagor for delinquent payments. Certain states also limit the amounts that a lender may collect from a Mortgagor as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for prepayment fees or penalties upon, or prohibition of, an involuntary prepayment is unclear, and no assurance can be given that, at the time a Prepayment Premium is required to be made on a Mortgage Loan in connection with an involuntary prepayment, the obligation to make such payment, or the provisions of any such prohibition, will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to Mortgage Loans having higher Mortgage Interest Rates, may increase the likelihood of refinancing or other early retirements of the Mortgage Loans.

ACCELERATION ON DEFAULT

         To the extent specified in the related Prospectus Supplement, some of the Mortgage Loans included in the Mortgage Pool for a Series will include a "debt-acceleration" clause, which permits the lender to accelerate the full debt upon a monetary or nonmonetary default of the Mortgagor. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default after giving effect to any appropriate notices. The equity courts of the state, however, may refuse to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the Mortgagor may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorneys' fees incurred by the lender in collecting such defaulted payments.

APPLICABILITY OF USURY LAWS

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential (including multifamily but not other commercial) first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The



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statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

         In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no Mortgage Loan originated after the date of such state action will be eligible for inclusion in a Trust Fund unless (i) such Mortgage Loan provides for such interest rate, discount points and charges as are permitted in such state or (ii) such Mortgage Loan provides that the terms thereof shall be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the Mortgagor's counsel has rendered an opinion that such choice of law provision would be given effect.

         The Depositor has been advised by counsel that a court interpreting Title V would hold that residential first mortgage loans that are originated on or after January 1, 1980 are subject to federal preemption. Therefore, in a state that has not taken the requisite action to reject application of Title V or to adopt a provision limiting discount points or other charges prior to origination of such mortgage loans, any such limitation under such state's usury law would not apply to such mortgage loans.

         Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the borrower may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, thereby permitting the borrower to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

CERTAIN LAWS AND REGULATIONS; TYPES OF MORTGAGED PROPERTIES

         The Mortgaged Properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply (together with an inability to remedy any such failure) could result in material diminution in the value of a Mortgage Property which could, together with the possibility of limited alternative uses for a particular Mortgaged Property (e.g., a nursing or convalescent home or hospital), result in a failure to realize the full principal amount of the related Mortgage Loan. Mortgages on Mortgaged Properties which are owned by the Mortgagor under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged Properties which are hotels or motels may present additional risk in that hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator, and the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchases or foreclosure is subject to the vagaries of local law requirements. In addition, Mortgaged Properties which are multifamily residential properties may be subject to rent control laws, which could impact the future cash flows of such properties.

AMERICANS WITH DISABILITIES ACT

         Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the Mortgagor in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the Mortgagor as owner of landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the


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owner or landlord, a foreclosing lender who is financially more capable than the Mortgagor of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the Mortgagor is subject.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

         Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a Mortgagor who enters military service after the origination of such Mortgagor's Mortgage Loan (including a Mortgagor who was in reserve status and is called to active duty after origination of the Mortgage Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such Mortgagor's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to Mortgagors who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to Mortgagors who enter military service (including reservists who are called to active duty) after origination of the related Mortgage Loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related Series of Certificates, and would generally not be covered by advances or any form of Credit Support provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected Mortgage Loan during the Mortgagor's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned thereby.

FORFEITURES IN DRUG AND RICO PROCEEDINGS

         Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("Rico") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

         A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or Rico activities.


                        FEDERAL INCOME TAX CONSEQUENCES

         The following summary, in the opinion of Latham & Watkins or Katten Muchin & Zavis, counsel to the Depositor, sets forth the anticipated material federal income tax consequences of the purchase, ownership and disposition of Offered Certificates. This summary is based on laws, regulations, including the REMIC regulations promulgated by the Treasury Department (the "REMIC Regulations"), rulings and decisions now in effect or (with respect to regulations) proposed, all of which are subject to change either prospectively or retroactively. Latham & Watkins or Katten Muchin & Zavis will deliver an opinion to the Depositor that the information set forth under this caption, "Federal Income Tax Consequences," to the extent that it constitutes matters of law or legal conclusions, is correct in all material respects. This summary does not address the federal income tax consequences of an investment in Certificates applicable to all categories of investors, some of which (for example, banks and insurance companies) may be subject to special rules or, except as expressly indicated, to investors that do not acquire Certificates in an initial offering. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of Certificates.


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



GENERAL

         The federal income tax consequences to Certificateholders will vary depending on whether an election is made to treat the Trust Fund, or a segregated portion thereof, relating to a particular Series of Certificates as a REMIC or a FASIT under the Code. The Prospectus Supplement for each Series of Certificates will specify whether a REMIC election or a FASIT election will be made.

GRANTOR TRUST FUNDS

         If a REMIC election or a FASIT election is not made and the related Prospectus Supplement indicates that the Trust Fund will be treated as a grantor trust, Latham & Watkins or Katten Muchin & Zavis will deliver its opinion that the Trust Fund will not be classified as an association taxable as a corporation and that each such Trust Fund will be classified as a grantor trust under subpart E, Part I of subchapter J of the Code. In this case, owners of Certificates will be treated for federal income tax purposes as owners of a portion of the Trust Fund's assets as described below.

A........SINGLE CLASS OF GRANTOR TRUST CERTIFICATES

         Characterization. The Trust Fund may be created with one class of Grantor Trust Certificates. In this case, each Grantor Trust Certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the Trust Fund represented by the Grantor Trust Certificates and will be considered the equitable owner of a pro rata undivided interest in each of the Mortgage Assets in the Pool. In general, any amounts received by a Grantor Trust Certificateholder in lieu of amounts due with respect to any Mortgage Asset because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

         Tax Treatment of Income and Expense. Each Grantor Trust Certificateholder will be required to report on its federal income tax return in accordance with such Grantor Trust Certificateholder's method of accounting its pro rata share of the entire income from the Mortgage Loans in the Trust Fund represented by Grantor Trust Certificates, including interest, original issue discount ("OID"), if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the Master Servicer. Under Code Sections 162 or 212 each Grantor Trust Certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the Master Servicer, provided that such amounts are reasonable compensation for services rendered to the Trust Fund. Grantor Trust Certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses as itemized deductions only to the extent such expenses plus all other Code Section 212 expenses exceed two percent of their adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount under Code Section 68(b) (which amount will be adjusted for inflation) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. In general, a Grantor Trust Certificateholder using the cash method of accounting must take into account its pro rata share of income as and when collected by or paid to the Master Servicer, or, with respect to original issue discount or certain other income items for which the Certificateholder has made an election, as such amounts are accrued by the Trust Fund on a constant interest basis, and will be entitled to claim its pro rata share of deductions (subject to the foregoing limitations) when such amounts are paid or such Certificateholder would otherwise be entitled to claim such deductions had it held the Mortgage Assets directly. A Grantor Trust Certificateholder using an accrual method of accounting generally must take into account its pro rata share of income as payment becomes due or is made to the Master Servicer, whichever is earlier and may deduct its pro rata share of expense items (subject to the foregoing limitations) when such amounts are paid or would otherwise be deductible had the Certificateholder held the Mortgage Assets directly. If the servicing fees paid to the Master Servicer are deemed to exceed reasonable servicing compensation, the amount of such excess could be considered as an ownership interest retained by the Master Servicer (or any person to whom the Master Servicer assigned for value all or a portion of the servicing fees) in a portion of the interest payments on the Mortgage Assets. The Mortgage Assets would then be subject to the "coupon stripping" rules of the Code discussed below.


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


         Treatment of Certain Owners. As to each Series of Certificates evidencing an interest in a Trust Fund comprised of Mortgage Loans, counsel to the Depositor will have advised the Depositor that, except as described below under "B. Multiple Classes of Grantor Trust Certificates -- Treatment of Certain Owners":

         (i) a Grantor Trust Certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) representing principal and interest payments on Mortgage Assets will be considered to represent "loans . . . secured by an interest in real property which is . . . residential property" within the meaning of Code Section 7701(a)(19)(C)(v), to the extent that the Mortgage Assets represented by that Grantor Trust Certificate are of a type described in such Code section;

         (ii) a Grantor Trust Certificate owned by a real estate investment trust representing an interest in Mortgage Assets will be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A), and interest income on the Mortgage Assets will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), to the extent that the Mortgage Assets represented by that Grantor Trust Certificate are of a type described in such Code section; and

         (iii) a Grantor Trust Certificate owned by a REMIC will represent an "obligation . . . which is principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3) to the extent that the Mortgage Assets represented by that Grantor Trust Certificate would be "qualified mortgages" or "permitted investments" within the meaning of Code Section 860G(a).

         Stripped Bonds and Coupons. Certain Trust Funds may consist of Government Securities which constitute "stripped bonds" or "stripped coupons" as those terms are defined in Section 1286 of the Code, and, as a result, such assets would be subject to the stripped bond provisions of the Code. Under these rules, such Government Securities are treated as having OID based on the purchase price and the stated redemption price at maturity of each Government Security. As such, Grantor Trust Certificateholders would be required to include in income their pro rata share of the OID on each Government Security recognized in any given year on an economic accrual basis even if the Grantor Trust Certificateholder is a cash method taxpayer. Accordingly, the sum of the income includible to the Grantor Trust Certificateholder in any taxable year may exceed amounts actually received by the Certificateholder during such year.

         Premium. The price paid for a Grantor Trust Certificate by a holder will be allocated to such holder's undivided interest in each Mortgage Asset based on each Mortgage Asset's relative fair market value, so that such holder's undivided interest in each Mortgage Asset will have its own tax basis. A Grantor Trust Certificateholder that is treated as acquiring an interest in Mortgage Assets at a premium may elect to amortize such premium under a constant interest method, provided that the underlying mortgage loans with respect to such Mortgage Assets were originated after September 27, 1985. Premium allocable to mortgage loans originated on or before September 27, 1985 should be allocated among the principal payments on such mortgage loans and allowed as an ordinary deduction as principal payments are made. Amortizable bond premium will be treated as an offset to interest income on such Grantor Trust Certificate. The basis for such Grantor Trust Certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Code Section 171. A Certificateholder that makes this election for a Mortgage Asset or any other debt instrument that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder holds during the year of the election or thereafter.

         If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a Grantor Trust Certificate representing an interest in a Mortgage Loan or a Mortgage Asset acquired at a premium should recognize a loss if a Mortgage Loan (or an underlying mortgage loan with respect to a Mortgage Asset) prepays in full, equal to the amount by which the portion of the prepaid principal amount of such Mortgage Loan (or underlying mortgage loan) that is allocable to the Certificate is less than the portion of the adjusted basis of the Certificate that is allocable to such Mortgage Loan (or underlying mortgage loan), if any. If a reasonable prepayment assumption is used to amortize such premium, it appears that such a loss would be available, if at all,


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


only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

         On December 30, 1997, the IRS issued final regulations (the "Amortizable Bond Premium Regulations") dealing with amortizable bond premium. These regulations generally will be effective for bonds issued or acquired on or after March 2, 1998 (or, for holders making an election for the taxable year that includes March 2, 1998 or any subsequent taxable year, shall apply to bonds held on or after the first day of the taxable year of such election). The Amortizable Bond Premium Regulations specifically do not apply to prepayable debt instruments or any pool of debt instruments, such as the Trust Fund, the yield on which may be affected by prepayments subject to Code Section 1272(a)(6)(C). Absent further guidance from the IRS, the Trustee intends to account for amortizable bond premium in the manner described above. Prospective purchasers of Certificates should consult their tax advisors regarding the possible application of the Amortizable Bond Premium Regulations.

         Original Issue Discount. The Internal Revenue Service (the "IRS") has stated in published rulings that, in circumstances similar to those described herein, the special rules of the Code relating to OID (currently Code Sections 1271 through 1273 and 1275) and Treasury regulations issued on January 27, 1994, as amended on June 14, 1996, under such Sections (the "OID Regulations"), will be applicable to a Grantor Trust Certificateholder's interest in those Mortgage Assets meeting the conditions necessary for these sections to apply. Rules regarding periodic inclusion of OID income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate Mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 1, 1984. Such OID could arise by the financing of points or other charges by the originator of the mortgages in an amount greater than a statutory de minimis exception to the extent that the points are not currently deductible under applicable Code provisions or are not for services provided by the lender. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See "--Grantor Trust Funds -- Multiple Classes of Grantor Trust Certificates -- Accrual of Original Issue Discount" below.

         Market Discount. A Grantor Trust Certificateholder that is treated as acquiring an undivided interest in Mortgage Assets may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in a Mortgage Asset is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of such Mortgage Asset allocable (or, if such Mortgage Asset has OID, of such Mortgage Asset's revised issue price) to such holder's undivided interest over such holder's tax basis in such interest. Market discount with respect to a Grantor Trust Certificate will be considered to be zero if the amount allocable to the Grantor Trust Certificate is less than 0.25% of the Grantor Trust Certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278. The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986 shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

         The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a Grantor Trust Certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of (i) the total remaining market discount and (ii) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period. For Grantor Trust Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount and (ii) a fraction, the numerator of which is the amount of stated interest



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


paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period. For purposes of calculating market discount under any of the above methods in the case of instruments (such as the Grantor Trust Certificates) that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a Grantor Trust Certificate purchased at a discount or premium in the secondary market.

         A holder who acquired a Grantor Trust Certificate at a market discount also may be required to defer a portion of the excess of the interest paid or incurred for the taxable year attributable to any indebtedness incurred or continued to purchase or carry such Grantor Trust Certificate purchased with market discount over the interest distributable thereon. For these purposes, the de minimis rule referred to above applies. Any such deferred excess interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. The amount of any remaining deferred deduction is to be taken into account in the taxable year in which the Grantor Trust Certificate matures or is disposed of in a taxable transaction. In the case of a disposition in which gain or loss is not recognized in whole or in part, any remaining deferred deduction will be allowed to the extent of gain recognized on the disposition. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

         Election to Treat All Interest as OID. The OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market discount or OID) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a Grantor Trust Certificate with market discount, the Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Certificateholder acquires during the year of the election or thereafter. Similarly, a Certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--Grantor Trust Funds -- Single Class of Grantor Trust Certificates -- Premium." The election to accrue interest, discount and premium on a constant yield method with respect to a Certificate is irrevocable except with the approval of the IRS.

         Anti-abuse Rule. The Internal Revenue Service can apply or depart from the rules contained in the OID Regulations as necessary or appropriate to achieve a reasonable result where a principal purpose in structuring a Mortgage Asset, Mortgage Loan or Grantor Trust Certificate or applying the otherwise applicable rules is to achieve a result that is unreasonable in light of the purposes of the applicable statutes (which generally are intended to achieve the clear reflection of income for both issuers and holders of debt instruments).

B. MULTIPLE CLASSES OF GRANTOR TRUST CERTIFICATES

         STRIPPED BONDS AND STRIPPED COUPONS. Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of Code Sections 1271 through 1288, Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that such stripped interest is created. If a Trust Fund is created with two classes of Grantor Trust Certificates, one class of Grantor Trust Certificates may represent the right to principal and interest, or principal only, on all or a portion of the Mortgage Assets (the "Stripped Bond Certificates"), while the second class of Grantor Trust Certificates may represent the right to some or all of the interest on such portion (the "Stripped Coupon Certificates").

         Servicing fees in excess of reasonable servicing fees ("excess servicing") will be treated under the stripped bond rules. If the excess servicing fee is less than 100 basis points (i.e., 1% interest on the Mortgage Asset principal balance) or the Certificates are initially sold with a de minimis discount (assuming no prepayment assumption is required), any discount that is not de minimis arising from a subsequent transfer of the Certificates should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a Mortgage Asset by Mortgage Asset basis, which could result in some Mortgage Assets being treated as having more than 100 basis points of interest stripped off.

         Although not entirely clear, a Stripped Bond Certificate generally should be treated as an interest in Mortgage Assets issued on the day such Certificate is purchased for purposes of calculating any OID. Generally, if the discount on a Mortgage Asset is larger than a de minimis amount (as calculated for purposes of the OID rules) a purchaser of such a Certificate will be required to accrue the discount under the OID rules of the Code. See "--Grantor Trust Funds -- Single Class of Grantor Trust Certificates -- Original Issue Discount." However, a purchaser of a Stripped Bond Certificate will be required to account for any discount on the Mortgage Assets as market discount rather than OID if either (i) the amount of OID with respect to the Mortgage Assets is treated as zero under the OID de minimis rule when the Certificate was stripped or (ii) no more than 100 basis points (including any amount of servicing fees in excess of reasonable servicing fees) is stripped off of the Trust Fund's Mortgage Assets.

         The precise tax treatment of Stripped Coupon Certificates is substantially uncertain. The Code could be read literally to require that OID computations be made for each payment from each Mortgage Asset. Unless subsequent clarification of such treatment requires an alternative method be used (which method would be specified in a related Prospectus Supplement) payments from a Mortgage Asset underlying a Stripped Coupon Certificate will be treated as a single installment obligation subject to the OID rules of the Code, in which case, all payments from such Mortgage Asset would be included in the Mortgage Asset's stated redemption price at maturity for purposes of calculating income on such Certificate under the OID rules of the Code.

         It is unclear under what circumstances, if any, the prepayment of Mortgage Assets will give rise to a loss to the holder of a Stripped Bond Certificate purchased at a premium or a Stripped Coupon Certificate. If such Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to such Grantor Trust Certificate, it appears that no loss will be available as a result of any particular prepayment unless prepayments occur at a rate faster than the assumed prepayment rate. However, if such Certificate is treated as an interest in discrete Mortgage Assets, or if no prepayment assumption is used, then when a Mortgage Asset is prepaid, the holder of such Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of such Certificate that is allocable to such Mortgage Asset.

         Holders of Stripped Bond Certificates and Stripped Coupon Certificates are urged to consult with their own tax advisors regarding the proper treatment of these Certificates for federal income tax purposes.

         Treatment of Certain Owners. Several Code sections provide beneficial treatment to certain taxpayers that invest in Mortgage Assets of the type that make up the Trust Fund. With respect to these Code sections, no specific legal authority exists regarding whether the character of the Grantor Trust Certificates, for federal income tax purposes, will be the same as that of the underlying Mortgage Assets. While Code Section 1286 treats a stripped obligation as a separate obligation for purposes of the Code provisions addressing OID, it is not clear whether such characterization would apply with regard to these other Code sections. Although the issue is not free from doubt, each class of Grantor Trust Certificates should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A) and interest income attributable to Grantor Trust Certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), provided that in each case the underlying Mortgage Assets and interest on such Mortgage Assets qualify for such treatment. Prospective purchasers to which such characterization of an investment in Certificates is material should consult their own tax advisors regarding the characterization of the Grantor Trust Certificates and the income therefrom. Grantor Trust Certificates will be "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code
Section 860G(a)(3) to the extent that the Mortgage Assets represented by that Grantor Trust Certificate would be "qualified mortgages" or "permitted investments" within the meaning of Code Section 860G(a). Grantor Trust Certificates generally will be "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Code
Section 7701(a)(19)(C)(v) only to the extent the underlying Mortgage Assets are secured by multifamily, nursing home, or congregate care properties.


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         Grantor Trust Certificates Representing Interests in Loans Other Than
ARM Loans. The OID rules of Code Sections 1271 through 1275 will be applicable to a Certificateholder's interest in those Mortgage Assets as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of OID in income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate Mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 1, 1984. Under the OID Regulations, such OID could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions, or under certain circumstances, by the presence of "teaser" rates on the Mortgage Assets. OID on each Grantor Trust Certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The amount of OID required to be included in an owner's income in any taxable year with respect to a Grantor Trust Certificate representing an interest in Mortgage Assets other than Mortgage Assets with interest rates that adjust periodically ("ARM Loans") likely will be computed as described below under "--Accrual of Original Issue Discount." The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform Act of 1986 (the "1986 Act"). The OID Regulations generally are effective for debt instruments issued on or after April 4, 1994, but may be relied upon as authority with respect to debt instruments, such as the Grantor Trust Certificates, issued after December 21, 1992. Alternatively, proposed Treasury regulations issued December 21, 1992 may be treated as authority for debt instruments issued after December 21, 1992 and prior to April 4, 1994, and proposed Treasury regulations issued in 1986 and 1991 may be treated as authority for instruments issued before December 21, 1992. In applying these dates, the issue date of the Mortgage Assets should be used, or, in the case of Stripped Bond Certificates or Stripped Coupon Certificates, the date such Certificates are acquired. The holder of a Certificate should be aware, however, that neither the proposed OID Regulations nor the OID Regulations adequately address certain issues relevant to prepayable securities.

         Under the Code, the Mortgage Assets underlying the Grantor Trust Certificate will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of such Mortgage Asset's stated redemption price at maturity over its issue price. The issue price of a Mortgage Asset is generally the amount lent to the mortgagee, which may be adjusted to take into account certain loan origination fees. The stated redemption price at maturity of a Mortgage Asset is the sum of all payments to be made on such Mortgage Asset other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described below under "--Accrual of Original Issue Discount," will, in general, utilize the original yield to maturity of the Grantor Trust Certificate calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the Grantor Trust Certificates (the "Prepayment Assumption"), and will take into account events that occur during the calculation period. The Prepayment Assumption will be determined in the manner prescribed by regulations that have not yet been issued. The legislative history of the 1986 Act (the "Legislative History") provides, however, that the regulations will require that the Prepayment Assumption be the prepayment assumption that is used in determining the offering price of such Certificate. No representation is made that any Certificate will prepay at the Prepayment Assumption or at any other rate. The prepayment assumption contained in the Code literally applies only to debt instruments collateralized by other debt instruments that are subject to prepayment, and to pooled debt instruments that are subject to prepayment, rather than direct ownership interests in such debt instruments, such as the Certificates represent. However, no other legal authority provides guidance with regard to the proper method for accruing OID on obligations that are subject to prepayment, and, until further guidance is issued, the Master Servicer intends to calculate and report OID under the method described below.

         Accrual of Original Issue Discount. Generally, the owner of a Grantor Trust Certificate must include in gross income the sum of the "daily portions," as defined below, of the OID on such Grantor Trust Certificate for each day on which it owns such Certificate, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of OID with respect to each component generally will be determined as set forth under the OID Regulations. A calculation will be made by the Master Servicer or such other entity specified in the related Prospectus Supplement of the portion of OID that accrues during each successive monthly accrual period (or shorter period from the date of original issue) that ends on the day in the calendar year corresponding to each of the Distribution Dates on the Grantor Trust Certificates (or the day prior to each such date). This will be done, in the case of each full month accrual period, by (i) adding (a) the present value at the end


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of the accrual period (determined by using as a discount factor the original yield to maturity of the respective component under the Prepayment Assumption) of all remaining payments to be received under the Prepayment Assumption on the respective component and (b) any payments included in the stated redemption price at maturity received during such accrual period, and (ii) subtracting from that total the "adjusted issue price" of the respective component at the beginning of such accrual period. The adjusted issue price of a Grantor Trust Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a Grantor Trust Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of OID must be determined according to an appropriate allocation under any reasonable method.

         OID generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received. However, the amount of OID includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued OID, less prior payments of principal. Accordingly, if such Mortgage Assets treated as acquired by a Certificateholder are purchased at a price equal to the then unpaid principal amount of such Mortgage Asset, no OID attributable to the difference between the issue price and the original principal amount of such Mortgage Asset (i.e., points) will be includible by such holder. Other OID on the Mortgage Assets (e.g., that arising from a "teaser" rate) would still need to be accrued.

         Grantor Trust Certificates Representing Interests in ARM Loans. The OID Regulations do not address the treatment of instruments such as Grantor Trust Certificates that represent interests in ARM Loans. Additionally, the IRS has not issued guidance under the Code's coupon stripping rules with respect to such instruments. In the absence of any authority, the Master Servicer will report OID on Grantor Trust Certificates attributable to ARM Loans ("Stripped ARM Obligations") to holders in a manner it believes is consistent with the rules described above under "--Grantor Trust Funds -- Multiple Classes of Grantor Trust Certificates -- Grantor Trust Certificates Representing Interests in Loans Other Than ARM Loans" and with the OID Regulations. In general, application of these rules may require inclusion of income on a Stripped ARM Obligation in advance of the receipt of cash attributable to such income. Further, the addition of interest deferred by reason of negative amortization ("Deferred Interest") to the principal balance of an ARM Loan may require the inclusion of such amount in the income of the Grantor Trust Certificateholder when such amount accrues. Furthermore, the addition of Deferred Interest to the Grantor Trust Certificate's principal balance will result in additional income (including possibly OID income) to the Grantor Trust Certificateholder over the remaining life of such Grantor Trust Certificates.

         Because the treatment of Stripped ARM Obligations is uncertain, investors are urged to consult their tax advisors regarding how income will be includible with respect to such Certificates.

C. SALE OR EXCHANGE OF A GRANTOR TRUST CERTIFICATE

         Sale or exchange of a Grantor Trust Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received (other than amounts attributable to accrued but unpaid interest) and the owner's adjusted basis in the Grantor Trust Certificate. Such adjusted basis generally will equal the seller's purchase price for the Grantor Trust Certificate, increased by the OID included in the seller's gross income with respect to the Grantor Trust Certificate, and reduced by principal payments on the Grantor Trust Certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a Grantor Trust Certificate is a "capital asset" within the meaning of Code Section 1221, and will be long-term or short-term depending on whether the Grantor Trust Certificate has been owned for the long-term capital gain holding period (currently more than one year).

         The Taxpayer Relief Act of 1997 (the "Act") reduces the maximum rates on long-term capital gains recognized on capital assets held by individual taxpayers for more than eighteen months as of the date of disposition


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(and would further reduce the maximum rates on such gains in the year 2001 and thereafter for certain individual taxpayers who meet specified conditions). The capital gains rate for capital assets held by individual taxpayers for more than twelve months but not more than eighteen months was not changed by the Act ("mid-term rate"). The Act does not change the capital gain rates for corporations. Prospective investors should consult their own tax advisors concerning these tax law changes.

         It is possible that capital gain realized by holders of one or more classes of Grantor Trust Certificates could be considered gain realized upon the disposition of property that was part of a "conversion transaction." A sale of a Grantor Trust Certificate will be part of a "conversion transaction" if substantially all of the holder's expected return is attributable to the time value of the holder's net investment, and (i) the holder entered the contract to sell the Grantor Trust Certificate substantially contemporaneously with acquiring the Grantor Trust Certificate, (ii) the Grantor Trust Certificate is part of a straddle, (iii) the Grantor Trust Certificate is marketed or sold as producing capital gains, or (iv) other transactions to be specified in Treasury Regulations that have not yet been issued. If the sale or other disposition of a Grantor Trust Certificate is part of a conversion transaction, all or any portion of the gain realized upon the sale or other disposition would be treated as ordinary income instead of capital gain.

         Grantor Trust Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a Grantor Trust Certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

D. NON-U.S. PERSONS

         Generally, in the case of a Grantor Trust Certificateholder that is not a "U.S. Person" (as defined below) and that is not holding its Certificate in connection with a United States trade or business of such Certificateholder, to the extent that a Grantor Trust Certificate evidences ownership in underlying Mortgage Assets that were issued on or before July 18, 1984, interest or OID paid by the person required to withhold tax under Code Section 1441 or 1442 to (i) an owner that is not a U.S. Person (as defined below) or
(ii) a Grantor Trust Certificateholder holding on behalf of an owner that is not a U.S. Person will be subject to federal income tax, collected by withholding, at a rate of 30% or such lower rate as may be provided for interest by an applicable tax treaty. Accrued OID recognized by the owner on the sale or exchange of such a Grantor Trust Certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a Grantor Trust Certificate evidences ownership in Mortgage Assets issued after July 18, 1984, by natural persons if such Grantor Trust Certificateholder complies with certain identification requirements (including delivery of a statement, signed by the Grantor Trust Certificateholder under penalties of perjury, certifying that such Grantor Trust Certificateholder is not a U.S. Person and providing the name and address of such Grantor Trust Certificateholder) except to the extent such payments are payments of "contingent interest" or are otherwise ineligible for the portfolio interest exemption. Additional restrictions apply to Mortgage Assets where the Mortgagor is not a natural person in order to qualify for the exemption from withholding. Generally, a Grantor Trust Certificateholder that is not a U.S. Person will not be subject to federal income tax on any amount that constitutes capital gain upon the retirement or disposition of a Grantor Trust Certificate or a Mortgage Asset, provided the gain is not effectively connected with the conduct of a trade or business in the U.S. by such Certificateholder or, in the case of a Certificateholder who is a nonresident alien individual and hold the Certificate as a capital asset, such holder is present in the U.S. for 183 days or more in the taxable year and certain other requirements are met. Special rules apply also to certain former citizens and residents of the U.S.

         Interest paid to a Grantor Trust Certificateholder that is not a U.S. Person that is effectively connected with a United States trade or business of such Certificateholder will be taxed at graduated rates as if such Grantor Trust Certificateholder were a U.S. Person, and will not be subject to withholding if the Certificateholder gives an appropriate statement to that effect to the Trustee in advance of such payment. In addition to the graduated tax, effectively connected interest income received by a non-U.S. Person that is a corporation may also be subject to an additional branch profits tax at a rate of 30% (or such lower rate as may be specified in an applicable income tax treaty). If capital gain derived from the sale, retirement or disposition of a Grantor Trust Certificate is effectively connected with a U.S. trade or business of a Grantor Trust Certificateholder that is not a U.S. Person, such Certificateholder will be taxed on the net gain under the graduated United States federal income tax rates applicable


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to U.S. Persons (and, with respect to corporate Grantor Trust
Certificateholders, may also be subject to branch profits tax).

         If the Trust Fund acquires a United States real property interest through foreclosure, deed in lieu of foreclosure or otherwise on a Mortgage Asset secured by such an interest (which for this purpose includes real property located in the United States and the Virgin Islands), a Grantor Trust Certificateholder that is not a U.S. person will potentially be subject to federal income tax on any gain attributable to such real property interest that is allocable to such holder upon the earlier of the Trust Fund's disposition of the property or such a holder's disposition of its Grantor Trust Certificate. The amount of gain subject to tax should not exceed the amount by which the value of the acquired property increased during the period such property was held by the Trust Fund. The Grantor Trust Certificateholder's allocable share of the gain generally would be taxed as though the gain were effectively connected with a U.S. trade or business of such holder, and the purchaser would withhold 10% of the gross amount realized on the disposition that is allocable to the Non-U.S. Certificateholder's interest. Such amount withheld is creditable against such Certificateholder's actual tax liability. Additionally, to the extent a Grantor Trust Certificateholder that is not a U.S. person is treated as owning an interest in real property acquired by foreclosure, deed in lieu of foreclosure or otherwise, such Certificateholder would be subject to United States federal income tax withholding at a rate of 30% (subject to reduction under an applicable income tax treaty), on income from the property unless such Certificateholder has in effect an election to be taxed at ordinary U.S. tax rates on net income from all U.S. real property owned by it. An interest in foreclosed property deemed to be acquired by a Non-U.S. Person that owns a Grantor Trust Certificate would be includable in such individual's estate for U.S. estate tax purposes. In addition, depending on the Trust Fund's level of activities, its realization of gain and how long it held the foreclosed property, such a Certificateholder may be deemed to be engaged in a U.S. trade or business and may be required to file U.S. and state tax returns. Non-U.S. Persons should consult their tax advisors regarding the application to them of the foregoing rules.

         As used herein, a "U.S. Person" means an individual who is a citizen of the United States or is treated as a resident of the United States for United States federal income tax purposes, an entity organized in or under the laws of the United States or any political subdivision thereof treated as a corporation or a partnership for such purposes, an estate the income of which from sources outside the United States is includible in gross income for such purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust (and, to the extent provided in applicable Treasury regulations, a trust that was in existence as of August 20, 1996 that elects to be treated as a U.S. Person).

E. INFORMATION REPORTING AND BACKUP WITHHOLDING

         The Master Servicer or Trustee will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a Certificateholder at any time during such year, certain information to assist in preparing federal income tax returns of Certificateholders or other beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a Grantor Trust Certificate to (or through) a broker, the broker must withhold 31% of the entire purchase price, unless either (i) the broker determines that the seller is a corporation or other exempt recipient or (ii) the seller provides, in the required manner, certain identifying information and, in the case of a non-U.S. Person, certifies that such seller is a Non-U.S. Person, and certain other conditions are met. Such a sale must also be reported by the broker to the IRS, unless either (a) the broker determines that the seller is an exempt recipient or (b) the seller certifies its non-U.S. Person status (and certain other conditions are met). Certification of the registered owner's non-U.S. Person status would normally be made on IRS Form W-8 under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.


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         On October 6, 1997, the Treasury Department issued new regulations
(the "New Regulations") which make certain modifications to the withholding, backup withholding and information reporting rules described above for non-U.S. Persons. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

REMICS

         The Trust Fund relating to a Series of Certificates may elect to be treated as a REMIC. Qualification as a REMIC requires ongoing compliance with certain conditions. The REMIC must fulfill an asset test, which requires that no more than a de minimis amount of the assets of the REMIC, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of issuance of the Certificates by the REMIC (the "REMIC Certificates") and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments." A "qualified mortgage" for REMIC purposes is any obligation (including certificates of participation in such an obligation) that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or residual interests in the REMIC. The REMIC Regulations provide a "safe harbor" pursuant to which the de minimis requirement will be met if at all times the aggregate adjusted basis of any nonqualified assets (i.e., assets other than qualified mortgages and permitted investments) is less than 1% of the aggregate adjusted basis of all the REMIC's assets. Although a REMIC is not generally subject to federal income tax (see, however "--REMICs -- Taxation of Owners of REMIC Residual Certificates" and "--Prohibited Transactions and Other Taxes" below), if a Trust Fund with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, including the implementation of restrictions on the purchase and transfer of the residual interests in a REMIC as described below under "--REMICs -- Taxation of Owners of REMIC Residual Certificates," the Code provides that a Trust Fund will not be treated as a REMIC for such year and thereafter. In that event, the classification of the REMIC for federal income tax purposes is uncertain. The REMIC might be entitled to treatment as a grantor trust under the rules described above under "--Grantor Trust Funds". In that case, no entity-level tax would be imposed on the REMIC. Alternatively, the REMIC Regular Certificates may continue to be treated as debt instruments for federal income tax purposes; but the REMIC pool could be treated as a taxable mortgage pool (a "TMP"). If the REMIC is treated as a TMP, any residual income of the REMIC (i.e., income from the Mortgage Loans less interest and OID expense allocable to the REMIC Regular Certificates and any administrative expenses of the REMIC to the extent deductible) would be subject to corporate income tax at the entity level. If such entity is taxable as a separate corporation, the related Certificates may not be accorded the status or given the tax treatment described below. While the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of the status of a trust fund as a REMIC, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for such status are not satisfied. With respect to each Trust Fund that elects REMIC status, assuming existing law and continued compliance with all provisions of the related Pooling and Servicing Agreement, such Trust Fund will qualify as one or more REMICs, and the related Certificates will be considered to be regular interests ("REMIC Regular Certificates") or residual interests ("REMIC Residual Certificates") in a REMIC. The related Prospectus Supplement for each Series of Certificates will indicate whether the Trust Fund will make a REMIC election and whether a class of Certificates will be treated as a regular or residual interest in the REMIC.

         In general, with respect to each Series of Certificates for which a REMIC election is made, (i) Certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute assets described in Code Section 7701(a)(19)(C)(ix) only to the extent provided in the related Prospectus Supplement (generally, to the extent the Mortgage Assets are secured by residential real property, such as multifamily, nursing home or congregate care properties); (ii) Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(4)(A) and (c)(5)(B); and (iii) interest on Certificates held by a real estate investment trust will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B). If less than 95% of the REMIC's assets are assets qualifying under any of the foregoing Code sections, the Certificates will be assets described in the foregoing Code Sections only to the extent that the REMIC's assets are qualifying assets described in such section. In addition, payments on Mortgage



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Assets held pending distribution on the REMIC Certificates will be considered to be "real estate assets" for purposes of Code Section 856(c). REMIC Certificates held by a regulated investment company will not constitute "government securities" within the meaning of Code Section 851(b)(4)(A)(i). REMIC Certificates held by certain financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(1). REMIC Regular Certificates acquired by another REMIC on its Startup Day in exchange for regular or residual interests in the REMIC will constitute "qualified mortgages" within the meaning of Code Section 860G(a)(3). REMIC Regular Certificates also will qualify as "regular interests in a REMIC" for purposes of Code Section 860L(c)(1)(G), and may constitute a "permitted asset" of a financial asset securitization investment trust ("FASIT").

         Tiered REMIC Structures. For certain Series of Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs (respectively, the "Subsidiary REMIC" or "Subsidiary REMICs" and the "Master REMIC") for federal income tax purposes. Upon the issuance of any such Series of Certificates, Latham & Watkins or Katten Muchin & Zavis, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement, the Master REMIC as well as any Subsidiary REMIC will each qualify as a REMIC, and the REMIC Certificates issued by the Master REMIC and Subsidiary REMIC, respectively, will be considered to evidence ownership of the regular interests or residual interest in the related REMIC within the meaning of the REMIC provisions.

         Other than the residual interest in a Subsidiary REMIC, only REMIC Certificates issued by the Master REMIC will be offered hereunder. The Subsidiary REMIC and the Master REMIC will be treated as one REMIC solely for purposes of determining whether (i) the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code; (ii) the REMIC Certificates will be "loans secured by an interest in real property" under
Section 7701(a)(19)(C) of the Code; and (iii) whether the income on such Certificates is interest described in Section 856(c)(3)(B) of the Code. Moreover, the REMIC Regulations provide that, for purposes of Code Section 856(c)(4)(A), payments of principal and interest on the mortgage loans that are reinvested pending distribution to holders of REMIC Certificates constitute qualifying assets for such entities. Where two or more REMIC Pools are part of a tiered structure they will be treated as one REMIC for purposes of the test described above respecting asset ownership of more or less than 95%. Notwithstanding the foregoing, however, REMIC income received by a real estate investment trust ("REIT") owning a residual interest in a REMIC could be treated in part as non-qualifying REIT income if the REMIC holds mortgage loans with respect to which income is contingent on mortgagor profits or property appreciation. In addition, if the assets of the REMIC include buy-down mortgage loans, it is possible that the percentage of such assets constituting "qualifying real property loans" or "loans . . . secured by an interest in real property" for purposes of Code Section 7701(a)(19)(C)(v), may be required to be reduced by the amount of the related buy-down funds.

A. TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

         General. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. However, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

         Original Issue Discount and Premium. The REMIC Regular Certificates may be issued with OID. Generally, such OID, if any, will equal the difference between the "stated redemption price at maturity" of a REMIC Regular Certificate and its "issue price." Holders of any Class of Certificates issued with OID will be required to include such OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest as it accrues rather than in accordance with receipt of the interest payments. The following discussion is based in part on the OID Regulations and in part on the provisions of the 1986 Act and Legislative History. REMIC Regular Certificateholders should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the REMIC Regular Certificates.

         Rules governing OID are set forth in Code Sections 1271 through 1273 and 1275. These rules require that the amount and rate of accrual of OID be calculated based on the Prepayment Assumption and the anticipated

                                      86
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reinvestment rate, if any, relating to the REMIC Regular Certificates and prescribe a method for adjusting the amount and rate of accrual of such discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the Prepayment Assumption must be determined in the manner prescribed by regulations, which regulations have not yet been issued. The Legislative History provides, however, that Congress intended the regulations to require that the Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of such REMIC Regular Certificates. The Prospectus Supplement for each Series of REMIC Regular Certificates will specify the Prepayment Assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the REMIC Regular Certificates will prepay at the Prepayment Assumption or at any other rate. Moreover, the OID Regulations include an anti-abuse rule allowing the IRS to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of the applicable statutory provisions. A tax result will not be considered unreasonable under the anti-abuse rule in the absence of a substantial effect on the present value of a taxpayer's tax liability. Investors are advised to consult their own tax advisors as to the discussion herein and the appropriate method for reporting interest and original issue discount with respect to the REMIC Regular Certificates.

         In general, each REMIC Regular Certificate will be treated as a single installment obligation issued with an amount of OID equal to the excess of its "stated redemption price at maturity" over its "issue price." The issue price of a REMIC Regular Certificate is the first price at which a substantial amount of REMIC Regular Certificates of that class are first sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be treated as the fair market value of such class on the Closing Date. The issue price of a REMIC Regular Certificate also includes the amount paid by an initial Certificateholder for accrued interest that relates to a period prior to the issue date of the REMIC Regular Certificate. The stated redemption price at maturity of a REMIC Regular Certificate includes the original principal amount of the REMIC Regular Certificate, but generally will not include distributions of interest if such distributions constitute "qualified stated interest." Qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the REMIC Regular Certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on REMIC Regular Certificates with respect to which Deferred Interest will accrue will not constitute qualified stated interest payments, and the stated redemption price at maturity of such REMIC Regular Certificates includes all distributions of interest as well as principal thereon.

         Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is longer than the interval between subsequent Distribution Dates, the greater of any OID (disregarding the rate in the first period) and any interest foregone during the first period is treated as the amount by which the stated redemption price at maturity of the Certificate exceeds its issue price for purposes of the de minimis rule described below. The OID Regulations suggest that all interest on a long first period REMIC Regular Certificate that is issued with non-de minimis OID, as determined under the foregoing rule, will be treated as OID. Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is shorter than the interval between subsequent Distribution Dates, interest due on the first Distribution Date in excess of the amount that accrued during the first period would be added to the stated redemption price at maturity of the Certificates. REMIC Regular Certificateholders should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a REMIC Regular Certificate.

         Under the de minimis rule, OID on a REMIC Regular Certificate will be considered to be zero if such OID is less than 0.25% of the stated redemption price at maturity of the REMIC Regular Certificate multiplied by the weighted average maturity of the REMIC Regular Certificate. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the REMIC Regular Certificate and the denominator of which is the stated redemption price at maturity of the REMIC Regular Certificate. Although currently unclear, it appears that the schedule of such distributions should be determined in accordance with the



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Prepayment Assumption. The Prepayment Assumption with respect to a Series of
REMIC Regular Certificates will be set forth in the related Prospectus Supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the REMIC Regular Certificate is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

         The Prospectus Supplement with respect to a Trust Fund may provide for certain REMIC Regular Certificates to be issued at prices significantly exceeding their principal amounts or based on notional principal balances (the "Super-Premium Certificates"). The income tax treatment of such REMIC Regular Certificates is not entirely certain. For information reporting purposes, the Trust Fund intends to take the position that the stated redemption price at maturity of such REMIC Regular Certificates is the sum of all payments to be made on such REMIC Regular Certificates determined under the Prepayment Assumption, with the result that such REMIC Regular Certificates would be issued with OID. The calculation of income in this manner could result in negative OID (which delays future accruals of OID rather than being immediately deductible) when prepayments on the Mortgage Assets exceed those estimated under the Prepayment Assumption. If the Super Premium Certificates were treated as contingent payment obligations, it is unclear how holders of those Certificates would report income or recover their basis. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to Regular Certificates. However, if final regulations dealing with contingent interest with respect to Regular Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion and different characterization of any gain on the sale of a Super-Premium Certificate than discussed above. In the alternative, the IRS could assert that the stated redemption price at maturity of such REMIC Regular Certificates should be limited to their principal amount (subject to the discussion below under "--REMICs -- Taxation of Owners of REMIC Regular Certificates -- Accrued Interest Certificates"), so that such REMIC Regular Certificates would be considered for federal income tax purposes to be issued at a premium. If such a position were to prevail, the rules described below under "--REMICs -- Taxation of Owners of REMIC Regular Certificates -- Premium" would apply. It is unclear when a loss may be claimed for any unrecovered basis for a Super-Premium Certificate. It is possible that a holder of a Super-Premium Certificate may claim a loss only when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments or when the final payment is received with respect to such Super-Premium Certificate. Investors should consult their tax advisors regarding the appropriate treatment of Super-Premium Certificates.

         Under the REMIC Regulations, if the issue price of a REMIC Regular Certificate (other than a REMIC Regular Certificate based on a notional amount) does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, such REMIC Regular Certificate generally should not be treated as a Super-Premium Certificate and the rules described below under "--REMICs -- Taxation of Owners of REMIC Regular Certificates -- Premium" should apply. However, it is possible that holders of REMIC Regular Certificates issued at a premium, even if the premium is less than 25% of such Certificate's actual principal balance, will be required to amortize the premium under an OID method or contingent interest method even though no election under Code Section 171 is made to amortize such premium.

         Generally, a REMIC Regular Certificateholder must include in gross income the "daily portions," as determined below, of the OID that accrues on a REMIC Regular Certificate for each day a Certificateholder holds the REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, a calculation will be made of the portion of the OID that accrues during each successive period ("an accrual period") that ends on the day in the calendar year corresponding to a Distribution Date (or if Distribution Dates are on the first day or first business day of the immediately preceding month, interest may be treated as payable on the last day of the immediately preceding month) and begins on the day after the end of the immediately preceding accrual period (or on the issue date in the case of the first accrual period). This will be done, in the case of each full accrual period, by (i) adding (a) the present value at the end of the accrual period (determined by using as a discount factor the original yield to maturity of the REMIC Regular Certificates as calculated under the Prepayment Assumption) of all remaining payments to be received on the REMIC Regular Certificates under the Prepayment Assumption and
(b) any payments included in the stated redemption price at maturity received during such accrual period, and (ii) subtracting from that total the adjusted issue price of the REMIC Regular Certificates at the beginning of such accrual period. The adjusted issue price of a


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REMIC Regular Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a REMIC Regular Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease (but never below zero) in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period, the daily portions of OID may be determined according to an appropriate allocation under any reasonable method.

         A subsequent purchaser of a REMIC Regular Certificate issued with OID who purchases the REMIC Regular Certificate at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that REMIC Regular Certificate. In computing the daily portions of OID for such a purchaser (as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity), however, the daily portion is reduced by the amount that would be the daily portion for such day (computed in accordance with the rules set forth above) multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for that REMIC Regular Certificate exceeds the following amount:
(a) the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original REMIC Regular Certificateholder (who purchased the REMIC Regular Certificate at its issue price), less (b) any prior payments included in the stated redemption price at maturity, and the denominator of which is the sum of the daily portions for that REMIC Regular Certificate for all days beginning on the date after the purchase date and ending on the maturity date computed under the Prepayment Assumption. A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as a purchase at original issue.

         Variable Rate REMIC Regular Certificates. REMIC Regular Certificates may provide for interest based on a variable rate. Interest based on a variable rate will constitute qualified stated interest and not contingent interest if, generally, (i) such interest is unconditionally payable at least annually, (ii) the issue price of the debt instrument does not exceed the total noncontingent principal payments and (iii) interest is based on a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates," one "qualified inverse floating rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on such REMIC Regular Certificate.

         The amount of OID with respect to a REMIC Regular Certificate bearing a variable rate of interest will accrue in the manner described above under "--REMICs -- Taxation of Owners of REMIC Regular Certificates -- Original Issue Discount and Premium" by assuming generally that the index used for the variable rate will remain fixed throughout the term of the Certificate. Appropriate adjustments are made for the actual variable rate.

         Although unclear at present, the Depositor intends to treat interest on a REMIC Regular Certificate that is a weighted average of the net interest rates on Mortgage Loans as qualified stated interest unless an alternative method (which would be specified in the related Prospectus Supplement) is required based on a subsequent clarification of the treatment of interest on weighted average rate debt instruments under the OID Regulations. In such case, the weighted average rate used to compute the initial pass-through rate on the REMIC Regular Certificates will be deemed to be the index in effect through the life of the REMIC Regular Certificates. It is possible, however, that the IRS may treat some or all of the interest on REMIC Regular Certificates with a weighted average rate as taxable under rules similar to those relating to obligations providing for contingent payments. Such treatment may affect the timing of income accruals on such REMIC Regular Certificates.

         Election to Treat All Interest as OID. The OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market discount or OID) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Certificateholder acquires


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during the year of the election or thereafter. Similarly, a Certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--REMICs -- Taxation of Owners of REMIC Regular Certificates -- Premium" below. The election to accrue interest, discount and premium on a constant yield method with respect to a Certificate is irrevocable except with the approval of the IRS.

         Market Discount. A purchaser of a REMIC Regular Certificate may also be subject to the market discount provisions of Code Sections 1276 through 1278. Under these provisions and the OID Regulations, "market discount" equals the excess, if any, of (i) the REMIC Regular Certificate's stated principal amount or, in the case of a REMIC Regular Certificate with OID, the adjusted issue price (determined for this purpose as if the purchaser had purchased such REMIC Regular Certificate from an original holder) over (ii) the price for such REMIC Regular Certificate paid by the purchaser. A Certificateholder that purchases a REMIC Regular Certificate at a market discount will recognize income upon receipt of each distribution representing amounts included in such certificate's stated redemption price at maturity. In particular, under Section 1276 of the Code such a holder generally will be required to allocate each such distribution first to accrued market discount not previously included in income, and to recognize ordinary income to that extent, regardless of whether the holder is a cash-basis or an accrual basis taxpayer. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies.

         Market discount with respect to a REMIC Regular Certificate will be considered to be zero if the amount allocable to the REMIC Regular Certificate is less than 0.25% of such REMIC Regular Certificate's stated redemption price at maturity multiplied by such REMIC Regular Certificate's weighted average maturity remaining after the date of purchase. If market discount on a REMIC Regular Certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the REMIC Regular Certificate, and gain equal to such allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

         The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

         The Code also grants authority to the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury, rules described in the Legislative History will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest method rate or according to one of the following methods. For REMIC Regular Certificates issued with OID, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount and (ii) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period. For REMIC Regular Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of (a) the total remaining market discount and (b) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period. For purposes of calculating market discount under any of the above methods in the case of instruments (such as the REMIC Regular Certificates) that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same Prepayment Assumption applicable to calculating the accrual of OID will apply.


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         A holder who acquired a REMIC Regular Certificate at a market discount also may be required to defer a portion of the excess of the interest paid or incurred for the taxable year attributable to any indebtedness incurred or continued to purchase or carry such Certificate purchased with market discount over the interest distributable thereon. For these purposes, the de minimis rule referred to above applies. Any such deferred excess interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. The amount of any remaining deferred deduction is to be taken into account in the taxable year in which the Certificate matures or is disposed of in a taxable transaction. In the case of a disposition in which gain or loss is not recognized in whole or in part, any remaining deferred deduction will be allowed to the extent of gain recognized on the disposition. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

         Premium. A purchaser of a REMIC Regular Certificate that purchases the REMIC Regular Certificate at a cost (not including accrued qualified stated interest) greater than its remaining stated redemption price at maturity will be considered to have purchased the REMIC Regular Certificate at a premium and may elect to amortize such premium under a constant yield method. A Certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder holds during the year of the election or thereafter. It is not clear whether the Prepayment Assumption would be taken into account in determining the life of the REMIC Regular Certificate for this purpose. However, the Legislative History states that the same rules that apply to accrual of market discount (which rules require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have OID) will also apply in amortizing bond premium under Code Section 171. The Code provides that amortizable bond premium will be allocated among the interest payments on such REMIC Regular Certificates and will be applied as an offset against such interest payment. On June 27, 1996, the IRS published in the Federal Register proposed regulations on the amortization of bond premium. The foregoing discussion is based in part on such proposed regulations. The proposed regulations, with certain modifications, were published in the Federal Register in final form on December 31, 1997, and such final regulations generally will be effective for bonds acquired on or after March 2, 1998 or, for bondholders making an election to amortize bond premium as described above for the taxable year that includes March 2, 1998 or any subsequent taxable year, will apply to bonds held on or after the first day of the taxable year in which the election is made. Neither the proposed regulations nor the final regulations, by their express terms, apply to prepayable securities described in Section 1272(a)(6)(C) of the Code, such as the REMIC Regular Certificates. Certificateholders should consult their tax advisors regarding the possibility of making an election to amortize any such bond premium.

         Deferred Interest. Certain classes of REMIC Regular Certificates may provide for the accrual of Deferred Interest with respect to one or more ARM Loans. Any Deferred Interest that accrues with respect to a class of REMIC Regular Certificates will constitute income to the holders of such Certificates prior to the time distributions of cash with respect to such Deferred Interest are made. It is unclear, under the OID Regulations, whether any of the interest on such Certificates will constitute qualified stated interest or whether all or a portion of the interest payable on such Certificates must be included in the stated redemption price at maturity of the Certificates and accounted for as OID (which could accelerate such inclusion). Interest on REMIC Regular Certificates must in any event be accounted for under an accrual method by the holders of such Certificates and, therefore, applying the latter analysis may result only in a slight difference in the timing of the inclusion in income of interest on such REMIC Regular Certificates.

         Effects of Defaults and Delinquencies. Certain Series of Certificates may contain one or more classes of Subordinated Certificates, and in the event there are defaults or delinquencies on the Mortgage Assets, amounts that would otherwise be distributed on the Subordinated Certificates may instead be distributed on the Senior Certificates. Subordinated Certificateholders nevertheless will be required to report income with respect to such Certificates under an accrual method without giving effect to delays and reductions in distributions on such Subordinated Certificates attributable to defaults and delinquencies on the Mortgage Assets, except to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income reported by a Subordinated Certificateholder in any period could significantly exceed the amount of cash distributed to such


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holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Subordinated Certificate is reduced as a result of defaults and delinquencies on the Mortgage Assets. Timing and characterization of such losses is discussed in "--REMICs -- Taxation of Owners of REMIC Regular Certificates -- Treatment of Realized Losses" below.

         Sale, Exchange or Redemption. If a REMIC Regular Certificate is sold, exchanged, redeemed or retired, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement (other than amounts attributable to qualified stated interest) and the seller's adjusted basis in the REMIC Regular Certificate. Such adjusted basis generally will equal the cost of the REMIC Regular Certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the REMIC Regular Certificate, and reduced (but not below zero) by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium. Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of a REMIC Regular Certificate will recognize gain equal to the excess, if any, of the amount of the payment over the holder's adjusted basis in the REMIC Regular Certificate. A REMIC Regular Certificateholder who receives a final payment that is less than the holder's adjusted basis in the REMIC Regular Certificate will generally recognize a loss. Except as provided in the following paragraph and as provided under "--REMICs -- Taxation of Owners of REMIC Regular Certificates -- Market Discount" above, any such gain or loss will be capital gain or loss, provided that the REMIC Regular Certificate is held as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221.

         Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income (i) if a REMIC Regular Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the REMIC Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate under Code Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction,
(ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates, or (iii) in the case of a REMIC Regular Certificate to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includible in such holder's income with respect to the REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the AFR as defined in the Code Section 1274(d) determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount actually includible in such holder's income.

         The Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a REMIC Regular Certificate by a bank or a thrift institution to which such Section applies will be ordinary income or loss.

         The REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of REMIC Regular Certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that the information reports will only require information pertaining to the appropriate proportionate method of accruing market discount.

         Accrued Interest Certificates. Certain of the REMIC Regular Certificates ("Payment Lag Certificates") may provide for payments of interest based on a period that corresponds to the interval between Distribution Dates but that ends prior to each such Distribution Date. The period between the Closing Date for Payment Lag Certificates and their first Distribution Date may or may not exceed such interval. Purchasers of Payment Lag Certificates for which the period between the Closing Date and the first Distribution Date does not exceed such interval could pay upon purchase of the REMIC Regular Certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the Distribution Date were interest accrued from Distribution Date to Distribution Date.


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

If a portion of the initial purchase price of a REMIC Regular Certificate is allocable to interest that has accrued prior to the issue date ("pre-issuance accrued interest") and the REMIC Regular Certificate provides for a payment of stated interest on the first payment date (and the first payment date is within one year of the issue date) that equals or exceeds the amount of the pre-issuance accrued interest, then the REMIC Regular Certificates' issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the REMIC Regular Certificate. However, it is unclear under this method how the OID Regulations treat interest on Payment Lag Certificates. Therefore, in the case of a Payment Lag Certificate, the Trust Fund intends to include accrued interest in the issue price and report interest payments made on the first Distribution Date as interest to the extent such payments represent interest for the number of days that the Certificateholder has held such Payment Lag Certificate during the first accrual period.

         Investors should consult their own tax advisors concerning the treatment for federal income tax purposes of Payment Lag Certificates.

         Non-Interest Expenses of the REMIC. Under temporary Treasury regulations, if the REMIC is considered to be a "single-class REMIC," a portion of the REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to those REMIC Regular Certificateholders that are "pass-through interest holders." Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC Regular Certificates. See "--REMICs -- Taxation of Owners of REMIC Residual Certificates -- Pass-Through of Non-Interest Expenses of the REMIC" below.

         Treatment of Realized Losses. Although not entirely clear, it appears that holders of REMIC Regular Certificates that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any such Certificates becoming wholly or partially worthless, and that, in general, holders of Certificates that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of any such Certificates becoming wholly worthless. Although the matter is not entirely clear, non-corporate holders of Certificates may be allowed a bad debt deduction at such time that the principal balance of any such Certificate is reduced to reflect realized losses resulting from any liquidated Mortgage Assets. The Internal Revenue Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect realized losses only after all Mortgage Assets remaining in the related Trust Fund have been liquidated or the Certificates of the related Series have been otherwise retired. Potential investors and holders of the Certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Certificates, including any loss resulting from the failure to recover previously accrued interest or discount income. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on Certificates.

         Non-U.S. Persons. Generally, payments of interest (including any payment with respect to accrued OID) on the REMIC Regular Certificates to a REMIC Regular Certificateholder who is not a U.S. Person (a "Non-U.S. REMIC Regular Certificateholder") and is not engaged in a trade or business within the United States will not be subject to federal withholding tax if (i) such REMIC Regular Certificateholder does not actually or constructively own 10 percent or more of the combined voting power of all classes of equity in the Issuer; (ii) such REMIC Regular Certificateholder is not a controlled foreign corporation (within the meaning of Code Section 957) related to the Issuer; and
(iii) such REMIC Regular Certificateholder complies with certain identification requirements (including delivery of a statement, signed by the REMIC Regular Certificateholder under penalties of perjury, certifying that such REMIC Regular Certificateholder is a foreign person and providing the name and address of such REMIC Regular Certificateholder). If a non-U.S. REMIC Regular Certificateholder is not exempt from withholding, distributions of interest to such holder, including distributions in respect of accrued OID, may be subject to a 30% withholding tax, subject to reduction under any applicable tax treaty. If the interest on a REMIC Regular Certificate is effectively connected with the conduct by the Non-U.S. REMIC Regular Certificateholder of a trade or business within the United States, then the Non-U.S. REMIC Regular Certificateholder will be subject to U.S. income tax at regular graduated rates. Such a Non-U.S. REMIC Regular Certificateholder that is a corporation for U.S. federal income tax purposes may also be subject to the branch profits tax.

         Further, a REMIC Regular Certificate will not be included in the estate of a nonresident alien individual and will not be subject to United States estate taxes. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

         REMIC Regular Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Residual Certificates, and holders of REMIC Residual Certificates (the "REMIC Residual Certificateholders") and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates without consulting their tax advisors as to the possible adverse tax consequences of doing so.

         Information Reporting and Backup Withholding. The Master Servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a REMIC Regular Certificateholder at any time during such year, certain information to assist REMIC Regular Certificateholders in preparing their federal income tax returns, or to enable holders to make such information available to beneficial owners or financial intermediaries that hold such REMIC Regular Certificates on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability. In addition, upon the sale of a Grantor Trust Certificate to (or through) a broker, the broker must withhold 31% of the entire purchase price, unless either (i) the broker determines that the seller is a corporation or other exempt recipient or (ii) the seller provides, in the required manner, certain identifying information and, in the case of a non-U.S. Person, certifies that such seller is a Non-U.S. Person, and certain other conditions are met. Such a sale must also be reported by the broker to the IRS, unless either (a) the broker determines that the seller is an exempt recipient or (b) the seller certifies its Non-U.S. Person status (and certain other conditions are met). Certification of the registered owner's Non-U.S. Person status would normally be made on IRS Form W-8 under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

B. TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

         Allocation of the Income of the REMIC to the REMIC Residual Certificates. The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See "--Prohibited Transactions and Other Taxes" below. Instead, each original holder of a REMIC Residual Certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which such holder owns any REMIC Residual Certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. Such a holder's share of the taxable income of the REMIC for each day will be based on the portion of the outstanding REMIC Residual Certificates that such holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the holders of REMIC Residual Certificates without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitations on the deductibility of "passive losses." As residual interests, the REMIC Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Certificates or as debt instruments issued by the REMIC.

         A REMIC Residual Certificateholder may be required to include taxable income from the REMIC Residual Certificate in excess of the cash distributed. For example, a structure where principal distributions are made serially on regular interests (that is, a fast-pay, slow-pay structure) may generate such a mismatching of income and cash distributions (that is, "phantom income"). This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying Mortgage Assets and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after- tax yield of a REMIC Residual Certificate to a REMIC Residual Certificateholder. Investors should


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consult their own tax advisors concerning the federal income tax treatment of a
REMIC Residual Certificate and the impact of such tax treatment on the after-tax yield of a REMIC Residual Certificate.

         A subsequent REMIC Residual Certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the REMIC for each day that such REMIC Residual Certificateholder owns such REMIC Residual Certificate. Those daily amounts generally would equal the amounts that would have been reported for the same days by an original REMIC Residual Certificateholder, as described above. The Legislative History indicates that certain adjustments may be appropriate to reduce (or increase) the income of a subsequent holder of a REMIC Residual Certificate that purchased such REMIC Residual Certificate at a price greater than (or less than) the adjusted basis such REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder. See "--REMICs -- Taxation of Owners of REMIC Residual Certificates -- Sale or Exchange of REMIC Residual Certificates" below. It is not clear, however, whether such adjustments will in fact be permitted or required and, if so, how they would be made. The REMIC Regulations do not provide for any such adjustments.

         Taxable Income of the REMIC Attributable to Residual Interests. The taxable income of the REMIC will reflect a netting of (i) the income from the Mortgage Assets and the REMIC's other assets and (ii) the deductions allowed to the REMIC for interest and OID on the REMIC Regular Certificates and, except as described above under "--REMICs -- Taxation of Owners of REMIC Regular Certificates -- Non-Interest Expenses of the REMIC," other expenses. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that (i) the limitations on deductibility of investment interest expense and expenses for the production of income do not apply, (ii) all bad loans will be deductible as business bad debts, and (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply. The REMIC's gross income includes interest, OID income, and market discount income, if any, on the Mortgage Loans, reduced by amortization of any premium on the Mortgage Loans, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the REMIC Regular Certificates. Note that the timing of cancellation of indebtedness income recognized by REMIC Residual Certificateholders resulting from defaults and delinquencies on Mortgage Assets may differ from the time of the actual loss on the Mortgage Asset. The REMIC's deductions include interest and OID expense on the REMIC Regular Certificates, servicing fees on the Mortgage Loans, other administrative expenses of the REMIC and realized losses on the Mortgage Loans. The requirement that REMIC Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC will continue until there are no Certificates of any class of the related Series outstanding.

         For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the REMIC Regular Certificates and the REMIC Residual Certificates (or, if a class of Certificates is not sold initially, its fair market value). Such aggregate basis will be allocated among the Mortgage Assets and other assets of the REMIC in proportion to their respective fair market value. A Mortgage Asset will be deemed to have been acquired with discount or premium to the extent that the REMIC's basis therein is less than or greater than its principal balance, respectively. Any such discount (whether market discount or OID) will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing OID on the REMIC Regular Certificates. The REMIC expects to elect under Code Section 171 to amortize any premium on the Mortgage Assets. Premium on any Mortgage Asset to which such election applies would be amortized under a constant yield method. It is not clear whether the yield of a Mortgage Asset would be calculated for this purpose based on scheduled payments or taking account of the Prepayment Assumption. Additionally, such an election would not apply to the yield with respect to any underlying mortgage loan originated on or before September 27, 1985. Instead, premium with respect to such a mortgage loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

         The REMIC will be allowed a deduction for interest and OID on the REMIC Regular Certificates. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to REMIC Regular Certificates except that the 0.25% per annum de minimis rule and adjustments for subsequent holders described therein will not apply.

         A REMIC Residual Certificateholder will not be permitted to amortize the cost of the REMIC Residual Certificate as an offset to its share of the REMIC's taxable income. However, REMIC taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the REMIC Residual Certificates will be added to the issue price of the REMIC Regular Certificates in determining the REMIC's initial basis in its assets. See "--REMICs -- Taxation of Owners of REMIC Residual Certificates -- Sale or Exchange of REMIC Residual Certificates" below. For a discussion of possible adjustments to income of a subsequent holder of a REMIC Residual Certificate to reflect any difference between the actual cost of such REMIC Residual Certificate to such holder and the adjusted basis such REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder, see "--REMICs -- Taxation of Owners of REMIC Residual Certificates -- Allocation of the Income of the REMIC to the REMIC Residual Certificates" above.

         Net Losses of the REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. Such net loss would be allocated among the REMIC Residual Certificateholders in the same manner as the REMIC's taxable income. The net loss allocable to any REMIC Residual Certificate will not be deductible by the holder to the extent that such net loss exceeds such holder's adjusted basis in such REMIC Residual Certificate. Any net loss that is not currently deductible by reason of this limitation may only be used by such REMIC Residual Certificateholder to offset its share of the REMIC's taxable income in future periods (but not otherwise). The ability of REMIC Residual Certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

         Mark to Market Rules. A REMIC Residual Certificate acquired after January 3, 1995 cannot be marked-to-market.

         Pass-Through of Non-Interest Expenses of the REMIC. As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the REMIC Residual Certificates. In the case of a single class REMIC, however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the REMIC Regular Certificateholders and the REMIC Residual Certificateholders on a daily basis in proportion to the relative amounts of income accruing to each Certificateholder on that day. In general terms, a single class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and is structured with the principal purpose of avoiding the single class REMIC rules. The expenses of the REMIC will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to holders of the related REMIC Regular Certificates.

         In the case of individuals (or trusts, estates or other persons that compute their income in the same manner as individuals) who own an interest in a REMIC Regular Certificate or a REMIC Residual Certificate directly or through a pass-through interest holder that is required to pass miscellaneous itemized deductions through to its owners or beneficiaries (e.g., a partnership, an S corporation or a grantor trust), such expenses will be deductible under Code
Section 67 only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of such individual's adjusted gross income. In addition, Code Section 68 provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a certain amount (the "Applicable Amount") will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over the Applicable Amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income recognized by REMIC Residual Certificateholders who are subject to the limitations of either Code Section 67 or Code Section 68 may be substantial. Further, holders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holders' alternative minimum taxable income. The REMIC is required to report to each pass-through interest holder and to the IRS such holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. REMIC Residual Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC Residual Certificates.

         Excess Inclusions. A portion of the income on a REMIC Residual Certificate (referred to in the Code as an "excess inclusion") for any calendar quarter will be subject to federal income tax in all events. Thus, for example, an excess inclusion (i) may not be offset by any unrelated losses, deductions or loss carryovers of a REMIC Residual Certificateholder; (ii) will be treated as "unrelated business taxable income" within the meaning of Code Section 512 if the REMIC Residual Certificateholder is a pension fund or any other organization that is subject to tax only on its unrelated business taxable income (see "--Tax-Exempt Investors" below); and (iii) is not eligible for any reduction in the rate of withholding tax in the case of a REMIC Residual Certificateholder that is a foreign investor. See "--Non- U.S. Persons" below.

         Except as discussed in the following paragraph, with respect to any REMIC Residual Certificateholder, the excess inclusions for any calendar quarter is the excess, if any, of (i) the income of such REMIC Residual Certificateholder for that calendar quarter from its REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined below) for all days during the calendar quarter on which the REMIC Residual Certificateholder holds such REMIC Residual Certificate. For this purpose, the daily accruals with respect to a REMIC Residual Certificate are determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" (as defined below) of the REMIC Residual Certificate at the beginning of the calendar quarter and 120 percent of the "Federal long-term rate" in effect at the time the REMIC Residual Certificate is issued. For this purpose, the "adjusted issue price" of a REMIC Residual Certificate at the beginning of any calendar quarter equals the issue price of the REMIC Residual Certificate, increased by the amount of daily accruals for all prior quarters, and decreased (but not below zero) by the aggregate amount of payments made on the REMIC Residual Certificate before the beginning of such quarter. The "Federal long-term rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

         As an exception to the general rule described above, the Treasury Department has authority to issue regulations that would treat the entire amount of income accruing on a REMIC Residual Certificate as excess inclusions if the REMIC Residual Certificates in the aggregate are considered not to have "significant value." The Small Business Job Protection Act ("SBJPA") of 1996 has eliminated the special rule permitting Section 593 institutions ("Thrift Institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from REMIC Residual Certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to REMIC Residual Certificates continuously held by thrift institutions since November 1, 1995.

         In addition, the SBJPA of 1996 provides three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a REMIC Residual Certificateholder. First, alternative minimum taxable income for a REMIC Residual Certificateholder is determined without regard to the special rule, discussed above, that taxable income cannot be less than excess inclusions. Second, a REMIC Residual Certificateholder's alternative minimum taxable income for a taxable year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deduction must be computed without regard to any excess inclusions. These rules are effective for taxable years beginning after December 31, 1986, unless a REMIC Residual Certificateholder elects to have such rules apply only to taxable years beginning after August 20, 1996.

         In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Code Section 857(b)(2), excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Regulated investment companies, common trust funds and certain cooperatives are subject to similar rules.

         Payments. Any distribution made on a REMIC Residual Certificate to a REMIC Residual Certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the REMIC Residual Certificateholder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution exceeds such adjusted basis, it will be treated as gain from the sale of the REMIC Residual Certificate.


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



         Sale or Exchange of REMIC Residual Certificates. If a REMIC Residual Certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the REMIC Residual Certificate (except that the recognition of loss may be limited under the "wash sale" rules described below). A holder's adjusted basis in a REMIC Residual Certificate generally equals the cost of such REMIC Residual Certificate to such REMIC Residual Certificateholder, increased by the taxable income of the REMIC that was included in the income of such REMIC Residual Certificateholder with respect to such REMIC Residual Certificate, and decreased (but not below zero) by the net losses that have been allowed as deductions to such REMIC Residual Certificateholder with respect to such REMIC Residual Certificate and by the distributions received thereon by such REMIC Residual Certificateholder. In general, any such gain or loss will be capital gain or loss provided the REMIC Residual Certificate is held as a capital asset. However, REMIC Residual Certificates will be "evidences of indebtedness" within the meaning of Code
Section 582(c)(1), so that gain or loss recognized from sale of a REMIC Residual Certificate by a bank or thrift institution to which such Section applies would be ordinary income or loss.

         Except as provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other REMIC Residual Certificate, any residual interest in another REMIC or similar interest in a "taxable mortgage pool" (as defined in Code Section 7701(i)) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Code Section 1091. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but instead will increase such REMIC Residual Certificateholder's adjusted basis in the newly acquired asset.

C. PROHIBITED TRANSACTIONS AND OTHER TAXES

         The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (the "Prohibited Transactions Tax"). In general, subject to certain specified exceptions, a prohibited transaction means the disposition of a Mortgage Asset, the receipt of income from a source other than a Mortgage Asset or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Assets for temporary investment pending distribution on the Certificates. It is not anticipated that the Trust Fund for any Series of Certificates will engage in any prohibited transactions in which it would recognize a material amount of net income.

         In addition, certain contributions to a Trust Fund as to which an election has been made to treat such Trust Fund as a REMIC made after the day on which such Trust Fund issues all of its interests could result in the imposition of a tax on the Trust Fund equal to 100% of the value of the contributed property (the "Contributions Tax"). No Trust Fund for any Series of Certificates will accept contributions that would subject it to such tax.

         In addition, a Trust Fund as to which an election has been made to treat such Trust Fund as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means income from foreclosure property other than qualifying income for a real estate investment trust.

         Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC relating to any Series of Certificates arises out of or results from (i) a breach of the related Servicer's, Trustee's or Depositor's obligations, as the case may be, under the related Agreement for such Series, such tax will be borne by such Servicer, Trustee or Depositor, as the case may be, out of its own funds or (ii) the Depositor's obligation to repurchase a Mortgage Loan, such tax will be borne by the Depositor. In the event that such Servicer, Trustee or Depositor, as the case may be, fails to pay or is not required to pay any such tax as provided above, such tax will be payable out of the Trust Fund for such Series and will result in a reduction in amounts available to be distributed to the Certificateholders of such Series.


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D. LIQUIDATION AND TERMINATION

         If the REMIC adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on such date, the REMIC will not be subject to any Prohibited Transaction Tax, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash (other than the amounts retained to meet claims) to holders of Regular and REMIC Residual Certificates within the 90-day period.

         The REMIC will terminate shortly following the retirement of the REMIC Regular Certificates. If a REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate exceeds the amount of cash distributed to such REMIC Residual Certificateholder in final liquidation of its interest, then it would appear that the REMIC Residual Certificateholder would be entitled to a loss equal to the amount of such excess. It is unclear whether such a loss, if allowed, will be a capital loss or an ordinary loss.

E. ADMINISTRATIVE MATTERS

         Solely for the purpose of the administrative provisions of the Code, the REMIC generally will be treated as a partnership and the REMIC Residual Certificateholders will be treated as the partners. Certain information will be furnished quarterly to each REMIC Residual Certificateholder who held a REMIC Residual Certificate on any day in the previous calendar quarter.

         Each REMIC Residual Certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the REMIC Residual Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. The REMIC does not intend to register as a tax shelter pursuant to Code Section 6111 because it is not anticipated that the REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

F. TAX-EXEMPT INVESTORS

         Any REMIC Residual Certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its "unrelated business taxable income" within the meaning of Code Section 512 will be subject to such tax on that portion of the distributions received on a REMIC Residual Certificate that is considered an excess inclusion. See "--REMICs -- Taxation of Owners of REMIC Residual Certificates -- Excess Inclusions" above.

G. RESIDUAL CERTIFICATE PAYMENTS TO NON-U.S. PERSONS


            Amounts paid to REMIC Residual Certificateholders who are not U.S. Persons (see "--REMICs -- Taxation of Owners of REMIC Regular Certificates -- Non-U.S. Persons" above) are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Amounts distributed to holders of REMIC Residual Certificates other than Excess Inclusions should qualify as "portfolio interest," subject to the conditions described in "--REMICs -- Taxation of Owners of REMIC Regular Certificates" above, but only to the extent that the underlying mortgage loans were originated after July 18, 1984. Furthermore, the rate of withholding on any income on a REMIC Residual Certificate that is excess inclusion income will not be subject to reduction under any applicable tax treaties. See "--REMICs -- Taxation of Owners of REMIC Residual Certificates -- Excess Inclusions" above. If the portfolio interest exemption is unavailable, such amount will be subject to United States withholding tax when paid or otherwise distributed (or when the REMIC Residual Certificate is disposed of) under rules similar to those for withholding upon disposition of debt instruments that have OID. The Code, however, grants the Treasury Department authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax (for example, where the REMIC Residual Certificates do not have significant value). See "--REMICs -- Taxation of Owners of REMIC Residual Certificates -- Excess

Inclusions" above. In addition, payments to REMIC Residual Certificateholders of amounts that are "contingent interest" are ineligible for the portfolio interest exemption. If the amounts paid to REMIC Residual Certificateholders that are not U.S. persons are effectively connected with their conduct of a trade or business within the United States, the 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such non-U.S. Person will be subject to U.S. federal income taxation at regular graduated rates. For special restrictions on the transfer of REMIC Residual Certificates, see "--Tax-Related Restrictions on Transfers of REMIC Residual Certificates" below.

         REMIC Regular Certificateholders and persons related to such holders should not acquire any REMIC Residual Certificates, and REMIC Residual Certificateholders and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates, without consulting their tax advisors as to the possible adverse tax consequences of such acquisition.

H. TAX-RELATED RESTRICTIONS ON TRANSFERS OF  REMIC RESIDUAL CERTIFICATES

         Disqualified Organizations. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in such entity are not held by "disqualified organizations" (as defined below). Further, a tax is imposed on the transfer of a residual interest in a REMIC to a "disqualified organization." The amount of the tax equals the product of (A) an amount (as determined under the REMIC Regulations) equal to the present value of the total anticipated "excess inclusions" with respect to such interest for periods after the transfer and (B) the highest marginal federal income tax rate applicable to corporations. The tax is imposed on the transferor unless the transfer is through an agent (including a broker or other middleman) for a disqualified organization, in which event the tax is imposed on the agent. The person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of the transfer, such person does not have actual knowledge that the affidavit is false. A "disqualified organization" means (A) the United States, any State, possession or political subdivision thereof, any foreign government, any international organization or any agency or instrumentality of any of the foregoing (provided that such term does not include an instrumentality if all its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental agency), (B) any organization (other than certain farmers' cooperatives) generally exempt from federal income taxes unless such organization is subject to the tax on "unrelated business taxable income" and (C) a rural electric or telephone cooperative.

         A tax is imposed on a "pass-through entity" (as defined below) holding a residual interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. The amount of the tax is equal to the product of (A) the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization and (B) the highest marginal federal income tax rate applicable to corporations. The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in such entity, will be relieved of liability for the tax if such record holder furnishes to such entity an affidavit that such record holder is not a disqualified organization and, for such period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a "pass-through entity" means (i) a regulated investment company, real estate investment trust or common trust fund, (ii) a partnership, trust or estate and (iii) certain cooperatives. Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity. Electing large partnerships (generally, non-service partnerships with 100 or more members electing to be subject to simplified IRS reporting provisions under Code Sections 771 through 777) will be taxable on excess inclusion income as if all partners were disqualified organizations.

         In order to comply with these rules, the Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be purchased, transferred or sold, directly or indirectly, without the express written consent of the Master Servicer. The Master Servicer will grant such consent to a proposed transfer only if it receives the following: (i) an affidavit from the proposed transferee to the effect that it is not a disqualified


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organization and is not acquiring the REMIC Residual Certificate as a nominee or agent for a disqualified organization and (ii) a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the REMIC Residual Certificate.

         Noneconomic REMIC Residual Certificates. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a Noneconomic REMIC Residual Certificate to a "U.S. Person," as defined above, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A Noneconomic REMIC Residual Certificate is any REMIC Residual Certificate (including a REMIC Residual Certificate with a positive value at issuance) unless, at the time of transfer, taking into account the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents,
(i) the present value of the expected future distributions on the REMIC Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed not to have such knowledge if (i) the transferor conducted a reasonable investigation of the transferee and (ii) the transferee acknowledges to the transferor that the residual interest may generate tax liabilities in excess of the cash flow and the transferee represents that it intends to pay such taxes associated with the residual interest as they become due. If a transfer of a Noneconomic REMIC Residual Certificate is disregarded, the transferor would continue to be treated as the owner of the REMIC Residual Certificate and would continue to be subject to tax on its allocable portion of the net income of the REMIC. The Pooling and Servicing Agreement will require the transferee of a REMIC Residual Certificate to state as part of the affidavit described above under "--Tax-Related Restrictions on Transfers of REMIC Residual Certificates--Disqualified Organizations" that such transferee (i) has historically paid its debts as they come due, (ii) intends to continue to pay its debts as they come due in the future; (iii) understands that, as the holder of a noneconomic REMIC Residual Certificate, it may incur tax liabilities in excess of any cash flows generated by the REMIC Residual Certificate as they become due. The transferor must have no reason to believe that such statement is untrue.

         Foreign Investors. The REMIC Regulations provide that the transfer of a REMIC Residual Certificate that has a "tax avoidance potential" to a "foreign person" will be disregarded for federal income tax purposes. This rule appears to apply to a transferee who is not a U.S. Person unless such transferee's income in respect of the REMIC Residual Certificate is effectively connected with the conduct of a United States trade or business. A REMIC Residual Certificate is deemed to have a tax avoidance potential unless, at the time of transfer, the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30 percent of each excess inclusion, and that such amounts will be distributed at or after the time the excess inclusion accrues and not later than the end of the calendar year following the year of accrual. If the non-U.S. Person transfers the REMIC Residual Certificate to a U.S. Person, the transfer will be disregarded, and the foreign transferor will continue to be treated as the owner, if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions. The Agreement will provide that no record of beneficial ownership interest in a REMIC Residual Certificate may be transferred, directly or indirectly, to a non-U.S. Person unless such person provides the Trustee with a duly completed I.R.S. Form 4224 or applicable successor I.R.S. Form and the Trustee consents to such transfer in writing.

         Any attempted transfer or pledge in violation of the transfer restrictions shall be absolutely null and void and shall vest no rights in any purported transferee. Investors in REMIC Residual Certificates are advised to consult their own tax advisors with respect to transfers of the REMIC Residual Certificates and, in addition, pass-through entities are advised to consult their own tax advisors with respect to any tax which may be imposed on a pass-through entity.

FASITS


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         General. The FASIT provisions of the Code were enacted by the Small
Business Job Protection Act of 1996 and create a new elective statutory vehicle for the issuance of mortgage-backed and asset-backed securities. Although the FASIT provisions of the Code became effective on September 1, 1997, no Treasury regulations or other administrative guidance has been issued with respect to those provisions. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of FASIT Certificateholders. Investors also should note that the FASIT discussions contained herein constitute only a summary of the federal income tax consequences to holders of FASIT Certificates. With respect to each Series of FASIT Certificates, the related Prospectus Supplement will provide a detailed discussion regarding the federal income tax consequences associated with the particular transaction.

         FASIT Certificates will be classified as either FASIT Regular Certificates, which generally will be treated as debt for federal income tax purposes, or FASIT Ownership Securities, which generally are not treated as debt for such purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related Series. The Prospectus Supplement for each Series of Certificates will indicate whether one or more FASIT elections will be made for the Trust Fund (or designated pool of assets) underlying that Series and which Classes of Certificates of such Series will be designated as Regular Certificates, and which will be designated as Ownership Certificates. Certain Series may include Classes of Regular Certificates that will be treated as "high yield interests", which are subject to special rules under the FASIT provisions of the Code. The Prospectus Supplement for each Series of FASIT Certificates will specify which Classes of Certificates, if any, will be considered "high yield interests" and provide a discussion of the tax consequences associated with ownership of such Certificates.

         If a Prospectus Supplement with respect to a Series provides that one or more FASIT elections will be made for the Trust Fund, Latham & Watkins or Katten Muchin & Zavis will deliver its opinion generally to the effect that, under existing law and assuming compliance with all provisions of the related Pooling and Servicing Agreement, for federal income tax purposes (i) such Trust Fund will qualify as one or more FASITs, (ii) each Regular Certificate (including High Yield Certificates) will be a regular interest in a FASIT, and
(ii) each Ownership Certificate will be an ownership interest in a FASIT.

         A.  QUALIFICATION AS A FASIT.

         The Trust Fund underlying a Series (or one of more designated pools of assets held in the Trust Fund) will qualify under the Code as a FASIT in which the FASIT Regular Certificates and the FASIT Ownership Certificates will constitute the "regular interests" and the "ownership interests," respectively, if (i) a FASIT election is properly made and in effect for the Trust Fund (or designated pool of assets) (ii) certain tests concerning (A) the composition of the FASIT's assets and (B) the nature of the Certificateholders' interests in the FASIT are met on a continuing basis, and (iii) the Trust Fund is not a regulated investment company as defined in Section 851(a) of the Code.

         Asset Composition. In order for a Trust Fund (or one or more designated pools of assets held by a Trust Fund) to be eligible for FASIT status, substantially all of the assets of the Trust Fund (or the designated pool) must consist of "permitted assets" as of the close of the third month beginning after the closing date and at all times thereafter (the "FASIT Qualification Test"). Permitted assets include (i) cash or cash equivalents,
(ii) debt instruments under which interest payments (or other similar amounts), if any, at or before maturity are payable based on a fixed rate or a variable rate that would be a permitted variable rate for a REMIC regular interest, or consists of a fixed specified portion (as defined in the REMIC provisions of interest payments on permitted assets, (iii) foreclosure property, (iv) certain hedging instruments (generally, interest and currency rate swaps and credit enhancement contracts) that are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on FASIT interests,
(v) contract rights to acquire qualifying debt instruments or qualifying hedging instruments, (vi) regular interests in another FASIT, and (vii) REMIC regular interests. Permitted assets do not include any debt instruments (other than certain cash equivalents or other investments to be specified in Treasury regulations) issued by the holder of the FASIT's ownership interest or by any person related to such holder.

         Interests in a FASIT. In addition to the foregoing asset qualification requirements, the interests in a FASIT also must meet certain requirements. All of the interests in a FASIT must be either of the following: (i) one or more


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classes or regular interests or (ii) a single class of ownership interest that is held by a fully taxable domestic corporation. In the case of Series that include FASIT Ownership Certificates, the ownership interest will be represented by the FASIT Ownership Certificates.

         A FASIT interest generally qualifies as a regular interest if (i) it is designated as a regular interest, (ii) it has a stated maturity no greater than thirty years, (iii) it entitles its holder to a specified principal amount, (iv) the issue price of the interest does not exceed 125% of its stated principal amount, (v) the yield to maturity of the interest is less than the applicable Treasury rate published by the IRS plus 5%, and (vi) if it pays interest, such interest is payable at either a fixed rate or qualifying variable rate with respect to the principal amount of the regular interest; qualifying variable rates for FASIT regular interests are the same as those that would be qualifying variable rates for REMIC regular interests issued by the FASIT if the FASIT were a REMIC (generally, certain qualified floating rates and weighted average rates and a combination of fixed rates). See "Certain Federal Income Tax Consequences--REMICS - Taxation of Owners of REMIC Regular Certificates - Variable Rate REMIC Regular Certificates.

         If a FASIT Certificate fails to meet one or more of the requirements set out in clauses (iii), (iv) or (v) above, but otherwise meets the above requirements, it may still qualify as a type of regular interest known as a "High-Yield Interest." In addition, if a FASIT Certificate fails to meet the requirements of clause (vi), but the interest payable on the Certificate consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the Certificate, the Certificate also will qualify as a High-Yield Interest. A High-Yield Interest may be held only by domestic corporations that are fully subject to corporate income tax ("Eligible Corporations"), other FASITs and dealers in securities who acquire such interests as inventory, rather than for investment. In addition, holders of High-Yield Interests are subject to limitations on offset of income derived from such interest. See "Certain Federal Income Tax Consequences--FASIT Certificates--Tax Treatment of FASIT Regular Certificates--Treatment of High-Yield Interests."

         Consequences of Disqualification. If a Series of FASIT Certificates fails to comply with one or more of the Code's ongoing requirements for FASIT status during any taxable year, the Code provides that its FASIT status may be lost for that year and thereafter. If FASIT status is lost, the treatment of the former FASIT and the interests therein for federal income tax purposes is uncertain. The former FASIT might be treated as a grantor trust, as a separate association taxed as a corporation, or as a partnership. The FASIT Regular Certificates could be treated as debt instruments for federal income tax purposes or as equity interests. Although the Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for FASIT status occurs inadvertently and in good faith, such regulations have not yet been issued. It is possible that disqualification relief might be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the FASIT's income for a period of time in which the requirements for FASIT status are not satisfied.

         B.  TAX TREATMENT OF FASIT REGULAR CERTIFICATES.

         General. Payments received by holders of FASIT Regular Certificates generally should be accorded the same tax treatment under the Code as payments received on other taxable corporate debt instruments and on REMIC Regular Certificates. As in the case of holders of REMIC Regular Certificates, holders of FASIT Regular Certificates must report income from such Certificates under an accrual method of accounting, even if they otherwise would have used the cash receipts and disbursements method. Except in the case of FASIT Regular Certificates issued with original issue discount or acquired with market discount or premium, interest paid or accrued on a FASIT Regular Certificate generally will be treated as ordinary income to the Certificateholder and a principal payment on such Certificate will be treated as a return of capital to the extent that the Certificateholder's basis is allocable to that payment. FASIT Regular Certificates issued with original issue discount or acquired with market discount or premium generally will treat interest and principal payments on such Certificates in the same manner in the described for REMIC Regular Certificates. See "Certain Federal Income Tax Consequences--REMIC Taxation of Owners of REMIC Regular Certificates-- Original Issue Discount and Premium" and "--Market Discount" above. High-Yield Certificates may be held only by fully taxable domestic corporations, other FASITs, and certain securities dealers. Holders of High-Yield Certificates are subject to limitations on their ability to use

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


current losses or net operating loss carryforwards or carrybacks to offset any income derived from those Certificates.

         Sale, Exchange or Default. If a FASIT Regular Certificate is sold or exchanged, the Certificateholder generally will recognize gain or loss upon the sale in the manner described above for dispositions of REMIC Regular Certificates. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Sale, Exchange or Redemption." In addition, if a FASIT Regular Certificate becomes wholly or partially worthless as a result of Default and Delinquencies of the underlying Assets, the holder of such Certificate should be allowed to deduct the loss sustained (or alternatively be able to report a lesser amount of income). See "Certain Federal Income Tax Consequences--REMIC--Taxation of Owners of REMIC Regular Certificates"--Effects of Default and Delinquencies" and "Treatment of Realized Losses."

         Treatment for Certain Owners. FASIT Regular Certificates held by a REIT will qualify as "real estate assets" within the meaning of section 856(c)(5) of the Code, and interest on such Certificates will be considered Qualifying REIT Interest to the same extent that REMIC Certificates would be so considered. FASIT Regular Certificates held by a Thrift Institution taxed as a "domestic building and loan association" will represent qualifying assets for purposes of the qualification requirements set forth in Code Section 7701(a)(19) to the same extent that REMIC Certificates would be so considered. See "Certain Federal Income Tax Consequences--REMICs Certificates--Status as Real Property Loans." In addition, FASIT Regular Certificates held by a financial institution to which Section 585 of the Code applies will be treated a evidences of indebtedness for purposes of Section 582(c)(1) of the Code. FASIT Certificates will not qualify as "government securities" for either REIT or RIC qualification purposes.

         Treatment of High-Yield Interests. High-Yield Interests are subject to special rules regarding the eligibility of holders of such interests, and the ability of such holders to offset income derived from their FASIT Certificate with losses. High-Yield Interests may be held only by Eligible Corporations, other FASITs, and dealers in securities who acquire such interests as inventory. If a securities dealer (other than an Eligible Corporation) initially acquires a High-Yield Interest as inventory, but later begins to hold it for investment, the dealer will be subject to an excise tax equal to the income from the High-Yield Interest multiplied by the highest corporate income tax rate. In addition, transfers of High-Yield Interests to disqualified holders will be disregarded for federal income tax purposes, and the transferor still will be treated as the holder of the High-Yield Interest.

         A holder of a High-Yield Interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the High-Yield Interest (including gains from sales and exchanges of such Interests), for either regular Federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes an excise tax at the highest corporate income tax rate on income derived from a FASIT Regular Certificate that is held by a pass-through entity (other than another FASIT) that issues debt or equity securities backed by the FASIT Regular Certificate and that have the same features as High-Yield Interests with a principal purpose of avoiding the rule that high yield debt instruments must be held by C corporations.

         C.  TAX TREATMENT OF FASIT OWNERSHIP CERTIFICATES.

         The single Class of FASIT Ownership Certificates represents the residual equity interest in a FASIT. As such, the holder of a FASIT Ownership Certificate determines its taxable income by taking into account its allocable percentage of all assets, liabilities and items of income, gain, deduction, loss and credit of a FASIT. In general, the character of the income to the holder of a FASIT Ownership Interest will be the same as the character of such income of the FASIT, except that any tax-exempt interest income taken into account by the holder of a FASIT Ownership Interest is treated as ordinary income. In determining that taxable income, the holder of a FASIT Ownership Certificate must determine the amount of interest, original issue discount, market discount and premium recognized with respect to the FASIT's assets and the FASIT Regular Certificates issued by the FASIT according to a constant yield methodology and under an accrual method of accounting. In addition, holders of FASIT Ownership Certificates are subject to the same limitations on their ability to use losses to offset income from their FASIT

Certificate as are the holders of High-Yield Interests. See "Federal Income Tax Certificates--Treatment of High-Yield Interests."

         Rules similar to the wash sale rules applicable to REMIC Residual Certificates also will apply to FASIT Ownership Certificates. Accordingly, losses on dispositions of FASIT Ownership Certificates generally will be disallowed where, within six months before or after the disposition, the seller of such Certificates acquires any other FASIT Ownership Certificate or, in the case of a FASIT holding mortgage assets, any interest in a Taxable Mortgage Pool that is economically comparable to a FASIT Ownership Certificate. In addition, if any security that is sold or contributed to a FASIT by the holder of the related FASIT Ownership Certificate was required to be marked-to-market under Section 475 of the Code by such holder, then Section 475 of the Code will continue to apply to such security, except that the amount realized under the mark-to-market rules will be a greater of the security's value under present law or the security's value after applying special valuation rules contained in the FASIT provisions. Those special valuation rules generally require that the value of debt instruments that are not traded on an established securities market be determined by calculating the present value of the reasonably expected payments under the instrument using a discount rate of 120% of the applicable Federal rate, compounded semiannually.

         Prohibited Transaction Taxes. The holder of a FASIT Ownership Certificate will be subject to a tax equal to 100% of the net income derived by the FASIT from any "prohibited transactions." Prohibited transactions include
(i) the receipt of income derived from assets that are not permitted assets,
(ii) certain dispositions of permitted assets, (iii) the receipt of any income derived from any loan originated by the FASIT, and (iv) in certain cases, the receipt of income representing a servicing fee or other compensation. It is anticipated that any Series for which a FASIT election will be made generally will be structured in order to avoid application of the prohibited transaction tax.

         D.  BACKUP WITHHOLDING, INFORMATION REPORTING AND TAX ADMINISTRATION.

         Holders of FASIT Regular Certificates will be subject to backup withholding to the same extent holders of REMIC Regular Certificates would be subject. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Information Reporting and Backup Withholding." For purposes of information reporting and tax administration, holders of record of FASIT Certificates generally will be treated in the same manner as holders of REMIC Regular Certificates.

         DUE TO THE COMPLEXITY OF THE FEDERAL INCOME TAX RULES APPLICABLE TO CERTIFICATEHOLDERS AND THE CONSIDERABLE UNCERTAINTY THAT EXISTS WITH RESPECT TO MANY ASPECTS OF THOSE RULES, POTENTIAL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS RESPECTING THE PURCHASE, OWNERSHIP OR DISPOSITION OF AN INVESTMENT IN CERTIFICATES.


                            STATE TAX CONSIDERATIONS

         In addition to the federal income tax consequences described in "Federal Income Tax Consequences," potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Offered Certificates. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the Offered Certificates.


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                              ERISA CONSIDERATIONS

GENERAL

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain restrictions on employee benefit plans subject to ERISA and on any entity whose underlying assets include assets of such a plan by reason of any such plan's investment in the entity ("ERISA Plans") and on persons who are parties in interest or disqualified persons ("parties in interest") with respect to such ERISA Plans. Section 4975 of the Code imposes substantially similar prohibited transaction restrictions on tax qualified retirement plans described in Section 401(a) of the Code and on individual retirement accounts described in Section 408 of the Code ("Qualified Plans" and together with ERISA Plans, "Plans"). Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under Section 410(d) of the Code), are not subject to the restrictions of ERISA, and assets of such plans may be invested in the Certificates without regard to the ERISA considerations described below, subject to other applicable federal and state law. However, any such governmental or church plan which is qualified under
Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

         Investments by ERISA Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that an ERISA Plan's investments be made in accordance with the documents governing the ERISA Plan.

PROHIBITED TRANSACTIONS

General

         Section 406 of ERISA prohibits parties in interest with respect to an ERISA Plan from engaging in certain transactions involving an ERISA Plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (and, in some cases, a civil penalty may be assessed pursuant to Section 502(i) of ERISA) on parties in interest which engage in nonexempt prohibited transactions.

         The United States Department of Labor ("Labor") has issued a final regulation (29 C.F.R. Section 2510.3-101) containing rules for determining what constitutes the assets of a Plan. This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an "equity investment" will be deemed for purposes of ERISA to be assets of the Plan unless certain exceptions apply.

         Under the terms of the regulation, the Trust may be deemed to hold plan assets by reason of a Plan's investment in a Certificate; such plan assets would include an undivided interest in the Mortgage Loans and any other assets held by the Trust. In such an event, the Depositor, the Servicers, the Trustee and other persons, in providing services with respect to the assets of the Trust, may be parties in interest, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of Section 406 of ERISA (and of Section 4975 of the Code), with respect to transactions involving such assets unless such transactions are subject to a statutory or administrative exemption.

         The regulations contain a de minimis safe-harbor rule that exempts any entity from plan assets status as long as the aggregate equity investment in such entity by Plans is not significant. For this purpose, equity participation in the entity will be significant if immediately after any acquisition of any equity interest in the entity, "benefit plan investors" in the aggregate, own at least 25% of the value of any class of equity interest. "Benefit plan investors" are defined as Plans as well as employee benefit plans not subject to ERISA (e.g., governmental plans). The 25% limitation must be met with respect to each class of certificates, regardless of the portion of total equity value represented by such class, on an ongoing basis.



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


Availability of Underwriter's Exemption for Certificates

         As specified in the related Prospectus Supplement, Labor has granted to the Underwriter a Prohibited Transaction Exemption (the "Exemption"), which exempts from the application of the prohibited transaction rules transactions relating to: (1) the acquisition, sale and holding by Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which the Underwriter or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and (2) the servicing, operation and management of such asset-backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption and specified in the related Prospectus Supplement are satisfied.

         Before purchasing a Certificate, a fiduciary of a Plan should itself confirm (a) that the Certificates constitute "certificates" for purposes of the Exemption and (b) that the specific and general conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied.

REVIEW BY PLAN FIDUCIARIES

         Any Plan fiduciary considering whether to purchase any Certificates on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Among other things, before purchasing any Certificates, a fiduciary of a Plan subject to the fiduciary responsibility provisions of ERISA or an employee benefit plan subject to the prohibited transaction provisions of the Code should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions. The Prospectus Supplement with respect to a Series of Certificates may contain additional information regarding the application of the Exemption, PTCE 83-1, or any other exemption, with respect to the Certificates offered thereby.


                                LEGAL INVESTMENT

         The Prospectus Supplement for each Series of Offered Certificates will identify those classes of Offered Certificates, if any, which constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Such classes will constitute "mortgage related securities" for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization (the "SMMEA Certificates"). As "mortgage related securities," the SMMEA Certificates will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including, but not limited to, state chartered savings banks, commercial banks, savings and loan associations and insurance companies, as well as trustees and state government employee retirement systems) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Alaska, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Illinois, Kansas, Maryland, Michigan, Missouri, Nebraska, New Hampshire, New York, North Carolina, Ohio, South Dakota, Utah, Virginia and West Virginia enacted legislation, on or before the October 4, 1991 cutoff established by SMMEA for such enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in mortgage related securities, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. In addition, pursuant to the Riegle Community Development and Regulatory Improvement Act of 1994 (the "1994 Amendment"), Congress expanded the definition of securities entitled to the benefits of SMMEA to include those evidencing ownership of, or secured by, notes secured by a first lien on one or more parcels of real estate, upon which is located one or more commercial structures. The terms of this amendment permit states to prohibit or limit, by specific legislation, the authority of persons, trusts, corporations, partnerships, associations, business trusts or business entities to purchase, hold or invest, in securities evidencing ownership of, or secured by, such notes to the extent predicated on the expansion of SMMEA. The 1994 Amendment permits enactment of such restrictions until September 23, 2001. It provides, however, that no enactment will affect the validity of a contractual commitment to purchase, hold or invest in securities made before such enactment, or require sale of any securities previously acquired. The Prospectus Supplement for each Series will identify the states, if any, that have enacted any such limitations through the date of the Prospectus Supplement. Enactment of such restrictions could adversely affect the liquidity of any Offered Certificates entitled to the benefits of SMMEA solely by reason of the 1994 Amendment. Accordingly, the investors affected by such legislation will be authorized to invest in SMMEA Certificates only to the extent provided in such legislation. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them.

         SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

         Institutions where investment activities are subject to legal investment laws or regulations or review by certain regulatory authorities may be subject to restrictions on investment in certain classes of Offered Certificates. Any financial institution which is subject to the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS"), the National Credit Union Administration ("NCUA") or other federal or state agencies with similar authority should review any applicable rules, guidelines and regulations prior to purchasing any Offered Certificate. The Federal Financial Institutions Examination Council, for example, has issued a Supervisory Policy Statement on Securities Activities effective February 10, 1992 (the "Policy Statement"). The Policy Statement has been adopted by the Comptroller of the Currency, the Federal Reserve Board, the FDIC, the OTS and the NCUA (with certain modifications), with respect to the depository institutions that they regulate. The Policy Statement prohibits depository institutions from investing in certain "high-risk mortgage securities" (including securities such as certain classes of Offered Certificates), except under limited circumstances, and sets forth certain investment practices deemed to be unsuitable for regulated institutions. The NCUA issued final regulations effective December 2, 1991 that restrict and in some instances prohibit the investment by federal credit unions in certain types of mortgage related securities.

         In September 1993 the National Association of Insurance Commissioners released a draft model investment law (the "Model Law") which sets forth model investment guidelines for the insurance industry. Institutions subject to insurance regulatory authorities may be subject to restrictions on investment similar to those set forth in the Model Law and other restrictions.

         The appropriate characterization under various legal investment restrictions of those Offered Certificates that do not constitute "mortgage related securities" under SMMEA, and thus the ability of investors subject to these restrictions to purchase such Offered Certificates, may be subject to significant interpretive uncertainties.

         Notwithstanding SMMEA, there may be other restrictions on the ability of certain investors, including depository institutions, either to purchase any Offered Certificates or to purchase Offered Certificates representing more than a specified percentage of the investors' assets.

         Except as to the status of SMMEA Certificates identified in the Prospectus Supplement for a Series as "mortgage related securities" under SMMEA, the Depositor will make no representations as to the proper characterization of the Certificates for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase any Offered Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Certificates) may adversely affect the liquidity of the Certificates.

         The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying."

         There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Offered Certificates or to purchase Offered Certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors.


                                              METHOD OF DISTRIBUTION

         The Certificates offered hereby and by the related Prospectus Supplements will be offered in series through one or more of the methods described below. The Prospectus Supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the Depositor from such sale.

         The Depositor intends that Offered Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of the Offered Certificates of a particular series may be made through a combination of two or more of these methods. Such methods are as follows:

         1. By negotiated firm commitment or best efforts underwriting and public re-offering by underwriters;

         2. By placements by the Depositor with institutional investors through dealers; and

         3. By direct placements by the Depositor with institutional investors.

         In addition, if specified in the related Prospectus Supplement, the Offered Certificates of a series may be offered in whole or in part to the seller of the related Mortgage Assets that would comprise the Trust Fund for such Certificates.

         If underwriters are used in a sale of any Offered Certificates (other than in connection with an underwriting on a best efforts basis), such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. Such underwriters may be broker-dealers affiliated with the Depositor whose identities and relationships to the Depositor will be as set forth in the related Prospectus Supplement. The managing underwriter or underwriters with respect to the offer and sale of Offered Certificates of a particular series will be set forth on the cover of the Prospectus Supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

         In connection with the sale of Offered Certificates, underwriters may receive compensation from the Depositor or from purchasers of the Offered Certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Offered Certificates may be deemed to be underwriters in connection with such Certificates, and any discounts or commissions received by them from the Depositor and any profit on the resale of Offered Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act.

         It is anticipated that the underwriting agreement pertaining to the sale of the Offered Certificates of any series will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such Certificates if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the Depositor will indemnify the several underwriters and the underwriters will indemnify the Depositor against certain civil liabilities, including liabilities under the Securities Act or will contribute to payments required to be made in respect thereof.

         The Prospectus Supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Certificates of such series.

         The Depositor anticipates that the Certificates offered hereby will be sold primarily to institutional investors. Purchasers of Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of Offered Certificates. Holders of Offered Certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.


                                 LEGAL MATTERS

         Certain legal matters in connection with the Certificates, including certain federal income tax consequences, will be passed upon for the Depositor by Latham & Watkins, New York, New York or by Katten, Muchin & Zavis, Chicago, Illinois.


                             FINANCIAL INFORMATION

         A new Trust Fund will be formed with respect to each Series of Certificates and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.


                                     RATING

         It is a condition to the issuance of any class of Offered Certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a Rating Agency.

         Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by Mortgagors or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                             INDEX OF DEFINED TERMS


1986 Act.........................................................................................................81
1994 Amendment..................................................................................................107
Accounts.........................................................................................................46
ACCRUAL CERTIFICATES.........................................................................................12, 34
Accrued Certificate Interest.....................................................................................35
ACMs.............................................................................................................70
Act..........................................................................................................71, 82
ADA..............................................................................................................74
AGREEMENTS.......................................................................................................11
Amortizable Bond Premium Regulations.............................................................................78
Applicable Amount................................................................................................96
ARM Loans....................................................................................................27, 81
Asset Seller.....................................................................................................24
Available Distribution Amount....................................................................................35
BALLOON MORTGAGE LOANS...........................................................................................20
Bankruptcy Code..................................................................................................66
BOOK-ENTRY CERTIFICATES..........................................................................................34
Cash Flow Agreement.......................................................................................1, 11, 30
Cede..........................................................................................................3, 41
CEDEL Participants...............................................................................................42
CERCLA.......................................................................................................22, 70
Certificate................................................................................................1, 8, 43
CERTIFICATE BALANCE..........................................................................................11, 36
Certificateholders...............................................................................................23
Closing Date.....................................................................................................87
CMBS.......................................................................................................1, 8, 24
CMBS Agreement...................................................................................................28
CMBS Issuer......................................................................................................28
CMBS Servicer....................................................................................................28
CMBS Trustee.....................................................................................................28
CODE.............................................................................................................14
COLLECTION ACCOUNTS..............................................................................................10
Commercial Loans.................................................................................................24
COMMERCIAL PROPERTIES.........................................................................................9, 24
Commission........................................................................................................3
Cooperative..............................................................................................24, 42, 62
Cooperative Loans................................................................................................62
Covered Trust................................................................................................21, 58
CPR..............................................................................................................32
Credit Support............................................................................................1, 10, 29
Crime Control Act................................................................................................75
CUT-OFF DATE.....................................................................................................13
Debt Service Coverage Ratio......................................................................................25
Deferred Interest................................................................................................82
DEFINITIVE CERTIFICATES......................................................................................34, 42
Depositaries.....................................................................................................40
DEPOSITOR.....................................................................................................8, 24
DETERMINATION DATE...............................................................................................35
Distribution Account.............................................................................................48
DISTRIBUTION DATE................................................................................................12
DOJ..............................................................................................................71


                                      111


DTC...........................................................................................................3, 40
Eligible Corporations...........................................................................................103
Environmental Hazard Condition...................................................................................72
EPA..............................................................................................................70
Equity Participations............................................................................................28
ERISA.......................................................................................................16, 106
ERISA Plans.....................................................................................................106
Euroclear Operator...............................................................................................42
Euroclear Participants...........................................................................................42
Event of Default.................................................................................................55
Exchange Act......................................................................................................3
FASIT.....................................................................................................2, 14, 86
FASIT OWNERSHIP CERTIFICATES.....................................................................................14
FASIT Provisions.................................................................................................15
FASIT Qualification Test........................................................................................102
FASIT REGULAR CERTIFICATES.......................................................................................14
FDIC............................................................................................................108
GRANTOR TRUST CERTIFICATES.......................................................................................14
Hazardous Materials..............................................................................................72
High-Yield Interest.............................................................................................103
Hyper-Amortization Date......................................................................................20, 33
Hyper-Amortization Loans.................................................................................20, 28, 33
Indirect Participants............................................................................................41
INSURANCE PROCEEDS...............................................................................................46
IRS..............................................................................................................78
L/C Bank.........................................................................................................59
Labor...........................................................................................................106
Lease..........................................................................................................3, 9
Lease Assignment..................................................................................................1
Legislative History..............................................................................................81
LESSEE.........................................................................................................3, 9
Loan-to-Value Ratio..............................................................................................27
Lock-out Date....................................................................................................28
Lock-out Period..................................................................................................28
Master REMIC.....................................................................................................86
MASTER SERVICER...................................................................................................8
Model Law.......................................................................................................108
Mortgage Assets...............................................................................................1, 24
MORTGAGE INTEREST RATE........................................................................................9, 28
Mortgage Loan..............................................................................................1, 8, 24
Mortgage Notes...................................................................................................24
MORTGAGED PROPERTIES..............................................................................................9
Mortgages........................................................................................................24
Mortgagor........................................................................................................60
Multifamily Loans................................................................................................24
MULTIFAMILY PROPERTIES........................................................................................9, 24
NCUA............................................................................................................108
Net Operating Income.............................................................................................25
New Regulations..................................................................................................85
NONRECOVERABLE ADVANCE...........................................................................................37
NOTES............................................................................................................14
Offered Certificates..............................................................................................1
OID..............................................................................................................76
OID Regulations..................................................................................................78


                                       3


Originator.......................................................................................................24
OTS.............................................................................................................108
PARTNERSHIP......................................................................................................14
PARTNERSHIP INTEREST.............................................................................................14
PASS-THROUGH RATE............................................................................................11, 35
Permitted Investments............................................................................................46
Plans...........................................................................................................106
Policy Statement................................................................................................108
Pre-Funded Account...............................................................................................29
Prepayment Assumption............................................................................................81
Prepayment Premium...............................................................................................28
Prohibited Transactions Tax......................................................................................98
Prospectus Supplement.............................................................................................1
Purchase Price...................................................................................................45
qualified mortgage...............................................................................................85
Qualified Plans.................................................................................................106
RATING AGENCY....................................................................................................16
RCRA.............................................................................................................71
RECORD DATE......................................................................................................34
Refinance Loans..................................................................................................27
REIT.............................................................................................................86
RELATED PROCEEDS.................................................................................................37
Relief Act.......................................................................................................75
REMIC.........................................................................................................2, 14
REMIC Certificates...............................................................................................85
REMIC REGULAR CERTIFICATES...................................................................................14, 85
REMIC Regulations................................................................................................75
REMIC Residual Certificateholders................................................................................94
REMIC RESIDUAL CERTIFICATES..................................................................................14, 85
Retained Interest................................................................................................53
Rico.............................................................................................................75
RISK FACTORS......................................................................................................8
Rules............................................................................................................41
SBJPA............................................................................................................97
Securities Act....................................................................................................3
SENIOR CERTIFICATES..........................................................................................11, 34
Series.........................................................................................................1, 8
SERVICER.........................................................................................................13
Servicing Standard...............................................................................................48
SERVICING TRANSFER EVENT.........................................................................................49
SMMEA...........................................................................................................107
SMMEA Certificates..............................................................................................107
SPECIAL SERVICER..................................................................................................8
SPECIALLY SERVICED MORTGAGE LOAN.................................................................................49
Startup Day......................................................................................................85
Stripped ARM Obligations.........................................................................................82
Stripped Bond Certificates.......................................................................................79
Stripped Coupon Certificates.....................................................................................79
STRIPPED INTEREST CERTIFICATES...............................................................................12, 34
STRIPPED PRINCIPAL CERTIFICATES..............................................................................12, 34
SUBORDINATE CERTIFICATES.....................................................................................12, 34
Sub-Servicer.....................................................................................................49
Sub-Servicing Agreement..........................................................................................49
Subsidiary REMIC.................................................................................................86


                                       4


Super-Premium Certificates.......................................................................................88
Thrift Institutions..............................................................................................97
Title V..........................................................................................................73
TMP..............................................................................................................85
Trust Assets......................................................................................................3
Trust FASIT......................................................................................................15
Trust Fund........................................................................................................1
Trust Partnership................................................................................................15
TRUSTEE...........................................................................................................8
U.S. Person.............................................................................................83, 84, 101
UCC..............................................................................................................40
Underlying CMBS..................................................................................................24
Underlying Mortgage Loan.........................................................................................24
Value............................................................................................................27
VOTING RIGHTS....................................................................................................23
WARRANTING PARTY.............................................................................................17, 44
Whole Loans......................................................................................................24





=================================================================    =====================================================

NO DEALER,  SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE                              $
ANY INFORMATION OR TO MAKE ANY  REPRESENTATIONS NOT CONTAINED IN
THIS  PROSPECTUS  SUPPLEMENT AND THE PROSPECTUS AND, IF GIVEN OR                        (APPROXIMATE)
MADE,  SUCH  INFORMATION OR  REPRESENTATIONS  MUST NOT BE RELIED
UPON  AS  HAVING  BEEN  AUTHORIZED  BY THE  DEPOSITOR  OR BY THE
UNDERWRITER.  THIS  PROSPECTUS  SUPPLEMENT AND THE PROSPECTUS DO
NOT CONSTITUTE AN OFFER TO SELL, OR A  SOLICITATION  OF AN OFFER       HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP.
TO  BUY,  THE  SECURITIES   OFFERED  HEREBY  TO  ANYONE  IN  ANY
JURISDICTION   IN  WHICH  THE  PERSON   MAKING   SUCH  OFFER  OR                         -----------
SOLICITATION  IS NOT  QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT
IS UNLAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION.  NEITHER THE
DELIVERY OF THIS  PROSPECTUS  SUPPLEMENT  AND THE PROSPECTUS NOR
ANY SALE MADE HEREUNDER SHALL, UNDER ANY  CIRCUMSTANCES,  CREATE
AN IMPLICATION THAT INFORMATION  HEREIN OR THEREIN IS CORRECT AS
OF ANY TIME SINCE THE DATE OF THIS PROSPECTUS  SUPPLEMENT OR THE
PROSPECTUS.
                      ____________________                                      CLASS A1, CLASS A1X, CLASS A2,
                                                                                 CLASS A2X, CLASS B, CLASS C,
                       TABLE OF CONTENTS                                        CLASS BCX, CLASS D AND CLASS E
                                                                                    MORTGAGE PASS-THROUGH
                                                            PAGE                         CERTIFICATES
                                                                                         SERIES 199 -
                     PROSPECTUS SUPPLEMENT
Summary of Prospectus Supplement........
Risk Factors............................
Description of the Mortgage Pool........
Description of the Certificates.........
Certain Prepayment, Maturity and Yield
  Considerations........................
Servicing...............................
Description of the Pooling and Servicing
  Agreement.............................
Use of Proceeds.........................
Federal Income Tax Consequences.........
State Tax Considerations................
ERISA Considerations....................
Legal Investment........................
Method of Distribution..................
Legal Matters...........................
Rating..................................
Index of Principal Definitions..........
Annex A: Certain Characteristics of The
  Mortgage Loans........................
Annex B: Form of Monthly Report
                           PROSPECTUS                                                ___________________
Prospectus Supplement...................
Available Information...................                                            PROSPECTUS SUPPLEMENT
Incorporation of Certain Information by
  Reference.............................                                           _______________________
Summary of Prospectus...................
Risk Factors............................
Description of the Trust Funds..........
Use of Proceeds.........................
Yield Considerations....................
The Depositor...........................
Description of the Certificates.........
Description of the Agreements...........
Description of Credit Support...........
Certain Legal Aspects of Mortgage
  Loans and the Leases..................
Federal Income Tax Consequences.........
State Tax Considerations................
ERISA Considerations....................
Legal Investment........................                                                    , 199
Method of Distribution..................
Legal Matters...........................
Financial Information...................
Rating..................................



Index of Principal Definitions
=================================================================    =====================================================


                                    PART II



INFORMATION NOT REQUIRED TO BE IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION**


         Estimated expenses in connection with the issuance and distribution of the securities, other than underwriting discounts and commissions*, are as follows:



          Registration Fee -- Securities and Exchange
            Commission.....................................   $590,000
          Printing and Engraving Expenses..................     50,000
          Accounting Fees and Expenses.....................     40,000
          Legal Fees and Expenses..........................    200,000
          Trustee Fees and Expenses........................     25,000
          Rating Agency Fees...............................     60,000
          Miscellaneous Expenses...........................     35,000
                                                                ------
                    Total.................................. $1,000,000
                                                             =========

----------

* To be provided for each Series of Securities on the cover page of the related Prospectus Supplement.

** All amounts except the SEC Registration Fee are estimates of expenses incurred or to be incurred in connection with the issuance and distribution of a single Series of Certificates in an aggregate principal amount assumed for these purposes to be equal to $100,000,000 of Certificates registered hereby.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Under the proposed form of Underwriting Agreement to be filed as
Exhibit 1.1 hereto, the Underwriter will be obligated under certain circumstances to indemnify officers and directors of Heller Financial Commercial Mortgage Asset Corp. (the "Company") who sign the Registration Statement, and certain controlling persons of the Company, against certain liabilities, including liabilities under the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended.

         The Company's Certificate of Incorporation provides for indemnification of directors and officers of the Company to the full extent permitted by Delaware law.

         Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they are or were such directors, officers, employees or agents, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in any such action, suit or proceeding. The Delaware General Corporation Law also provides that the Registrant may purchase insurance on behalf of any such director, officer, employee or agent.

         The Pooling and Servicing Agreement will provide that no director, officer, employee or agent of the Company will be liable to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action pursuant to the Pooling and Servicing Agreement, except for such person's own misfeasance, bad faith or gross negligence in the performance of duties. The Pooling and Servicing Agreement will provide further that, with the exceptions stated above, the Company and any director, officer, employee or agent of the Company will be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to the Pooling and Servicing Agreement or the Certificates, other than any loss, liability or expense (i) related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to the Pooling and Servicing Agreement), (ii) incurred in connection with any violation by him or her of any state or federal securities law or (iii) imposed by any taxing authority if such loss, liability or expense is not specifically reimbursable pursuant to the terms of the Pooling and Servicing Agreement.

ITEM 16. EXHIBITS

          Exhibit
          Number
          ------
           1.1  -- Form of Underwriting Agreement*
           3.1  -- Certificate of Incorporation of the Company*
           3.2  -- By-Laws of the Company*
           4.1  -- Form of Pooling and Servicing Agreement*
           5.1 -- Opinion of Latham & Watkins regarding the legality of the Certificates
           5.2 -- Opinion of Katten, Muchin & Zavis regarding the legality of the Certificates
           8.1  -- Opinion of Latham & Watkins regarding tax matters
           8.2  -- Opinion of Katten, Muchin & Zavis regarding tax matters
          23.1  -- Consent of Latham & Watkins (included as part of  Exhibits
                   5.1 and 8.1 hereto)
          23.2 -- Consent of Katten, Muchin & Zavis (included as part of Exhibits 5.2 and 8.2 hereto)
          24.1  -- Power of Attorney (included on page II-5)*

----------


*  Previously filed.


ITEM 17. UNDERTAKINGS

(a)      The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act"); (ii) to reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that no such post-effective amendment shall be required if the information which would be required by clauses (i) and (ii) is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated by reference in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago, State of Illinois, on the 15th day of January 1998.

                          HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP.



                          By:   ____________*_______________
                                  Name: David J. Friedman
                                  Title: Chief Executive Officer
                                          and President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 SIGNATURE                             TITLE                      DATE
  ------------------------------------    -------------------------------    -------------
  _________________*__________________    Director (Chairman of the Board    May 19, 1998
  Name: Lauralee E. Martin                of Directors)

  _________________*__________________    Director                           May 19, 1998
  Name: Michael P. Goldsmith

  ________________ *__________________    Director                           May 19, 1998
  Name: Dick Rai

  _________________*_________________     Chief Executive Officer            May 19, 1998
  Name: David J. Friedman                 (Principal Executive Officer)
                                          and President
  _______________ _*__________________    Vice President and  Chief          May 19, 1998
  Name: Thomas J. Bax                     Financial Officer (Principal
                                          Financial Officer)

  /s/ Margaret E. Govern                  Assistant Vice President and       May 19, 1998
  -----------------------------------     Controller (Principal Accounting
  Name: Margaret E. Govern                Officer)



*___________________________                                       May 19, 1998
  Margaret E. Govern
  as Attorney-in-Fact

                                 EXHIBIT INDEX


    Exhibit
    Number
   ----------
     1.1   --  Form of Underwriting Agreement*
     3.1   --  Certificate of Incorporation of the Company*
     3.2   --  By-Laws of the Company
     4.1   --  Form of Pooling and Servicing Agreement*
     5.1 -- Opinion of Latham & Watkins regarding the legality of the Certificates
     5.2 -- Opinion of Katten, Muchin & Zavis regarding the legality of the Certificates
     8.1   --  Opinion of Latham & Watkins regarding tax matters
     8.2   --  Opinion of Katten, Muchin & Zavis regarding tax matters
    23.1   --  Consent of Latham & Watkins (included as part of  Exhibits 5.1 and 8.1 hereto)
    23.2   --  Consent of Katten, Muchin & Zavis (included as part of Exhibits
               5.2 and 8.2 hereto)
    24.1   --  Power of Attorney (included on page II-5)*

----------

*        Previously filed.